                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


                 Investment Company Act file number 811-06654






                              BNY Hamilton Funds
              (Exact name of registrant as specified in charter)


                         3435 Stelzer Road, Suite 1000
                              Columbus, OH 43219
              (Address of principal executive offices) (Zip code)


                              BNY Hamilton Funds
                         3435 Stelzer Road, Suite 1000
                              Columbus, OH 43219
                    (Name and address of agent for service)


Registrant's telephone number, including area code: 1-800-426-9363


Date of fiscal year end: December 31, 2008


Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.   Report(s) to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

[LOGO] BNY
HAMILTON

                              SEMI-ANNUAL REPORT


                                 JUNE 30, 2008


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK MELLON



   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK AMT-FREE MUNICIPAL MONEY FUND

   100% U.S. TREASURY SECURITIES MONEY FUND

   U.S. GOVERNMENT MONEY FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semi-Annual Report for the BNY Hamilton Funds for the six months ended June 30, 2008. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance for the first half of the year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The U.S. equity markets were volatile in the first half of 2008. Throughout the period, higher prices for food, energy, and other key commodities threatened to curtail consumer spending, cut into corporate profitability, and slow economic growth. In addition, the downturn in residential real-estate values persisted. Stocks started the year on a down note, as concerns about the worsening credit crisis and the potential for an economic recession--both continued from late 2007--eroded investor confidence. The Federal Reserve responded aggressively, lowering the Federal Funds target rate by 1.25 points in two separate actions in late January.

The challenging environment persisted through the end of the first quarter, and seemed to come to a head with the near-collapse of investment bank Bear Stearns in March. Again, the Federal Reserve stepped in, facilitating the sale of Bear to JP Morgan Chase, and injecting welcome liquidity into the markets. With a
0.75 percentage point cut in mid-March, and a 0.25 point cut in April, the Federal Reserve brought the target rate down to 2.25%, where it remained through the end of June.

The Federal Reserve's clear willingness to respond and shore up the crucial Financial Services sector contributed to a renewed sense of investor confidence that prevailed during much of April and May. In addition, outside of the Financial Services sector, many first-quarter earnings reports came in better than expected, helping stocks to rally further. There were hopes that perhaps the economy would avert a recession, and that the worst of the credit crisis was over.

Unfortunately, around mid-May, there were new signs that in fact the credit crisis was not near an end, as Financial Services companies faced the need to raise new equity capital in the wake of rising credit losses. Oil prices continued their steep climb; with food prices rising as well, fears that inflation would spike upward began to gain traction. Fiscal stimulus in the form of tax rebate checks helped to boost consumer spending at least temporarily, but whether they would have more enduring impact was unclear. All of these factors combined to drive stocks downward through the end of June, bringing major indexes down to near bear-market levels.

Looking ahead, outlook for U.S. equities remains uncertain. Although energy prices have backed down somewhat from their record highs, prices are still quite elevated and are contributing to higher costs in most other sectors of the economy. Data suggesting that inflation is on the rise and that economic growth has stagnated have sparked fears of stagflation, the infamous condition that loomed over the economy and the financial markets during the 1970s.

For the six months ended June 30, 2007, the S&P 500(R) Index of large-capitalization U.S. stocks returned -11.91%. The Russell 2000(R) Index of small-cap stocks posted a total return of -9.38% for the same period.

International equities over the six months offered slightly better performance than large-cap domestic stocks, but nonetheless the major international benchmark still posted a double-digit loss. Many international markets, especially emerging markets, had been able to perform well in 2007 even as the U.S. market slipped into uncertainty. In 2008, unfortunately, it became increasingly clear that many of the same factors weighing on the U.S. economy, as well as its equity markets, were also starting to affect many global markets. In addition to spillover effects from the U.S.' subprime lending crisis, many international markets are also coping with weakening real-estate markets and slowing rates of economic growth.

Perhaps the greatest fear haunting global markets, however, is the potential for higher rates of inflation. Inflation was already a concern due to the rapid rates of economic growth seen in many global markets. Even as a number of global economies have cooled, however, the inflation risk remains, fueled in part by high energy costs, as well as rising prices for many staple foods as well as other key commodities. Some central banks, including those in China and Brazil, tightened monetary policy in an effort to stave off inflation; the European Central Bank did so as well shortly after the period's end.

In this environment, it was predictable that international equity markets would come under some pressure. This was compounded by the fact that stocks in many emerging markets had enjoyed a long run-up in value that left them vulnerable to declines when investor sentiment faltered. This has played a major role in the 48% decline in China's equities for the year so far; investors have reacted sharply as companies there have been hurt by higher commodity costs, inflation fears and a strengthening currency that has hurt profits in that export-driven market. A number of other Asian markets similarly posted double-digit declines. Japan, however, while still posting a decline for the period, showed significant improvement over the year's second quarter.

Among established European markets, both Germany and the United Kingdom posted double-digit losses, as they felt the impact of higher inflation and the global credit crunch, both of which have dimmed the outlook for economic growth in the region.

For the six months, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned -10.96%, outpacing major domestic equity indexes.

The fixed-income markets were turbulent during the first half of the year. The same credit crisis that caused so much trepidation among equity investors had even greater impact on the fixed-income markets. The events of the first quarter made most fixed-income investors very wary of any risk, leading to a sweeping flight to quality that saw Treasury securities come into heavy favor.

After the Federal Reserve's intervention in the Bear Stearns matter and its other steps to boost liquidity, however, a more optimistic tone came to the fixed-income markets. In April and May, investors once again were willing to venture into riskier securities, based on their hopes that credit losses from the subprime lending meltdown were nearing an end, and that a period of greater stability in the financial markets was at hand.

Unfortunately, that proved not to be the case, and near mid-spring, when new reports of steep credit losses at major financial institutions began to roll in, investors once again retreated to the safety of Treasurys. Despite the brief rally in non-Treasury (or "spread") bonds, for the period overall Treasurys outperformed virtually every other bond sector.

During the period, the credit ratings of two major bond insurers were slashed. This move, which indicated doubts regarding the companies' ability to meet their insurance obligations, gave some investors cause to seek alternatives to insured bonds, and was another force leading investors to favor less-risky securities.

By the end of the six months, inflation joined the credit crisis as a major concern in the fixed-income markets. While the Federal Reserve had eased rates several times in an effort to support the U.S. economy, at its June meeting it held rates steady, citing concerns about the potential for higher inflation going forward.

For the remainder of the year, the outlook remains unclear. U.S. consumers still face many headwinds, and in an economy that derives two-thirds of its activity from consumer spending, that has the potential to curtail growth significantly. The housing market's continued downturn has reduced homeowners' equity, while the credit crunch has even made it difficult for them to tap into the equity they do have. Inflation appears to be on the rise; with energy and basic food purchases consuming a greater proportion of household budgets, less money is available for discretionary purchases. Weakening employment data are also inspiring caution among many consumers. How this will play out in the crucial back-to-school and holiday shopping seasons will be of keen interest to economic observers.

Of course, in the second half of the year we also are building up to the November election, in which we will elect a new President. Even if the new Chief Executive won't take office until 2009, as the months go by we are going to hear many new proposals for policies on energy, the economy, and employment, to name just a few areas. Even if new policies and legislation won't be put in place until 2009 or later, we can expect the markets to have some reaction to the various proposals, both as the election draws near and especially once it is complete.

As we have contended with the challenges of 2008, we have been working to refine the structures of a number of our portfolios, bringing them more closely in line with their relevant benchmarks. While these efforts are part of our long-term approach to managing your assets, and not a short-term strategy, we believe that these changes could be beneficial in the uncertain environment facing investors. Our disciplined strategies are based on sound, time-tested principles, not passing fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, we are working to provide you with sound investment strategies that you can put to work to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,

      /s/ Joseph Murphy
Joseph F. Murphy
President, BNY Hamilton Funds
Managing Director, The Bank of New York Mellon Corporation

         Table  of  Contents

Questions & Answers............. Page   5

Fees and Expenses...............       15

Portfolio Summaries.............       18

Schedules of Investments........       20

Statements of Assets and
 Liabilities....................       36

Statements of Operations........       40

Statements of Changes in Net
 Assets......................... Page  42

Financial Highlights............       48

Notes to Financial Statements...       58

Information About Advisory
 Agreements.....................       69

Directors And Officers..........       73

BNY Hamilton Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AN INTERVIEW wITH PATRICIA LARKIN, SENIOR PORTFOLIO MANAGER

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Turmoil in the sub-prime mortgage market, slumping U.S. housing markets, and soaring energy prices had already fueled economic concerns before the start of 2008. This caused investors to reassess their attitudes toward risk and sparked sharp declines among stocks and higher-yielding bonds. The resulting tightness in credit markets and heavy sub-prime related losses among global financial institutions prompted the Federal Reserve to reduce short-term interest rates. As a result, 2008 began with an overnight Federal Funds rate of 4.25%, down from 5.25% a few months earlier.

   The economy continued to show signs of strain in January, including the first monthly job losses in more than four years. Congress passed legislation to stimulate the economy, and the Federal Reserve reduced the Federal Funds rate by 1.25 percentage points in two separate moves during the latter part of the month. This brought the rate down to 3%. More job losses were reported in February, and pressures on U.S. financial institutions remained intense from deleveraging among institutional investors and falling real estate values.

   In March, non-farm payrolls shrank by another 80,000 jobs, driving the total number of lost jobs during the first quarter of 2008 to 232,000. The unemployment rate climbed to 5.10% from 4.80% in February. In the face of this continued bad news, the Federal Reserve continued to take aggressive action during the month, and reduced the Federal Funds rate to 2.25%. In addition, the Federal Reserve announced an expansion of its Term Securities Lending Facility. This made $200 billion of Treasury securities available to Wall Street firms in an unprecedented program that allowed borrowers to use certain Mortgage-backed securities as collateral. The first quarter ended with a GDP growth rate of 1%.

   More job losses followed in April, and the Federal Reserve continued to reduce the Federal Funds rate, driving the overnight rate down another quarter point to 2%. However, inflation accelerated along with prices for crude oil and food, as businesses attempted to pass along their higher input costs to their customers. With inflationary pressures intensifying, some analysts began to forecast that the Federal Reserve's next move might be toward higher short-term interest rates.

   Economic data in May were mixed. On the one hand, the U.S. economy lost an additional 49,000 jobs, the unemployment rate jumped to 5.50%, and the average cost of gasoline in the United States surpassed $4.00 per gallon. On the other hand, retail sales improved by an unexpected 1% during the month, suggesting that tax rebate checks might be having the desired effect of boosting consumer spending.

   June proved to be a difficult month for the U.S. economy and financial markets. Reports of 62,000 additional job losses, further declines in home prices, and revelations of new sub-prime related write-downs among major banks sparked renewed volatility in the financial markets and largely dashed expectations of a rate hike over the foreseeable future. For its part, the Federal Reserve left the Federal Funds rate unchanged at 2% in late June, citing uncertainty about the inflation outlook.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: Institutional Shares of the Fund posted a total return of 1.64%, Hamilton
   Shares returned 1.61%, Premier Shares returned 1.49%, Classic Shares returned 1.36% and Agency Shares returned 1.56% for the six months ended June 30, 2008.

   The seven-day current and the 30-day effective yields for the period ended June 30, 2008 were 2.51% and 2.48%, respectively, for Institutional Shares, 2.46% and 2.43% for the Hamilton Shares, 2.22% and 2.18% for the Premier Shares, 1.97% and 1.93% for the Classic Shares, and 2.36% and 2.33% for the Agency Shares.

   As of June 30, 2008, the Fund had total assets of more than $10 billion.

   We have managed the Fund with a weighted average maturity we consider longer than the industry average. This has allowed us to take advantage of the upward slope of the money market yield curve.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We have structured the portfolio with a diverse mix of both fixed- and floating-rate instruments. This approach has allowed us to provide a competitive yield while maintaining prudent levels of liquidity and high credit quality.

   The quality of our investments is a matter of great importance to us. The Fund has earned an AAAm rating from Standard and Poor's Corporation, an Aaa rating from Moody's Investor Service, and an AAA rating from Fitch Inc. These ratings signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The Federal Reserve finds itself in a difficult position. While inflation obviously is a matter of concern, the fragility of the real-estate and financial markets make a short-term interest-rate hike unlikely. We believe the most likely scenario is for the Federal Reserve to remain on the sidelines, in the belief that slowing U.S. and global growth will reduce the upward pressure on commodity prices, and allow time for the Financial sector to stabilize.

   We will continue to carefully monitor incoming economic data in order to determine what we believe is the best way to position the Fund, taking into account upcoming Federal Reserve meetings and the shape of the money market yield curve.

BNY Hamilton Treasury Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

AN INTERVIEW wITH PATRICIA LARKIN, SENIOR PORTFOLIO MANAGER

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Turmoil in the sub-prime mortgage market, slumping U.S. housing markets, and soaring energy prices had already fueled economic concerns before the start of 2008. This caused investors to reassess their attitudes toward risk and sparked sharp declines among stocks and higher-yielding bonds. The resulting tightness in credit markets and heavy sub-prime related losses among global financial institutions prompted the Federal Reserve to reduce short-term interest rates. As a result, 2008 began with an overnight Federal Funds rate of 4.25%, down from 5.25% a few months earlier.

   The economy continued to show signs of strain in January, including the first monthly job losses in more than four years. Congress passed legislation to stimulate the economy, and the Federal Reserve reduced the Federal Funds rate by 1.25 percentage points in two separate moves during the latter part of the month. This brought the rate down to 3%. More job losses were reported in February, and pressures on U.S. financial institutions remained intense from deleveraging among institutional investors and falling real estate values.

   In March, non-farm payrolls shrank by another 80,000 jobs, driving the total number of lost jobs during the first quarter of 2008 to 232,000. The unemployment rate climbed to 5.10% from 4.80% in February. In the face of this continued bad news, the Federal Reserve continued to take aggressive action during the month, and reduced the Federal Funds rate to 2.25%. In addition, the Federal Reserve announced an expansion of its Term Securities Lending Facility. This made $200 billion of Treasury securities available to Wall Street firms in an unprecedented program that allowed borrowers to use certain Mortgage-backed securities as collateral. The first quarter ended with a GDP growth rate of 1%.

   More job losses followed in April, and the Federal Reserve continued to reduce the Federal Funds rate, driving the overnight rate down another quarter point to 2%. However, inflation accelerated along with prices for crude oil and food, as businesses attempted to pass along their higher input costs to their customers. With inflationary pressures intensifying, some analysts began to forecast that the Federal Reserve's next move might be toward higher short-term interest rates.

   Economic data in May were mixed. On the one hand, the U.S. economy lost an additional 49,000 jobs, the unemployment rate jumped to 5.50%, and the average cost of gasoline in the United States surpassed $4.00 per gallon. On the other hand, retail sales improved by an unexpected 1% during the month, suggesting that tax rebate checks might be having the desired effect of boosting consumer spending.

   June proved to be a difficult month for the U.S. economy and financial markets. Reports of 62,000 additional job losses, further declines in home prices, and revelations of new sub-prime related write-downs among major banks sparked renewed volatility in the financial markets and largely dashed expectations of a rate hike over the foreseeable future. For its part, the Federal Reserve left the Federal Funds rate unchanged at 2% in late June, citing uncertainty about the inflation outlook.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: Institutional Shares of the BNY Hamilton Treasury Money Fund posted a total return of 1.07%, Hamilton Shares returned 1.04%, Premier Shares returned 0.92%, Classic Shares returned 0.80%, and Agency Shares returned 0.99% for the six months ended June 30, 2008.

   The seven-day current and 30-day effective yields for the period ended
   June 30, 2008 were 1.82% and 1.88%, respectively, for the Institutional Shares, 1.77% and 1.83% for the Hamilton Shares, 1.52% and 1.58% for the Premier Shares, 1.27% and 1.33% for the Classic Shares, and 1.67% and 1.73% for the Agency Shares.

   As of June 30, 2008, the Fund had total assets of about $4 billion.

   We have managed the Fund with a weighted average maturity we consider to be longer than that of funds with similar investment objectives. This approach has helped us to mitigate the volatility related to the overnight repurchase agreements in the portfolio.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We have structured the portfolio with a combination of overnight repurchase agreements and short-term U.S. Treasury securities in order to provide a competitive yield while maintaining prudent levels of liquidity.

   The quality of our investments is a matter of great importance to us. The Fund has earned an AAAm rating from Standard and Poor's Corporation, an Aaa rating from Moody's Investor Service, and an AAA rating from Fitch Inc. These ratings signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The Federal Reserve finds itself in a difficult position. While inflation obviously is a matter of concern, the fragility of the real-estate and financial markets make a short-term interest-rate hike unlikely. We believe the most likely scenario is for the Federal Reserve to remain on the sidelines, in the belief that slowing U.S. and global growth will reduce the upward pressure on commodity prices, and allow time for the Financial sector to stabilize.

   We will continue to carefully monitor incoming economic data in order to determine what we believe is the best way to position the Fund, taking into account upcoming Federal Reserve meetings and the shape of the U.S. Treasury yield curve.

BNY Hamilton New York AMT-Free Municipal Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A tax-exempt fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

AN INTERVIEW WITH COLLEEN MEEHAN, SENIOR PORTFOLIO MANAGER

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: In the first half of 2008, yields on tax-exempt money market instruments declined along with short-term interest rates, as the Federal Reserve took aggressive action to stimulate economic growth and address the credit crisis. Supply-and-demand factors also influenced tax-exempt money market yields.

   Turmoil in the sub-prime mortgage market, slumping U.S. housing markets, and soaring energy prices had already sparked economic concerns before the start of 2008. The economy continued to show signs of strain in January, including the first monthly job losses in more than four years. Congress passed legislation to stimulate the economy, and the Federal Reserve reduced the Federal Funds rate by 1.25 percentage points in two separate moves during the latter part of the month. This brought the rate down to 3%. More job losses were reported in February, and pressures on U.S. financial institutions remained intense.

   In March, non-farm payrolls shrank by another 80,000 jobs, and the unemployment rate climbed to 5.10%. In the face of this continued bad news, the Federal Reserve reduced the Federal Funds rate to 2.25%. More job losses followed in April, and the Federal Reserve continued to reduce the Federal Funds rate, driving the overnight rate down another quarter point to 2%. However, inflation accelerated along with prices for crude oil and food, as businesses attempted to pass along their higher input costs to their customers.

   Economic data in May were mixed. On the one hand, the U.S. economy lost an additional 49,000 jobs, the unemployment rate jumped to 5.50%, and the average cost of gasoline in the United States surpassed $4.00 per gallon. On the other hand, retail sales improved by an unexpected 1% during the month, suggesting that tax rebate checks might be having the desired effect of boosting consumer spending.

   June proved to be a difficult month for the U.S. economy and financial markets. Reports of additional job losses, further declines in home prices, and revelations of new sub-prime related write-downs among major banks sparked renewed volatility in the financial markets. For its part, the Federal Reserve left the Federal Funds rate unchanged at 2% in late June, citing uncertainty about the inflation outlook.

   Tax-exempt money-market issues were affected by significant credit concerns regarding the monoline bond insurers, with many investors shunning insured money-market instruments in favor of uninsured alternatives. In addition, poor liquidity in the tax-exempt auction-rate securities market caused issuers to switch to variable-rate demand notes and municipal notes. This caused the supply of those instruments to swell and boosted their yields to historically high levels relative to taxable money market funds. Nonetheless, a record level of assets continued to flow into municipal money market funds. By the end of the period, unrelenting investor demand began to exert downward pressure on yields.

   Meanwhile, the fiscal conditions of most municipal issuers remained sound over the six months. States across the country did, however, begin to anticipate renewed budget pressures due to weak housing markets, slower consumer spending, and mounting job losses--all of which cut into tax revenues.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: For the six-month period ended June 30, 2008, Hamilton Shares of the Fund posted a total return of 1.08%, Premier Shares returned 0.95%, and Classic Shares returned 0.82%. The Fund's seven-day current and 30-day effective yields as of June 30, 2008 were 1.54% and 1.58%, respectively, for the Hamilton Shares, 1.30% and 1.33% for the Premier Shares, and 1.05% and 1.09% for the Classic Shares.

   As of June 30, 2008, the Fund's assets totaled $219 million.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We generally maintained a cautious investment approach, intensifying the scrutiny our credit analysts apply to prospective candidates for the portfolio. In some cases, our research efforts identified municipal money market instruments that, in our judgment, had been punished too severely in the marketplace, and represented attractive values with strong underlying credit profiles.

   In addition, we set the Fund's weighted average maturity in a range that was longer than industry averages. This allowed us to capture higher yields for as long as we deemed practical while interest rates fell. We achieved this position by balancing very short-term instruments with municipal notes in the three- to six-month maturity range, and focusing on liquidity.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: At midyear, the U.S. economy remained weak. Mounting inflationary pressures, however, appear likely to keep the Federal Reserve from making further cuts to the Federal Funds rate for the time being. In this environment, we intend to maintain the Fund's conservative credit posture and relatively longer weighted average maturity.

BNY Hamilton 100% U.S. Treasury Securities Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with Patricia Larkin, Senior Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Turmoil in the sub-prime mortgage market, slumping U.S. housing markets, and soaring energy prices had already fueled economic concerns before the start of 2008. This caused investors to reassess their attitudes toward risk and sparked sharp declines among stocks and higher-yielding bonds. The resulting tightness in credit markets and heavy sub-prime related losses among global financial institutions prompted the Federal Reserve to reduce short-term interest rates. As a result, 2008 began with an overnight Federal Funds rate of 4.25%, down from 5.25% a few months earlier.

   The economy continued to show signs of strain in January, including the first monthly job losses in more than four years. Congress passed legislation to stimulate the economy, and the Federal Reserve reduced the Federal Funds rate by 1.25 percentage points in two separate moves during the latter part of the month. This brought the rate down to 3%. More job losses were reported in February, and pressures on U.S. financial institutions remained intense from deleveraging among institutional investors and falling real estate values.

   In March, non-farm payrolls shrank by another 80,000 jobs, driving the total number of lost jobs during the first quarter of 2008 to 232,000. The unemployment rate climbed to 5.10% from 4.80% in February. In the face of this continued bad news, the Federal Reserve continued to take aggressive action during the month, and reduced the Federal Funds rate to 2.25%. In addition, the Federal Reserve announced an expansion of its Term Securities Lending Facility. This made $200 billion of Treasury securities available to Wall Street firms in an unprecedented program that allowed borrowers to use certain mortgage-backed securities as collateral. The first quarter ended with a GDP growth rate of 1%.

   More job losses followed in April, and the Federal Reserve continued to reduce the Federal Funds rate, driving the overnight rate down another quarter point to 2%. However, inflation accelerated along with prices for crude oil and food, as businesses attempted to pass along their higher input costs to their customers. With inflationary pressures intensifying, some analysts began to forecast that the Federal Reserve's next move might be toward higher short-term interest rates.

   Economic data in May were mixed. On the one hand, the U.S. economy lost an additional 49,000 jobs, the unemployment rate jumped to 5.50%, and the average cost of gasoline in the United States surpassed $4.00 per gallon. On the other hand, retail sales improved by an unexpected 1% during the month, suggesting that tax rebate checks might be having the desired effect of boosting consumer spending.

   June proved to be a difficult month for the U.S. economy and financial markets. Reports of 62,000 additional job losses, further declines in home prices, and revelations of new sub-prime related write-downs among major banks sparked renewed volatility in the financial markets and largely dashed expectations of a rate hike over the foreseeable future. For its part, the Federal Reserve left the Federal Funds rate unchanged at 2% in late June, citing uncertainty about the inflation outlook.

Q: How did the Fund perform during the period? What were the major factors accounting for its performance?
A: Institutional Shares of the BNY Hamilton 100% Treasury Securities Money Fund posted a total return of 0.89%, Hamilton Shares returned 0.87%, and Premier Shares returned 0.74% for the six months ended June 30, 2008.

   The seven-day current and 30-day effective yields for the period ended
   June 30, 2008 were 1.29% and 1.19%, respectively, for the Institutional Shares, 1.25% and 1.15% for the Hamilton Shares, and 1.00% and 0.90% for the Premier Shares.

   As of June 30, 2008, the Fund had a total asset size of $271 million.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund invests exclusively in direct obligations of the U.S. Treasury.
   Over the past six months, we have managed the portfolio with a weighted average maturity we consider to be longer than the industry average. This posture allowed us to take advantage of the positively sloped curve in the short-term Treasury market.

   The quality of our investments is a matter of great importance to us. The Fund has earned an AAAm rating from Standard and Poor's Corporation, an Aaa rating from Moody's Investor Service, and an AAA rating from Fitch Inc. These ratings signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The Federal Reserve finds itself in a difficult position. While inflation obviously is a matter of concern, the fragility of the real-estate and financial markets make a short-term interest-rate hike unlikely. We believe the most likely scenario is for the Federal Reserve to remain on the sidelines, in the belief that slowing U.S. and global growth will reduce the upward pressure on commodity prices, and allow time for the Financial sector to stabilize.

   We will continue to carefully monitor incoming economic data in order to determine what we believe is the best way to position the Fund, taking into account upcoming Federal Reserve meetings and the shape of the U.S. Treasury yield curve.

BNY Hamilton U.S. Government Money Fund

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Patricia Larkin, Senior Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Turmoil in the sub-prime mortgage market, slumping U.S. housing markets, and soaring energy prices had already fueled economic concerns before the start of 2008. This caused investors to reassess their attitudes toward risk and sparked sharp declines among stocks and higher-yielding bonds. The resulting tightness in credit markets and heavy sub-prime related losses among global financial institutions prompted the Federal Reserve to reduce short-term interest rates. As a result, 2008 began with an overnight Federal Funds rate of 4.25%, down from 5.25% a few months earlier.

   The economy continued to show signs of strain in January, including the first monthly job losses in more than four years. Congress passed legislation to stimulate the economy, and the Federal Reserve reduced the Federal Funds rate by 1.25 percentage points in two separate moves during the latter part of the month. This brought the rate down to 3%. More job losses were reported in February, and pressures on U.S. financial institutions remained intense from deleveraging among institutional investors and falling real estate values.

   In March, non-farm payrolls shrank by another 80,000 jobs, driving the total number of lost jobs during the first quarter of 2008 to 232,000. The unemployment rate climbed to 5.10% from 4.80% in February. In the face of this continued bad news, the Federal Reserve continued to take aggressive action during the month, and reduced the Federal Funds rate to 2.25%. In addition, the Federal Reserve announced an expansion of its Term Securities Lending Facility. This made $200 billion of Treasury securities available to Wall Street firms in an unprecedented program that allowed borrowers to use certain mortgage-backed securities as collateral. The first quarter ended with a GDP growth rate of 1%.

   More job losses followed in April, and the Federal Reserve continued to reduce the Federal Funds rate, driving the overnight rate down another quarter point to 2%. However, inflation accelerated along with prices for crude oil and food, as businesses attempted to pass along their higher input costs to their customers. With inflationary pressures intensifying, some analysts began to forecast that the Federal Reserve's next move might be toward higher short-term interest rates.

   Economic data in May were mixed. On the one hand, the U.S. economy lost an additional 49,000 jobs, the unemployment rate jumped to 5.50%, and the average cost of gasoline in the United States surpassed $4.00 per gallon. On the other hand, retail sales improved by an unexpected 1% during the month, suggesting that tax rebate checks might be having the desired effect of boosting consumer spending.

   June proved to be a difficult month for the U.S. economy and financial markets. Reports of 62,000 additional job losses, further declines in home prices, and revelations of new sub-prime related write-downs among major banks sparked renewed volatility in the financial markets and largely dashed expectations of a rate hike over the foreseeable future. For its part, the Federal Reserve left the Federal Funds rate unchanged at 2% in late June, citing uncertainty about the inflation outlook.

Q: How did the Fund perform over the period? What were the major factors accounting for its performance?
A: Institutional Shares of the Fund posted a total return of 1.29% and Premier
   Shares returned 1.15% for the six months ended June 30, 2008.

   The seven-day current and the 30-day effective yields for the period ended June 30, 2008 were 2.01% and 1.97%, respectively, for the Institutional Shares and 1.72% and 1.68% for the Premier Shares. As of June 30, 2008, the Fund had total assets of $95 million.

   We have managed the Fund with a weighted average maturity we consider longer than the industry average in order to take advantage of the upward slope of the yield curve for U.S. government agency debt.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: In the current environment, we have sought to provide a competitive yield while maintaining prudent levels of liquidity by structuring the portfolio with a combination of overnight repurchase agreements and short-term agency securities.

   The quality of our investments is a matter of great importance to us. The Fund has earned an AAAm rating from Standard and Poor's Corporation, an Aaa rating from Moody's Investor Service, and an AAA rating from Fitch Inc. These ratings signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The Federal Reserve finds itself in a difficult position. While inflation obviously is a matter of concern, the fragility of the real-estate and financial markets make a short-term interest-rate hike unlikely. We believe the most likely scenario is for the Federal Reserve to remain on the sidelines, in the belief that slowing U.S. and global growth will reduce the upward pressure on commodity prices, and allow time for the Financial sector to stabilize.

   We will continue to carefully monitor incoming economic data in order to determine what we believe is the best way to position the Fund, taking into account upcoming Federal Reserve meetings and the shape of the U.S. Government agency yield curve.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2008.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                          BEGINNING  ENDING      ANNUALIZED
                                           ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                            VALUE    VALUE      BASED ON THE      DURING THE
                                          01/01/08  06/30/08  SIX-MONTH PERIOD SIX-MONTH PERIOD*
MONEY FUND--HAMILTON SHARES
Actual                                    $1,000.00 $1,016.10      0.19%             $0.95
Hypothetical (5% return before expenses)  $1,000.00 $1,023.92      0.19%             $0.96
------------------------------------------------------------------------------------------------
MONEY FUND--PREMIER SHARES
Actual                                    $1,000.00 $1,014.90      0.44%             $2.21
Hypothetical (5% return before expenses)  $1,000.00 $1,022.67      0.44%             $2.22
------------------------------------------------------------------------------------------------
MONEY FUND--CLASSIC SHARES
Actual                                    $1,000.00 $1,013.60      0.69%             $3.46
Hypothetical (5% return before expenses)  $1,000.00 $1,021.43      0.69%             $3.47
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         BEGINNING  ENDING      ANNUALIZED
                                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                           VALUE    VALUE      BASED ON THE      DURING THE
                                                         01/01/08  06/30/08  SIX-MONTH PERIOD SIX-MONTH PERIOD*
MONEY FUND--INSTITUTIONAL SHARES
Actual                                                   $1,000.00 $1,016.40      0.14%             $0.69
Hypothetical (5% return before expenses)                 $1,000.00 $1,024.18      0.14%             $0.70
---------------------------------------------------------------------------------------------------------------
MONEY FUND--AGENCY SHARES
Actual                                                   $1,000.00 $1,015.60      0.29%             $1.45
Hypothetical (5% return before expenses)                 $1,000.00 $1,023.42      0.29%             $1.46
---------------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--HAMILTON SHARES
Actual                                                   $1,000.00 $1,010.40      0.20%             $0.98
Hypothetical (5% return before expenses)                 $1,000.00 $1,023.89      0.20%             $0.99
---------------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--PREMIER SHARES
Actual                                                   $1,000.00 $1,009.20      0.44%             $2.22
Hypothetical (5% return before expenses)                 $1,000.00 $1,022.66      0.44%             $2.23
---------------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--CLASSIC SHARES
Actual                                                   $1,000.00 $1,008.00      0.68%             $3.40
Hypothetical (5% return before expenses)                 $1,000.00 $1,021.47      0.68%             $3.43
---------------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--INSTITUTIONAL SHARES
Actual                                                   $1,000.00 $1,010.70      0.14%             $0.72
Hypothetical (5% return before expenses)                 $1,000.00 $1,024.14      0.14%             $0.73
---------------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--AGENCY SHARES
Actual                                                   $1,000.00 $1,009.90      0.29%             $1.46
Hypothetical (5% return before expenses)                 $1,000.00 $1,023.41      0.29%             $1.47
---------------------------------------------------------------------------------------------------------------
NEW YORK AMT-FREE MUNICIPAL MONEY FUND--HAMILTON SHARES
Actual                                                   $1,000.00 $1,010.80      0.24%             $1.21
Hypothetical (5% return before expenses)                 $1,000.00 $1,023.65      0.24%             $1.22
---------------------------------------------------------------------------------------------------------------
NEW YORK AMT-FREE MUNICIPAL MONEY FUND--PREMIER SHARES
Actual                                                   $1,000.00 $1,009.50      0.49%             $2.47
Hypothetical (5% return before expenses)                 $1,000.00 $1,022.41      0.49%             $2.48
---------------------------------------------------------------------------------------------------------------
NEW YORK AMT-FREE MUNICIPAL MONEY FUND--CLASSIC SHARES
Actual                                                   $1,000.00 $1,008.20      0.74%             $3.71
Hypothetical (5% return before expenses)                 $1,000.00 $1,021.17      0.74%             $3.73
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          BEGINNING  ENDING      ANNUALIZED
                                                           ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                            VALUE    VALUE      BASED ON THE      DURING THE
                                                          01/01/08  06/30/08  SIX-MONTH PERIOD SIX-MONTH PERIOD*
100% U.S. TREASURY SECURITIES MONEY FUND--PREMIER SHARES
Actual                                                    $1,000.00 $1,007.40      0.45%             $2.22
Hypothetical (5% return before expenses)                  $1,000.00 $1,022.65      0.45%             $2.24
----------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY SECURITIES MONEY FUND--INSTITUTIONAL
SHARES
Actual                                                    $1,000.00 $1,008.90      0.16%             $0.79
Hypothetical (5% return before expenses)                  $1,000.00 $1,024.08      0.16%             $0.80
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND--PREMIER SHARES
Actual                                                    $1,000.00 $1,011.50      0.45%             $2.23
Hypothetical (5% return before expenses)                  $1,000.00 $1,022.65      0.45%             $2.24
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND--INSTITUTIONAL SHARES
Actual                                                    $1,000.00 $1,012.90      0.16%             $0.79
Hypothetical (5% return before expenses)                  $1,000.00 $1,024.08      0.16%             $0.80
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended June 30, 2008, and divided by the 366 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton Funds

         Portfolio Summaries

         Asset Group Diversification

         As of June 30, 2008 (Unaudited)

Money Fund

                                                     % of
                                                  Net Assets
                                                  ----------
                   Certificates of Deposits......    40.3%
                   Commercial Paper..............    30.6
                   Time Deposits.................    12.9
                   Corporate Bonds...............     9.3
                   Repurchase Agreements.........     4.6
                   Master Note...................     1.8
                   Other assets less liabilities.     0.5
                                                    -----
                   Total.........................   100.0%
                                                    -----

Treasury Money Fund

                                                         % of
                                                      Net Assets
                                                      ----------
               Repurchase Agreements.................    87.2%
               United States Treasury Bills..........    12.9
               Liabilities in excess of other assets.    (0.1)
                                                        -----
               Total.................................   100.0%
                                                        -----

New York AMT-Free Municipal Money Fund

                                                        % of
                                                     Net Assets
                                                     ----------
                Variable Rate Municipal Obligations.    95.0%
                Commercial Paper....................     4.8
                Other assets less liabilities.......     0.2
                                                       -----
                Total...............................   100.0%
                                                       -----

100% U.S. Treasury Securities Money Fund

                                                         % of
                                                      Net Assets
                                                      ----------
               United States Treasury Bills..........   100.1%
               Liabilities in excess of other assets.    (0.1)
                                                        -----
               Total.................................   100.0%
                                                        -----


Portfolio composition is subject to change.

         BNY Hamilton Funds

         Asset Group Diversification (Continued)

         As of June 30, 2008 (Unaudited)


U.S. Government Money Fund

                                                       % of
                                                    Net Assets
                                                    ----------
                 United States Government Agencies.    70.2%
                 Repurchase Agreements.............    29.3
                 Other assets less liabilities.....     0.5
                                                      -----
                 Total.............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton Money Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

 Principal
  Amount                                      Value
------------                               ------------
             Certificates of
             Deposit--40.3%
             Banks--40.3%
$100,000,000 Abbey National Treasury
             Services PLC
             2.90%, 2/20/09 FRN........... $100,000,000
 200,000,000 ABN Amro
             3.01%, 10/24/08..............  200,000,000
 400,000,000 Allied Irish Banks (Ireland)
             2.76%, 7/14/08...............  400,001,435
 100,000,000 Bank of Ireland (Ireland)
             2.76%, 9/09/08...............  100,001,931
  50,000,000 Bank of Montreal
             2.70%, 2/11/09 FRN...........   50,000,000
 300,000,000 Bank of Scotland
             2.80%, 10/14/08 FRN..........  300,000,000
  50,000,000 Bank of Scotland PLC/
             New York
             2.82%, 2/26/09 FRN...........   50,000,000
 100,000,000 Barclays Bank PLC NY
             2.75%, 2/11/09 FRN...........  100,000,000
 300,000,000 Calyon
             2.72%, 9/04/08...............  300,000,000
 250,000,000 Calyon
             2.73%, 10/14/08..............  250,000,000
 250,000,000 Canadian Imperial Bank
             of Commerce
             2.80%, 11/10/08..............  250,000,000
 100,000,000 Credit Suisse/NY
             2.99%, 10/27/08 FRN..........  100,001,994
 100,000,000 Credit Suisse/NY
             2.88%, 1/14/09 FRN...........  100,005,303
  75,000,000 Credit Suisse/NY
             2.85%, 3/06/09 FRN...........   75,000,000

 Principal
  Amount                                   Value
------------                           --------------
             Certificates of Deposit
             (Continued)
$150,000,000 Danske Corp.
             3.05%, 4/09/09 FRN....... $  150,000,000
 300,000,000 Depfa Bank PLC
             2.90%, 7/07/08...........    300,000,000
  75,000,000 Dexia Credit Local SA NY
             2.78%, 1/20/09 FRN.......     74,954,630
 200,000,000 DZ Bank AG
             2.72%, 9/04/08...........    200,000,000
 100,000,000 HBOS Treasury Services
             PLC (Great Britain)
             2.82%, 2/25/09 FRN.......    100,006,530
 200,000,000 Natixis
             2.90%, 7/07/08...........    200,000,000
 100,000,000 Regions Bank
             4.25%, 7/09/08...........    100,000,000
 100,000,000 Skandinaviska Enskilda
             Banken AB/NY
             2.92%, 2/11/09 FRN.......    100,000,000
 150,000,000 Swedbank AB (Sweden)
             2.74%, 10/09/08..........    150,000,000
 100,000,000 UBS AG
             2.80%, 10/08/08..........    100,000,000
 500,000,000 UBS AG
             2.80%, 10/09/08..........    500,000,000
                                       --------------
             Total Certificates of
             Deposit
             (Cost $4,349,971,823)....  4,349,971,823
                                       --------------
             Commercial Paper--30.6%
             Asset-Backed Securities--7.3%
 100,000,000 Atlantis One Funding
             Corp.
             2.88%, 9/29/08...........     99,280,000

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2008 (Unaudited)

 Principal
  Amount                                   Value
------------                            ------------
             Commercial Paper
             (Continued)
$100,000,000 Concord Minutemen
             Capital Co., LLC
             3.11%, 7/02/08............ $ 99,991,361
  50,000,000 Concord Minutemen
             Capital Co., LLC
             2.93%, 9/03/08............   49,739,556
 300,000,000 Scaldis Capital LLC
             2.75%, 9/08/08............  298,418,750
 240,730,000 Three Pillars Funding
             Corp.
             2.75%, 7/01/08............  240,730,000
                                        ------------
                                         788,159,667
                                        ------------
             Banks--23.3%
 475,000,000 Abbey National N.A.
             LLC
             2.44%, 7/01/08............  475,000,000
  50,000,000 ABN Amro
             2.80%, 11/10/08...........   49,486,667
 200,000,000 ASB Finance Ltd.
             (New Zealand)
             2.71%, 10/22/08...........  198,298,722
 100,000,000 Bank of Ireland (Ireland)
             2.73%, 9/09/08............   99,469,167
 350,000,000 Bank of Ireland (Ireland)
             2.73%, 9/12/08............  348,062,458
 500,000,000 BNP Paribas Finance, Inc.
             2.50%, 7/01/08............  500,000,000
 250,000,000 Canadian Imperial
             Holdings
             2.76%, 10/09/08...........  248,082,639
 100,000,000 Citigroup Funding, Inc.
             3.14%, 10/24/08...........   98,998,542

 Principal
  Amount                                  Value
------------                          --------------
             Commercial Paper
             (Continued)
$108,675,000 Dexia Delaware LLC
             2.64%, 8/12/08.......... $  108,340,281
  50,000,000 Royal Bank of Scotland
             PLC
             2.82%, 9/04/08..........     49,745,868
  50,000,000 Royal Bank of Scotland
             PLC
             2.82%, 9/08/08..........     49,730,229
 200,000,000 Swedbank AB (Sweden)
             2.84%, 8/11/08..........    199,353,111
 100,000,000 Swedbank AB (Sweden)
             2.84%, 11/07/08.........     98,982,333
                                      --------------
                                       2,523,550,017
                                      --------------
             Total Commercial
             Paper
             (Cost $3,311,709,684)...  3,311,709,684
                                      --------------
             Time Deposits--12.9%
             Banks--12.9%
 250,000,000 ABN Amro
             2.50%, 7/01/08..........    250,000,000
 300,000,000 DZ Bank AG
             2.50%, 7/01/08..........    300,000,000
  38,000,000 Key Bank
             2.00%, 7/01/08..........     38,000,000
 300,000,000 Manufacturers & Traders
             Trust Co.
             2.25%, 7/01/08..........    300,000,000
 500,000,000 Rabobank Nederland
             2.50%, 7/01/08..........    500,000,000
                                      --------------
             Total Time Deposits
             (Cost $1,388,000,000)...  1,388,000,000
                                      --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2008 (Unaudited)

 Principal
  Amount                                   Value
------------                            ------------
             Corporate Bonds--9.3%
             Banks--6.9%
$250,000,000 Citigroup Funding, Inc.
             3.20%, 5/08/09 FRN........ $250,000,000
  50,000,000 Fortis Bank NY*
             2.79%, 7/18/08 FRN........   50,005,186
 125,000,000 National Australia Bank
             Ltd. (Australia)
             2.92%, 2/19/09 FRN........  125,000,000
  25,000,000 National Australia Bank
             Ltd. (Australia)*
             2.69%, 12/01/08 FRN.......   24,995,522
  33,000,000 Bank of Scotland PLC
             (Great Britain)
             2.44%, 1/07/09, FRN.......   33,000,000
 100,000,000 Royal Bank of Canada
             (Canada)*
             2.44%, 1/05/09 FRN........  100,000,000
  37,100,000 Wachovia Bank NA
             2.64%, 2/23/09 FRN........   37,067,279
  37,500,000 Westpac Banking Corp.
             (Australia)*
             2.47%, 9/15/08, FRN.......   37,491,850
  85,000,000 Westpac Banking Corp./
             NY*
             2.44%, 1/05/09 FRN........   85,000,000
                                        ------------
                                         742,559,837
                                        ------------
             Diversified Financial Services--2.4%
  70,000,000 Genworth Global Funding
             Trusts
             2.47%, 12/15/08 FRN.......   70,000,000
  90,000,000 Merrill Lynch & Co., Inc.
             2.64, 8/22/08 FRN.........   90,000,000

 Principal
  Amount                                    Value
------------                            --------------
             Corporate Bonds
             (Continued)
$100,000,000 Toyota Motor Credit
             Corp.
             2.48%, 1/15/09 FRN........ $   99,998,900
                                        --------------
                                           259,998,900
                                        --------------
             Total Corporate Bonds
             (Cost $1,002,558,737).....  1,002,558,737
                                        --------------
             Repurchase
             Agreements--4.6%
             Repurchase Agreement with the Bank of
             America, Inc.--4.6%
 500,000,000 2.25%, dated 6/30/08,
             due 7/01/08, repurchase
             price $500,031,250
             (Collateral-FHLB,
             0.00%-5.86%, 11/19/08-
             03/02/17;
             FMAC, 3.50%-5.65%,
             5/29/13-5/05/19;
             FNMA, 0.00%-3.00%;
             8/04/08-1/14/11;
             FCSB, 5.05%-5.63%,
             12/21/21-1/17/23;
             IABD, 7.38%, 1/15/10;
             REFC, 0.00%,7/15/15;
             TVBD, 4.88%,
             12/15/2016; aggregate
             market value plus accrued
             interest $510,000,148)
             (Cost $500,000,000).......    500,000,000
                                        --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2008 (Unaudited)

 Principal
  Amount                                       Value
------------                              ---------------
             Master Note--1.8%
             Banks--1.8%
$200,000,000 Bank of America
             2.25%, 7/01/08
             (Cost $200,000,000)......... $   200,000,000
                                          ---------------
             Total Investments
             (Cost $10,752,240,244)(a)--
             99.5%.......................  10,752,240,244
             Other assets less
             liabilities--0.5%...........      50,169,850
                                          ---------------
             Net Assets--100.0%.......... $10,802,410,094
                                          ---------------

FRN Floating Rate Note. Coupon shown is in effect at June 30, 2008. Date represents ultimate maturity date.
FCSB  Federal Farm Credit Banks Consolidated Systemwide Bonds.
FHLB  Federal Home Loan Bank.
FMAC  Federal Mortgage Association Corp.
FNMA  Federal National Mortgage Association.
IADB  Inter-American Development Bank.
REFC  Resolution Funding Strip.
TVDB  Tennessee Valley Authority Discount Bonds.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.
(a) The cost stated also approximates the aggregate cost for federal income tax purpose.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

 Principal
  Amount                                     Value
------------                              ------------
             United States Government
             Obligations--12.9%
             United States Treasury Bills+--12.9%
$ 70,000,000 0.81%, 7/10/08.............. $ 69,986,000
 300,000,000 2.00%-2.02%, 11/20/08.......  297,653,055
 150,000,000 2.15%, 12/26/08.............  148,427,667
                                          ------------
             Total United States
             Government
             Obligations
             (Cost $516,066,722).........  516,066,722
                                          ------------
             Repurchase
             Agreements--87.2%
             Repurchase Agreement with Bank of
             America--12.5%
 500,000,000 1.60%, dated 6/30/08,
             due 7/1/08 repurchase
             price $500,022,222
             (Collateral-UST Bond,
             8.88%, 2/15/19; UST
             Note, 4.25%, 1/15/10;
             aggregate market value
             plus accrued interest
             $510,000,086)...............  500,000,000
                                          ------------
             Repurchase Agreement with Barclays
             Capital, Inc.--12.5%
 500,000,000 1.80%, dated 6/30/08,
             due 7/1/08 repurchase
             price $500,025,000
             (Collateral-UST Bond,
             2.38%, 1/15/25; UST
             Strips, 0.00%, 7/15/08-
             2/15/31; aggregate market
             value plus accrued interest
             $510,000,024)...............  500,000,000
                                          ------------

 Principal
  Amount                                     Value
------------                              ------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with
             Citigroup--15.0%
$600,000,000 1.70%, dated 6/30/08,
             due 7/1/08 repurchase
             price $600,028,333
             (Collateral-UST Bond,
             8.88%, 2/15/19; aggregate
             market value plus accrued
             interest $612,000,018)...... $600,000,000
                                          ------------
             Repurchase Agreement with Deutsche
             Bank AG--15.6%
 625,000,000 1.75%, dated 6/30/08,
             due 7/1/08 repurchase
             price $625,030,382
             (Collateral-UST Bond,
             11.25%, 2/15/15; UST
             Notes, 4.50%-5.125%,
             4/30/09-2/15/17; UST
             Strips, 0.00%, 11/15/16-
             2/15/23; aggregate market
             value plus accrued interest
             $637,500,012)...............  625,000,000
                                          ------------
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--5.3%
 213,000,000 1.00%, dated 6/30/08,
             due 7/1/08 repurchase
             price $213,005,917
             (Collateral-UST Notes,
             3.38%, 11/15/08-
             10/15/09; aggregate
             market value plus accrued
             interest $217,260,032)......  213,000,000
                                          ------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         June 30, 2008 (Unaudited)

 Principal
  Amount                                      Value
------------                             --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--7.5%
$300,000,000 1.25%, dated 6/30/08,
             due 7/1/08 repurchase
             price $300,010,417
             (Collateral-UST Notes,
             4.38%-12.00%, 8/15/08-
             12/31/11; aggregate
             market value plus accrued
             interest $306,000,025)..... $  300,000,000
                                         --------------
             Repurchase Agreement with Morgan
             Stanley--18.8%
 750,000,000 1.70%, dated 6/30/08, due
             7/1/08 repurchase price
             $750,035,417 (Collateral-
             UST Notes, 2.88%-4.63%,
             6/30/10-8/31/11; aggregate
             market value plus accrued
             interest $765,000,481).....    750,000,000
                                         --------------
             Total Repurchase
             Agreements
             (Cost $3,488,000,000)......  3,488,000,000
                                         --------------
             Total Investments
             (Cost $4,004,066,722)(a)--
             100.1%.....................  4,004,066,722
             Liabilities in excess of
             other assets--(0.1%).......     (5,107,446)
                                         --------------
             Net Assets--100.0%......... $3,998,959,276
                                         --------------

+ Coupon rate shown is the discounted rate at time of purchase for United States Treasury Bills.
USTUnited States Treasury.
(a)The cost stated also approximates the aggregate cost for federal income tax purposes.

See notes to financial statements.

         BNY Hamilton New York AMT-Free Municipal Money Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

                                                        Moody's
 Principal                                                /S&P   Interest Maturity
  Amount                                                Ratings*   Rate     Date      Value
-----------                                             -------- -------- -------- -----------
            Short-term Municipal Bonds--95.0%
            Education--13.6%
$ 3,000,000 Board Cooperative Educational Services for
            the Sole Supervisory District Revenue,
            Anticipation Notes.........................  NR/NR     4.00%  12/30/08 $ 3,012,410
  2,040,000 New York State Dormitory Authority
            (Barnard College)(a)....................... Aa3/NR     1.51   7/01/37    2,040,000
 11,000,000 New York State Dormitory Authority
            Revenue, Floater Series 2247(a)............ NR/AAA     1.53   3/15/25   11,000,000
  6,000,000 New York State Dormitory Authority
            Revenue, (Culinary Institute of America),
            Series C(a)................................ Aa2/NR     1.60   7/01/33    6,000,000
  2,000,000 New York State Dormitory Authority
            Revenue (Culinary Institute of America),
            XLCA Insured+(a)........................... Aa2/NR     1.51   7/01/36    2,000,000
  5,000,000 New York State Dormitory Authority
            Revenue (Ithaca College)(a)................ Aaa/NR     1.51   7/01/38    5,000,000
    800,000 New York State Dormitory Authority
            Revenue (Mount St-Mary College)(a)......... Aaa/AA     1.63   7/01/35      800,000
                                                                                   -----------
                                                                                    29,852,410
                                                                                   -----------
            General Obligations--12.0%
  1,830,000 New York Counties Tobacco Trust IV,
            Series 1344(a)............................. NR/AA+     1.67   6/01/45    1,830,000
  1,800,000 New York State, Series A................... Aa3/AA     6.00   7/15/08    1,802,266
  3,800,000 New York State, Series B(a)................ Aaa/AAA    2.80   3/15/30    3,800,000
  2,070,000 New York, New York, Series B,
            Sub-Series B-8(a).......................... Aaa/AAA    1.43   8/15/24    2,070,000
    525,000 New York, New York, Series C, FSA
            Insured+(a)................................ Aaa/AAA    5.00   8/01/08      526,314
    655,000 New York, New York, Series E,
            Sub-Series E-2(a).......................... Aaa/AA+    2.40   8/01/34      655,000
  1,000,000 New York, New York, Series J(a)............ Aa3/AA     5.00   3/01/09    1,022,039
  2,000,000 New York, New York, Series L-5(a).......... Aa3/AA     2.00   4/01/35    2,000,000

See notes to financial statements.

         BNY Hamilton New York AMT-Free Municipal Money Fund

         June 30, 2008 (Unaudited)

                                                         Moody's
Principal                                                  /S&P    Interest Maturity
 Amount                                                  Ratings*    Rate     Date      Value
----------                                              ---------- -------- -------- -----------
           Short-term Municipal Bonds (Continued)
$2,200,000 New York, New York, Series L-6(a)...........   Aa3/AA     1.95%  4/01/32  $ 2,200,000
 1,355,000 New York, New York, Sub-Series A-6(a).......  Aaa/AA+     1.40   8/01/31    1,355,000
 1,275,000 Puerto Rico Commonwealth, Series C,
           MBIA Insured+(a)............................   A2/AA      4.25   7/01/22    1,275,000
 4,000,000 Suffolk County, New York.................... MIG1/SP-1+   3.50   8/14/08    4,003,338
 3,575,000 TSASC, Inc., New York, (Tobacco Flexible
           Amortization Bonds), Series 1(a)............  Aaa/AAA     6.25   7/15/27    3,773,464
                                                                                     -----------
                                                                                      26,312,421
                                                                                     -----------
           Healthcare--3.2%
 1,450,000 Nassau Health Care Corp., New York,
           Revenue, Sub-Series 2004-C1, FSA
           Insured+(a).................................  Aaa/AAA     1.45   8/01/29    1,450,000
 2,810,000 New York City Health & Hospital Corp.,
           Health Revenue System, Series A, FSA
           Insured+(a).................................  Aaa/AAA     3.75   2/15/09    2,838,521
 2,800,000 New York State Dormitory Authority
           Revenue, (Mental Health),
           Sub-Series D-2G(a)..........................   A1/AA-     1.40   2/15/31    2,800,000
                                                                                     -----------
                                                                                       7,088,521
                                                                                     -----------
           Housing--9.0%
 1,800,000 New Rochelle, New York, Municipal
           Housing Authority Revenue, (Multi-Family
           Shore Medical Center Apartments), Series A,
           FMNA Insured+(a)............................   NR/AAA     1.43   12/15/35   1,800,000
 1,000,000 New York City Housing Development
           Corp., Multi-Family Housing Revenue,
           (Gold Street), Series A, FNMA
           Insured+(a).................................   NR/AAA     1.45   4/15/36    1,000,000
 2,100,000 New York City Housing Development
           Corp., Multi-Family Housing Revenue,
           (Marseilles Apartments)(a)..................   NR/AA      1.41   12/01/34   2,100,000

See notes to financial statements.

         BNY Hamilton New York AMT-Free Municipal Money Fund

         June 30, 2008 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Short-term Municipal Bonds (Continued)
$2,200,000 New York City Housing Development
           Corp., Residential Revenue, (Queens
           College), Series A(a).....................  NR/AA     1.51%  6/01/43  $ 2,200,000
 1,000,000 New York State Homeowner Mortgage
           Agency, Series 91.........................  Aa1/NR    5.40   10/01/08   1,007,807
 8,400,000 New York State, Housing Finance Agency,
           (North End), Series A, FNMA Insured+(a)...  Aaa/NR    1.45   11/15/36   8,400,000
 3,300,000 New York State Housing Finance Agency,
           (River Terrace Housing), Series A, FNMA
           Insured+(a)...............................  Aaa/NR    1.45   5/15/34    3,300,000
                                                                                 -----------
                                                                                  19,807,807
                                                                                 -----------
           Industrial Development--23.0%
 8,110,000 Babylon, New York, Industrial Development
           Agency Resource Revenue, (Ogden Martin       Aaa/
           Project), FSA Insured+(a).................   AAA      1.50   1/01/19    8,110,000
 9,565,000 Clinton County, New York, Industrial
           Development Agency Civic Facility
           Revenue, (Champlain Physicians),
           Series A(a)...............................  NR/AA     1.50   7/01/42    9,565,000
 2,000,000 Clinton County, New York, Industrial
           Development Agency Civic Facility
           Revenue, (Champlain Physicians),
           Series B(a)...............................  A3/AA     1.50   7/01/42    2,000,000
 5,100,000 Cohoes, New York, Industrial Development
           Agency, Civic Facilities, (Columbia Crest
           Senior Housing Project)(a)................  Aa3/NR    1.53   9/01/33    5,100,000
 9,845,000 Dutchess County, New York, Industrial
           Development Agency Civic Facility
           Revenue, (Arbor Ridge Brookmeade,
           Inc.)(a)..................................   NR/A     1.21   9/01/37    9,845,000
 2,000,000 Monroe County, New York, Industrial
           Development Agency Civic Facility
           Revenue, (Association Blind and
           Impaired)(a)..............................  NR/NR     1.70%  2/01/38    2,000,000

See notes to financial statements.

         BNY Hamilton New York AMT-Free Municipal Money Fund

         June 30, 2008 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Short-term Municipal Bonds (Continued)
$1,050,000 Monroe County, New York, Industrial
           Development Agency Civic Facility
           Revenue, (Margaret Woodbury Strong)(a)..... Aaa/NR     1.45   4/01/35  $ 1,050,000
 1,500,000 Monroe County, New York, Industrial
           Development Agency Revenue, (Monroe
           Community College), Series A(a)............ Aaa/NR     1.51   1/15/32    1,500,000
   500,000 New York City Industrial Development
           Agency Facility Revenue, Wartburg Lutheran
           Home, Series A(a)..........................  A1/NR     1.59   6/01/27      500,000
 4,000,000 Ontario County, New York, Industrial
           Development Agency, Civic Facility
           Revenue, (Finger Lakes), Series A(a)....... Aa3/NR     1.51   6/01/36    4,000,000
 1,000,000 Orange County, New York, Industrial
           Development Agency Civic Facility
           Revenue, (Tuxedo Park School Project)(a)...  A1/NR     1.66   9/01/22    1,000,000
 2,110,000 Syracuse, New York, Industrial Development
           Agency, Civic Facility Revenue,
           (Community Development Properties-Larned
           PJ)(a).....................................  NR/NR     1.66   4/01/18    2,110,000
 3,500,000 Ulster County, New York, Industrial
           Development Agency Civic Facility
           Revenue, (Kingston Regional Senior Living
           Center)(a).................................  NR/AA     1.42   9/15/37    3,500,000
                                                                                  -----------
                                                                                   50,280,000
                                                                                  -----------
           Other--4.2%
 9,107,000 Austin Trust Various States(a)............. NR/AA+     1.57   6/15/38    9,107,000
                                                                                  -----------
           Special Tax--14.5%
 8,020,000 Metropolitan Transportation Authority,
           Dedicated Tax Fund, Series R-10263, FSA
           Insured+(a)................................ Aaa/AAA    1.59   11/15/18   8,020,000

See notes to financial statements.

         BNY Hamilton New York AMT-Free Municipal Money Fund

         June 30, 2008 (Unaudited)

                                                         Moody's
 Principal                                                 /S&P   Interest Maturity
  Amount                                                 Ratings*   Rate     Date      Value
-----------                                              -------- -------- -------- -----------
            Short-term Municipal Bonds (Continued)
$ 3,245,000 Nassau County, New York, Interim Finance
            Authority, Sales Tax Secured, Series B, FSA
            Insured+(a)................................. Aaa/AAA    1.70%  11/15/22 $ 3,245,000
    350,000 New York City Transitional Finance
            Authority Revenue, Adjustable-Future Tax,
            Sector D, Series A-1........................ Aa1/AAA    3.00   11/01/08     350,400
 10,000,000 New York State Urban Development Corp,
            Series A-1.................................. NR/AAA     4.00   12/15/08  10,063,055
 10,000,000 New York State Urban Development
            Corp.,(a)................................... Aa3/NR     1.60   4/01/10   10,000,000
                                                                                    -----------
                                                                                     31,678,455
                                                                                    -----------
            Transportation--5.0%
  2,995,000 Metropolitan Transportation Authority,
            AMBAC Insured+(a)........................... Aaa/NR     1.56   11/15/33   2,995,000
  1,000,000 Metropolitan Transportation Authority,
            Commuter Facilities, Series A, FGIC
            Insured+(a)................................. WR/AAA     6.00   7/01/16    1,000,000
    700,000 New York State Thruway Authority
            Highway and Bridge, Series B, FGIC
            Insured+(a)................................. Aa3/AAA    5.38   4/01/10      724,397
    500,000 New York State Thruway Authority, Income
            Tax Revenue, Series A(a).................... Aa3/AAA    5.00   3/15/09      510,451
    500,000 Port Authority of New York & New Jersey,
            Series 130, FGIC Insured+(a)................ Aa3/AA-    2.38   10/15/08     500,000
  2,800,000 Port Authority of New York and New Jersey,
            Series 2008-8(a)............................  NR/NR     1.61   3/13/15    2,800,000
  1,900,000 Triborough Bridge & Tunnel Authority,
            General Purpose, Series F(a)................ Aa2/AA-    1.41   11/01/32   1,900,000
    400,000 Triborough Bridge & Tunnel Authority,
            Sub-Series B-2(a)........................... Aa2/AA-    1.41   1/01/32      400,000
                                                                                    -----------
                                                                                     10,829,848
                                                                                    -----------

See notes to financial statements.

         BNY Hamilton New York AMT-Free Municipal Money Fund

         June 30, 2008 (Unaudited)

                                                       Moody's
 Principal                                               /S&P   Interest  Maturity
  Amount                                               Ratings*   Rate      Date      Value
-----------                                            -------- --------  -------- ------------
            Short-term Municipal Bonds (Continued)
            Utilities--10.5%
$ 2,800,000 Long Island Power Authority, New York
            Electrical Systems, Series A, AMBAC
            Insured+.................................. Aa3/AA     5.50%   12/01/08 $  2,829,409
 10,425,000 Long Island Power Authority, New York
            Electrical Systems, Sub-Series 1A(a)...... Aaa/AA     1.50    5/01/33    10,425,000
  1,500,000 New York City Municipal Water Finance
            Authority, Water & Sewer System Revenue,
            Series F-2(a)............................. Aa2/AA+    1.34    6/15/33     1,500,000
  3,600,000 New York State Energy Research &
            Development Authority Revenue, (Con
            Edison), Sub-Series A-2(a)................ Aaa/AAA    1.45    5/01/39     3,600,000
  4,600,000 New York State Environmental Facilities
            Corp., State Clean Water and Drinking,
            Series D-199(a)........................... Aa1/NR     1.71    6/15/25     4,600,000
                                                                                   ------------
                                                                                     22,954,409
                                                                                   ------------
            Total Short-Term Municipal Bonds
            (Cost $207,910,871).......................                              207,910,871
                                                                                   ------------
            Commercial Paper--4.8%
            General Obligations--1.4%
  3,000,000 New York City, New York,
            Series 1994-H-5...........................            5.00(b) 7/14/08     3,000,000
                                                                                   ------------
            Transportation--1.1%
  2,500,000 Metropolitan Transit Facilities, Series A.            1.55(b) 8/11/08     2,500,000
                                                                                   ------------

See notes to financial statements.

         BNY Hamilton New York AMT-Free Municipal Money Fund

         June 30, 2008 (Unaudited)

Principal                                                    Interest   Maturity
 Amount                                                        Rate       Date      Value
----------                                                   --------   -------- ------------
           Commercial Paper (Continued)
           Utilities--2.3%
$5,000,000 New York City Municipal Water Finance Authority,
           Series 1.........................................   1.68%(b) 8/11/08  $  5,000,000
                                                                                 ------------
           Total Commercial Paper
           (Cost $10,500,000)...............................                       10,500,000
                                                                                 ------------
           Total Investments
           (Cost $218,410,871)(c)--99.8%....................                      218,410,871
           Other assets less liabilities--0.2%..............                          477,766
                                                                                 ------------
           Net Assets--100.0%...............................                     $218,888,637
                                                                                 ------------

AMBAC American Municipal Bond Assurance.
FGIC  Financial Guaranty Insurance Company.
FNMA  Federal National Mortgage Association.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investor Assurance.
NR    Not rated.
WR    Withdrawn Rating.
XLCA  XL Capital Assurance, Inc.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
*     Unaudited.
(a) Seven day or less variable rate demand note, rate shown is interest rate in effect at June 30, 2008. Maturity date represents ultimate maturity.
(b) Interest rate shown reflects the yield to maturity at time of purchase for municipal commercial paper.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton 100% U.S. Treasury Securities Money Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

 Principal
  Amount                                        Value
-----------                                 ------------
            United States Government
            Obligations--100.1%
            United States Treasury Bills+--100.1%
$12,600,000 1.06%-1.78%, 7/03/08........... $ 12,598,832
 81,600,000 0.61%-1.91%, 7/10/08...........   81,578,790
 43,600,000 1.11%-1.69%, 7/17/08...........   43,578,105
 24,084,000 1.20%-1.52%, 7/24/08...........   24,064,074
 19,800,000 1.86%-1.88%, 7/31/08...........   19,769,805
  1,000,000 1.91%, 9/04/08.................      996,606
 22,000,000 1.93%, 9/11/08.................   21,916,400
 31,000,000 1.91%, 9/18/08.................   30,870,407
 14,000,000 1.52%-1.90%, 10/02/08..........   13,943,838
 22,000,000 2.11%, 12/11/08................   21,790,319
                                            ------------
            Total United States
            Government Obligations
            (Cost $271,107,176)............  271,107,176
                                            ------------
            Total Investments
            (Cost $271,107,176)(a)--
            100.1%.........................  271,107,176
            Liabilities in excess of other
            assets--(0.1%).................     (357,701)
                                            ------------
            Net Assets--100.0%............. $270,749,475
                                            ------------

+ Coupon rate shown is the discounted rate at time of purchase for Unites
  States Treasury Bills.
(a)The cost stated also approximates the aggregate cost for federal income tax purpose.

See notes to financial statements.

         BNY Hamilton U.S. Government Money Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

 Principal
  Amount                                    Value
-----------                              -----------
            United States Government
            Agencies--70.2%
            Federal Home Loan Bank--70.2%
$35,000,000 2.00%, 7/01/08+............. $35,000,000
 17,000,000 2.06%, 7/02/08+.............  16,999,027
  5,000,000 2.60%, 2/18/09 FRN..........   5,000,000
  5,000,000 2.98%, 2/27/09..............   5,000,000
  5,000,000 2.55%, 5/19/09..............   5,000,658
                                         -----------
            Total United States
            Government Agencies
            (Cost $66,999,685)..........  66,999,685
                                         -----------
            Repurchase
            Agreements--29.3%
            Repurchase Agreement with Barclays
            Capital, Inc.--17.8%
 17,000,000 2.40%, dated 6/30/08, due
            7/01/08 repurchase price
            17,001,133 (Collateral-
            FMAC, 5.51%, 1/23/23;
            aggregate market value plus
            accrued interest
            $17,340,620)................  17,000,000
                                         -----------

 Principal
  Amount                                       Value
-----------                                 -----------
            Repurchase Agreements
            (Continued)
            Repurchase Agreement with Goldman Sachs
            Group, Inc.--11.5%
$11,000,000 2.00%, dated 6/30/08, due
            7/01/08 repurchase price
            11,000,611 (Collateral-
            USTR, 3.50%, 12/15/09;
            aggregate market value plus
            accrued interest
            $11,220,079)................... $11,000,000
                                            -----------
            Total Repurchase
            Agreements
            (Cost $28,000,000).............  28,000,000
                                            -----------
            Total Investments
            (Cost $94,999,685)(a)--
            99.5%..........................  94,999,685
            Other assets less liabilities--
            0.5%...........................     470,827
                                            -----------
            Net Assets--100.0%............. $95,470,512
                                            -----------

FHLB  Federal Home Loan Bank.
FHLMC Federal Home Loan Mortgage Corp.
FRN   Floating Rate Note. Coupon shown is in effect at June 30, 2008.
USTR  United States Treasury Note.
+ Coupon rate shown is the discounted rate at time of purchase for Federal Home Loan Bank Discount Note.
(a) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Assets and Liabilities

         June 30, 2008 (Unaudited)

                                                                                                       New York
                                                                                                       AMT-Free
                                                                                         Treasury      Municipal
                                                                          Money           Money          Money
                                                                          Fund             Fund          Fund
                                                                     ---------------  --------------  ------------
Assets:
-----------------------------------------------------------------------------------------------------------------
  Investments at cost............................................... $10,752,240,244  $4,004,066,722  $218,410,871
-----------------------------------------------------------------------------------------------------------------
  Investments at market value, (including repurchase agreements of
   $500,000,000, $3,488,000,000 and $0, respectively)...............  10,752,240,244   4,004,066,722   218,410,871
  Cash..............................................................         210,382         472,040        40,451
  Receivables:
   Investments sold.................................................   4,626,382,010   3,699,627,375     6,776,321
   Capital stock sold...............................................     101,738,758     284,517,737     1,850,331
   Interest.........................................................      26,424,909         157,688       814,554
  Other assets......................................................         366,704          24,769        16,448
                                                                     ---------------  --------------  ------------
   Total Assets.....................................................  15,507,363,007   7,988,866,331   227,908,976
                                                                     ---------------  --------------  ------------
Liabilities:
  Payables:
   Investments purchased............................................   3,303,644,728   3,934,055,361     2,001,767
   Capital stock purchased..........................................   1,373,873,134      49,704,991     6,649,225
   Dividends........................................................      24,163,399       4,867,446       245,243
   Services provided by The Bank of New York Mellon.................       2,116,444         964,538        57,818
  Accrued expenses and other liabilities............................       1,155,208         314,719        66,286
                                                                     ---------------  --------------  ------------
   Total Liabilities................................................   4,704,952,913   3,989,907,055     9,020,339
                                                                     ---------------  --------------  ------------
Net Assets:......................................................... $10,802,410,094  $3,998,959,276  $218,888,637
                                                                     ---------------  --------------  ------------
Sources of Net Assets:
  Capital stock @ par............................................... $    10,804,016  $    3,999,311  $    218,880
  Paid-in capital...................................................  10,793,211,895   3,995,434,473   218,662,298
  Undistributed net investment income...............................          89,316          19,114         3,759
  Accumulated net realized gain (loss) on investments...............      (1,695,133)       (493,622)        3,700
                                                                     ---------------  --------------  ------------
Net Assets.......................................................... $10,802,410,094  $3,998,959,276  $218,888,637
                                                                     ---------------  --------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2008 (Unaudited)

                                                                                                  New York
                                                                                                  AMT-Free
                                                                                    Treasury      Municipal
                                                                      Money          Money          Money
                                                                      Fund            Fund          Fund
                                                                  -------------- -------------- --------------
Hamilton Shares:
  Net assets..................................................... $4,160,871,990 $  920,591,465 $   57,416,197
                                                                  -------------- -------------- --------------
  Shares outstanding.............................................  4,161,709,391    920,656,236     57,413,756
                                                                  -------------- -------------- --------------
  Net asset value, offering price and repurchase price per share. $         1.00 $         1.00 $         1.00
                                                                  -------------- -------------- --------------
Premier Shares:
  Net assets..................................................... $1,937,109,176 $2,034,342,643 $   90,369,299
                                                                  -------------- -------------- --------------
  Shares outstanding.............................................  1,937,752,182  2,034,676,035     90,368,015
                                                                  -------------- -------------- --------------
  Net asset value, offering price and repurchase price per share. $         1.00 $         1.00 $         1.00
                                                                  -------------- -------------- --------------
Classic Shares:
  Net assets..................................................... $  926,240,608 $  520,506,600 $   71,103,141
                                                                  -------------- -------------- --------------
  Shares outstanding.............................................    926,476,730    520,441,603     71,098,591
                                                                  -------------- -------------- --------------
  Net asset value, offering price and repurchase price per share. $         1.00 $         1.00 $         1.00
                                                                  -------------- -------------- --------------
Institutional Shares:
  Net assets..................................................... $3,690,304,738 $  230,583,555 $           --
                                                                  -------------- -------------- --------------
  Shares outstanding.............................................  3,690,198,660    230,601,892             --
                                                                  -------------- -------------- --------------
  Net asset value, offering price and repurchase price per share. $         1.00 $         1.00 $           --
                                                                  -------------- -------------- --------------
Agency Shares:
  Net assets..................................................... $   87,883,582 $  292,935,013 $           --
                                                                  -------------- -------------- --------------
  Shares outstanding.............................................     87,879,330    292,935,069             --
                                                                  -------------- -------------- --------------
  Net asset value, offering price and repurchase price per share. $         1.00 $         1.00 $           --
                                                                  -------------- -------------- --------------
--------------------------------------------------------------------------------------------------------------
Hamilton Shares authorized @ $0.001 par value....................  7,000,000,000  2,000,000,000  2,000,000,000
Premier Shares authorized @ $0.001 par value.....................  4,000,000,000  3,000,000,000  2,000,000,000
Classic Shares authorized @ $0.001 par value.....................  3,000,000,000  2,000,000,000  2,000,000,000
Institutional Shares authorized @ $0.001 par value...............  3,000,000,000  3,000,000,000             --
Agency Shares authorized @ $0.001 par value......................  3,000,000,000  3,000,000,000             --

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2008 (Unaudited)

                                                                                    100% U.S. Treasury     U.S.
                                                                                        Securities      Government
                                                                                          Money           Money
                                                                                           Fund            Fund
                                                                                    ------------------ ------------
Assets:
------------------------------------------------------------------------------------------------------------------
  Investments at cost..............................................................    $271,107,176    $ 94,999,685
------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value, (including repurchase agreements of
   $0, and $28,000,000, respectively)..............................................     271,107,176      94,999,685
  Cash.............................................................................          43,215         297,391
  Receivables:
   Investments sold................................................................       9,999,250      63,011,463
   Capital stock sold..............................................................         747,794       1,000,000
   Interest........................................................................           1,531          96,652
   Due from Advisor................................................................              --          14,743
  Other assets.....................................................................          11,988          14,585
                                                                                       ------------    ------------
   Total Assets....................................................................     281,910,954     159,434,519
                                                                                       ------------    ------------
Liabilities:
  Payables:
   Capital stock repurchased.......................................................      10,812,039         756,965
   Dividends.......................................................................         243,292         150,962
   Services provided by The Bank of New York Mellon................................          68,287          16,840
   Investments purchased...........................................................              --      62,998,055
  Accrued expenses and other liabilities...........................................          37,861          41,185
                                                                                       ------------    ------------
   Total Liabilities...............................................................      11,161,479      63,964,007
                                                                                       ------------    ------------
Net Assets:........................................................................    $270,749,475    $ 95,470,512
                                                                                       ------------    ------------
Sources of Net Assets:
  Capital stock @ par..............................................................    $    270,778    $     95,471
  Paid-in capital..................................................................     270,507,381      95,375,041
  Undistributed net investment income..............................................           1,462              --
  Accumulated net realized loss on investments.....................................         (30,146)             --
                                                                                       ------------    ------------
Net Assets.........................................................................    $270,749,475    $ 95,470,512
                                                                                       ------------    ------------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2008 (Unaudited)

                                                                  100% U.S. Treasury      U.S.
                                                                      Securities       Government
                                                                        Money            Money
                                                                         Fund             Fund
                                                                  ------------------ --------------
Hamilton Shares:
  Net assets.....................................................   $   14,003,691   $           10
                                                                    --------------   --------------
  Shares outstanding.............................................       14,004,797               10
                                                                    --------------   --------------
  Net asset value, offering price and repurchase price per share.   $         1.00   $         1.00
                                                                    --------------   --------------
Premier Shares:
  Net assets.....................................................   $  152,133,666   $   35,025,682
                                                                    --------------   --------------
  Shares outstanding.............................................      152,145,718       35,025,713
                                                                    --------------   --------------
  Net asset value, offering price and repurchase price per share.   $         1.00   $         1.00
                                                                    --------------   --------------
Institutional Shares:
  Net assets.....................................................   $  104,612,108   $   60,444,810
                                                                    --------------   --------------
  Shares outstanding.............................................      104,627,633       60,444,810
                                                                    --------------   --------------
  Net asset value, offering price and repurchase price per share.   $         1.00   $         1.00
                                                                    --------------   --------------
Agency Shares:
  Net assets.....................................................   $           10   $           10
                                                                    --------------   --------------
  Shares outstanding.............................................               10               10
                                                                    --------------   --------------
  Net asset value, offering price and repurchase price per share.   $         1.00   $         1.00
                                                                    --------------   --------------
---------------------------------------------------------------------------------------------------
Hamilton Shares authorized @ $0.001 par value....................    2,000,000,000    2,000,000,000
Premier Shares authorized @ $0.001 par value.....................    2,000,000,000    2,000,000,000
Institutional Shares authorized @ $0.001 par value...............    2,000,000,000    2,000,000,000
Agency Shares authorized @ $0.001 par value......................    2,000,000,000    2,000,000,000

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Operations

         For the six months ended June 30, 2008 (Unaudited)

                                                                                   New York
                                                                                   AMT-Free
                                                                       Treasury    Municipal
                                                           Money        Money        Money
                                                           Fund          Fund        Fund
                                                        ------------ -----------  ----------
Investment Income:
  Interest............................................. $223,689,035 $44,329,100  $3,076,504
                                                        ------------ -----------  ----------
Expenses:
  Advisory.............................................    4,566,897   1,355,893     127,050
  Servicing fee--Premier Shares........................    3,446,220   2,953,323     140,513
          Classic Shares...............................    1,493,218     710,939      98,980
          Hamilton Shares..............................    1,322,112     275,249          --
          Agency Shares................................      188,622      41,026          --
  Administration.......................................    3,262,070     968,495      88,935
  12b-1 fee--Classic Shares............................    1,248,113     603,866      99,482
  Legal................................................      399,103     105,484       8,072
  Custodian............................................      285,558     101,404      15,931
  Registration and filings.............................      153,615     123,811      28,387
  Insurance............................................      119,430      43,239       2,410
  Transfer agent.......................................       88,278      41,620      21,867
  Reports to shareholders..............................       64,364      16,130       3,114
  Cash management......................................       31,038       9,044         713
  Directors............................................       14,098      10,893       9,094
  Pricing..............................................        5,319          76      11,164
  Audit................................................        2,466       1,506       1,871
  Securities lending...................................           --          65          --
  Other................................................      160,333      73,895       5,887
                                                        ------------ -----------  ----------
   Total Expenses......................................   16,850,854   7,435,958     663,470
  Fees waived by The Bank of New York Mellon (Note 3)..           --      (8,378)    (15,833)
  Earnings credit adjustment (Note 3)..................           --     (20,021)         --
                                                        ------------ -----------  ----------
   Net Expenses........................................   16,850,854   7,407,559     647,637
                                                        ------------ -----------  ----------
   Net Investment Income...............................  206,838,181  36,921,541   2,428,867
                                                        ------------ -----------  ----------
Realized Gain on Investments:
  Net realized gain on investments.....................      457,052          --       6,822
                                                        ------------ -----------  ----------
  Net increase in net assets resulting from operations. $207,295,233 $36,921,541  $2,435,689
                                                        ------------ -----------  ----------

See notes to financial statements.

         BNY Hamilton Funds

         For the six months ended June 30, 2008 (Unaudited)


                                                        100 % U.S. Treasury    U.S.
                                                            Securities      Government
                                                               Money          Money
                                                               Fund            Fund
                                                        ------------------- ----------
Investment Income:
  Interest.............................................     $2,481,228      $1,018,320
                                                            ----------      ----------
Expenses:
  Servicing fee--Premier Shares........................        225,401          24,705
          Hamilton Shares..............................          3,053              --
          Classic Shares...............................          1,872              --
  Advisory.............................................        107,488          30,489
  Administration.......................................         67,180          19,055
  Registration and filings.............................         46,411          49,140
  Transfer agent.......................................         28,416          28,277
  Custodian............................................          9,954          12,263
  Directors............................................          9,127           9,110
  Legal................................................          6,170           5,440
  Reports to shareholders..............................          4,986           4,991
  Insurance............................................          1,649             828
  12b-1 fee--Classic Shares............................          1,567              --
  Audit................................................          1,387           1,336
  Pricing..............................................            491             164
  Cash management......................................            350             174
  Other................................................         32,123          28,824
                                                            ----------      ----------
   Total Expenses......................................        547,625         214,796
  Fees waived by The Bank of New York Mellon (Note 3)..       (109,509)       (127,163)
  Earnings credit adjustment (Note 3)..................           (143)         (2,741)
                                                            ----------      ----------
   Net Expenses........................................        437,973          84,892
                                                            ----------      ----------
   Net Investment Income...............................      2,043,255         933,428
                                                            ----------      ----------
Realized Loss on Investments:
  Net realized loss on investments.....................        (12,881)             --
                                                            ----------      ----------
  Net increase in net assets resulting from operations.     $2,030,374      $  933,428
                                                            ----------      ----------

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Changes in Net Assets

                                                                       Money Fund                     Treasury Money Fund
                                                           ----------------------------------  --------------------------------
                                                           Six Months Ended     Year Ended     Six Months Ended    Year Ended
                                                            June 30, 2008      December 31,     June 30, 2008     December 31,
                                                             (Unaudited)           2007          (Unaudited)          2007
                                                           ----------------  ----------------  ---------------- ---------------
Operations:
  Net investment income................................... $    206,838,181  $    559,781,607  $    36,921,541  $   149,090,757
  Net realized gain (loss) on investments.................          457,052          (898,329)              --         (112,276)
  Net increase from payment by affiliate for losses
   realized on securities (Note 3)........................               --           827,570               --               --
                                                           ----------------  ----------------  ---------------  ---------------
   Net increase in net assets resulting from
    operations............................................      207,295,233       559,710,848       36,921,541      148,978,481
                                                           ----------------  ----------------  ---------------  ---------------
Dividends to Shareholders:
  Dividends from net investment income:
   Hamilton Shares........................................      (86,656,016)     (233,832,552)     (11,645,757)     (35,567,660)
   Premier Shares.........................................      (34,659,335)     (148,605,565)     (18,170,658)     (83,541,983)
   Classic Shares.........................................      (13,585,798)      (36,565,878)      (3,815,474)     (13,682,019)
   Institutional Shares...................................      (67,400,462)     (130,553,341)      (2,696,566)     (14,724,311)
   Retail Shares..........................................               --              (702)              --               --
   Agency Shares..........................................       (4,536,570)      (10,223,569)        (610,074)      (1,574,784)
                                                           ----------------  ----------------  ---------------  ---------------
                                                               (206,838,181)     (559,781,607)     (36,938,529)    (149,090,757)
                                                           ----------------  ----------------  ---------------  ---------------
Capital Stock Transactions:
  Proceeds from capital stock sold:
   Hamilton Shares........................................   10,520,511,632    20,700,784,832    2,902,075,713    4,841,204,449
   Premier Shares.........................................    2,642,336,765    13,250,861,785    2,650,481,182    7,249,848,755
   Classic Shares.........................................    3,521,370,874     8,102,355,189    1,048,671,818    2,321,658,003
   Institutional Shares...................................    9,922,429,524    12,893,080,308      146,344,982    1,609,442,058
   Retail Shares..........................................               --            68,814               --               --
   Agency Shares..........................................      643,743,404     1,145,284,616    1,619,710,711    2,767,985,820
  Proceeds from shares issued on reinvestment of
   dividends:
   Hamilton Shares........................................       10,068,458        50,426,809          832,676        8,375,184
   Premier Shares.........................................        1,143,209        28,047,640          441,299        7,130,542
   Classic Shares.........................................       11,008,961        38,341,624        2,775,503       13,813,840
   Institutional Shares...................................          448,933         3,041,505           29,769        2,538,093
   Retail Shares..........................................               --               702               --               --
   Agency Shares..........................................           24,435           101,022               --               31
  Value of capital stock repurchased:
   Hamilton Shares........................................  (10,915,558,624)  (21,308,199,020)  (3,286,926,765)  (4,257,562,194)
   Premier Shares.........................................   (3,103,293,818)  (13,962,784,549)  (2,751,149,917)  (6,851,856,275)
   Classic Shares.........................................   (3,684,399,047)   (8,516,058,063)    (973,065,953)  (2,364,442,331)
   Institutional Shares...................................   (9,733,188,330)   (9,927,332,112)    (285,728,642)  (1,273,708,546)
   Retail Shares..........................................               --           (69,526)             (10)              --
   Agency Shares..........................................   (1,065,763,583)     (694,833,921)  (1,348,762,801)  (2,747,663,859)
                                                           ----------------  ----------------  ---------------  ---------------
  Net increase (decrease) in net assets resulting
   from capital stock transactions........................   (1,229,117,207)    1,803,117,655     (274,270,435)   1,326,763,570
                                                           ----------------  ----------------  ---------------  ---------------
   Increase (decrease) in Net Assets......................   (1,228,660,155)    1,803,046,896     (274,287,423)   1,326,651,294
Net Assets:
  Beginning of year.......................................   12,031,070,249    10,228,023,353    4,273,246,699    2,946,595,405
                                                           ----------------  ----------------  ---------------  ---------------
  End of period/(a)/...................................... $ 10,802,410,094  $ 12,031,070,249  $ 3,998,959,276  $ 4,273,246,699
                                                           ----------------  ----------------  ---------------  ---------------

  (a) Includes undistributed net investment income as of
   period end............................................. $         89,316  $         89,316  $        19,114  $        36,102
                                                           ----------------  ----------------  ---------------  ---------------

See notes to financial statements.

         BNY Hamilton Funds

                                                    Money Fund                   Treasury Money Fund
                                         --------------------------------  -------------------------------
                                         Six Months Ended    Year Ended    Six Months Ended   Year Ended
                                          June 30, 2008     December 31,    June 30, 2008    December 31,
                                           (Unaudited)          2007         (Unaudited)         2007
                                         ---------------- ---------------  ---------------- --------------
Changes in Capital Stock
 Outstanding:
  Shares sold:
   Hamilton Shares......................  10,520,511,632   20,700,784,832    2,902,075,713   4,841,204,462
   Premier Shares.......................   2,642,336,765   13,250,861,785    2,650,481,182   7,249,848,755
   Classic Shares.......................   3,521,367,110    8,102,355,189    1,048,659,362   2,321,636,791
   Institutional Shares.................   9,922,429,523   12,893,080,308      146,344,982   1,609,442,057
   Retail Shares........................              --           68,814               --              --
   Agency Shares........................     643,743,404    1,145,284,617    1,619,710,711   2,767,985,820
  Shares issued on reinvestment of
   dividends:
   Hamilton Shares......................      10,068,459       50,426,808          832,676       8,375,185
   Premier Shares.......................       1,143,209       28,047,640          441,298       7,130,542
   Classic Shares.......................      11,008,962       38,341,624        2,775,503      13,813,840
   Institutional Shares.................         448,933        3,041,506           29,769       2,538,093
   Retail Shares........................              --              702               --              --
   Agency Shares........................          24,435          101,022               --              32
  Shares repurchased:
   Hamilton Shares...................... (10,915,558,624) (21,308,199,020)  (3,286,926,766) (4,257,562,194)
   Premier Shares.......................  (3,103,293,818) (13,962,784,568)  (2,751,149,917) (6,851,856,275)
   Classic Shares.......................  (3,684,395,283)  (8,516,056,202)    (973,053,496) (2,364,442,331)
   Institutional Shares.................  (9,733,188,330)  (9,927,332,112)    (285,728,642) (1,273,708,546)
   Retail Shares........................              --          (69,526)             (10)             --
   Agency Shares........................  (1,065,763,583)    (694,833,921)  (1,348,762,801) (2,747,663,859)
                                         ---------------  ---------------   --------------  --------------
   Net increase (decrease)..............  (1,229,117,206)   1,803,119,498     (274,270,436)  1,326,742,372
  Shares outstanding, beginning of year.  12,033,133,499   10,230,014,001    4,273,581,271   2,946,838,899
                                         ---------------  ---------------   --------------  --------------
  Shares outstanding, end of period.....  10,804,016,293   12,033,133,499    3,999,310,835   4,273,581,271
                                         ---------------  ---------------   --------------  --------------

See notes to financial statements.

         BNY Hamilton Funds

                                                          New York Amt-Free Municipal         100% U.S. Treasury
                                                                  Money Fund                 Securities Money Fund
                                                        ------------------------------  ------------------------------
                                                        Six Months Ended   Year Ended   Six Months Ended   Year Ended
                                                         June 30, 2008    December 31,   June 30, 2008    December 31,
                                                          (Unaudited)         2007        (Unaudited)         2007
                                                        ---------------- -------------  ---------------- -------------
Operations:
  Net investment income................................  $   2,428,867   $   8,299,415   $   2,043,255   $   4,441,374
  Net realized gain (loss) on investments..............          6,822          (1,710)        (12,881)        (17,265)
                                                         -------------   -------------   -------------   -------------
   Net increase in net assets resulting from
    operations.........................................      2,435,689       8,297,705       2,030,374       4,424,109
                                                         -------------   -------------   -------------   -------------
Dividends to Shareholders:
  Dividends from net investment income:
   Hamilton Shares.....................................       (678,318)     (2,412,486)       (102,774)       (152,011)
   Premier Shares......................................     (1,094,825)     (5,113,860)       (995,728)       (876,774)
   Classic Shares......................................       (651,965)       (773,069)        (14,605)       (663,913)
   Institutional Shares................................             --              --        (928,686)     (2,748,676)
                                                         -------------   -------------   -------------   -------------
                                                            (2,425,108)     (8,299,415)     (2,041,793)     (4,441,374)
                                                         -------------   -------------   -------------   -------------
Capital Stock Transactions:
  Proceeds from capital stock sold:
   Hamilton Shares.....................................     93,441,358     194,005,277      83,720,734      58,904,948
   Premier Shares......................................    172,336,519     665,142,387     330,912,619     201,080,339
   Classic Shares......................................    181,672,846     245,951,709         681,382      48,635,894
   Institutional Shares................................             --              --      49,702,812     178,579,670
  Proceeds from shares issued on reinvestment
   of dividends:
   Hamilton Shares.....................................        102,517       1,074,087          43,895          78,195
   Premier Shares......................................        264,702       3,159,737          26,187           2,192
   Classic Shares......................................        585,209         858,398          16,075          14,449
   Institutional Shares................................             --              --         808,447       2,952,647
  Value of capital stock repurchased:
   Hamilton Shares.....................................   (100,082,763)   (195,054,336)    (83,566,458)    (45,176,527)
   Premier Shares......................................   (220,917,328)   (739,056,171)   (281,165,332)    (99,001,059)
   Classic Shares......................................   (190,398,077)   (196,606,046)     (8,851,430)    (40,496,380)
   Institutional Shares................................             --              --     (23,566,959)   (154,051,905)
                                                         -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets resulting
   from capital stock transactions.....................    (62,995,017)    (20,524,958)     68,761,972     151,522,463
                                                         -------------   -------------   -------------   -------------
   Increase (decrease) in Net Assets...................    (62,984,436)    (20,526,668)     68,750,553     151,505,198
Net Assets:
  Beginning of year....................................    281,873,073     302,399,741     201,998,922      50,493,724
                                                         -------------   -------------   -------------   -------------
  End of period/(a)/...................................  $ 218,888,637   $ 281,873,073   $ 270,749,475   $ 201,998,922
                                                         -------------   -------------   -------------   -------------

  (a) Includes undistributed net investment income as
   of period end.......................................  $       3,759   $          --   $       1,462   $          --
                                                         -------------   -------------   -------------   -------------

See notes to financial statements.

         BNY Hamilton Funds

                                          New York Amt-Free Municipal         100% U.S. Treasury
                                                   Money Fund               Securities Money Fund
                                         -----------------------------  -----------------------------
                                         Six Months Ended  Year Ended   Six Months Ended  Year Ended
                                          June 30, 2008   December 31,   June 30, 2008   December 31,
                                           (Unaudited)        2007        (Unaudited)        2007
                                         ---------------- ------------  ---------------- ------------
Changes in Capital Stock
 Outstanding:
  Shares sold:
   Hamilton Shares......................     93,441,358    194,005,277      83,720,734     58,904,948
   Premier Shares.......................    172,336,519    665,142,387     330,912,619    201,080,339
   Classic Shares.......................    181,672,343    245,951,709         681,375     48,635,894
   Institutional Shares.................             --             --      49,702,812    178,579,670
  Shares issued on reinvestment of
   dividends:
   Hamilton Shares......................        102,517      1,074,088          43,895         78,195
   Premier Shares.......................        264,702      3,159,737          26,187          2,192
   Classic Shares.......................        585,209        858,398          16,075         14,449
   Institutional Shares.................             --             --         808,446      2,952,647
  Shares repurchased:
   Hamilton Shares......................   (100,082,763)  (195,054,336)    (83,566,458)   (45,176,527)
   Premier Shares.......................   (220,917,328)  (739,056,290)   (281,165,332)   (99,001,059)
   Classic Shares.......................   (190,397,575)  (196,606,043)     (8,851,423)   (40,496,380)
   Institutional Shares.................             --             --     (23,566,959)  (154,051,905)
                                           ------------   ------------    ------------   ------------
   Net increase (decrease)..............    (62,995,018)   (20,525,073)     68,761,971    151,522,463
  Shares outstanding, beginning of year.    281,875,380    302,400,453     202,016,187     50,493,724
                                           ------------   ------------    ------------   ------------
  Shares outstanding, end of period.....    218,880,362    281,875,380     270,778,158    202,016,187
                                           ------------   ------------    ------------   ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                                   U.S. Government
                                                                                                      Money Fund
                                                                                            -----------------------------
                                                                                            Six Months Ended  Year Ended
                                                                                             June 30, 2008   December 31,
                                                                                              (Unaudited)        2007
                                                                                            ---------------- ------------
Operations:
 Net investment income.....................................................................   $    933,428   $  3,052,194
                                                                                              ------------   ------------
   Net increase in net assets resulting from operations....................................        933,428      3,052,194
                                                                                              ------------   ------------
Dividends to Shareholders:
 Dividends from net investment income: Hamilton Shares.....................................             --         (4,226)
                          Premier Shares...................................................       (163,514)      (479,233)
                          Institutional Shares.............................................       (769,914)    (2,568,735)
                                                                                              ------------   ------------
                                                                                                  (933,428)    (3,052,194)
                                                                                              ------------   ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Hamilton Shares.........................................             --     37,390,000
                     Premier Shares........................................................     47,109,733     61,612,354
                     Institutional Shares..................................................     16,091,526      5,857,080
 Proceeds from shares issued on reinvestment of
   dividends: Hamilton Shares..............................................................             --          4,226
   Institutional Shares....................................................................        598,930      2,772,075
 Value of capital stock repurchased: Hamilton Shares.......................................             --    (37,394,226)
                      Premier Shares.......................................................    (19,351,360)   (64,129,945)
                      Classic Shares.......................................................            (10)            --
                      Institutional Shares.................................................    (14,220,484)      (863,879)
                                                                                              ------------   ------------
 Net increase in net assets resulting from capital stock
   transactions............................................................................     30,228,335      5,247,685
                                                                                              ------------   ------------
   Increase in Net Assets..................................................................     30,228,335      5,247,685
Net Assets:
 Beginning of year.........................................................................     65,242,177     59,994,492
                                                                                              ------------   ------------
 End of period.............................................................................   $ 95,470,512   $ 65,242,177
                                                                                              ------------   ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                              U.S. Government
                                                                Money Fund
                                                ------------------------------------------
                                                                                Year Ended
                                                Six Months Ended June 30, 2008 December 31,
                                                         (Unaudited)               2007
                                                ------------------------------ ------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares.................                   --            37,390,000
         Premier Shares........................           47,109,733            61,612,354
         Institutional Shares..................           16,091,526             5,857,080
  Shares issued on reinvestment of dividends:
   Hamilton Shares.............................                   --                 4,226
   Institutional Shares........................              598,930             2,772,075
  Shares repurchased: Hamilton Shares..........                   --           (37,394,226)
             Premier Shares....................          (19,351,360)          (64,129,914)
             Classic Shares....................                  (10)                   --
             Institutional Shares..............          (14,220,484)             (863,879)
                                                         -----------           -----------
   Net increase................................           30,228,335             5,247,716
  Shares outstanding, beginning of year........           65,242,208            59,994,492
                                                         -----------           -----------
  Shares outstanding, end of period............           95,470,543            65,242,208
                                                         -----------           -----------

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights

                                                                  Net Asset            Dividends  Net Asset
                                                                  Value at     Net      from Net  Value at
                                                                  Beginning Investment Investment  End of
                                                                  of Period Income(a)    Income    Period
                                                                  --------- ---------- ---------- ---------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2008 (Unaudited)...............   $1.00     $0.016    $(0.016)    $1.00
For the Year Ended December 31, 2007.............................    1.00      0.051     (0.051)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.048     (0.048)     1.00
For the Year Ended December 31, 2005.............................    1.00      0.031     (0.031)     1.00
For the Year Ended December 31, 2004.............................    1.00      0.012     (0.012)     1.00
For the Year Ended December 31, 2003.............................    1.00      0.010     (0.010)     1.00

Premier Shares
For the Six Months Ended June 30, 2008 (Unaudited)...............    1.00      0.015     (0.015)     1.00
For the Year Ended December 31, 2007.............................    1.00      0.049     (0.049)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.046     (0.046)     1.00
For the Year Ended December 31, 2005.............................    1.00      0.028     (0.028)     1.00
For the Year Ended December 31, 2004.............................    1.00      0.009     (0.009)     1.00
For the Year Ended December 31, 2003.............................    1.00      0.007     (0.007)     1.00

Classic Shares
For the Six Months Ended June 30, 2008 (Unaudited)...............    1.00      0.014     (0.014)     1.00
For the Year Ended December 31, 2007.............................    1.00      0.046     (0.046)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.044     (0.044)     1.00
For the Year Ended December 31, 2005.............................    1.00      0.026     (0.026)     1.00
For the Year Ended December 31, 2004.............................    1.00      0.007     (0.007)     1.00
For the Year Ended December 31, 2003.............................    1.00      0.005     (0.005)     1.00

Institutional Shares
For the Six Months Ended June 30, 2008 (Unaudited)...............    1.00      0.016     (0.016)     1.00
For the Year Ended December 31, 2007.............................    1.00      0.052     (0.052)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.049     (0.049)     1.00
For the Period November 15, 2005* through December 31, 2005......    1.00      0.005     (0.005)     1.00

Retail Shares
For the Period Ended September 12, 2007***.......................    1.00      0.015     (0.015)     1.00
For the Year Ended December 31, 2006.............................    1.00         --         --      1.00
For the Period November 15, 2005* through December 31, 2005......    1.00         --         --      1.00

Agency Shares
For the Six Months Ended June 30, 2008 (Unaudited)...............    1.00      0.016     (0.016)     1.00
For the Year Ended December 31, 2007.............................    1.00      0.050     (0.050)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.024     (0.024)     1.00
For the Period November 15, 2005* through December 31, 2005......    1.00         --         --      1.00

* Commencement of offering of shares. As of December 31, 2005, there was no activity in the Retail and Agency Shares.
** Annualized.
***On September 13, 2007, the Retail Shares had a full redemption of shares and since then there has been no activity within the Retail Shares.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                          Total                         Ratio to Average
                                                        Investment                       Net Assets of:
                                                          Return                      -----------------
                                                         Based on     Net Assets                   Net
                                                        Net Asset  at End of Period             Investment
                                                         Value(b)  (000's Omitted)    Expenses    Income
                                                        ---------- ----------------   --------  ----------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2008 (Unaudited).....    1.61%      $4,160,872        0.19%**    3.28%**
For the Year Ended December 31, 2007...................    5.25%       4,545,664        0.20%      5.13%
For the Year Ended December 31, 2006...................    5.00%       5,102,680        0.19%      4.89%
For the Year Ended December 31, 2005...................    3.09%       4,813,508        0.20%      3.11%
For the Year Ended December 31, 2004...................    1.19%       3,849,873        0.21%      1.19%
For the Year Ended December 31, 2003...................    0.99%       3,317,497        0.23%      0.99%

Premier Shares
For the Six Months Ended June 30, 2008 (Unaudited).....    1.49%       1,937,109        0.44%**    3.02%**
For the Year Ended December 31, 2007...................    4.99%       2,396,847        0.44%      4.89%
For the Year Ended December 31, 2006...................    4.74%       3,080,742        0.44%      4.68%
For the Year Ended December 31, 2005...................    2.83%       2,052,334        0.45%      2.79%
For the Year Ended December 31, 2004...................    0.93%       2,072,615        0.46%      0.92%
For the Year Ended December 31, 2003...................    0.74%       1,892,653        0.48%      0.74%

Classic Shares
For the Six Months Ended June 30, 2008 (Unaudited).....    1.36%         926,241        0.69%**    2.73%**
For the Year Ended December 31, 2007...................    4.73%       1,078,224        0.70%      4.63%
For the Year Ended December 31, 2006...................    4.48%       1,453,589        0.69%      4.41%
For the Year Ended December 31, 2005...................    2.57%       1,163,077        0.70%      2.59%
For the Year Ended December 31, 2004...................    0.68%       1,036,872        0.71%      0.68%
For the Year Ended December 31, 2003...................    0.49%       1,017,653        0.73%      0.49%

Institutional Shares
For the Six Months Ended June 30, 2008 (Unaudited).....    1.64%       3,690,305        0.14%**    3.20%**
For the Year Ended December 31, 2007...................    5.30%       3,500,461        0.15%      5.14%
For the Year Ended December 31, 2006...................    5.05%         531,689        0.14%      5.09%
For the Period November 15, 2005* through December 31,
 2005..................................................    0.50%          47,288        0.14%**    4.08%**

Retail Shares
For the Period Ended September 12, 2007***.............    1.54%              46        0.94%**    4.46%**
For the Year Ended December 31, 2006...................      --               --/(1)/     --         --
For the Period November 15, 2005* through December 31,
 2005..................................................      --               --/(1)/     --         --

Agency Shares
For the Six Months Ended June 30, 2008 (Unaudited).....    1.56%          87,883        0.29%**    3.61%**
For the Year Ended December 31, 2007...................    5.15%         509,874        0.30%      5.20%
For the Year Ended December 31, 2006...................    2.43%          59,322        0.29%      5.08%
For the Period November 15, 2005* through December 31,
 2005..................................................      --               --/(1)/     --         --

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                                  Net Asset            Dividends  Net Asset
                                                                  Value at     Net      from Net  Value at
                                                                  Beginning Investment Investment  End of
                                                                  of Period Income(a)    Income    Period
                                                                  --------- ---------- ---------- ---------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2008 (Unaudited)...............   $1.00     $0.010    $(0.010)    $1.00
For the Year Ended December 31, 2007.............................    1.00      0.047     (0.047)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.047     (0.047)     1.00
For the Year Ended December 31, 2005.............................    1.00      0.029     (0.029)     1.00
For the Year Ended December 31, 2004.............................    1.00      0.011     (0.011)     1.00
For the Year Ended December 31, 2003.............................    1.00      0.009     (0.009)     1.00

Premier Shares
For the Six Months Ended June 30, 2008 (Unaudited)...............    1.00      0.009     (0.009)     1.00
For the Year Ended December 31, 2007.............................    1.00      0.044     (0.044)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.045     (0.045)     1.00
For the Year Ended December 31, 2005.............................    1.00      0.026     (0.026)     1.00
For the Year Ended December 31, 2004.............................    1.00      0.008     (0.008)     1.00
For the Year Ended December 31, 2003.............................    1.00      0.007     (0.007)     1.00

Classic Shares
For the Six Months Ended June 30, 2008 (Unaudited)...............    1.00      0.008     (0.008)     1.00
For the Year Ended December 31, 2007.............................    1.00      0.042     (0.042)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.042     (0.042)     1.00
For the Year Ended December 31, 2005.............................    1.00      0.024     (0.024)     1.00
For the Year Ended December 31, 2004.............................    1.00      0.006     (0.006)     1.00
For the Year Ended December 31, 2003.............................    1.00      0.004     (0.004)     1.00

Institutional Shares
For the Six Months Ended June 30, 2008 (Unaudited)...............    1.00      0.011     (0.011)     1.00
For the Year Ended December 31, 2007.............................    1.00      0.047     (0.047)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.048     (0.048)     1.00
For the Period November 14, 2005* through December 31, 2005......    1.00      0.005     (0.005)     1.00

Retail Shares
For the Year Ended December 31, 2007.............................    1.00         --         --      1.00
For the Year Ended December 31, 2006.............................    1.00         --         --      1.00
For the Period November 14, 2005* through December 31, 2005......    1.00         --         --      1.00

Agency Shares
For the Six Months Ended June 30, 2008 (Unaudited)...............    1.00      0.010     (0.010)     1.00
For the Year Ended December 31, 2007.............................    1.00      0.046     (0.046)     1.00
For the Year Ended December 31, 2006.............................    1.00      0.007     (0.007)     1.00
For the Period November 14, 2005* through December 31, 2005......    1.00         --         --      1.00

* Commencement of offering of shares. As of December 31, 2005, there was no activity in the Retail and Agency Shares.
**Annualized.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                                              Ratio to Average
                                                                               Net Assets of:
                                                                       ---------------------------
                                                                                              Net
                                                                                           Investment
                                           Total                       Expenses, Expenses,  Income,
                                         Investment                     Net of   Prior to    Net of
                                           Return                       Waiver    Waiver     Waiver
                                          Based on     Net Assets      from the  from the   from the
                                         Net Asset  at End of Period    Bank of   Bank of   Bank of
                                          Value(b)  (000's Omitted)    New York  New York   New York
                                         ---------- ----------------   --------- --------- ----------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2008
 (Unaudited)............................    1.04%      $  920,591        0.20%**   0.20%**    2.12%**
For the Year Ended December 31, 2007....    4.78%       1,304,610        0.20%     0.20%      4.49%
For the Year Ended December 31, 2006....    4.82%         712,614        0.20%     0.20%      4.78%
For the Year Ended December 31, 2005....    2.90%         474,418        0.21%     0.21%      2.88%
For the Year Ended December 31, 2004....    1.07%         441,619        0.23%     0.23%      1.12%
For the Year Ended December 31, 2003....    0.91%         296,892        0.24%     0.24%      0.91%

Premier Shares
For the Six Months Ended June 30, 2008
 (Unaudited)............................    0.92%       2,034,343        0.44%**   0.44%**    1.83%**
For the Year Ended December 31, 2007....    4.52%       2,134,582        0.45%     0.45%      4.41%
For the Year Ended December 31, 2006....    4.56%       1,729,522        0.45%     0.45%      4.45%
For the Year Ended December 31, 2005....    2.64%       1,723,171        0.46%     0.46%      2.64%
For the Year Ended December 31, 2004....    0.82%       1,472,147        0.48%     0.48%      0.81%
For the Year Ended December 31, 2003....    0.66%       1,280,008        0.49%     0.49%      0.65%

Classic Shares
For the Six Months Ended June 30, 2008
 (Unaudited)............................    0.80%         520,507        0.68%**   0.68%**    1.54%**
For the Year Ended December 31, 2007....    4.26%         442,131        0.70%     0.70%      4.15%
For the Year Ended December 31, 2006....    4.30%         471,111        0.70%     0.70%      4.25%
For the Year Ended December 31, 2005....    2.39%         356,438        0.71%     0.71%      2.41%
For the Year Ended December 31, 2004....    0.59%         297,459        0.71%     0.71%      0.57%
For the Year Ended December 31, 2003....    0.43%         353,307        0.72%     0.72%      0.42%

Institutional Shares
For the Six Months Ended June 30, 2008
 (Unaudited)............................    1.07%         230,583        0.15%**   0.15%**    2.22%**
For the Year Ended December 31, 2007....    4.83%         369,937        0.15%     0.15%      4.58%
For the Year Ended December 31, 2006....    4.87%          31,683        0.15%     0.15%      4.79%
For the Period November 14, 2005*
 through December 31, 2005..............    0.50%          13,999        0.16%**   0.16%**    3.85%**

Retail Shares
For the Period Ended February 12, 2008
 (Unaudited)............................      --               --          --        --         --
For the Year Ended December 31, 2007....      --               --          --        --         --
For the Year Ended December 31, 2006....      --               --/(1)/     --        --         --
For the Period November 14, 2005*
 through December 31, 2005..............      --               --/(1)/     --        --         --

Agency Shares
For the Six Months Ended June 30, 2008
 (Unaudited)............................    0.99%         292,935        0.29%**   0.29%**    2.21%**
For the Year Ended December 31, 2007....    4.67%          21,987        0.30%     0.30%      4.11%
For the Year Ended December 31, 2006....    0.72%           1,665        0.30%     0.30%      4.98%
For the Period November 14, 2005/*/
 through December 31, 2005..............      --               --/(1)/     --        --         --

See notes to financial statements.

         BNY Hamilton New York AMT-Free Municipal Money Fund

                                                                                          Total
                                                                                        Investment
                                              Net Asset            Dividends  Net Asset   Return
                                              Value at     Net      from Net  Value at   Based on
                                              Beginning Investment Investment  End of   Net Asset
                                               of Year  Income(a)    Income    Period    Value(b)
                                              --------- ---------- ---------- --------- ----------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2008
 (Unaudited).................................   $1.00     $0.011    $(0.011)    $1.00      1.08%
For the Year Ended December 31, 2007.........    1.00      0.034     (0.034)     1.00      3.42%
For the Year Ended December 31, 2006.........    1.00      0.032     (0.032)     1.00      3.24%
For the Year Ended December 31, 2005.........    1.00      0.021     (0.021)     1.00      2.16%
For the Year Ended December 31, 2004.........    1.00      0.009     (0.009)     1.00      0.94%
For the Year Ended December 31, 2003.........    1.00      0.007     (0.007)     1.00      0.74%

Premier Shares
For the Six Months Ended June 30, 2008
 (Unaudited).................................    1.00      0.009     (0.009)     1.00      0.95%
For the Year Ended December 31, 2007.........    1.00      0.031     (0.031)     1.00      3.16%
For the Year Ended December 31, 2006.........    1.00      0.029     (0.029)     1.00      2.98%
For the Year Ended December 31, 2005.........    1.00      0.019     (0.019)     1.00      1.91%
For the Year Ended December 31, 2004.........    1.00      0.007     (0.007)     1.00      0.69%
For the Year Ended December 31, 2003.........    1.00      0.005     (0.005)     1.00      0.49%

Classic Shares
For the Six Months Ended June 30, 2008
 (Unaudited).................................    1.00      0.008     (0.008)     1.00      0.82%
For the Year Ended December 31, 2007.........    1.00      0.029     (0.029)     1.00      2.90%
For the Year Ended December 31, 2006.........    1.00      0.027     (0.027)     1.00      2.73%
For the Year Ended December 31, 2005.........    1.00      0.016     (0.016)     1.00      1.66%
For the Year Ended December 31, 2004.........    1.00      0.005     (0.005)     1.00      0.46%
For the Year Ended December 31, 2003.........    1.00      0.003     (0.003)     1.00      0.29%

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York AMT-Free Municipal Money Fund

                                                                Ratio to Average Net Assets of:
                                                          ------------------------------------------
                                                          Expenses, Net                 Net Investment
                                                            of Waiver   Expenses, Prior Income, Net of
                                            Net Assets      from The    to Waiver from   Waiver from
                                         at End of Period    Bank of      The Bank of    The Bank of
                                         (000's omitted)    New York       New York        New York
                                         ---------------- ------------- --------------- --------------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2008
 (Unaudited)............................     $ 57,416         0.24%*         0.26%*          2.17%*
For the Year Ended December 31, 2007....       63,953         0.25%          0.25%           3.38%
For the Year Ended December 31, 2006....       63,928         0.25%          0.26%           3.20%
For the Year Ended December 31, 2005....       66,810         0.25%          0.27%           2.14%
For the Year Ended December 31, 2004....       72,687         0.25%          0.30%           0.90%
For the Year Ended December 31, 2003....      130,911         0.25%          0.35%           0.75%

Premier Shares
For the Six Months Ended June 30, 2008
 (Unaudited)............................       90,369         0.49%*         0.51%*          1.95%*
For the Year Ended December 31, 2007....      138,681         0.50%          0.50%           3.12%
For the Year Ended December 31, 2006....      209,437         0.50%          0.51%           2.94%
For the Year Ended December 31, 2005....      141,351         0.50%          0.51%           1.85%
For the Year Ended December 31, 2004....      200,329         0.50%          0.54%           0.74%
For the Year Ended December 31, 2003....      113,005         0.50%          0.60%           0.48%

Classic Shares
For the Six Months Ended June 30, 2008
 (Unaudited)............................       71,103         0.74%*         0.76%*          1.65%*
For the Year Ended December 31, 2007....       79,239         0.75%          0.75%           2.78%
For the Year Ended December 31, 2006....       29,035         0.75%          0.76%           2.68%
For the Year Ended December 31, 2005....       11,566         0.75%          0.77%           1.61%
For the Year Ended December 31, 2004....       14,853         0.74%          0.77%           0.63%
For the Year Ended December 31, 2003....        4,421         0.69%          0.79%           0.29%

See notes to financial statements.

         BNY Hamilton 100% U.S. Treasury Securities Money Fund

                                                                       Net Asset                Dividends    Net Asset
                                                                       Value at     Net          from Net    Value at
                                                                       Beginning Investment     Investment    End of
                                                                       of Period Income(a)        Income      Period
                                                                       --------- ----------    ----------    ---------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2008 (Unaudited)....................   $1.00     $0.009       $(0.009)       $1.00
For the Year Ended December 31, 2007..................................    1.00      0.033        (0.033)        1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --            --         1.00

Premier Shares
For the Six Months Ended June 30, 2008 (Unaudited)....................    1.00      0.007        (0.007)        1.00
For the Year Ended December 31, 2007..................................    1.00      0.041        (0.041)        1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --/(1)/       --/(1)/    1.00

Classic Shares
For the Period Ended February 13, 2008 (Unaudited)***.................    1.00      0.003        (0.003)        1.00
For the Year Ended December 31, 2007..................................    1.00      0.040        (0.040)        1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --            --         1.00

Institutional Shares
For the Six Months Ended June 30, 2008 (Unaudited)....................    1.00      0.009        (0.009)        1.00
For the Year Ended December 31, 2007..................................    1.00      0.045        (0.045)        1.00
For the Period November 1, 2006* through December 31, 2006............    1.00      0.008        (0.008)        1.00

Agency Shares
For the Six Months Ended June 30, 2008 (Unaudited)....................    1.00         --            --         1.00
For the Year Ended December 31, 2007..................................    1.00         --            --         1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --            --         1.00

* Commencement of offering of shares.
**Annualized.
***On February 14, 2008, the Classic Shares had a full redemption of shares.
(1)Less than $0.005 per share.
(2)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton 100% U.S. Treasury Securities Money Fund

                                                                            Ratio to Average Net Assets of:
                                            Total                     -----------------------------------------
                                          Investment                  Expenses, Net                 Net Investment
                                            Return      Net Asset       of Waiver   Expenses, Prior Income, Net of
                                           Based on     Value at        from The    to Waiver from   Waiver from
                                          Net Asset   End of Period      Bank of      The Bank of    The Bank of
                                           Value(b)  (000's omitted)    New York       New York        New York
                                          ---------- ---------------  ------------- --------------- --------------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2008
 (Unaudited).............................    0.87%      $ 14,004          0.20%**        0.29%**         1.68%**
For the Year Ended December 31, 2007.....    3.29%        13,806          0.20%          0.35%           3.80%
For the Period November 1, 2006* through
 December 31, 2006.......................      --             --/(2)/       --             --              --

Premier Shares
For the Six Months Ended June 30, 2008
 (Unaudited).............................    0.74%       152,133          0.45%**        0.53%**         1.33%**
For the Year Ended December 31, 2007.....    4.25%       102,368          0.45%          0.62%           3.66%
For the Period November 1, 2006* through
 December 31, 2006.......................    0.04%           291          0.45%**        0.98%**         4.50%**

Classic Shares
For the Period Ended February 13, 2008
 (Unaudited)***..........................      --              2          0.59%**        0.86%**         2.58%**
For the Year Ended December 31, 2007.....    4.08%         8,151          0.59%          0.90%           4.15%
For the Period November 1, 2006* through
 December 31, 2006.......................      --             --/(2)/       --             --              --

Institutional Shares
For the Six Months Ended June 30, 2008
 (Unaudited).............................    0.89%       104,612          0.16%**        0.24%**         1.77%**
For the Year Ended December 31, 2007.....    4.55%        77,674          0.16%          0.34%           4.36%
For the Period November 1, 2006* through
 December 31, 2006.......................    0.82%        50,203          0.16%**        0.67%**         4.91%**

Agency Shares
For the Six Months Ended June 30, 2008
 (Unaudited).............................      --             --/(2)/       --             --              --
For the Year Ended December 31, 2007.....      --             --/(2)/       --             --              --
For the Period November 1, 2006* through
 December 31, 2006.......................      --             --/(2)/       --             --              --

See notes to financial statements.

         BNY Hamilton U.S. Government Money Fund

                                                                       Net Asset                Dividends    Net Asset
                                                                       Value at     Net          from Net    Value at
                                                                       Beginning Investment     Investment    End of
                                                                       of Period Income(a)        Income      Period
                                                                       --------- ----------    ----------    ---------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2008 (Unaudited)....................   $1.00     $   --       $    --        $1.00
For the Year Ended December 31, 2007..................................    1.00         --/(1)/       --/(1)/    1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --            --         1.00

Premier Shares
For the Six Months Ended June 30, 2008 (Unaudited)....................    1.00      0.011        (0.011)        1.00
For the Year Ended December 31, 2007..................................    1.00      0.047        (0.047)        1.00
For the Period November 1, 2006* through December 31, 2006............    1.00      0.004        (0.004)        1.00

Classic Shares
For the Year Ended December 31, 2007..................................    1.00         --            --         1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --            --         1.00

Institutional Shares
For the Six Months Ended June 30, 2008 (Unaudited)....................    1.00      0.013        (0.013)        1.00
For the Year Ended December 31, 2007..................................    1.00      0.049        (0.049)        1.00
For the Period November 1, 2006* through December 31, 2006............    1.00      0.009        (0.009)        1.00

Agency Shares
For the Six Months Ended June 30, 2008 (Unaudited)....................    1.00         --            --         1.00
For the Year Ended December 31, 2007..................................    1.00         --            --         1.00
For the Period November 1, 2006* through December 31, 2006............    1.00         --            --         1.00

* Commencement of offering of shares.
**Annualized.
(1)Less than $0.0005.
(2)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Government Money Fund

                                                                            Ratio to Average Net Assets of:
                                            Total                     -----------------------------------------
                                          Investment                  Expenses, Net                 Net Investment
                                            Return                      of Waiver   Expenses, Prior Income, net of
                                           Based on     Net Assets      from The    to Waiver from   Waiver from
                                          Net Asset  at End of Period    Bank of      The Bank of    The Bank of
                                           Value(b)  (000's omitted)    New York       New York        New York
                                          ---------- ---------------- ------------- --------------- --------------
PER SHARE DATA:
Hamilton Shares
For the Six Months Ended June 30, 2008
 (Unaudited).............................      --        $    --/(2)/       --             --              --
For the Year Ended December 31, 2007.....    0.02%            --/(2)/     0.20%          0.78%           4.13%
For the Period November 1, 2006* through
 December 31, 2006.......................      --             --/(2)/       --             --              --

Premier Shares
For the Six Months Ended June 30, 2008
 (Unaudited).............................    1.15%        35,026          0.45%**        0.76%**         1.99%**
For the Year Ended December 31, 2007.....    4.76%         7,267          0.45%          0.77%           4.67%
For the Period November 1, 2006* through
 December 31, 2006.......................    0.44%         9,785          0.45%**        0.90%**         4.87%**

Classic Shares
For the Year Ended December 31, 2007.....      --             --/(2)/       --             --              --
For the Period November 1, 2006* through
 December 31, 2006.......................      --             --/(2)/       --             --              --

Institutional Shares
For the Six Months Ended June 30, 2008
 (Unaudited).............................    1.29%        60,445          0.16%**        0.50%**         2.58%**
For the Year Ended December 31, 2007.....    5.06%        57,975          0.16%          0.48%           4.94%
For the Period November 1, 2006* through
 December 31, 2006.......................    0.86%        50,210          0.16%**        0.65%**         5.13%**

Agency Shares
For the Six Months Ended June 30, 2008
 (Unaudited).............................      --             --/(2)/       --             --              --
For the Year Ended December 31, 2007.....      --             --/(2)/       --             --              --
For the Period November 1, 2006* through
 December 31, 2006.......................      --             --/(2)/       --             --              --

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. Organization and Business

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The five series presented in these financial statements are the BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), BNY Hamilton New York AMT-Free Municipal Money Fund (the "New York AMT-Free Municipal Money Fund"), BNY Hamilton 100% U.S. Treasury Securities Money Fund (the "100% U.S. Treasury Securities Money Fund") and BNY Hamilton U.S. Government Money Fund (the "U.S. Government Money Fund"), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act.

  During 2008, the Money Fund and the Treasury Money Fund offered the following six classes of shares: Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares, Retail Shares and Agency Shares. The New York AMT-Free Municipal Money Fund offers the following three classes of shares: Hamilton Shares, Premier Shares and Classic Shares. During 2008, the 100% U.S. Treasury Securities Money Fund and the U.S. Government Money Fund offered the following five classes of shares: Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares and Agency Shares. Effective February 13, 2008, the Retail Share Class was discontinued, and the 100% U.S. Treasury Securities Money Fund and U.S. Government Money Fund no longer offered Classic Shares. As of June 30, 2008, there were no outstanding Agency Shares for the 100% U.S. Treasury Securities Money Fund or Hamilton and Agency Shares for the U.S. Government Money Fund.

  The following are the investment objectives of each of the Funds:

.. Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high quality money market instruments;

.. Treasury Money Fund--To provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury;

.. New York AMT-Free Municipal Money Fund--To provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital;

.. 100% U.S. Treasury Securities Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury;

..  U.S. Government Money Fund--To provide as high a level of current income as is
 consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities of all Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates current market value. Under this method, securities are valued initially at cost when purchased. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Funds are performed pursuant to procedures established by the Board of Directors. The Funds seek to maintain a net asset value per share of $1.00.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

  In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurement" (FAS 157). FAS 157 establishes an authoritative framework for the measurement of fair value, and enhances disclosure about fair value measurements. The Statement is effective for fair value measures already required or permitted by other standards for fiscal years beginning after November 15, 2007. As a result of the adoption of FAS 157 there was no impact on the financial statements or the manner for which fair valued is determined.

  The Funds utilize various inputs in determining the value of their investments. These inputs are summarized in the three broad levels as follows:
Level 1--quoted prices in active markets for identical securities Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3--significant unobservable inputs (including a Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of June 30, 2008 in valuing each of the Fund's assets carried at fair value are listed below:

              Money Fund
                                                   Investment in
              Valuation Inputs                      Securities
              ----------------                     -------------
              Level 1--Quoted Prices............. $            --
              Level 2--Other Significant
               Observable Inputs.................  10,752,240,244
              Level 3--Significant Unobservable
               Inputs............................              --
                                                  ---------------
              Total.............................. $10,752,240,244
                                                  ---------------

              Treasury Money Fund
                                                   Investment in
              Valuation Inputs                      Securities
              ----------------                     -------------
              Level 1--Quoted Prices............. $            --
              Level 2--Other Significant
               Observable Inputs.................   4,004,066,722
              Level 3--Significant Unobservable
               Inputs............................              --
                                                  ---------------
              Total.............................. $ 4,004,066,722
                                                  ---------------

              New York AMT-Free Municipal Money Fund
                                                   Investment in
              Valuation Inputs                      Securities
              ----------------                     -------------
              Level 1--Quoted Prices............. $            --
              Level 2--Other Significant
               Observable Inputs.................     218,410,871
              Level 3--Significant Unobservable
               Inputs............................              --
                                                  ---------------
              Total.............................. $   218,410,871
                                                  ---------------

              100% U.S. Treasury Securities Money Fund
                                                   Investment in
              Valuation Inputs                      Securities
              ----------------                     -------------
              Level 1--Quoted Prices............. $            --
              Level 2--Other Significant
               Observable Inputs.................     271,107,176
              Level 3--Significant Unobservable
               Inputs............................              --
                                                  ---------------
              Total.............................. $   271,107,176
                                                  ---------------

               U.S. Government Money Fund
                                                   Investment in
               Valuation inputs                     Securities
               ----------------                    -------------
               Level 1--Quoted Prices.............  $        --
               Level 2--Other Significant
                Observable Inputs.................   94,999,685
               Level 3--Significant Unobservable
                Inputs............................           --
                                                    -----------
               Total..............................  $94,999,685
                                                    -----------

(B) Risk Involved in Investing in the Funds

  In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Tax Information

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

  The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of December 31, 2007, management has reviewed the tax positions for each of the open tax years 2004 to 2007, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds' financial statements.

(E) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly. Capital gain distributions, if any, are made annually.

(F) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Interest income, including amortization of discounts and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(G) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration and Other Transactions With Affiliates

  The Trust has multiple service agreements with The Bank of New York Mellon ("BNY"). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust's assets. As administrator, BNY is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

  The Bank of New York Mellon, (the "Advisor") manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is paid monthly at a rate of 0.07% on each Fund's daily average net assets for the Money and Treasury Money Funds and 0.08% on each Fund's daily average net assets for the 100% U.S. Treasury Securities Money and U.S. Government Money Funds. The Advisor's fee is 0.10% for the New York AMT-Free Municipal Money Fund on the Fund's first $2 billion of average daily net assets; 0.095% on the next $3 billion of average daily net assets; 0.09% on the next $5 billion; and 0.085% on average daily net assets in excess of $10 billion.

  The Bank of New York Mellon serves as the Fund's administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration

Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to Citi Fund Services Ohio, Inc. under the terms of a sub-administration agreement.

  The Administrator's fee is payable at a monthly rate of 0.05% on each Fund's average daily net assets for the Money, Treasury Money, 100% U.S. Treasury Securities Money and U.S. Government Money Funds. The Administrator's fee is payable at a monthly rate of 0.07% on the Fund's average daily net assets for the New York AMT-Free Municipal Money Fund.

  During the six months ended June 30, 2008, The Bank of New York Mellon received the following amounts under the administration agreement:

                                                    Amount
                                                  ----------
                   Money Fund.................... $2,432,042
                   Treasury Money Fund...........    722,026
                   New York AMT-Free Municipal
                    Money Fund...................     72,766
                   100% Treasury Securities
                    Money Fund...................     50,083
                   U.S. Government Money Fund....     14,207

  BNY Hamilton Distributors, Inc., a subsidiary of Foreside Financial Group LLC, is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York Mellon serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2008 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2008, the Money Fund and the New York AMT-Free Municipal Money Fund did not earn any such income.

  The Bank of New York Mellon provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York Mellon agreed to assume/ waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below. These waivers are voluntary and may be discontinued at any time.

Money Fund and Treasury Money Fund

                            Hamilton Premier Classic
                             Shares  Shares  Shares
                            -------- ------- -------
                              0.19%   0.44%   0.69%

                             Institutional  Agency
                                Shares      Shares
                             -------------  ------
                                0.14%       0.29%

                 Hamilton Premier Classic
                  Shares  Shares  Shares
                 -------- ------- -------
New York AMT-
 Free Municipal
 Money Fund.....  0.24%    0.49%   0.74%

100% U.S. Treasury Securities Money Fund and U.S. Government Money Fund

                                                             Classic
     Hamilton Shares            Premier Shares                Shares
     ---------------            --------------               -------
          0.20%                     0.45%                     0.59%

   Institutional Shares         Agency Shares
   --------------------         -------------
          0.16%                     0.30%

  Prior to April 18, 2008, there were no waivers on the Money and Treasury Money Funds and the waiver for the New York AMT-Free Municipal Money Fund was 0.25% for the Hamilton Shares, 0.50% for the Premier Shares and 0.75% for the Classic Shares.

  It was not necessary for the Advisor to waive its fees or reimburse the expenses of the Money Fund for the six months ended June 30, 2008.

  The Company has adopted a 12b-1 distribution plan with respect to the Classic Shares and Retail Shares (since discontinued) of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, and 0.50% of the annual average daily net assets of the Classic Shares and Retail Shares, respectively.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan in respect of the Money Fund, the Treasury Money Fund, the New York AMT-Free Municipal Money Fund, the 100% U.S. Treasury Securities Money Fund, and the U.S. Government Money Fund for all classes (except the Institutional Shares of each of those Funds and the Hamilton Shares of the New York AMT-Free Municipal Money
Fund). The Bank of New York Mellon (as a "Service Organization") has entered into a Shareholder Service Agreement with respect to these Shares. Service Organizations perform shareholder support services and certain other related services and administrative assistance. The shareholder servicing fees are accrued daily and paid monthly at the following annual rates:

                                           % of Average
                                         Daily Net Assets
                                         ----------------
Money Fund and Treasury Money Fund
 Hamilton Shares........................      0.05%
 Premier Shares.........................      0.30%
 Classic Shares.........................      0.30%
 Retail Shares (since discontinued).....      0.30%
 Agency Shares..........................      0.15%

New York AMT-Free Municipal Money Fund
 Premier Shares.........................      0.25%
 Classic Shares.........................      0.25%

100% U.S. Treasury Securities Money Fund and U.S.
 Government Money Fund
 Hamilton Shares........................      0.05%
 Premier Shares.........................      0.30%
 Classic Shares.........................      0.30%
 Agency Shares..........................      0.15%

4. Securities Lending

  Each Fund may participate in a security lending program offered by The Bank of New York Mellon providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, a Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York Mellon earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2007 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                            Capital Loss
                                            Carryforward Expiration
                                            ------------ ----------
             Money Fund....................  $  836,464     2013
                                                965,090     2014
                                                350,631     2015
             Treasury Money Fund...........     166,638     2013
                                                214,708     2014
                                                112,276     2015
             New York AMT-Free Municipal
              Money Fund...................       1,412     2010
                                                  1,710     2015
             100% U.S. Treasury Securities
              Money Fund...................      12,910     2015

Distributions to Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2007 were as follows:

                                          *Distributions Paid From:
                                     ------------------------------------
                                                     Net        Total
                                                  Long Term    Taxable
                                       Ordinary    Capital  Distributions
                                        Income      Gains       Paid
                                     ------------ --------- -------------
      Money Fund.................... $559,781,607    --     $559,781,607
      Treasury Money Fund...........  149,090,757    --      149,090,757
      New York AMT-Free Municipal
       Money Fund*..................      291,646    --          291,646
      100% U.S. Treasury Securities
       Money Fund...................    4,441,374    --        4,441,374
      U.S. Government Money Fund....    3,052,194    --        3,052,194

*The tax-exempt income distributions paid by the New York AMT-Free Municipal
 Money Fund amounted to $8,007,769.

  As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                               Undistributed Undistributed             Accumulated    Unrealized         Total
                                 Ordinary      Long-Term   Accumulated Capital and  Appreciation/     Accumulated
                                  Income     Capital Gains  Earnings   Other Losses (Depreciation) Earnings/(Deficit)
                               ------------- ------------- ----------- ------------ -------------- ------------------
Money Fund....................    $89,316         --         $89,316   $(2,152,185)         --        $(2,062,869)
Treasury Money Fund...........     36,102         --          36,102      (493,622)         --           (457,520)
New York AMT-Free Municipal
 Money Fund...................         --         --              --        (3,122)         --             (3,122)
100% U.S. Treasury Securities
 Money Fund...................         --         --              --       (12,910)    $(4,355)           (17,265)
U.S. Government Money Fund....         --         --              --            --          --                 --

6. Reclassification of Capital Accounts

  At December 31, 2007, the following reclassifications were made to the capital accounts of the New York AMT-Free Municipal Money Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of the amortization of premiums, reclassification of distributions, and the expiration of unused capital loss carryforwards. Net investment income, net realized gains, and net assets were not affected by these changes.

                                 Undistributed     Undistributed
                                 Net Investment    Capital Gains/    Paid in
                                     Income     (Accumulated Losses) Capital
                                 -------------- -------------------- -------
  New York AMT-Free Municipal
   Money Fund...................       --              $1,681        $(1,681)

7. Concentration of Risk

  The New York AMT-Free Municipal Money Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

8. Accounting Pronouncement

  In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

9. Subsequent Events

  At shareholder meetings which took place on July 16 and August 7, 2008, shareholders approved transactions pursuant to which certain BNY Hamilton Funds would be reorganized into existing or newly-created mutual funds managed by either The Dreyfus Corporation ("Dreyfus") or BNY Mellon Fund Advisers, a division of Dreyfus. Both Dreyfus and BNY Mellon Fund Advisers are affiliates of The Bank of New York Mellon, the investment adviser to BNY Hamilton Funds.

  The various proposed reorganizations, which are expected to close in September 2008, are as follows:

BNY Hamilton Fund                         Dreyfus/BNY Mellon Fund
-----------------                         -----------------------
Money Fund                                Dreyfus Institutional Reserves Money Fund
New York AMT-Free Money Fund              Dreyfus New York AMT-Free Municipal Cash Management
Treasury Money Fund                       Dreyfus Institutional Reserves Treasury Fund
U.S. Government Money Fund                Dreyfus Institutional Reserves Government Fund
100% U.S. Treasury Securities Money Fund  Dreyfus Institutional Reserves Treasury Prime Fund

         Information About Advisory Agreements (Unaudited)

    At a meeting held on May 14, 2008, the directors unanimously approved the continuance of the Investment Advisory Agreements between the Funds and the Adviser in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements").

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser in person on May 13 and 14.

    In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel and the independent consultant at which no representatives of the Adviser were present, including sessions of the independent directors meeting separately. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

       1.information comparing the performance of each of the Funds to other mutual funds with similar investment objectives and to each Fund's respective unmanaged benchmark index;

       2.the nature, extent and quality of investment and administrative services rendered by the Adviser;

       3.payments received by the Adviser from all sources in respect of each Fund;

       4.the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Fund;

       5.comparative fee and expense data for each Fund and other comparable funds;

       6.whether Fund expenses might be expected to decline as a percentage of net assets as Fund assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

       7.the Adviser's policies and practices regarding allocation of portfolio transactions of the Funds, including the extent to which the Adviser benefits from soft dollar arrangements;

       8.other fall-out benefits that the Adviser or its affiliates receive from their relationships with the Funds;

       9.information about fees charged by the Adviser to other clients with similar investment objectives;

      10.the professional experience and qualifications of each Fund's management team and other senior personnel of the Adviser; and

      11.the terms of the various agreements.

    The Directors also considered the nature, extent, and quality of the services provided by the Adviser based on their experience as Directors and on the information provided by the Adviser in response to the Directors' requests. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. To the extent possible, the Directors evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and Quality of Services Provided by the Adviser

    The Directors noted that, under the Investment Advisory Agreements, the Adviser, subject to the supervision of the Directors, manages the investment of the assets of each Fund, including making purchases and sales of Fund securities consistent with the Fund's investment objective and policies. Pursuant to the separate Administration Agreement, the Adviser also provides each Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for its operations.

    The Directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The Directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and the Funds' compliance programs, and that these compliance programs continue to be refined and enhanced. The Directors considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. The quality of other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, also was considered. The Directors also considered the Adviser's response to various regulatory compliance issues affecting it and the Funds. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Funds under the various agreements.

Costs of Services Provided and Profitability to the Adviser

    The Directors reviewed the information provided by the Adviser concerning the Adviser's profitability from providing investment advisory and administration activities to the Funds in the previous calendar year. They discussed the operating profitability before taxes and distribution expenses for the Funds as a whole, and in respect of each Fund. The Directors recognized that it is difficult to make comparisons among investment advisors regarding their profitability from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor's capital structure and cost of capital. The Directors also recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Fall-Out Benefits

    The Directors noted that they would consider that the Adviser benefits from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Fund's purchases and sales of securities. The Directors noted that they received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating Fund brokerage for brokerage and research services. The Directors also considered that the Adviser and certain affiliates may receive Rule l2b-1 and shareholder servicing fees from the Funds as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The Directors also noted that the Adviser serves as the Funds' administrator, custodian and securities lending agent. The Directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if the Adviser and its affiliates did not receive the other benefits described above.

Investment Results

    The Directors considered the investment results of each of the Funds as compared to those of mutual funds with similar investment objectives as provided by The independent consultant, consolidated into a "Peer Category," and with one or more selected securities indices. The Adviser also provided a comparison to a larger sample size, consolidated into an "Objective Peer Group," and compared each Fund's performance to its corresponding Lipper peer group (the "Data Provider Category"). In addition to the information received by the Directors for the Meeting, the Directors received detailed performance information for each Fund at each regular Board meeting during the year. The Directors reviewed information showing performance of each Fund over the 1-, 3-, and 5-year periods ended December 31, 2007, as applicable, and compared to an appropriate securities index over comparable periods.

    Money Fund. The directors noted that the performance for the 1- and 3-year periods of the Money Fund was equal to that of its Peer Category median, and that for the 1-, 3- and 5-year periods, the Fund's performance was ranked in the first quartile as compared to funds in the Data Provider Category.

    Treasury Money Fund. The directors noted that the performance for the 1- and 3- year periods of the Treasury Money Fund was better than that of its Peer Category median.

    New York AMT-Free Municipal Money Fund. The directors noted that the performance for the 1- and 3-year periods of the New York AMT-Free Municipal Money Fund was better than that of its Peer Category median.

    U.S. Government Money Fund. The directors noted that the performance for the new U.S. Government Money Fund for the 1-year period was significantly better than that of its Peer Category median.

    U.S. Treasury Securities Money Fund. The directors noted that the performance for the new U.S. Treasury Securities Money Fund for the 1-year period was better than that of its Peer Category median.

    The directors concluded that the performance of the Adviser was sufficient, in light of the steps taken to improve performance and the other considerations, to support approval of the Agreements.

Advisory Fee and Other Expenses

    The Directors considered the advisory fee rate for each Fund. The Directors recognized that it is difficult to make comparisons among investment advisors regarding their advisory fees because there are variations in the types and levels of services provided by various advisors.

    The Directors also considered the fees the Adviser charges other clients, including institutional clients, with investment objectives similar to those of the Funds. The Directors were also mindful that, for many of the Funds, the Adviser was not receiving the full amount of its advisory fee because it had agreed to cap the expenses of those Funds. The Directors also considered the information provided by the Adviser concerning the significant differences in the scope of services provided to institutional clients and to the Funds.

    The Directors also considered the advisory fees and total expense ratio of each Fund in comparison to the fees and expenses of a subset of funds within the relevant Peer Category with a comparable asset size as well as with a group of similar funds of competitors in similar distribution channels. These comparisons were generally favorable with regard to the expense ratios of the Funds.

Economies of Scale

    The Directors noted that the advisory fee schedules for all of the Funds contained breakpoints that reduce the fee rate on assets above specified levels. The Directors noted that, as assets grow, these fee schedules will provide shareholders benefits from lower effective advisory fees. The Directors also recognized the beneficial effects of the July 1, 2004 reduction in administration fees, which affected all Funds.

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                                            Principal Occupations
          Directors               Position                  During Past Five Years
          ---------                --------                 ----------------------
Edward L. Gardner............. Director and     Chairman of the Board, President and Chief
  1934                         Chairman of the  Executive Officer, Industrial Solvents
                               Board            Corporation, 1981 to Present; Chairman of the
                                                Board, President and Chief Executive Officer,
                                                Industrial Petro-Chemicals, Inc., 1981 to
                                                Present.

James E. Quinn................ Director         President, Tiffany & Co., 2003 to Present;
  1952                                          Member, Board of Directors, Tiffany & Co.,
                                                1995 to Present; Vice Chairman, Tiffany &
                                                Co., 1999 to 2003.

Karen Osar.................... Director         Retired; formerly Executive Vice President and
  1949                                          Chief Financial Officer, Chemtura, Inc., 2004
                                                to 2007; Senior Vice President and Chief
                                                Financial Officer, Mead Westvaco Corp., 2002
                                                to 2003; Senior Vice President and Chief
                                                Financial Officer, Westvaco Corp., 1999
                                                to 2002.

Kim Kelly..................... Director         Consultant, 2005 to Present; Chief Executive
  1956                                          Officer, Arroyo Video, 2004 to 2005;
                                                President, Chief Financial Officer and Chief
                                                Operating Officer, Insight Communications,
                                                2000 to 2003.

John R. Alchin................ Director         Retired; Executive Vice President, Co-Chief
  1948                                          Financial Officer, Comcast Corporation, 1990
                                                to 2007.

Newton P.S. Merrill........... Director         Retired; Senior Executive Vice President, The
  1939                                          Bank of New York, 1994 to 2003.

                                                                Principal Occupations
          Officers                  Position                    During Past Five Years
          --------                   --------                   ----------------------
Joseph F. Murphy.............. President and        Managing Director, The Bank of New York
  1963                         Chief Executive      Mellon, since April 2001.
                               Officer

Guy Nordahl................... Treasurer and        Vice President, The Bank of New York Mellon,
  1965                         Principal Financial  1999 to Present.
                               Officer

Ellen Kaltman................. Chief Compliance     Managing Director, Compliance, The Bank of
  1948                         Officer              New York Mellon, 1999 to Present.

Jennifer English**............ Secretary            Senior Vice President, Regulatory
  1972                                              Administration, Citi Fund Services Ohio, Inc.,
                                                    2005 to Present; Assistant Vice President and
                                                    Assistant Counsel, PFPC Inc., 2002 to 2005.

Molly Martin Alvarado**....... Assistant Secretary  Assistant Vice President, Regulatory
  1965                                              Administration, Citi Fund Services Ohio, Inc.,
                                                    2005 to Present; Blue Sky Corporate Legal
                                                    Assistant, Palmer & Dodge LLP, 1999 to 2005;
                                                    Business Law Legal Assistant Coordinator,
                                                    Palmer & Dodge LLP, 2002 to 2005.

* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York Mellon, One Wall Street, New York, New York, 10286.
**The address of Jennifer English and Molly Martin Alvarado is c/o Citi Fund
  Services, 100 Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York Mellon

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York Mellon

Transfer Agent and Sub-Administrator
Citi Fund Services Ohio, Inc.

Custodian
The Bank of New York Mellon

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Ropes & Gray LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York Mellon, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York AMT-Free Municipal Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York AMT-Free Municipal Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York AMT-Free Municipal Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Institutional Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Agency Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund and BNY Hamilton U.S. Government Money Fund, Retail Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York Mellon and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK MELLON

BNY Hamilton Distributors, Inc.
100 Summer Street, 15/th/ Floor
Boston, MA 02110
                                                               BNY-SAR-MNY 6/08

[LOGO] BNY
HAMILTON

                              SEMI-ANNUAL REPORT


                                 JUNE 30, 2008


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK MELLON




   CORE BOND FUND

   ENHANCED INCOME FUND

   HIGH YIELD FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE TAX-EXEMPT FUND

   MUNICIPAL ENHANCED YIELD FUND

   U.S. BOND MARKET INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter


Dear Shareholder:

We are pleased to provide you with our Semi-Annual Report for the BNY Hamilton Funds for the six months ended June 30, 2008. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance for the first half of the year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The U.S. equity markets were volatile in the first half of 2008. Throughout the period, higher prices for food, energy, and other key commodities threatened to curtail consumer spending, cut into corporate profitability, and slow economic growth. In addition, the downturn in residential real-estate values persisted. Stocks started the year on a down note, as concerns about the worsening credit crisis and the potential for an economic recession--both continued from late 2007--eroded investor confidence. The Federal Reserve responded aggressively, lowering the Federal Funds target rate by 1.25 points in two separate actions in late January.

The challenging environment persisted through the end of the first quarter, and seemed to come to a head with the near-collapse of investment bank Bear Stearns in March. Again, the Federal Reserve stepped in, facilitating the sale of Bear to JP Morgan Chase, and injecting welcome liquidity into the markets. With a
0.75 percentage point cut in mid-March, and a 0.25 point cut in April, the Federal Reserve brought the target rate down to 2.25%, where it remained through the end of June.

The Federal Reserve's clear willingness to respond and shore up the crucial Financial Services sector contributed to a renewed sense of investor confidence that prevailed during much of April and May. In addition, outside of the Financial Services sector, many first-quarter earnings reports came in better than expected, helping stocks to rally further. There were hopes that perhaps the economy would avert a recession, and that the worst of the credit crisis was over.

Unfortunately, around mid-May, there were new signs that in fact the credit crisis was not near an end, as Financial Services companies faced the need to raise new equity capital in the wake of rising credit losses. Oil prices continued their steep climb; with food prices rising as well, fears that inflation would spike upward began to gain traction. Fiscal stimulus in the form of tax rebate checks helped to boost consumer spending at least temporarily, but whether they would have more enduring impact was unclear. All of these factors combined to drive stocks downward through the end of June, bringing major indexes down to near bear-market levels.

Looking ahead, outlook for U.S. equities remains uncertain. Although energy prices have backed down somewhat from their record highs, prices are still quite elevated and are contributing to higher costs in most other sectors of the economy. Data suggesting that inflation is on the rise and that economic growth has stagnated have sparked fears of stagflation, the infamous condition that loomed over the economy and the financial markets during the 1970s.

For the six months ended June 30, 2007, the S&P 500(R) Index of large-capitalization U.S. stocks returned -11.91%. The Russell 2000(R) Index of small-cap stocks posted a total return of -9.38% for the same period.

International equities over the six months offered slightly better performance than large-cap domestic stocks, but nonetheless the major international benchmark still posted a double-digit loss. Many international markets, especially emerging markets, had been able to perform well in 2007 even as the U.S. market slipped into uncertainty. In 2008, unfortunately, it became increasingly clear that many of the same factors weighing on the U.S. economy, as well as its equity markets, were also starting to affect many global markets. In addition to spillover effects from the U.S.' subprime lending crisis, many international markets are also coping with weakening real-estate markets and slowing rates of economic growth.

Perhaps the greatest fear haunting global markets, however, is the potential for higher rates of inflation. Inflation was already a concern due to the rapid rates of economic growth seen in many global markets. Even as a number of global economies have cooled, however, the inflation risk remains, fueled in part by high energy costs, as well as rising prices for many staple foods as well as other key commodities. Some central banks, including those in China and Brazil, tightened monetary policy in an effort to stave off inflation; the European Central Bank did so as well shortly after the period's end.

In this environment, it was predictable that international equity markets would come under some pressure. This was compounded by the fact that stocks in many emerging markets had enjoyed a long run-up in value that left them vulnerable to declines when investor sentiment faltered. This has played a major role in the 48% decline in China's equities for the year so far; investors have reacted sharply as companies there have been hurt by higher commodity costs, inflation fears and a strengthening currency that has hurt profits in that export-driven market. A number of other Asian markets similarly posted double-digit declines. Japan, however, while still posting a decline for the period, showed significant improvement over the year's second quarter.

Among established European markets, both Germany and the United Kingdom posted double-digit losses, as they felt the impact of higher inflation and the global credit crunch, both of which have dimmed the outlook for economic growth in the region.

For the six months, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned -10.96%, outpacing major domestic equity indexes.

The fixed-income markets were turbulent during the first half of the year. The same credit crisis that caused so much trepidation among equity investors had even greater impact on the fixed-income markets. The events of the first quarter made most fixed-income investors very wary of any risk, leading to a sweeping flight to quality that saw Treasury securities come into heavy favor.

After the Federal Reserve's intervention in the Bear Stearns matter and its other steps to boost liquidity, however, a more optimistic tone came to the fixed-income markets. In April and May, investors once again were willing to venture into riskier securities, based on their hopes that credit losses from the subprime lending meltdown were nearing an end, and that a period of greater stability in the financial markets was at hand.

Unfortunately, that proved not to be the case, and near mid-spring, when new reports of steep credit losses at major financial institutions began to roll in, investors once again retreated to the safety of Treasurys. Despite the brief rally in non-Treasury (or "spread") bonds, for the period overall Treasurys outperformed virtually every other bond sector.

During the period, the credit ratings of two major bond insurers were slashed. This move, which indicated doubts regarding the companies' ability to meet their insurance obligations, gave some investors cause to seek alternatives to insured bonds, and was another force leading investors to favor less-risky securities.

By the end of the six months, inflation joined the credit crisis as a major concern in the fixed-income markets. While the Federal Reserve had eased rates several times in an effort to support the U.S. economy, at its June meeting it held rates steady, citing concerns about the potential for higher inflation going forward.

For the remainder of the year, the outlook remains unclear. U.S. consumers still face many headwinds, and in an economy that derives two-thirds of its activity from consumer spending, that has the potential to curtail growth significantly. The housing market's continued downturn has reduced homeowners' equity, while the credit crunch has even made it difficult for them to tap into the equity they do have. Inflation appears to be on the rise; with energy and basic food purchases consuming a greater proportion of household budgets, less money is available for discretionary purchases. Weakening employment data are also inspiring caution among many consumers. How this will play out in the crucial back-to-school and holiday shopping seasons will be of keen interest to economic observers.

Of course, in the second half of the year we also are building up to the November election, in which we will elect a new President. Even if the new Chief Executive won't take office until 2009, as the months go by we are going to hear many new proposals for policies on energy, the economy, and employment, to name just a few areas. Even if new policies and legislation won't be put in place until 2009 or later, we can expect the markets to have some reaction to the various proposals, both as the election draws near and especially once it is complete.

As we have contended with the challenges of 2008, we have been working to refine the structures of a number of our portfolios, bringing them more closely in line with their relevant benchmarks. While these efforts are part of our long-term approach to managing your assets, and not a short-term strategy, we believe that these changes could be beneficial in the uncertain environment facing investors. Our disciplined strategies are based on sound, time-tested principles, not passing fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, we are working to provide you with sound investment strategies that you can put to work to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,

       LOGO
Joseph F. Murphy
President, BNY Hamilton Funds
Managing Director,
The Bank of New York Mellon Corporation

         Table  of  Contents

Questions & Answers..................... Page    5

Fees and Expenses.......................        29

Portfolio Summaries.....................        31

Schedules of Investments................        35

Statements of Assets and Liabilities....       104

Statements of Operations................       108

Statements of Changes in Net Assets.....       112

Financial Highlights....................       116

Notes to Financial Statements...........       132

Information About Advisory Agreements...       147

Directors and Officers..................       152

BNY Hamilton Core Bond Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

An Interview with John Flahive, Portfolio Manager

Q. What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A. In the first half of 2008, a variety of factors buffeted the fixed-income markets. The year started off on a nervous note, with investors continuing the flight to quality that took hold in the second half of 2007. The collapse of investment bank Bear Stearns sparked fears of a broader, systemic collapse, but the Federal Reserve's action to facilitate Bear's sale to JPMorgan Chase and improve liquidity for broker-dealers helped to avert the crisis. Subsequently, riskier types of bonds attracted investor's attention once again, though this rally proved brief; as June's end neared, investors once again shifted toward higher-quality issues. This was the result in part of renewed concerns about major losses as investment banks, but other factors played a role as well. Fears that high food and energy prices could spike inflation and slow the economy, as well as questions about the solvency of some major bond insurers, also led investors to seek safer asset classes.

   In this environment, Treasury notes and bonds continued to significantly outperform all other taxable fixed-income securities during the period, except for agency hybrid Adjustable-Rate Mortgages (ARMs), which did mildly better than comparable-duration Treasurys for the first half of 2008.

   The worst-performing bond sectors in the year's first half included Corporate bonds, especially in the Financial sector, Commercial Mortgage-Backed Securities (CMBS), home-equity Asset-Backed Securities (ABS) and non-agency Collateralized Mortgage Obligations (CMO). The latter two sectors were hit hard by the steep declines in the Alt-A and subprime mortgage markets.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund provided a total return of -0.45% for Institutional Shares for the six months ended June 30, 2008. In comparison, the Lehman Brothers(R) Aggregate Bond Index returned 1.13% for the same period.

   The Fund's underperformance during the period was almost entirely attributable to severe market repricing of its non-agency CMO holdings.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Treasury securities performed well, particularly those with maturities longer than five years. These bonds benefited as yields rose somewhat and the Treasury yield curve flattened. U.S. agency direct debt performed nearly in line with similar-duration Treasurys, while agency hybrid ARMs outperformed them.

   Fixed-rate Mortgage-Backed Securities underperformed Treasurys somewhat. As noted, Corporates, Commercial Mortgage-Backed Securities, housing-related Asset-Backed Securities, and non-agency

   Collateralized Mortgage Obligations underperformed sharply, especially in the year's first quarter. Corporates and CMBS recovered only partially by June, while ABS and non-agency CMOs had not recovered at all by the period's end.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style has been to methodically shift the structure of the portfolio we inherited closer to our current recommended profile, which is much more neutral to our applicable benchmarks.

   We will remain a high-quality, tax-sensitive, intermediate-maturity manager that seeks to have consistent risk and return relative to our conservative benchmarks.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: There is a tremendous amount of uncertainty surrounding the fixed income markets. The flight to quality will most likely continue to benefit Treasurys, and exert downward pressure on lower-rated fixed-income securities. Lower-quality investment-grade and high-yield Corporate securities are particularly vulnerable to continued volatility. Commercial Mortgage-Backed Securities may also find it difficult to recapture favor as investors seek more risk-averse holdings.

   We believe that in the longer-term, a disciplined shift toward higher-yielding non-Treasury securities should produce superior total returns. However, given the current state of the fixed income markets, we may not have the opportunity to implement this approach until the latter part of 2008.

                                                                       TRAILING   TRAILING   TRAILING
                                                     YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2008 (Unaudited)              TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON CORE BOND FUND (INSTITUTIONAL SHARES)  -0.45%    4.28%     2.80%      2.83%      4.53%
------------------------------------------------------------------------------------------------------
BNY HAMILTON CORE BOND FUND (CLASS A SHARES)        -4.79%   -0.39%     1.08%      1.71%      3.81%
------------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) AGGREGATE BOND INDEX                 1.13%    7.12%     4.08%      3.85%      5.68%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.69% and 0.94%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower.

Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. An investor cannot invest directly in any index.

BNY Hamilton Enhanced Income Fund

 Investment Considerations--BNY Hamilton Enhanced Income Fund is not a money market fund. BNY Hamilton Enhanced Income Fund purchases short-term investments with longer maturities and generally higher yields than are included in money market funds. As a result, the Fund's share price may fluctuate and, when redeemed, may be worth more or less than the original investment.

An Interview with Ted Bair, Senior Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The first quarter of 2008 was a very painful and frustrating period in the financial markets, as a sweeping liquidity crisis made it difficult to operate as normal. Investors became increasingly wary of any risk, and staged a massive flight to quality in which Treasurys outperformed virtually every other bond sector. The crisis seemed to come to a peak with the near-collapse of investment banker Bear Stearns in late March, which was averted by the purchase of Bear by JPMorgan Chase.

   In addition to facilitating the Bear deal, the Federal Reserve engaged in an aggressive series of interest-rate cuts and took other steps to shore up liquidity and restore confidence to the marketplace. These helped to bring about a pause in the flight to quality and the generally fearful environment that dominated the year's first quarter. Bond sectors that had been out of favor began to attract investors once again.

   This respite proved short-lived, however. As two of the major headwinds facing the markets today--concerns about the state of the U.S. economy and fears that the credit crunch and liquidity crisis may be far from over--began to re-emerge, investors' preference shifted back toward Treasurys. By this point, soaring energy prices and rising costs for many major food commodities began to exert inflationary pressure on the economy. Caught in the bind between stimulating the economy and fighting inflation, the Federal Reserve opted to hold rates steady at its June meeting.

   The liquidity crisis and credit crunch were felt most acutely at the short end of the yield curve, the area on which this Fund focuses. As a result, these trends had significant impact on our performance over the six months. Residential mortgage-related securities--in which this Fund had a heavy weighting at the start of the year--also were disproportionately affected by the market's volatility, reflecting the continuing repercussions of the subprime mortgage meltdown.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: For the six-month period ended June 30, 2008, the Fund posted a total return of -5.09% for Institutional Shares. For the same period, the three-month LIBOR Index posted a 2.01% total return.

   As of June 30, 2008, the Fund had a seven-day current and 30-day effective yield, respectively, of 2.90% and 2.85% for Institutional Shares. As of June 30, 2008, the Fund had total assets of $20 million.

   The Fund's underperformance during the period is largely the result of its large position in various Mortgage-related securities.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

   The 3 month Libor (London Interbank Offered Rate) index is based on the assumed purchase of a synthetic investment having 3 months to maturity and with a coupon equal to the closing quote for 3-month Libor. That issue is sold the following day (priced at a yield equal to the current day closing 3-month Libor rate) and is rolled into a new 3-month investment. The index therefore will always have a constant maturity equal exactly to 3 months. An investor cannot invest directly into an index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: At the start of the year, the Fund had close to 45% of assets allocated to Agency-related Mortgage-Backed Securities, with an additional 30% invested in other Mortgage sectors. This hurt our performance during the period as Agency-related Mortgages performed quite poorly, while non-agency bonds performed even worse. Historically, these sectors have never performed this poorly; their weakness is a direct result of the troubled residential real-estate market and subsequent subprime lending crisis.

   The portfolio's previous concentration in Mortgage-related securities in part reflected the strategy of previous managers, and in part resulted from outflows of assets in the Fund which necessitated the sale of other, more liquid securities. We have endeavored to diversify the portfolio more broadly.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our strategy has been to reduce the Fund's concentration in Agency and non-Agency Mortgage securities. Although these efforts have been challenging in the current environment, we have succeeded in cutting our allocation to these sectors to approximately 30% of assets. We have been redeploying our money into areas of the market where we believe there is strong relative value, including high-quality Industrial Corporate securities. We have maintained a mix of short-term money-market securities in the portfolio as well, such as one-, three-, and six-month Commercial paper.

   As part of our cautious approach, we have been shortening the Fund's duration, or sensitivity to rising interest rates.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: While economic growth in the U.S. has been very lackluster, we believe that if there were to be a recession, it wouldn't be very deep or last very long. It appears likely that the Federal Reserve will remain on hold until sometime next year.

   Although inflationary pressures seem quite high now given elevated commodity prices, in time we believe other pressures will work to bring inflation down in coming quarters. In this challenging market environment, we believe a diversified strategy is appropriate, with a focus on higher-quality Corporate securities from the Industrial and Utility sectors that we believe have strong relative value. We will also maintain positions in money-market securities as a buffer when we see opportunities arise.

                                                                                 TRAILING   TRAILING    SINCE
                                                               YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2008 (Unaudited)                        TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON ENHANCED INCOME FUND (INSTITUTIONAL SHARES)      -5.09%   -6.47%      0.72%     0.89%      1.23%
----------------------------------------------------------------------------------------------------------------
BNY HAMILTON ENHANCED INCOME FUND (CLASS A SHARES)            -7.12%   -8.11%     -0.04%     0.33%      0.73%
----------------------------------------------------------------------------------------------------------------
MERRILL LYNCH(R) U.S. DOLLAR LIBOR 3-MONTH CONSTANT MATURITY
INDEX                                                          2.01%    4.91%      4.87%     3.54%      3.20%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICES AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 1.50% for Class A shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.37% of its average daily net assets and of Class A Shares to 0.62% of its average daily net assets. During 2008, Advisor waived management fees and, if necessary, reimbursed expenses of the Fund to the extent that total annual operating expenses are greater than 0.25% of its average daily net assets. Prior to March 1, 2008, the waiver was 0.25% for Institutional Shares and 0.50% for Class A Shares. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower. Inception date for this Fund is May 1, 2002.

The Merrill Lynch(R) U.S. Dollar LIBOR 3-month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits. Investors cannot invest directly in any index.

BNY Hamilton High Yield Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund's share price may decline.

An Interview with Karen Bater, Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Over the first six months of 2008, concerns about the repercussions of the subprime meltdown that afflicted the financial markets in late 2007 continued. Increasing signs that the U.S. economy was nearing, or even had entered, a recession only exacerbated these woes. In this environment, investors--who were also troubled by the potential long-term ramifications of rising oil and commodity prices--lost their appetite for riskier assets. The result has been a very challenging environment for High Yield securities.

   The year got off to a difficult start, with high-yield spreads widening by nearly four percentage points over the first quarter. In other words, investors demanded significantly higher yields (relative to Treasurys) to compensate them for the additional risks involved with these lower-quality securities. Over most of the second quarter, however, these spreads narrowed somewhat, partly as a result of improved investor confidence in the wake of the Federal Reserve's actions to shore up liquidity during the period. As the period drew to a close, though, spreads were widening once again based on concerns about the strength of the broader economy and the potential for higher inflation.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: For the six months ended June 30, 2008, the Fund returned -1.05% for Institutional Shares. For the same period, the Merrill Lynch(R) BB-B Non-Distressed Index returned -1.10%.

   As investors turned away from High Yield securities and toward less risky assets, large, liquid issues were the easiest to sell off. Somewhat ironically, this caused the prices of higher-rated High-Yield issues to suffer disproportionately during the period. Because this Fund has a higher-quality bias, with an underweight in CCC rated securities and an overweight in B rated bonds, this trend contributed to our underperformance during the six months.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The Fund's overweighting in the Telecom sector--particularly our position in Alltel--benefited performance. Alltel was a CCC/B- rated company that was subsequently purchased by A-rated Verizon. That acquisition was very positive for the Alltel bonds, which now offer investors a much larger asset base and stronger balance sheet to back up their interest payments.

   We also held an overweighting in the Utility sector, which had additional positive impact on returns over the period. Our position in Energy Future Holdings (formerly TXU) performed well. We purchased these bonds as a new issue; they offered an attractive yield at 10 7/8% in a sector that offers attractive defensive characteristics in a challenging economic environment.

   Negatively affecting performance was the Fund's overweighting in the Publishing/Printing sector, which suffered from a fall-off in advertising spending from small-business owners. Further, investors have become increasingly concerned by the sector's high current leverage, near-term operating pressures, and long-term secular outlook as advertisers look to alternative marketing strategies. Two securities that underperformed in this sector were Dex Media and Idearc.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: In this uncertain macroeconomic environment, we have taken a more defensive approach with the Fund during this period. We have overweighted the Health Care and Utility sectors and underweighted Financials (including Banks), Consumer Discretionary sectors (such as Restaurants), and Airlines.

   We have concentrated on our bottom-up, fundamental research and analysis. These efforts led us to purchase such successful names Alltel and TXU, while avoiding sectors with negative momentum, such as Banks and other Financials.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: With the recent widening of credit spreads--which also means that prices on high-yield bonds have fallen--we believe there are attractive opportunities in the High Yield market, particularly among higher-quality issues. We remain focused on investing in companies with strong fundamentals, moderately leveraged balance sheets, and solid covenant protection.

   We expect to remain more defensive in our portfolio positioning, a stance that includes preferring senior over subordinated paper and reducing our position in bonds from more-speculative CCC rated issuers. We also continue to be increasingly cautious on bonds from issuers in consumer-sensitive sectors, which are most likely to be affected by inflation or a slowing economy.

                                                                        TRAILING   TRAILING    SINCE
                                                      YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2008 (Unaudited)               TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON HIGH YIELD FUND (INSTITUTIONAL SHARES)  -1.05%   -0.46%     3.21%      4.70%      4.79%
-------------------------------------------------------------------------------------------------------
BNY HAMILTON HIGH YIELD FUND (CLASS A SHARES)        -5.37%   -4.93%     1.43%      3.51%      3.63%
-------------------------------------------------------------------------------------------------------
MERRILL LYNCH(R) BB-B NON-DISTRESSED INDEX           -1.10%    0.75%     4.53%      6.46%      6.79%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.81% and 1.06%, respectively, of its average daily net assets. Prior to April 18, 2008, the waiver was 0.89% for the Institutional Shares and 1.14% for the Class A Shares. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower. Inception date for this Fund is May 1, 2003.

The Merrill Lynch(R) BB- B Non-Distressed Index is an unmanaged index considered to be representative of BB and B rated corporate bonds. An investor cannot invest directly in any index.

BNY Hamilton Intermediate Government Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with John Flahive, Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: In the first half of 2008, a variety of factors buffeted the fixed-income markets. The year started off on a nervous note, with investors continuing the flight to quality that took hold in the second half of 2007. The collapse of investment bank Bear Stearns sparked fears of a broader, systemic collapse, but the Federal Reserve's action to facilitate Bear's sale and improve liquidity for broker-dealers helped to avert the crisis. Subsequently, riskier types of bonds attracted investor's attention once again, though this rally proved brief; as June's end neared, investors once again shifted toward higher-quality issues. This was the result in part of renewed concerns about major losses as investment banks, but other factors played a role as well. Fears that high food and energy prices could spike inflation and slow the economy, as well as questions about the solvency of some major bond insurers, also led investors to seek safer asset classes.

   In this environment, Treasury notes and bonds continued to significantly outperform all other taxable fixed-income securities during the period, except for agency hybrid Adjustable-Rate Mortgages (ARMs), which did mildly better than comparable-duration Treasurys for the first half of 2008.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the six months ended June 30, 2008, the Fund returned 1.50% for Institutional Shares. Over the same period, the Lehman Brothers(R) Intermediate Government Bond Index returned 2.19%.

   The Fund underperformed its benchmark primarily because of an overweighted position in Agency Mortgage-Backed Securities (MBS). That sector came under pressure in January and February; although we were in the process of reducing this position at that time, there still was negative impact on our returns.

   Portfolio composition and ratings are subject to change.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Corporate bonds, Commercial Mortgage-Backed Securities, housing-related
   Asset-Backed Securities (ABS), and Non-Agency Collateralized Mortgage Obligations (CMOs) were all hit hard during the first half of the year. Fortunately, these sectors are not represented in the benchmark index and were not among the Fund's holdings, even before we began to move to make the Fund more reflective of its benchmark.

   Treasurys were the best-performing sector for the period, though they did give back some of their relative outperformance as the riskier bond sectors recovered (albeit only partially) later in the period. Longer-duration Treasurys performed well, given the flattening of the yield curve over the period. Agency debt performed broadly in line with comparable-duration Treasurys, while hybrid Adjustable Rate Mortgage-Backed Securities outperformed Treasurys. Fifteen- and 30-year fixed-rate Mortgage-Backed Securities underperformed sharply in the first quarter, before recovering somewhat in the second.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style has been to methodically shift the Fund toward a portfolio structure that is more neutral to our applicable benchmarks. To that end, we have reduced the Fund's exposure to Mortgage-Backed Securities; we have cut this position by more than half since November 2007. We have also increased the Fund's Treasury note holdings from less than 21% to 60%.

   Our goal is to be a high-quality, tax-sensitive, intermediate-maturity manager that seeks to have consistent risk and return relative to our conservative benchmarks.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: There continues to be a tremendous amount of uncertainty surrounding the fixed income markets. We believe the general flight to quality will continue, giving a boost to Treasury securities and exerting downward pressure on lower-rated bonds. Lower-rated investment-grade and High-Yield Corporate securities appear to be particularly vulnerable to continued volatility. Commercial Mortgage-Backed Securities may also face challenges, as investors seek less-risky holdings.

   We believe that in the longer term, a disciplined shift toward higher-yielding non-Treasury securities has the potential to produce superior total returns. Given the current state of the fixed income market, however, there may not be a good opportunity to move in this direction until later in 2008.

                                                                               TRAILING   TRAILING   TRAILING
                                                             YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2008 (Unaudited)                      TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
(INSTITUTIONAL SHARES)                                       1.50%    7.24%     3.99%      3.34%      5.03%
--------------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE GOVERNMENT FUND (CLASS A SHARES)  -2.93%    2.44%     2.24%      2.19%      4.31%
--------------------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) INTERMEDIATE GOVERNMENT INDEX                2.19%    9.17%     4.82%      3.60%      5.43%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A

Shares to the extent that total annual operating expenses are greater than 0.65% and 0.90%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower.

The Lehman Brothers(R) Intermediate Government Index is an unmanaged index of intermediate-term government bonds. Investors cannot invest directly in any index.

BNY Hamilton Intermediate New York Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this Fund may involve increased risk.

An Interview with John Flahive, Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The major trend driving the fixed income markets in the first half of 2008 was the continuation of the flight to quality related to the subprime financial crisis that began in 2007. As investors flocked to the ironclad safety of Treasurys over most of the period, Municipal bond yields became extremely attractive--often exceeding the yields paid by comparable-maturity Treasurys.

   Municipals' attractiveness was tempered by the volatility in their prices, which was related to the downgrades of many of the monoline insurers (the companies that insure Municipal bonds). In fact, the first quarter of the year saw some of the most volatile month-to-month total returns we have ever experienced.

   In the latter part of the period, inflation became more of a concern as participants focused on the meteoric rise of commodity prices, particularly oil (with oil futures up almost 50% over the six-month period). The Federal Reserve cut the Fed Funds target rate by another 225 basis points during the period, including a 75-basis-point inter-meeting cut in January. Intermediate-term Municipal bonds averaged respectable total returns for the period, particularly in the one- to five-year maturity range.

   New bond issuance during the first half of the year totaled $228 billion, nearly matching the level seen in the first half of 2007--a record-setting year for new bond issuance. Issuance in New York reached $20.6 billion for the first half of 2008, up 42% year-over-year.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund's total return was 0.53% for the Institutional Shares for the six months ended June 30, 2008 For the same period, the Lehman Brothers(R) Five-Year and Seven-Year General Obligation Bond Indexes returned 1.34% and 1.05%, respectively.

   The Fund underperformed its benchmark largely because of its underweighting in bonds with maturities in the two- to five-year range. Additionally, the Fund's exposure to bonds with maturities beyond five years detracted from relative performance, as short maturities outperformed longer maturities during the period.

   Partially offsetting these factors, the Fund's high-quality profile and avoidance of underperforming sectors contributed positively to its performance.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: High-quality, three- to five-year maturity securities benefited the Fund's relative and absolute performance during the period, as did Pre-refunded bonds. Municipal bonds supported by single-family mortgages (Housing bonds) and Hospital bonds both detracted from the Fund's performance. The Industrial Development Revenue/Pollution Control Revenue and Tobacco sectors significantly underperformed the overall market; our avoidance of these sectors thus helped the Fund's performance relative to its peers.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style has been to methodically alter the portfolio's structure to bring it closer to our applicable benchmarks, and these efforts continued during the six months.

   Yield spreads (the difference between the yields paid by risk-free Treasurys those paid by other bonds) on uninsured, bonds in the lower tiers of investment-grade and on bonds backed by weaker insurers remained relatively wide--in other words, prices for these securities remained relatively low. In addition, the yield curve steepened, meaning that the difference between yields for short-maturity issues and those for longer-term bonds grew. Both of these circumstances reflect investors' current risk wariness. To take advantage of the higher yields (and thus lower prices) on these securities, we added both lower investment-grade bonds and longer intermediate-term, high-quality bonds to the portfolio.

   An increase in the issuance of New York paper relative to last year contributed to wider spreads on New York bonds in the 10- to 15-year range. To take advantage of the higher yields (and thus lower prices) on these securities, we added both lower investment-grade bonds and longer intermediate-term, high-quality bonds to the portfolio.

   Overall, we intend to remain a high-quality, tax-sensitive, intermediate-maturity manager that seeks to produce consistent risk and returns relative to our conservative benchmarks.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: There continues to be a tremendous amount of uncertainty surrounding the fixed-income markets, as various municipalities feel the impact of the economic slowdown. The challenge in the coming months will be to monitor the inflationary risks, and the subsequent reaction by market participants and the Federal Reserve. To the extent that Municipal bonds remain attractively priced relative to Treasurys, we still believe there are potential opportunities in the Municipal market.

   Many monoline insurance companies continue to struggle financially, with a number working on restructuring plans to ensure adequate capitalization. We remain vigilant in this environment to ensure that we are obtaining yields that adequately compensate for the prevailing level of market uncertainty.

                                                                       TRAILING   TRAILING   TRAILING
                                                     YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2008 (Unaudited)              TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
(INSTITUTIONAL SHARES)                               0.53%    4.59%     2.89%      2.77%      4.05%
------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
(CLASS A SHARES)                                    -3.87%   -0.11%     1.16%      1.64%      3.35%
------------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) 5 YEAR G.O. MUNI BOND INDEX          1.34%    5.88%     3.36%      2.98%      4.48%
------------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) 7 YEAR G.O. MUNI BOND INDEX          1.05%    5.97%     3.42%      3.39%      4.86%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.59% and 0.84%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower.

The Lehman Brothers(R) 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of five years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

The Lehman Brothers(R) 7 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of seven years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

BNY Hamilton Intermediate Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with John Flahive, Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The major trend driving the fixed income markets in the first half of 2008 was the continuation of the flight to quality related to the subprime financial crisis that began in 2007. As investors flocked to the ironclad safety of Treasurys over most of the period, Municipal bond yields became extremely attractive--often exceeding the yields paid by comparable-maturity Treasurys.

   Municipals' attractiveness was tempered by the volatility in their prices, which was related to the downgrades of many of the monoline insurers (the companies that insure Municipal bonds). In fact, the first quarter of the year saw some of the most volatile month-to-month total returns we have ever experienced.

   In the latter part of the period, inflation became more of a concern as participants focused on the meteoric rise of commodity prices, particularly oil (with oil futures up almost 50% over the six-month period). The Federal Reserve cut the Fed Funds target rate by another 225 basis points during the period, including a 75-basis-point inter-meeting cut in January. Intermediate-term Municipal bonds averaged respectable total returns for the period, particularly in the one- to five-year maturity range.

   New bond issuance during the first half of the year totaled $228 billion, nearly matching the level seen in the first half of 2007--a record-setting year for new bond issuance.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund's total return was 0.51% for the Institutional Shares for the six months ended June 30, 2008. For the same period, the Lehman Brothers(R) Five-Year and Seven-Year General Obligation Bond Indexes returned 1.34% and 1.05%, respectively.

   The Fund underperformed its benchmark largely because of its underweighting in bonds with maturities in the two- to five-year range. Additionally, the Fund's exposure to bonds with maturities beyond five years detracted from relative performance, as short maturities outperformed longer maturities during the period.

   Partially offsetting these factors, the Fund's high-quality profile and avoidance of underperforming sectors contributed positively to its performance.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: High-quality, three- to five-year maturity securities benefited the Fund's relative and absolute performance during the period, as did Pre-refunded bonds. Municipal bonds supported by single-family mortgages (Housing bonds) and Hospital bonds both detracted from the Fund's performance. The Industrial Development Revenue/Pollution Control Revenue and Tobacco sectors significantly underperformed the overall market; our avoidance of these sectors thus helped the Fund's performance relative to its peers.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style has been to methodically alter the portfolio's structure to bring it closer to our applicable benchmarks, and these efforts continued during the six months.

   Yield spreads (the difference between the yields paid by risk-free Treasurys those paid by other bonds) on uninsured, bonds in the lower tiers of investment-grade and on bonds backed by weaker insurers remained relatively wide--in other words, prices for these securities remained relatively low. In addition, the yield curve steepened, meaning that the difference between yields for short-maturity issues and those for longer-term bonds grew. Both of these circumstances reflect investors' current risk wariness. To take advantage of the higher yields (and thus lower prices) on these securities, we added both lower investment-grade bonds and longer intermediate-term, high-quality bonds to the portfolio.

   Overall, we intend to remain a high-quality, tax-sensitive, intermediate-maturity manager that seeks to produce consistent risk and returns relative to our conservative benchmarks.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: There continues to be a tremendous amount of uncertainty surrounding the fixed-income markets, as various municipalities feel the impact of the economic slowdown. The challenge in the coming months will be to monitor the inflationary risks, and the subsequent reaction by market participants and the Federal Reserve. To the extent that Municipal bonds remain attractively priced relative to Treasurys, we still believe there are potential opportunities in the Municipal market.

   Many monoline insurance companies continue to struggle financially, with a number working on restructuring plans to ensure adequate capitalization. We remain vigilant in this environment to ensure that we are obtaining yields that adequately compensate for the prevailing level of market uncertainty.

                                                                               TRAILING   TRAILING   TRAILING
                                                             YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2008 (Unaudited)                      TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
(INSTITUTIONAL SHARES)                                       0.51%    4.50%     2.62%      2.42%      3.92%
--------------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND (CLASS A SHARES)  -3.80%   -0.18%     0.89%      1.29%      3.21%
--------------------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) 5 YEAR G.O. MUNI BOND INDEX                  1.34%    5.88%     3.36%      2.98%      4.48%
--------------------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) 7 YEAR G.O. MUNI BOND INDEX                  1.05%    5.97%     3.42%      3.39%      4.86%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 4.25% for Class A Shares. The Advisor will voluntarily waive management fees and if, necessary, reimburse expenses of the Institutional Shares and Class A Shares to the extent that total annual operating expenses are greater than 0.59% and 0.84%, respectively, of its average daily net assets. Prior to April 18, 2008, the waiver was 0.79% for the Institutional Shares and 1.04% for the Class A Shares. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower.

The Lehman Brothers(R) 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of five years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in any index.

The Lehman Brothers(R) 7 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market of those municipal bonds with maturities of seven years. The securities in this index include ratings categories of A and Aaa. Investors cannot invest directly in an index.

BNY Hamilton Municipal Enhanced Yield Fund

 Investment Considerations--Bond funds will tend to experience small fluctuations in value than stock funds; therefore, fluctuations in price, especially for longer-term issues and in environments of rising interest rates, should be anticipated.

An Interview with Co-Portfolio Managers, Nancy Angell, Senior Vice President; John Fox, Senior Vice President; Brian Moreland, Vice President; and Martin Tourigny, Vice President

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: After a tumultuous first quarter that saw the collapse of investment bank
   Bear Stearns and the Federal Reserve stepping in to shore up liquidity, it started to appear during much of the second quarter that the worst of the credit crunch was over. Unfortunately, the last few weeks of the second quarter brought renewed volatility to the Municipal bond market, with another bout of write-downs at investment banks and further rating actions on municipal bond insurers.

   Inflation concerns moved to the forefront in the fixed income markets, as prices for oil and other key commodities hit record highs. The Federal Reserve, while officially halting its easing campaign, released a statement that was decidedly less hawkish than the market anticipated.

   The turmoil in the Municipal market peaked with Moody's downgrade of bond insurers MBIA and Ambac to A2 and Aa3, respectively. While downgrades were anticipated, the severe five-notch hit to MBIA took the market by surprise. The impact was first felt in the short-term market, specifically among money-market eligible Variable Rate Demand Notes (VRDNs). Fearing some insured VRDNs would fall below their AA statutory minimum rating, money market funds rushed to exercise put options, selling bonds with lower underlying ratings back to the financial firms that act as liquidity providers. This caused the rates on VRDNs to rise, in some cases significantly. It also triggered a process similar to one we saw in February, with the collapse of the Auction Rate Securities market. As in that previous episode, leveraged holders of longer bonds were forced to unwind positions.

   The result of much of this turmoil was a widening of credit spreads as many investors sought the safe haven of higher-quality Municipals or Treasury securities. The Fund invests primarily in BBB rated bonds that have widened, on average, by more than half a percentage point.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the six-month period ended June 30, 2008, the Fund returned -1.24%. Over the same period, the Lehman Brothers(R) Municipal Broad Market Index posted a return of 0.02%.

   An overweighting in longer-term bonds was the primary factor in the Fund's underperformance. In addition, an overweighting in BBB rated bonds (the lowest tier of investment grade) also hurt our performance, as credit spreads widened (and prices declined) for these securities in a very risk-wary environment. We were, however, able to mitigate this underperformance somewhat through strong security selection within the BBB sector.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The best performer this year was a South Carolina Tobacco issue that was prerefunded. This event--which shortened the bond's effective maturity and upgraded its rating to AAA--improved the price on the security by more than 10%. Other strong performers were issues from Northrop Grumman (an Industrial Development bond) and Wheelock College, a small college located in Massachusetts.

   The weakest performers for the period came mainly from the Tobacco and Gas Prepayment sectors (specifically, Buckeye-Ohio Tobacco, Golden-California Tobacco, and Texas Municipal Gas bonds).

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Over the period, securities we have added to the portfolio have been consistent with our strategy of trying to exploit the higher yields available in longer-term bonds in the upper end of the Municipal High Yield market. To this end, we have focused our purchases on higher-quality names within the BBB rated sector.

   Given the uncertain economic environment, we have been highly selective in making any purchases rated below BBB. We have also diversified across credit sectors beyond the traditional High Yield regions of Health Care, Industrials, and Tobacco by investing in bonds from the Higher Education, Charter School, Gaming, and Prepaid Gas sectors.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Because credit spreads widened and the yield curve steepened over the first half of the year, the Fund offers a significantly higher yield now than it did at the end of 2007. It is our view that the widening of credit spreads was more a function of technical factors within the market, rather than a reflection of true credit deterioration. As a result, we believe this situation may offer the more yield-oriented investor an opportunity to take advantage of higher rates without taking on undue risk.

   In addition, with the disruption that has occurred in the Municipal market over the first half of the year, we have seen more opportunities to sell bonds that are relatively highly priced, and buy back bonds that are relatively inexpensive, through our extensive network of brokers.

   For the remainder of the year, we intend to continue to take a cautious approach to the market, while seeking out opportunities to add yield without assuming excessive levels of risk.

                                                               TRAILING   TRAILING    SINCE
                                             YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2008 (Unaudited)      TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON MUNICIPAL ENHANCED YIELD FUND
(INSTITUTIONAL SHARES)                      -1.24%   -5.76%      N/A        N/A       0.33%
----------------------------------------------------------------------------------------------
LEHMAN BROS.(R) MUNICIPAL BROAD INDEX        0.02%    3.23%     2.92%      3.52%      3.10%
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICES AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has voluntarily agreed to limit the expenses of Institutional Shares of the Fund to 0.79% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.79% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, average annual total return would have been lower. Inception date for this Fund is December 30, 2005.

Lehman Brothers(R) Municipal Broad Index is an unmanaged broad market performance benchmark for the tax- exempt bond market. Investors cannot invest directly in any index.

BNY Hamilton U.S. Bond Market Index Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The performance of the Fund is expected to be lower than that of the Lehman Brothers(R) Aggregate Bond Index because of Fund fees and expenses.

An Interview with Nancy Rogers, Vice President and Senior Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: A number of different factors made the first half of 2008 a very challenging period for the fixed-income markets. Continued repercussions from the subprime meltdown put pressure on the credit markets. These markets were shaken nearly to their core by the collapse of investment banker Bear Stearns. The firm's purchase at a fire-sale price by JP Morgan Chase (with the Federal Reserve's assistance) averted a complete crisis, though it left unanswered many questions about the potential for similar problems at other firms. The Federal Reserve's aggressive measures to combat the credit crunch helped to buoy the markets for a time, but by the end of the period credit concerns reasserted themselves.

   The Federal Reserve, in its effort to fight off recession and keep liquidity strong, cut the Fed Funds target rate by a total of 2.25 percentage points. With yields thus falling sharply for short maturities, the yield curve steepened considerably over the period.

   After its most recent cuts, the Federal Reserve went on hold, as inflation became more of a concern in the face of soaring prices for energy, food, and other key commodities. In addition to rising prices for goods and services, consumers were also pressured by weak employment data and a languishing housing market. Softening consumer spending trends, along with easing in business spending, contributed to slower GDP growth over the period. With consumer confidence understandably eroding, the potential for an extended downturn appeared to gain momentum.

   In this uncertain environment, Treasury securities outperformed their non-Treasury (or "spread") counterparts, as investors prized safety and demanded much higher yields to compensate for holding bonds involving higher levels of risk.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers(R) Aggregate Bond Index. The Fund returned 1.31% for Institutional Shares for the six months ended June 30, 2008. For the same period, the Lehman Brothers(R) Aggregate Bond Index returned 1.13%.

   Because of the benchmark's size, it can not encompass every security represented in the Index, so we must select individual bonds to represent their sector of the market. Our outperformance relative to the Index reflects security selection risk. Although this outperformance is welcome, it was not the product of an active management approach and risk is carefully controlled.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Treasury securities offered the strongest performance for the six months, benefiting from a strong flight to quality for much of the period. Among the weakest sectors for the period were housing-related Asset-Backed Securities, Commercial Mortgage-Backed Securities, and Corporate bonds from issuers in the Financial sector.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund's composition will vary according to any changes that may take place in the Lehman Brothers(R) Aggregate Bond Index it seeks to track. Because this Fund is designed to replicate the risk and return characteristics of a broad market index, we do not apply an active investment strategy.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As an indexed portfolio, the Fund does not seek to make active investment decisions in anticipation of or in response to economic and market conditions. We will continue in our efforts to tightly control the Fund's composition so it will closely match the performance and risk characteristics of the Lehman Brothers(R) Aggregate Bond Index.

   We anticipate that economic uncertainty will remain a predominant theme in the bond markets. In this environment, we believe that an index approach to the fixed-income investing can be beneficial, as it offers controlled risk and a high level of diversification, and its success does not depend on an accurate prediction of the economy's direction.

                                                                               TRAILING   TRAILING    SINCE
                                                             YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2008 (Unaudited)                      TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON U.S. BOND MARKET INDEX FUND
(INSTITUTIONAL SHARES)                                       1.31%    7.33%     3.91%      3.66%      6.03%
--------------------------------------------------------------------------------------------------------------
BNY HAMILTON U.S. BOND MARKET INDEX FUND (INVESTOR SHARES)   1.09%    7.07%     3.65%      3.40%      5.84%
--------------------------------------------------------------------------------------------------------------
LEHMAN BROS.(R) AGGREGATE BOND INDEX                         1.13%    7.12%     4.08%      3.85%      6.28%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO

OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets and of the Investor Shares to 0.60% of its average daily net assets. The Advisor will waive management fees and if, necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Investor Shares was September 27, 2002. For periods prior to the commencement of operations of Investor Shares, performance information shown in the table for Investor Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Shares, it would have been lower than what is reflected in the table.

The Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in any index.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2008.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            BEGINNING  ENDING      ANNUALIZED
                                             ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                              VALUE    VALUE      BASED ON THE      DURING THE
                                            01/01/08  06/30/08  SIX-MONTH PERIOD SIX-MONTH PERIOD*
CORE BOND FUND--CLASS A SHARES
Actual                                      $1,000.00 $  994.40      0.94%             $4.66
Hypothetical (5% return before expenses)    $1,000.00 $1,020.19      0.94%             $4.72
--------------------------------------------------------------------------------------------------
CORE BOND FUND--INSTITUTIONAL SHARES
Actual                                      $1,000.00 $  995.50      0.69%             $3.42
Hypothetical (5% return before expenses)    $1,000.00 $1,021.43      0.69%             $3.47
--------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND--CLASS A SHARES
Actual                                      $1,000.00 $  943.00      0.58%             $2.78
Hypothetical (5% return before expenses)    $1,000.00 $1,022.00      0.58%             $2.89
--------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND--INSTITUTIONAL SHARES
Actual                                      $1,000.00 $  949.10      0.32%             $1.54
Hypothetical (5% return before expenses)    $1,000.00 $1,023.28      0.32%             $1.60
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             BEGINNING  ENDING      ANNUALIZED
                                                              ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                               VALUE    VALUE      BASED ON THE      DURING THE
                                                             01/01/08  06/30/08  SIX-MONTH PERIOD SIX-MONTH PERIOD*
HIGH YIELD--CLASS A SHARES
Actual                                                       $1,000.00 $  988.30      1.09%             $5.37
Hypothetical (5% return before expenses)                     $1,000.00 $1,019.46      1.09%             $5.45
-------------------------------------------------------------------------------------------------------------------
HIGH YIELD--INSTITUTIONAL SHARES
Actual                                                       $1,000.00 $  989.50      0.84%             $4.14
Hypothetical (5% return before expenses)                     $1,000.00 $1,020.71      0.84%             $4.20
-------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND--CLASS A SHARES
Actual                                                       $1,000.00 $1,013.80      0.90%             $4.50
Hypothetical (5% return before expenses)                     $1,000.00 $1,020.39      0.90%             $4.52
-------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND--INSTITUTIONAL SHARES
Actual                                                       $1,000.00 $1,015.00      0.65%             $3.26
Hypothetical (5% return before expenses)                     $1,000.00 $1,021.63      0.65%             $3.27
-------------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORK TAX-EXEMPT FUND--CLASS A SHARES
Actual                                                       $1,000.00 $1,004.00      0.84%             $4.20
Hypothetical (5% return before expenses)                     $1,000.00 $1,020.68      0.84%             $4.23
-------------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORK TAX-EXEMPT FUND--INSTITUTIONAL SHARES
Actual                                                       $1,000.00 $1,005.30      0.59%             $2.94
Hypothetical (5% return before expenses)                     $1,000.00 $1,021.93      0.59%             $2.97
-------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT FUND--CLASS A SHARES
Actual                                                       $1,000.00 $1,004.80      0.94%             $4.71
Hypothetical (5% return before expenses)                     $1,000.00 $1,020.17      0.94%             $4.74
-------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT FUND--INSTITUTIONAL SHARES
Actual                                                       $1,000.00 $1,005.10      0.69%             $3.46
Hypothetical (5% return before expenses)                     $1,000.00 $1,021.41      0.69%             $3.49
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL ENHANCED YIELD--INSTITUTIONAL SHARES
Actual                                                       $1,000.00 $  987.60      0.79%             $3.90
Hypothetical (5% return before expenses)                     $1,000.00 $1,020.93      0.79%             $3.97
-------------------------------------------------------------------------------------------------------------------
U.S. BOND MARKET INDEX--INSTITUTIONAL SHARES
Actual                                                       $1,000.00 $1,013.10      0.35%             $1.75
Hypothetical (5% return before expenses)                     $1,000.00 $1,023.12      0.35%             $1.76
-------------------------------------------------------------------------------------------------------------------
U.S. BOND MARKET INDEX--INVESTOR SHARES
Actual                                                       $1,000.00 $1,010.90      0.60%             $2.99
Hypothetical (5% return before expenses)                     $1,000.00 $1,021.89      0.60%             $3.00
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended June 30, 2008, and divided by the 366 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton Funds

         Portfolio Summaries (Unaudited)

         Asset Group Diversification

         As of June 30, 2008

Core Bond Fund

                                                                     % of
                                                                  Net Assets
                                                                  ----------
    Mortgage-Backed Securities...................................    38.4%
    United States Government Agencies & Obligations..............    32.1
    Money Market Funds (including securities lending collateral).    24.6
    Corporate Bonds..............................................    19.7
    Asset-Backed Securities......................................     4.9
    Collateralized Mortgage Obligations..........................     2.2
    Foreign Government Agencies & Obligations....................     0.4
    Trust Preferred Bond.........................................     0.2
    Liabilities in excess of other assets........................   (22.5)
                                                                    -----
    Total........................................................   100.0%
                                                                    -----

Enhanced Income Fund

                                                         % of
                                                      Net Assets
                                                      ----------
               Mortgage Obligations..................    28.2%
               Commercial Paper......................    27.4
               Money Market Fund.....................    17.0
               Corporate Bonds.......................    14.7
               Asset-Backed Securities...............    12.0
               United States Government Agencies.....     2.2
               Certificates of Deposits..............     0.0*
               Liabilities in excess of other assets.    (1.5)
                                                        -----
               Total.................................   100.0%
                                                        -----

High Yield Fund

                                                         % of
                                                      Net Assets
                                                      ----------
               Corporate Bonds.......................    92.4%
               Money Market Funds....................    12.8
               Trust Preferred Bond..................     0.0*
               Liabilities in excess of other assets.    (5.2)
                                                        -----
               Total.................................   100.0%
                                                        -----

Intermediate Government Fund

                                                              % of
                                                           Net Assets
                                                           ----------
          United States Government Agencies & Obligations.    53.5%
          Mortgage-Backed Securities......................    37.8
          Collateralized Mortgage Obligations.............     6.8
          Money Market Fund...............................     1.1
          Other assets less liabilities...................     0.8
                                                             -----
          Total...........................................   100.0%
                                                             -----

 *Less than one tenth of a percent.

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification

         As of June 30, 2008

Intermediate New York Tax-Exempt Fund

                                                       % OF
                                                    NET ASSETS
                                                    ----------
                  Special Tax......................    15.0%
                  State Appropriation..............    13.8
                  General Obligations..............    13.0
                  Utilities........................    12.7
                  Transportation...................    11.3
                  Pre-Refunded/Escrowed Securities.     6.8
                  Education........................     6.7
                  Healthcare.......................     5.9
                  Money Market Fund................     5.1
                  Housing..........................     3.4
                  Other............................     3.4
                  Industrial Development...........     2.6
                  Other assets less liabilities....     0.3
                                                      -----
                  Total............................   100.0%
                                                      -----

Intermediate Tax-Exempt Fund

                                                       % of
                                                    Net Assets
                                                    ----------
                  General Obligations..............    28.5%
                  Utilities........................    13.7
                  Education........................    13.4
                  Housing..........................    10.5
                  Pre-Refunded/Escrowed Securities.    10.5
                  Other............................     7.6
                  Transportation...................     6.1
                  State Appropriation..............     4.8
                  Money Market Fund................     1.8
                  Special Tax......................     1.3
                  Healthcare.......................     1.0
                  Other assets less liabilities....     0.8
                                                      -----
                  Total............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         State Diversification

         As of June 30, 2008

Municipal Enhanced Yield Fund

                                                     % of
                                                  Net Assets
                                                  ----------
                   Texas.........................     9.5%
                   Massachusetts.................     9.1
                   Mississippi...................     6.8
                   Pennsylvania..................     6.5
                   California....................     6.1
                   Tennessee.....................     5.9
                   Alabama.......................     4.6
                   Illinois......................     4.6
                   Louisiana.....................     3.7
                   Arizona.......................     3.5
                   Vermont.......................     3.3
                   Florida.......................     3.0
                   North Dakota..................     3.0
                   Kansas........................     2.8
                   New York......................     2.8
                   Ohio..........................     2.6
                   Iowa..........................     2.4
                   Wisconsin.....................     2.4
                   New Hampshire.................     2.3
                   Puerto Rico...................     2.3
                   South Carolina................     2.1
                   Nevada........................     2.0
                   Missouri......................     1.8
                   Washington....................     1.0
                   Connecticut...................     0.8
                   Nebraska......................     0.8
                   Oklahoma......................     0.8
                   Georgia.......................     0.5
                   New Mexico....................     0.3
                   Oregon........................     0.3
                   Alaska........................     0.2
                   New Jersey....................     0.2
                   North Carolina................     0.2
                   Rhode Island..................     0.2
                   Utah..........................     0.2
                   Verginia......................     0.2
                   Idaho.........................     0.1
                   Money Market Fund.............     0.1
                   Other assets less liabilities.     1.0
                                                    -----
                   Total.........................   100.0%
                                                    -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Asset Group Diversification

         As of June 30, 2008


U.S. Bond Market Index Fund

                                                                     % of
                                                                  Net Assets
                                                                  ----------
    Mortgage-Backed Securities...................................    43.7%
    United States Government Agencies & Obligations..............    31.4
    Money Market Funds (including securities lending collateral).    22.5
    Corporate Bonds..............................................    20.0
    Foreign Government Agencies & Obligations....................     1.8
    Asset-Backed Securities......................................     1.0
    Trust Preferred Bonds........................................     0.2
    Municipal Bond...............................................     0.2
    Liabilities in excess of other assets........................   (20.8)
                                                                    -----
    Total........................................................   100.0%
                                                                    -----

Portfolio composition is subject to change.

         BNY Hamilton Core Bond Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

Principal
 Amount                               Value
----------                          ----------
           Mortgage-Backed
           Securities--35.1%
           Federal Home Loan Mortgage Corp.--24.8%
$      795 Pool #160074
           10.00%, 4/01/09......... $      820
    24,214 Pool #180006
           9.25%, 8/01/11..........     25,643
       555 Gold Pool #E20261
           7.50%, 9/01/11..........        573
   140,456 Gold Pool #E00678
           6.50%, 6/01/14..........    146,217
 1,897,747 Gold Pool #E01386
           5.00%, 6/01/18..........  1,893,319
 2,963,529 Gold Pool #B14178
           4.00%, 5/01/19..........  2,806,462
 2,792,854 Gold Pool #G18044
           4.50%, 3/01/20..........  2,716,400
 2,187,596 Gold Pool #G18114
           5.50%, 5/01/21..........  2,203,684
     3,398 Gold Pool #G00800
           7.00%, 11/01/26.........      3,602
    39,456 Gold Pool #C29166
           7.00%, 7/01/29..........     41,725
   155,588 Gold Pool #C00896
           7.50%, 12/01/29.........    168,371
   100,456 Gold Pool #C01095
           7.00%, 11/01/30.........    106,182
     1,666 Gold Pool #C55047
           7.50%, 7/01/31..........      1,798
    75,082 Gold Pool #C60567
           7.00%, 11/01/31.........     79,287
   828,355 Gold Pool #C01329
           7.00%, 3/01/32..........    874,748
   422,425 Gold Pool #C01345
           7.00%, 4/01/32..........    446,076

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed Securities
           (Continued)
$  389,859 Gold Pool #C01351
           6.50%, 5/01/32.... $  405,202
 2,543,837 Gold Pool #C01385
           6.50%, 8/01/32....  2,643,951
   321,759 Gold Pool #C75331
           6.50%, 8/01/32....    334,422
 1,833,674 Gold Pool #G01443
           6.50%, 8/01/32....  1,905,839
 1,000,096 Gold Pool #C01403
           6.00%, 9/01/32....  1,016,953
   180,610 Gold Pool #C01396
           6.50%, 9/01/32....    187,718
 1,052,964 Gold Pool #C01404
           6.50%, 10/01/32...  1,094,404
     2,092 Gold Pool #C72811
           6.00%, 11/01/32...      2,128
     6,170 Gold Pool #C01435
           6.00%, 12/01/32...      6,274
   497,815 Gold Pool #C75536
           6.00%, 1/01/33....    506,206
   292,722 Gold Pool #C01500
           6.50%, 1/01/33....    304,242
       205 Gold Pool #C75905
           6.50%, 1/01/33....        213
 2,011,397 Gold Pool #C01511
           6.00%, 3/01/33....  2,045,300
   637,345 Gold Pool #C77416
           6.00%, 3/01/33....    648,088
 3,837,083 Gold Pool #G01513
           6.00%, 3/01/33....  3,901,758
   443,103 Gold Pool #C01647
           4.50%, 10/01/33...    413,064

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2008 (Unaudited)

 Principal
  Amount                            Value
-----------                      -----------
            Mortgage-Backed Securities
            (Continued)
$ 1,765,763 Gold Pool #A13973
            5.50%, 10/01/33..... $ 1,749,485
     72,445 Gold Pool #A15024
            6.00%, 10/01/33.....      73,598
  4,245,156 Gold Pool #A15479
            5.50%, 11/01/33.....   4,206,020
  2,556,118 Gold Pool #A17572
            4.50%, 1/01/34......   2,378,837
 11,196,384 Gold Pool #C01847
            5.50%, 6/01/34......  11,072,173
  3,409,300 Gold Pool #A24720
            5.50%, 7/01/34......   3,371,477
  3,107,018 Gold Pool #A25473
            6.00%, 8/01/34......   3,150,649
  5,217,168 Gold Pool #A46630
            5.00%, 8/01/35......   5,016,734
  2,970,619 Gold Pool #A37876
            5.00%, 9/01/35......   2,856,494
  3,266,583 Pool #1K1255
            5.82%, 11/01/36 FRN.   3,322,296
  2,654,684 Pool #782760
            5.95%, 11/01/36 FRN.   2,649,104
      6,377 Gold Pool #A55611
            6.00%, 12/01/36.....       6,451
  2,906,661 Pool #1G1477
            5.81%, 1/01/37 FRN..   2,958,648
  2,725,964 Gold Pool #A56599
            6.00%, 1/01/37......   2,757,429
    841,847 Gold Pool #A61466
            6.00%, 3/01/37......     851,301
  1,221,559 Pool #1G3588
            5.92%, 4/01/37 FRN..   1,240,497

Principal
 Amount                                 Value
----------                           -----------
           Mortgage-Backed Securities
           (Continued)
$2,453,923 Gold Pool #A60379
           5.50%, 5/01/37........... $ 2,419,798
 1,873,328 Gold Pool #G03077
           5.00%, 7/01/37...........   1,796,675
   793,584 Gold Pool #A68027
           6.00%, 7/01/37...........     802,496
    29,631 Gold Pool #A64471
           5.00%, 8/01/37...........      28,418
    68,670 Gold Pool #A68271
           6.00%, 11/01/37..........      69,441
 6,795,047 Gold Pool #A69852
           5.50%, 12/01/37..........   6,700,553
 2,386,089 Gold Pool #A69290
           6.00%, 12/01/37..........   2,412,886
                                     -----------
                                      88,822,129
                                     -----------
           Federal National Mortgage Association--8.0%
    20,020 Pool #190770
           7.00%, 4/01/09...........      20,075
   689,656 Pool #647532
           5.50%, 5/01/17...........     700,640
   650,764 Pool #694970
           5.50%, 4/01/18...........     660,315
   968,135 Pool #555384
           5.50%, 4/01/18...........     982,345
     1,625 Pool #535497
           6.50%, 8/01/30...........       1,690
       477 Pool #549914
           8.50%, 9/01/30...........         524
   476,819 Pool #545994
           7.00%, 10/01/32..........     503,995
 1,391,556 Pool #745134
           5.50%, 10/01/35..........   1,375,874

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                        Value
----------                  -----------
           Mortgage-Backed Securities
           (Continued)
$2,256,146 Pool #838636
           5.50%, 11/01/35. $ 2,230,721
 1,068,633 Pool #745418
           5.50%, 4/01/36..   1,056,590
 4,231,127 Pool #938578
           6.00%, 9/01/36..   4,285,255
   460,353 Pool #899651
           6.50%, 8/01/37..     474,489
 1,113,854 Pool #888967
           6.00%, 12/01/37.   1,132,033
 2,337,481 Pool #925797
           6.50%, 12/01/37.   2,409,255
 1,971,240 Pool #960385
           6.50%, 12/01/37.   2,031,768
 2,321,674 Pool #967186
           6.50%, 12/01/37.   2,392,962
 1,299,391 Pool #966608
           5.50%, 2/01/38..   1,282,311
 3,604,720 Pool #962003
           5.50%, 3/01/38..   3,557,337
   253,837 Pool #975814
           6.50%, 4/01/38..     261,606
 3,294,000 Pool #889668
           6.00%, 6/01/38..   3,324,881
                            -----------
                             28,684,666
                            -----------
           Government National Mortgage
           Association--2.3%
     1,027 Pool #27246
           9.00%, 12/15/08.       1,038
       506 Pool #34366
           9.50%, 9/15/09..         521
     1,581 Pool #33765
           9.50%, 10/15/09.       1,628

Principal
 Amount                      Value
---------                   --------
          Mortgage-Backed Securities
          (Continued)
$  1,830  Pool #34704
          9.50%, 10/15/09.. $  1,885
  47,469  Pool #171774
          9.00%, 9/15/16...   51,699
   2,206  Pool #290313
          9.50%, 5/15/20...    2,456
   1,703  Pool #336019
          7.50%, 9/15/22...    1,832
  66,499  Pool #319650
          7.00%, 11/15/22..   70,947
  40,556  Pool #349306
          8.00%, 2/15/23...   44,334
  27,400  Pool #376445
          6.50%, 4/15/24...   28,484
  82,192  Pool #362262
          7.50%, 4/15/24...   88,488
  17,847  Pool #384069
          7.50%, 4/15/24...   19,214
   7,172  Pool #780689
          6.50%, 12/15/27..    7,456
 398,243  Pool #464686
          6.50%, 7/15/28...  413,997
  15,637  Pool #511772
          8.00%, 11/15/30..   17,132
  22,711  Pool #485393
          7.00%, 4/15/31...   24,176
  64,573  Pool #550475
          7.00%, 5/15/31...   68,739
 671,001  Pool #781336
          6.00%, 10/15/31..  684,473
 249,874  Pool #605619
          6.00%, 7/15/34...  254,422

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                    Value
----------                              ------------
           Mortgage-Backed Securities
           (Continued)
$2,715,226 Pool #781830
           5.00%, 11/15/34............. $  2,641,207
 3,689,198 Pool #685839
           5.00%, 4/15/38..............    3,580,720
   144,317 Pool #686038
           6.50%, 4/15/38..............      149,260
                                        ------------
                                           8,154,108
                                        ------------
           Total Mortgage-Backed
           Securities
           (Cost $126,365,248).........  125,660,903
                                        ------------
           United States Government
           Agencies & Obligations--32.1%
           Federal Farm Credit Bank--0.9%
 3,170,000 3.88%, 8/25/11..............    3,188,177
                                        ------------
           Federal Home Loan Bank--1.0%
 3,715,000 5.33%, 3/06/12..............    3,772,869
                                        ------------
           Federal Home Loan Mortgage Corp.--1.3%
 1,700,000 5.40%, 2/02/12(a)...........    1,721,304
 3,000,000 5.90%, 6/15/22..............    3,067,704
                                        ------------
                                           4,789,008
                                        ------------
           Federal National Mortgage Association--3.2%
   492,000 6.13%, 3/15/12(a)...........      528,887
 5,050,000 5.25%, 3/05/14..............    5,165,120
 2,674,000 4.88%, 12/15/16(a)..........    2,705,874
 3,000,000 5.38%, 4/11/22..............    3,001,134
                                        ------------
                                          11,401,015
                                        ------------
           United States Treasury Bonds--2.2%
 3,014,000 7.13%, 2/15/23..............    3,858,860
 3,662,860 2.38%, 1/15/27..............    3,839,992

 Principal
  Amount                                  Value
-----------                            ------------
            United States Government
            Agencies & Obligations
            (Continued)
$     3,000 4.50%, 2/15/36............ $      2,979
                                       ------------
                                          7,701,831
                                       ------------
            United States Treasury Notes--23.5%
  1,610,000 4.13%, 8/15/10(a).........    1,658,802
  4,060,000 4.63%, 8/31/11(a).........    4,256,658
 16,235,000 4.63%, 2/29/12(a).........   17,077,190
 13,085,000 4.00%, 11/15/12(a)........   13,524,577
  6,945,000 4.25%, 8/15/13(a).........    7,245,587
  7,895,000 4.25%, 11/15/13(a)........    8,239,175
  6,685,000 5.13%, 5/15/16(a).........    7,288,736
  5,166,000 4.63%, 11/15/16(a)........    5,448,921
  3,657,612 2.38%, 1/15/17............    3,959,080
 12,360,000 4.25%, 11/15/17(a)........   12,625,542
  3,000,000 3.88%, 5/15/18(a).........    2,974,923
                                       ------------
                                         84,299,191
                                       ------------
            Total United States
            Government Agencies &
            Obligations
            (Cost $115,375,566).......  115,152,091
                                       ------------
            Corporate Bonds--19.7%
            Aerospace/Defense--0.5%
  1,885,000 United Technologies Corp.
            6.13%, 7/15/38............    1,893,511
                                       ------------
            Auto Parts & Equipment--0.7%
    805,000 Johnson Controls, Inc.
            5.25%, 1/15/11............      814,078
  1,760,000 Johnson Controls, Inc.
            5.50%, 1/15/16............    1,688,472
                                       ------------
                                          2,502,550
                                       ------------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
           Banks--1.4%
$3,700,000 Bank of America Corp.
           5.49%, 3/15/19............... $3,354,568
 1,800,000 HSBC Holdings, PLC
           (Britain)
           6.50%, 9/15/37...............  1,640,851
                                         ----------
                                          4,995,419
                                         ----------
           Beverages--1.1%
 1,960,000 Diageo Finance BV
           (Netherlands)
           5.50%, 4/01/13...............  1,986,519
 2,005,000 PepsiCo, Inc.
           5.00%, 6/01/18...............  1,956,200
                                         ----------
                                          3,942,719
                                         ----------
           Chemicals--0.3%
 1,248,000 EI Du Pont de
           Nemours & Co.
           5.25%, 12/15/16..............  1,253,881
                                         ----------
           Computers--0.4%
 1,272,000 IBM Corp.
           7.00%, 10/30/25..............  1,364,922
                                         ----------
           Diversified Financial Services--5.6%
   875,000 Agua Caliente Band of
           Cahuilla Indians*
           6.35%, 10/01/15..............    836,894
 1,223,000 American General Finance
           Corp., Series H
           5.38%, 10/01/12..............  1,138,589
 1,090,000 Bear Stearns Cos., Inc (The)
           4.50%, 10/28/10..............  1,076,366

Principal
 Amount                                       Value
----------                                 -----------
           Corporate Bonds (Continued)
$1,745,000 BlackRock, Inc.
           6.25%, 9/15/17................. $ 1,754,878
   838,000 CIT Group, Inc.
           5.40%, 2/13/12.................     665,224
 1,653,000 Citigroup, Inc.
           5.10%, 9/29/11.................   1,633,771
   846,000 Citigroup, Inc.
           6.00%, 10/31/33................     710,414
 3,311,000 General Electric Capital Corp.
           6.00%, 6/15/12.................   3,421,542
 1,152,000 Goldman Sachs Capital I
           6.35%, 2/15/34.................     976,585
 1,381,000 Goldman Sachs Group, Inc.
           (The)
           5.63%, 1/15/17.................   1,279,575
 1,895,000 John Deere Capital Corp.
           7.00%, 3/15/12.................   2,038,141
 1,046,000 JPMorgan Chase & Co.
           5.38%, 10/01/12................   1,049,148
 1,130,000 Merrill Lynch & Co., Inc.
           5.14%, 3/02/09 FRN.............   1,115,626
 2,183,000 Morgan Stanley
           6.60%, 4/01/12.................   2,219,500
                                           -----------
                                            19,916,253
                                           -----------
           Electric--0.6%
 2,053,000 Carolina Power & Light Co.
           5.13%, 9/15/13.................   2,065,776
                                           -----------
           Insurance--0.6%
 1,492,000 American International
           Group, Inc.
           5.60%, 10/18/16................   1,385,835

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$  690,000 Prudential Financial, Inc.
           5.50%, 3/15/16.............. $  673,299
                                        ----------
                                         2,059,134
                                        ----------
           Lodging--0.9%
 3,221,000 Seminole Indian Tribe of
           Florida*
           5.80%, 10/01/13.............  3,212,013
                                        ----------
           Media--2.3%
 1,690,000 British Sky Broadcasting
           Group PLC (Britain)
           6.88%, 2/23/09..............  1,715,620
 2,575,000 Comcast Corp.
           5.90%, 3/15/16..............  2,516,001
   904,000 News America Holdings, Inc.
           9.25%, 2/01/13..............  1,035,774
 1,050,000 Time Warner Cable, Inc.
           7.30%, 7/01/38..............  1,043,544
 1,905,000 Time Warner, Inc.
           5.50%, 11/15/11.............  1,876,995
                                        ----------
                                         8,187,934
                                        ----------
           Mining--0.2%
   753,000 Alcoa, Inc.
           5.55%, 2/01/17..............    705,071
                                        ----------
           Oil & Gas--0.5%
 1,750,000 Devon Financing Corp. ULC
           6.88%, 9/30/11..............  1,857,378
                                        ----------
           Real Estate Investment Trusts--0.6%
 1,990,000 Simon Property Group LP
           5.75%, 5/01/12..............  1,989,952
                                        ----------

Principal
 Amount                                 Value
----------                           -----------
           Corporate Bonds (Continued)
           Retail--0.3%
$1,386,000 Wal-Mart Stores, Inc.
           5.25%, 9/01/35........... $ 1,204,176
                                     -----------
           Software--1.2%
 1,770,000 Intuit, Inc.
           5.40%, 3/15/12...........   1,753,743
 2,725,000 Oracle Corp.
           5.75%, 4/15/18...........   2,722,670
                                     -----------
                                       4,476,413
                                     -----------
           Telecommunications--2.1%
 1,650,000 AT&T, Inc.
           6.80%, 5/15/36...........   1,653,308
 1,350,000 Cisco Systems, Inc.
           5.50%, 2/22/16...........   1,362,024
 1,401,000 Global Crossing Ltd.
           8.70%, 11/15/08(b).......          --
 2,810,000 Verizon Communications,
           Inc.
           5.50%, 2/15/18...........   2,673,187
 1,963,000 Vodafone Group PLC
           (Britain)
           5.63%, 2/27/17(a)........   1,890,919
 1,406,000 Williams Communication
           Group, Inc.
           10.88%, 10/01/09(b)......          --
                                     -----------
                                       7,579,438
                                     -----------
           Transportation--0.4%
 1,326,000 Union Pacific Corp.
           4.88%, 1/15/15...........   1,257,321
                                     -----------
           Total Corporate Bonds
           (Cost $75,169,887).......  70,463,861
                                     -----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                     Value
----------                               -----------
           Asset-Backed
           Securities--4.9%
           Automobile Asset-Backed Securities--4.0%
$  785,601 Capital Auto Receivables
           Asset Trust,
           Series 2006-1, Class A3
           5.03%, 10/15/09.............. $   788,363
 1,495,000 Daimler Chrysler Auto Trust,
           Series 2006-C, Class A4
           4.98%, 11/08/11..............   1,515,972
   755,000 Ford Credit Auto Owner
           Trust,
           Series 2007-A, Class A4A
           5.47%, 6/15/12...............     765,425
   764,804 Harley-Davidson Motorcycle
           Trust,
           Series 2005-3, Class A2
           4.41%, 6/15/12...............     770,574
 1,495,000 Harley-Davidson Motorcycle
           Trust,
           Series 2007-1, Class A4
           5.21%, 6/17/13...............   1,522,811
 1,755,000 Honda Auto Receivables
           Owner Trust,
           Series 2006-3, Class A4
           5.11%, 4/15/12...............   1,781,936
 1,765,000 Household Automotive Trust,
           Series 2007-1, Class A4
           5.33%, 11/17/13..............   1,739,163
 2,630,000 Nissan Auto Lease Trust,
           Series 2006-A, Class A4
           5.10%, 7/16/12...............   2,672,579
 2,809,000 USAA Auto Owner Trust,
           Series 2006-4, Class A4
           4.98%, 10/15/12..............   2,850,778
                                         -----------
                                          14,407,601
                                         -----------

Principal
 Amount                                   Value
----------                             -----------
           Asset-Backed Securities
           (Continued)
           Other Asset-Backed Securities--0.9%
$2,500,000 CIT Equipment Collateral,
           Series 2006-VT2, Class A4
           5.05%, 4/20/14............. $ 2,514,277
   642,406 CNH Equipment Trust,
           Series 2005-A, Class A4B
           4.29%, 6/15/12.............     643,633
                                       -----------
                                         3,157,910
                                       -----------
           Total Asset-Backed
           Securities
           (Cost $17,568,725).........  17,565,511
                                       -----------
           Commercial Mortgage-Backed
           Securities--3.3%
 2,779,000 Banc of America Commercial
           Mortgage, Inc.,
           Series 2004-4, Class A3
           4.13%, 7/10/42.............   2,763,311
 1,535,000 Banc of America Commercial
           Mortgage, Inc.,
           Series 2006-6, Class A2
           5.31%, 10/10/45............   1,514,544
 1,155,619 Bear Stearns Commercial
           Mortgage Securities,
           Series 2005-T20, Class A1
           4.94%, 10/12/42............   1,156,750
 1,483,341 Citigroup/Deutsche Bank
           Commercial Mortgage Trust,
           Series 2005-CD1, Class A1
           5.05%, 7/15/44.............   1,487,096
 1,169,853 FHLMC Multi-family
           Structured Pass-Through
           Certificates,
           Series K001, Class A3
           5.47%, 1/25/12.............   1,182,568

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                  Value
----------                            -----------
           Commercial Mortgage-Backed
           Securities (Continued)
$1,273,205 GE Capital Commercial
           Mortgage Corp.,
           Series 2003-C1, Class A2
           4.09%, 1/10/38............ $ 1,263,382
 2,541,000 LB-UBS Commercial
           Mortgage Trust,
           Series 2005-C7, Class A2
           5.10%, 11/15/30...........   2,534,681
                                      -----------
           Total Commercial
           Mortgage-Backed
           Securities
           (Cost $11,982,121)........  11,902,332
                                      -----------
           Collateralized Mortgage
           Obligations--2.2%
           Federal Home Loan Mortgage Corp.--1.0%
    57,987 Series 1678, Class CA
           6.00%, 2/15/09............      57,928
   949,679 Series 2985, Class JP
           4.50%, 10/15/15...........     952,805
 1,637,386 Series R002, Class AH
           4.75%, 7/15/15............   1,638,879
   732,635 Series R004, Class AL
           5.13%, 12/15/13...........     740,030
                                      -----------
                                        3,389,642
                                      -----------
           Whole Loan Collateral CMOs--1.2%
 2,102,896 GMAC Mortgage Corp. Loan
           Trust,
           Series 2004-J2, Class A2
           2.89%, 6/25/34 FRN........   1,969,638

Principal
 Amount                                   Value
----------                              ----------
           Collateralized Mortgage
           Obligations (Continued)
$2,257,164 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2005-23, Class 1A1
           5.45%, 1/25/36.............. $2,083,444
   323,893 WaMu Mortgage Pass-
           Through Certificates,
           Series 2003-AR9, Class 1A4
           3.70%, 9/25/33..............    323,628
                                        ----------
                                         4,376,710
                                        ----------
           Total Collateralized
           Mortgage Obligations
           (Cost $8,037,813)...........  7,766,352
                                        ----------
           Foreign Government Agencies
           & Obligations--0.4%
 1,270,000 Mexico Government
           International Bond (Mexico)
           5.63%, 1/15/17(a)
           (Cost $1,262,113)...........  1,283,335
                                        ----------
           Trust Preferred Bond--0.2%
           Diversified Financial Services--0.2%
   806,000 JPMorgan Chase Capital
           XXII, Series V,
           6.45%, 2/02/37
           (Cost $802,765).............    690,850
                                        ----------
Number of
 Shares
----------
           Common Stocks--0.0%(C)
           Internet--0.0%(c)
       214 Abovenet, Inc...............     13,054
                                        ----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                       Value
---------                                   ----------
          Common Stocks (Continued)
          Telecommunications--0.0%(c)
      635 XO Holdings, Inc................. $      260
                                            ----------
          Total Common Stocks
          (Cost $0)........................     13,314
                                            ----------
          Warrants--0.0%(C)
          Telecommunications--0.0%(c)
      729 Abovenet, Inc.,**
          expiring 09/08/08................         --
      858 Abovenet, Inc.,**
          expiring 09/08/10................         --
    1,270 XO Holdings, Inc.
          A-CW10,**
          expiring 1/16/10.................         37
      953 XO Holdings, Inc.
          B-CW10,**
          expiring 1/16/10(b)..............         10
      953 XO Holdings, Inc.
          C-CW10,**
          expiring 1/16/10.................         29
                                            ----------
          Total Warrants
          (Cost $0)........................         76
                                            ----------
          Money Market Fund--1.0%
3,705,866 BNY Hamilton Money Fund
          (Institutional Shares), 2.51%(d)
          (Cost $3,705,866)................  3,705,866
                                            ----------

Number of
 Shares                                        Value
----------                                 ------------
           Investment of Cash
           Collateral for Securities
           Loaned--23.6%
           Money Market Fund--23.6%
84,480,618 BNY Institutional Cash
           Reserve Fund, 2.62%(e)
           (Cost $84,480,618)(f).......... $ 84,480,618
                                           ------------
           Total Investments
           (Cost $444,750,722)(g)--
           122.5%.........................  438,685,109
           Liabilities in excess of other
           assets--(22.5%)................  (80,466,538)
                                           ------------
           Net Assets--100.0%............. $358,218,571
                                           ------------

FRNFloating Rate Note. Coupon shown was in effect at June 30, 2008. Date represents ultimate maturity date.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.
** Non-income producing security.
(a)Security, or a portion thereof, was on loan at June 30, 2008.
(b)Issue is currently in default.
(c)Less than one tenth of a percent.
(d)Represents annualized 7 day yield at June 30, 2008.
(e)Interest Rate shown reflects the yield as of June 30, 2008.
(f)At June 30, 2008, the total market value of the Fund's securities on loan was $82,802,874 and the total value of the collateral held by the Fund was $84,480,618.
(g)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008, net unrealized depreciation was $6,065,613 based on cost for Federal income tax purposes. This consists of aggregate gross unrealized appreciation of $1,622,908 and aggregate gross unrealized depreciation of $7,688,521.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

Principal
 Amount                                 Value
---------                             ----------
          Commercial Paper--27.4%
          Asset-Backed Securities--13.8%
$600,000  Barton Capital LLC
          1.20%, 7/07/04............. $  599,652
 500,000  DaimlerChrysler Revolving
          Auto Conduit LLC
          2.90%, 7/09/08.............    499,625
 500,000  FCAR Owner Trust
          3.27%, 7/02/04.............    499,915
 600,000  Mont Blanc Capital Corp.
          2.71%, 8/12/08.............    597,924
 600,000  Scaldis Capital LLC
          2.70%, 8/15/08.............    597,774
                                      ----------
                                       2,794,890
                                      ----------
          Banks--8.9%
 600,000  Barclays US Funding Corp.
          2.65%, 8/19/08.............    597,828
 600,000  Caylon NA, Inc.
          2.44%, 7/14/08.............    599,412
 600,000  Lloyds TSB Bank PLC
          2.35%, 7/09/08.............    599,622
                                      ----------
                                       1,796,862
                                      ----------
          Diversified Financial Services--4.7%
 350,000  JPMorgan Chase & Co.
          2.55%, 9/02/08.............    348,338
 600,000  Rabobank USA Finance Corp.
          2.52%, 8/14/08.............    598,056
                                      ----------
                                         946,394
                                      ----------
          Total Commercial Paper
          (Cost $5,536,980)..........  5,538,146
                                      ----------

Principal
 Amount                                   Value
----------                              ----------
           Collateralized Mortgage
           Obligations--26.7%
           Federal National Mortgage
           Association--3.2%
$  677,466 Series 2006-129, Class FA
           2.68%, 1/25/37 FRN.......... $  656,350
                                        ----------
           Government National Mortgage
           Association--17.6%
   349,741 Series 2004-9, Class A
           3.36%, 8/16/22..............    346,696
 1,447,761 Series 2006-58, Class FL
           2.67%, 10/16/36 FRN.........  1,412,868
 1,879,799 Series 2007-20, Class FA
           2.78%, 4/20/37 FRN..........  1,805,798
                                        ----------
                                         3,565,362
                                        ----------
           Whole Loan Collateral CMOs--5.9%
   379,335 Indymac Index Mortgage Loan
           Trust,
           Series 2006-AR35, Class 2A2
           2.58%, 1/25/37 FRN..........    357,271
   902,866 Structured Adjustable Rate
           Mortgage Loan Trust,
           Series 2005-23, Class 1A1
           5.45%, 1/25/36..............    834,258
                                        ----------
                                         1,191,529
                                        ----------
           Total Collateralized
           Mortgage Obligations
           (Cost $5,630,751)...........  5,413,241
                                        ----------
           Corporate Bonds--14.7%
           Banks--4.1%
   180,000 Deutsche Bank AG (Germany)
           5.00%, 10/12/10.............    182,834
   300,000 Old Wachovia Corp.
           6.15%, 3/15/09..............    300,945

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                        Value
---------                                    ----------
          Corporate Bonds (Continued)
$355,000  US Bancorp
          3.17%, 5/06/10 FRN................ $  354,599
                                             ----------
                                                838,378
                                             ----------
          Computers--2.0%
 400,000  Hewlett-Packard Co.
          2.84%, 6/15/10 FRN................    398,176
                                             ----------
          Diversified Financial Services--1.2%
 250,000  Toyota Motor Credit Corp.
          2.83%, 6/16/10 FRN................    249,916
                                             ----------
          Electric--1.7%
 350,000  Public Service Electric & Gas Co.
          3.66%, 3/12/10 FRN................    346,500
                                             ----------
          Media--1.8%
 375,000  Dex Media West LLC/Dex
          Media Finance Co., Series B
          8.50%, 8/15/10(a).................    372,188
                                             ----------
          Oil & Gas--1.4%
 275,000  ConocoPhillips Australia
          Funding Co.
          2.81%, 4/09/09 FRN................    275,193
                                             ----------
          Pharmaceuticals--0.8%
 150,000  Abbott Laboratories
          5.60%, 5/15/11....................    156,963
                                             ----------
          Telecommunications--1.7%
 350,000  Qwest Capital Funding, Inc.
          6.38%, 7/15/08....................    350,000
                                             ----------
          Total Corporate Bonds
          (Cost $3,004,706).................  2,987,314
                                             ----------

Principal
 Amount                                       Value
----------                                  ----------
           Asset-Backed
           Securities--12.0%
           Automobile Asset-Backed Securities--2.9%
$  207,903 Capital Auto Receivables
           Asset Trust,
           Series 2007-3, Class A2A
           5.11%, 11/16/09................. $  209,044
   240,624 USAA Auto Owner Trust,
           Series 2006-3, Class A3
           5.36%, 2/15/11..................    243,100
   139,304 WFS Financial Owner Trust,
           Series 2005-2, Class A4
           4.39%, 11/19/12.................    139,870
                                            ----------
                                               592,014
                                            ----------
           Credit Card Asset-Backed Securities--5.2%
   350,000 Chase Credit Card Master Trust,
           Series 2003-6, Class A
           2.58%, 2/15/11 FRN..............    349,824
   700,000 MBNA Credit Card Master
           Note Trust,
           Series 2005-A5, Class A5
           2.47%, 12/15/10 FRN.............    699,940
                                            ----------
                                             1,049,764
                                            ----------
           Home Equity Asset-Backed Securities--2.5%
 1,000,000 Securitized Asset-Backed
           Receivables LLC Trust,
           Series 2006-WM4, Class A2C
           2.64%, 11/25/36 FRN.............    516,885
                                            ----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                           Value
---------                                       ----------
          Asset-Backed Securities
          (Continued)
          Other Asset-Backed Securities--1.4%
$290,476  Residential Asset Mortgage Products,
          Inc.,
          Series 2005-EFC6, Class 1A2
          2.71%, 11/25/35 FRN.................. $  276,028
                                                ----------
          Total Asset-Backed
          Securities
          (Cost $2,922,145)....................  2,434,691
                                                ----------
          United States Government
          Agencies--2.2%
          Federal National Mortgage
          Association--2.2%
 450,000  Series 2006-15, Class FW
          3.38%, 5/19/11
          (Cost $444,462)......................    448,085
                                                ----------
          Commercial Mortgage-Backed
          Securities--1.5%
 304,402  CS First Boston Mortgage
          Securities Corp.,
          Series 1998-C2, Class A2
          6.30%, 11/15/30
          (Cost $306,012)......................    305,526
                                                ----------

 Number
of Shares                                      Value
---------                                   -----------
          Money Market Fund--15.0%
3,046,089 BNY Hamilton Money Fund
          (Institutional Shares), 2.51%(b)
          (Cost $3,046,089)................ $ 3,046,089
                                            -----------
          Investment OF Cash
          Collateral FOR Securities
          Loaned--2.0%
          Money Market Fund--2.0%
  394,138 BNY Institutional Cash
          Reserve Fund 2.62%(c)
          (Cost $394,138)(d)...............     394,138
                                            -----------
          Total Investments
          (Cost $21,285,283)(e)--
          101.5%...........................  20,567,230
          Liabilities in excess of other
          assets--(1.5%)...................    (294,999)
                                            -----------
          Net Assets--100.0%............... $20,272,231
                                            -----------

FRNFloating Rate Note. Coupon shown is in effect at June 30, 2008.
(a)Security or portion thereof, was on loan at June 30, 2008.
(b)Represents annualized 7 day yield at June 30, 2008.
(c)Interest rate shown reflects the yield as of June 30, 2008.
(d)At June 30, 2008, the total market value of the Fund's securities on loan was $382,354 and the total value of the collateral held by the Fund was $394,138.
(e)The cost stated also approximates the aggregated cost for Federal income tax purposes. At June 30, 2008, net unrealized depreciation was $718,053 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $13,566 and aggregate gross unrealized depreciation of $731,619.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds--92.4%
           Advertising--1.5%
$  110,000 Lamar Media Corp.
           7.25%, 1/01/13............. $  106,288
 2,050,000 Lamar Media Corp.
           6.63%, 8/15/15.............  1,875,750
   250,000 R.H. Donnelley Corp.
           6.88%, 1/15/13.............    150,000
   395,000 R.H. Donnelley Corp.,
           Series A-2
           6.88%, 1/15/13.............    237,000
   125,000 R.H. Donnelley Corp.*
           8.88%, 10/15/17............     75,000
                                       ----------
                                        2,444,038
                                       ----------
           Aerospace & Defense--0.9%
   965,000 L-3 Communications Corp.
           7.63%, 6/15/12.............    977,063
   475,000 L-3 Communications Corp.
           6.13%, 7/15/13.............    451,250
                                       ----------
                                        1,428,313
                                       ----------
           Apparel--0.5%
   850,000 Levi Strauss & Co.
           9.75%, 1/15/15.............    858,500
                                       ----------
           Auto Manufacturers--0.7%
   790,000 General Motors Corp.
           7.20%, 1/15/11(a)..........    610,275
   889,000 General Motors Corp.
           8.38%, 7/15/33(a)..........    531,178
                                       ----------
                                        1,141,453
                                       ----------
           Auto Parts & Equipment--0.7%
   827,000 Goodyear Tire & Rubber Co.
           (The)
           8.63%, 12/01/11............    839,405

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$    9,000 Goodyear Tire & Rubber Co.
           (The)
           9.00%, 7/01/15(a)............ $    9,023
   345,000 Tenneco, Inc.*
           8.13%, 11/15/15..............    313,950
                                         ----------
                                          1,162,378
                                         ----------
           Biotechnology--0.5%
   810,000 FMC Finance III SA
           (Luxembourg)
           6.88%, 7/15/17...............    799,875
                                         ----------
           Chemicals--2.5%
   105,000 Arco Chemical Co.
           10.25%, 11/01/10.............    106,575
   652,000 Huntsman LLC
           11.63%, 10/15/10.............    674,820
 1,485,000 Ineos Group Holdings PLC
           (Great Britain)*
           8.50%, 2/15/16(a)............    983,813
   475,000 Mosaic Co. (The)*
           7.38%, 12/01/14..............    498,750
   150,000 Mosaic Co. (The)*
           7.88%, 12/01/16..............    160,500
   825,000 Nalco Co.
           7.75%, 11/15/11..............    829,125
   825,000 Reichhold Industries, Inc.*
           9.00%, 8/15/14...............    829,125
                                         ----------
                                          4,082,708
                                         ----------
           Commercial Services--4.5%
   395,000 ARAMARK Corp.
           8.50%, 2/01/15...............    389,075
 1,515,000 Corrections Corp. of America
           7.50%, 5/01/11...............  1,530,149

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$1,335,000 Education Management LLC
           10.25%, 6/01/16(a).......... $1,234,875
    70,000 Hertz Corp. (The)
           8.88%, 1/01/14..............     64,400
   941,000 Hertz Corp. (The)
           10.50%, 1/01/16(a)..........    861,015
   875,000 iPayment, Inc.
           9.75%, 5/15/14..............    743,750
   555,000 Service Corp. International
           6.75%, 4/01/15..............    531,413
   915,000 United Rentals NA, Inc.
           6.50%, 2/15/12..............    828,075
 1,321,000 United Rentals NA, Inc.
           7.75%, 11/15/13(a)..........  1,056,800
                                        ----------
                                         7,239,552
                                        ----------
           Computers--1.8%
 2,920,000 Ceridian Corp.*
           11.25%, 11/15/15............  2,657,200
   230,000 Sungard Data Systems, Inc.
           10.25%, 8/15/15.............    232,300
                                        ----------
                                         2,889,500
                                        ----------
           Diversified Financial Services--5.1%
 2,975,000 Ford Motor Credit Co. LLC
           7.38%, 10/28/09.............  2,710,373
   470,000 Ford Motor Credit Co. LLC
           7.00%, 10/01/13.............    346,463
   150,000 GMAC LLC
           5.63%, 5/15/09..............    138,913
   680,000 GMAC LLC
           6.88%, 9/15/11..............    488,949
   850,000 GMAC LLC
           6.63%, 5/15/12..............    583,566

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds (Continued)
$  585,000 GMAC LLC
           6.75%, 12/01/14......... $  386,810
   595,000 GMAC LLC
           8.00%, 11/01/31(a)......    387,860
   410,000 Hawker Beechcraft
           Acquisition Co. LLC
           8.50%, 4/01/15..........    415,125
   315,000 Hawker Beechcraft
           Acquisition Co. LLC
           8.88%, 4/01/15..........    318,150
   235,000 Hexion US Finance Corp.
           7.18%, 11/15/14 FRN.....    196,225
 1,475,000 Hexion US Finance Corp.
           9.75%, 11/15/14.........  1,342,249
 1,000,000 NSG Holdings LLC*
           7.75%, 12/15/25.........    990,000
                                    ----------
                                     8,304,683
                                    ----------
           Electric--13.0%
 2,660,000 AES Corp. (The)
           8.00%, 10/15/17.........  2,620,100
   597,000 AES Corp. (The)*
           8.75%, 5/15/13..........    622,373
   525,000 Aquila, Inc.
           9.95%, 2/01/11..........    542,177
 1,250,000 Aquila, Inc.
           14.88%, 7/01/12.........  1,459,375
   320,000 Edison Mission Energy
           7.50%, 6/15/13..........    319,200
   810,000 Edison Mission Energy
           7.00%, 5/15/17..........    761,400
 4,245,000 Energy Future Holdings
           Corp.*
           10.88%, 11/01/17........  4,308,674

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$  318,948 FPL Energy National Wind*
           6.13%, 3/25/19............. $   315,969
   123,400 FPL Energy Wind Funding
           LLC*
           6.88%, 6/27/17.............     124,017
   950,000 Intergen NV (Netherlands)*
           9.00%, 6/30/17.............     988,000
   350,000 Ipalco Enterprises, Inc.*
           7.25%, 4/01/16.............     346,500
   105,217 Midwest Generation LLC,
           Series A
           8.30%, 7/02/09.............     106,007
 1,152,024 Midwest Generation LLC,
           Series B
           8.56%, 1/02/16.............   1,189,465
   715,622 Mirant Mid-Atlantic LLC,
           Series B
           9.13%, 6/30/17.............     787,184
 2,005,000 Mirant North America LLC
           7.38%, 12/31/13............   1,997,481
 1,805,000 NRG Energy, Inc.
           7.38%, 1/15/17.............   1,710,238
   300,000 Reliant Energy, Inc.
           7.63%, 6/15/14.............     294,000
 1,250,000 Reliant Energy, Inc.
           6.75%, 12/15/14............   1,281,250
 1,290,000 Sierra Pacific Resources
           8.63%, 3/15/14.............   1,358,776
                                       -----------
                                        21,132,186
                                       -----------
           Electrical Components & Equipment--0.6%
   250,000 Belden, Inc.
           7.00%, 3/15/17.............     241,250

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  705,000 General Cable Corp.
           5.17%, 4/01/15 FRN........... $  629,212
   125,000 General Cable Corp.
           7.13%, 4/01/17...............    119,688
                                         ----------
                                            990,150
                                         ----------
           Entertainment--0.6%
   785,000 Isle of Capri Casinos, Inc.
           7.00%, 3/01/14(a)............    557,350
   370,000 Pinnacle Entertainment, Inc.
           8.75%, 10/01/13..............    371,850
                                         ----------
                                            929,200
                                         ----------
           Environmental Control--0.9%
 1,290,000 Allied Waste North America,
           Inc.
           6.88%, 6/01/17...............  1,267,425
   200,000 WCA Waste Corp.
           9.25%, 6/15/14...............    201,500
                                         ----------
                                          1,468,925
                                         ----------
           Food--1.8%
 1,105,000 Del Monte Corp.
           8.63%, 12/15/12..............  1,127,100
   675,000 Smithfield Foods, Inc.,
           Series B
           8.00%, 10/15/09..............    675,000
   150,000 Smithfield Foods, Inc.,
           Series B
           7.75%, 5/15/13...............    133,125
   400,000 Stater Brothers Holdings
           8.13%, 6/15/12...............    404,000
   505,000 Stater Brothers Holdings
           7.75%, 4/15/15...............    503,738
                                         ----------
                                          2,842,963
                                         ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
           Forest Products & Paper--2.1%
$  190,000 NewPage Corp.
           10.00%, 5/01/12............... $  193,325
 1,065,000 NewPage Corp.
           12.00%, 5/01/13(a)............  1,080,975
   755,000 Verso Paper Holdings LLC,
           Series B
           6.62%, 8/01/14 FRN............    698,375
 1,450,000 Verso Paper Holdings LLC,
           Series B
           11.38%, 8/01/16(a)............  1,381,125
                                          ----------
                                           3,353,800
                                          ----------
           Gaming--1.7%
    55,000 Boyd Gaming Corp.
           7.75%, 12/15/12(a)............     47,713
   230,000 Caesars Entertainment, Inc.
           7.88%, 3/15/10(a).............    210,450
   135,000 Mandalay Resort Group
           9.50%, 8/01/08................    135,675
   435,000 MGM Mirage, Inc.
           8.50%, 9/15/10................    431,737
   465,000 MGM Mirage, Inc.
           7.63%, 1/15/17................    384,788
   372,000 Pokagon Gaming Authority*
           10.38%, 6/15/14...............    400,830
   195,000 Seneca Gaming Corp.,
           Series B
           7.25%, 5/01/12................    183,788
   815,000 Shingle Springs Tribal
           Gaming Authority*
           9.38%, 6/15/15................    666,262
   310,000 Snoqualmie Entertainment
           Authority*
           6.94%, 2/01/14 FRN............    229,400

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  160,000 Snoqualmie Entertainment
           Authority*
           9.13%, 2/01/15............... $  119,200
                                         ----------
                                          2,809,843
                                         ----------
           Healthcare-Products--3.3%
 1,580,000 Bausch & Lomb, Inc.*
           9.88%, 11/01/15(a)...........  1,591,850
 2,262,000 Biomet, Inc.
           11.63%, 10/15/17.............  2,409,030
   350,000 Hanger Orthopedic Group,
           Inc.
           10.25%, 6/01/14..............    361,375
   185,000 Universal Hospital Services,
           Inc.
           6.30%, 6/01/15 FRN...........    173,900
   835,000 Universal Hospital Services,
           Inc.
           8.50%, 6/01/15...............    839,175
                                         ----------
                                          5,375,330
                                         ----------
           Healthcare-Services--6.5%
   905,000 Community Health Systems,
           Inc.
           8.88%, 7/15/15...............    915,181
 1,245,000 DaVita, Inc.
           6.63%, 3/15/13...............  1,201,425
 1,605,000 HCA, Inc.
           9.13%, 11/15/14..............  1,645,125
 3,935,000 HCA, Inc.
           9.25%, 11/15/16..............  4,062,887
 1,075,000 Health Management
           Associates, Inc.
           6.13%, 4/15/16...............    946,000

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
$  710,000 Omega Healthcare Investors,
           Inc.
           7.00%, 4/01/14.............. $   679,825
   765,000 Omega Healthcare Investors,
           Inc.
           7.00%, 1/15/16..............     722,925
   336,000 Psychiatric Solutions, Inc.
           7.75%, 7/15/15..............     334,320
                                        -----------
                                         10,507,688
                                        -----------
           Holding Companies-Diversified--1.2%
   540,000 Leucadia National Corp.
           7.00%, 8/15/13..............     526,500
   935,000 Leucadia National Corp.
           7.13%, 3/15/17..............     897,600
   627,000 Smurfit Kappa Funding PLC
           (Ireland)
           7.75%, 4/01/15(a)...........     573,705
                                        -----------
                                          1,997,805
                                        -----------
           Iron/Steel--0.6%
   950,000 Steel Dynamics, Inc.*
           7.75%, 4/15/16..............     950,000
                                        -----------
           Machinery-Construction & Mining--0.3%
   405,000 Terex Corp.
           7.38%, 1/15/14..............     400,950
                                        -----------
           Media--9.9%
 1,308,000 Cablevision Systems Corp.,
           Series B
           8.00%, 4/15/12(a)...........   1,242,600
   975,000 CCH I LLC/CCH I Capital
           Corp.
           11.00%, 10/01/15(a).........     727,594

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$1,360,000 CCH II LLC/CCH II Capital
           Corp.
           10.25%, 9/15/10........... $1,322,600
   205,000 Charter Communications
           Operating LLC*
           8.00%, 4/30/12............    194,750
 1,490,000 Charter Communications
           Operating LLC*
           8.38%, 4/30/14............  1,419,225
   460,000 Clear Channel
           Communications, Inc.
           7.65%, 9/15/10............    472,081
    50,000 Dex Media, Inc.
           8.00%, 11/15/13...........     36,750
   485,000 Dex Media, Inc.
           9.00%, 11/15/13(b)........    349,200
   145,000 Dex Media, Inc.
           9.00%, 11/15/13(b)........    104,400
   160,000 Dex Media West LLC,
           Series B
           9.88%, 8/15/13............    144,400
 2,230,000 Echostar DBS Corp.
           7.13%, 2/01/16............  2,068,324
 1,390,000 Idearc, Inc.
           8.00%, 11/15/16...........    880,913
 1,675,000 Kabel Deutschland GmbH
           (Germany)
           10.63%, 7/01/14...........  1,721,063
   740,000 LBI Media, Inc.*
           8.50%, 8/01/17............    573,500
   800,000 LIN Television Corp.
           6.50%, 5/15/13(a).........    736,000
   325,000 LIN Television Corp.,
           Series B
           6.50%, 5/15/13............    299,000

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$2,025,000 Mediacom Broadband LLC
           8.50%, 10/15/15............ $ 1,819,968
   680,000 Mediacom LLC
           9.50%, 1/15/13.............     644,300
 1,200,000 Quebecor Media, Inc.
           (Canada), Series A-3
           7.75%, 3/15/16.............   1,122,000
   395,000 R.H. Donnelley Corp.,
           Series A-3
           8.88%, 1/15/16(a)..........     238,975
                                       -----------
                                        16,117,643
                                       -----------
           Mining--1.8%
   795,000 Freeport-McMoRan Cooper
           & Gold, Inc.
           8.25%, 4/01/15.............     836,825
 2,015,000 Freeport-McMoRan Copper
           & Gold, Inc.
           8.38%, 4/01/17.............   2,129,130
                                       -----------
                                         2,965,955
                                       -----------
           Miscellaneous Manufacturing--1.6%
   250,000 Bombardier, Inc. (Canada)*
           6.30%, 5/01/14.............     240,000
   950,000 Bombardier, Inc. (Canada)*
           8.00%, 11/15/14............     978,500
   320,000 Koppers, Inc.
           9.88%, 10/15/13............     337,600
 1,065,000 SPX Corp.*
           7.63%, 12/15/14............   1,082,306
                                       -----------
                                         2,638,406
                                       -----------

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
           Oil & Gas--3.7%
$1,175,000 Chesapeake Energy Corp.
           7.50%, 6/15/14............... $1,172,063
   350,000 Cimarex Energy Co.
           7.13%, 5/01/17...............    345,625
   320,000 Forrest Oil Corp.
           7.25%, 6/15/19...............    308,800
 1,255,000 PetroHawk Energy Corp.
           9.13%, 7/15/13...............  1,292,649
    75,000 Range Resources Corp.
           7.25%, 5/01/18...............     74,813
   530,000 Sabine Pass LNG LP
           7.25%, 11/30/13..............    484,950
 1,680,000 Sabine Pass LNG LP
           7.50%, 11/30/16..............  1,520,399
   810,000 Whiting Petroleum Corp.
           7.25%, 5/01/13...............    807,975
                                         ----------
                                          6,007,274
                                         ----------
           Oil & Gas Services--0.9%
 1,190,000 Compagnie Generale de
           Geophysique-Veritas (France)
           7.50%, 5/15/15...............  1,192,975
   250,000 Compagnie Generale de
           Geophysique-Veritas (France)
           7.75%, 5/15/17...............    251,563
                                         ----------
                                          1,444,538
                                         ----------
           Packaging & Containers--2.7%
    90,000 Ball Corp.
           6.88%, 12/15/12..............     90,225
 1,000,000 Crown Americas LLC
           7.63%, 11/15/13..............  1,002,500

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds (Continued)
$  800,000 Owens-Brockway Glass
           Container, Inc.
           6.75%, 12/01/14......... $  804,000
   530,000 Silgan Holdings, Inc.
           6.75%, 11/15/13.........    503,500
   940,000 Smurfit-Stone Container
           Enterprises, Inc.
           8.38%, 7/01/12..........    829,550
 1,460,000 Smurfit-Stone Container
           Enterprises, Inc.
           8.00%, 3/15/17(a).......  1,175,300
                                    ----------
                                     4,405,075
                                    ----------
           Pipelines--2.8%
 1,000,000 Dynegy Holdings, Inc.
           8.38%, 5/01/16..........    975,000
   665,000 Dynegy Holdings, Inc.
           7.50%, 6/01/15..........    616,788
   795,000 El Paso Natural Gas Co.
           8.38%, 6/15/32..........    891,757
   610,000 Williams Cos., Inc.
           7.13%, 9/01/11..........    634,400
   525,000 Williams Cos., Inc.
           7.63%, 7/15/19..........    553,875
   790,000 Williams Partners LP
           7.25%, 2/01/17..........    793,950
                                    ----------
                                     4,465,770
                                    ----------
           Real Estate--0.8%
   405,000 American Real Estate
           Partners LP
           8.13%, 6/01/12..........    390,825
 1,070,000 American Real Estate
           Partners LP
           7.13%, 2/15/13..........    976,375
                                    ----------
                                     1,367,200
                                    ----------

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
           Real Estate Investment Trusts--0.3%
$  625,000 Host Marriott LP, Series Q
           6.75%, 6/01/16................ $  557,813
                                          ----------
           Retail--1.1%
   195,000 Inergy LP/Inergy Finance
           Corp.
           8.25%, 3/01/16................    193,050
   599,000 Neiman Marcus Group, Inc.
           (The)
           10.38%, 10/15/15(a)...........    601,995
   195,000 Rite Aid Corp.
           10.38%, 7/15/16...............    176,647
   835,000 SUPERVALU, Inc.
           7.50%, 11/15/14...............    840,218
                                          ----------
                                           1,811,910
                                          ----------
           Semiconductors--1.0%
 1,305,000 Amkor Technology, Inc.
           9.25%, 6/01/16................  1,249,538
   530,000 Freescale Semiconductor, Inc.
           8.88%, 12/15/14...............    433,275
                                          ----------
                                           1,682,813
                                          ----------
           Software--0.5%
   880,000 First Data Corp.*
           9.88%, 9/24/15................    766,700
                                          ----------
           Telecommunications--13.2%
 1,850,000 Alltel Communications, Inc.*
           10.38%, 12/01/17..............  2,145,999
 2,070,000 Alltel Corp.
           7.00%, 7/01/12................  2,121,750
   515,000 Centennial Cellular Operating
           Co.
           10.13%, 6/15/13...............    533,025

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                       Value
----------                                  ----------
           Corporate Bonds (Continued)
$  428,000 Centennial Communications
           Corp.
           10.00%, 1/01/13(a).............. $  436,560
   565,000 Centennial Communications
           Corp.
           8.13%, 2/01/14(a)...............    562,175
 1,305,000 Citizens Communications Co.
           9.25%, 5/15/11..................  1,357,200
   605,000 Citizens Communications Co.
           9.00%, 8/15/31..................    547,525
   385,000 Cricket Communications, Inc.
           9.38%, 11/01/14.................    372,488
   335,000 Digicel Group Ltd.
           (Bermuda)*
           8.88%, 1/15/15(a)...............    316,994
   970,000 Intelsat Ltd. (Bermuda)
           7.63%, 4/15/12..................    780,850
 2,255,000 Intelsat Ltd. (Bermuda)
           6.50%, 11/01/13.................  1,598,231
 2,400,000 Intelsat Jackson Holdings, Ltd.
           (Bermuda)
           11.25%, 6/15/16.................  2,441,999
   645,000 Nordic Telephone Co.
           Holdings ApS (Denmark)*
           8.88%, 5/01/16..................    635,325
 1,680,000 NTL Cable PLC
           (Great Britain)
           8.75%, 4/15/14..................  1,587,600
   258,000 Qwest Corp.
           6.03%, 6/15/13 FRN..............    247,680
 1,775,000 Qwest Communications
           International, Inc.
           7.25%, 2/15/11..................  1,723,969

 Principal
  Amount                                         Value
-----------                                   ------------
            Corporate Bonds (Continued)
$ 1,145,000 Rogers Wireless, Inc.
            (Canada)
            9.63%, 5/01/11................... $  1,268,210
    570,000 Sprint Capital Corp.
            6.88%, 11/15/28..................      475,708
    600,000 Wind Acquisition Finance SA
            (Luxembourg)*
            10.75%, 12/01/15.................      633,000
  1,234,000 Windstream Corp.
            8.63%, 8/01/16...................    1,237,085
    505,000 Windstream Regatta
            Holdings, Inc.*
            11.00%, 12/01/17.................      350,975
                                              ------------
                                                21,374,348
                                              ------------
            Transportation--0.8%
    165,000 Bristow Group, Inc.
            7.50%, 9/15/17...................      166,238
  1,070,000 CHC Helicopter Corp.
            (Canada)
            7.38%, 5/01/14...................    1,115,475
                                              ------------
                                                 1,281,713
                                              ------------
            Total Corporate Bonds
            (Cost $ 157,127,878).............  149,996,998
                                              ------------
 Number of
  Shares
-----------
            Money Market Fund--6.3%
 10,325,102 BNY Hamilton Money Fund
            (Institutional Shares), 2.51%(c)
            (Cost $ 10,325,102)..............   10,325,102
                                              ------------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                        Value
----------                                 ------------
           Investment of Cash
           Collateral on Securities
           Loaned--6.5%
10,557,701 BNY Hamilton Institutional
           Cash Reserve Fund, 2.62%(d)
           (Cost $10,557,701)(e).......... $ 10,557,701
                                           ------------
           Total Investments
           (Cost $178,010,681)(f)--
           105.2%.........................  170,879,801
           Liabilities in excess of other
           assets--(5.2%).................   (8,484,770)
                                           ------------
           Net Assets--100.0%............. $162,395,031
                                           ------------

* Security exempt from registration under Rule 144A of the Securities Act of 1933.
FRNFloating Rate Note. Coupon shown was in effect at June 30, 2008.
(a)Security, or a portion thereof, was on loan at June 30, 2008.
(b)Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon becomes effective.
(c)Represents annualized 7 day at June 30, 2008.
(d)Interest rate reflects the yield at June 30, 2008.
(e)At June 30, 2008, the total market value of the Fund's securities on loan was $10,291,065 and the total value of the collateral held by the Fund was $10,557,701.
(f)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008, net unrealized depreciation was $7,130,880 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,491,558 and aggregate gross unrealized depreciation of $8,622,438.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

 Principal
  Amount                            Value
-----------                      -----------
            United States Government
            Agencies & Obligations--77.3%
            Federal Farm Credit Bank--5.2%
$ 1,195,000 4.63%, 11/19/10..... $ 1,202,244
  2,405,000 2.63%, 4/21/11......   2,347,263
  2,485,000 3.88%, 8/25/11......   2,499,249
                                 -----------
                                   6,048,756
                                 -----------
            Federal Home Loan Bank--6.9%
  1,040,000 3.63%, 12/17/10.....   1,045,279
  6,710,000 4.88%, 12/13/13.....   6,919,184
                                 -----------
                                   7,964,463
                                 -----------
            Federal National Mortgage
            Association--5.9%
  2,735,000 3.88%, 12/10/09.....   2,768,386
  3,150,000 6.00%, 5/15/11......   3,354,268
    725,000 5.13%, 1/02/14......     723,412
                                 -----------
                                   6,846,066
                                 -----------
            United States Treasury Notes--59.3%
 10,605,000 4.13%, 8/15/10......  10,926,459
 14,060,000 4.25%, 1/15/11......  14,589,444
  4,400,000 5.00%, 8/15/11......   4,671,907
  4,955,000 4.63%, 8/31/11......   5,195,010
  5,000,000 4.00%, 11/15/12.....   5,167,970
    550,000 3.88%, 2/15/13......     563,750
  3,970,000 4.25%, 8/15/13......   4,141,826
  5,750,000 4.25%, 11/15/13.....   6,000,666
  1,115,000 4.25%, 8/15/15......   1,158,467
  3,820,000 5.13%, 5/15/16......   4,164,992
  2,800,000 7.25%, 5/15/16......   3,440,282
  3,222,057 2.38%, 1/15/17......   3,487,625
  4,560,000 3.50%, 2/15/18......   4,389,355

Principal
 Amount                                Value
---------                           -----------
          United States Government
          Agencies & Obligations
          (Continued)
$635,000  3.88%, 5/15/18........... $   629,692
                                    -----------
                                     68,527,445
                                    -----------
          Total United States
          Government Agencies &
          Obligations
          (Cost $89,446,261).......  89,386,730
                                    -----------
          Mortgage-Backed
          Securities--14.2%
          Federal Home Loan Mortgage Corp.--4.2%
     177  Gold Pool #E00227
          6.00%, 7/01/08...........         177
     418  Gold Pool #E49415
          6.50%, 7/01/08...........         420
  54,675  Gold Pool #M80707
          5.50%, 10/01/08..........      55,108
      10  Pool #160062
          9.50%, 10/01/08..........          10
      46  Pool #160065
          9.50%, 11/01/08..........          46
      62  Pool #160066
          9.75%, 11/01/08..........          62
   4,473  Pool #185964
          8.50%, 2/01/10...........       4,530
   8,639  Gold Pool #E20201
          7.50%, 10/01/10..........       8,932
  34,701  Gold Pool #G10439
          6.50%, 1/01/11...........      36,093
   6,400  Gold Pool #E00417
          7.00%, 2/01/11...........       6,678

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                         Value
---------                     ----------
          Mortgage-Backed Securities
          (Continued)
$ 21,622  Gold Pool #G90011
          8.50%, 8/17/11..... $   21,678
  19,934  Gold Pool #E00461
          7.50%, 12/01/11....     20,734
 164,168  Gold Pool #G10644
          8.00%, 12/01/11....    172,409
  23,345  Gold Pool #G11072
          7.50%, 12/01/15....     24,480
  28,339  Gold Pool #G30052
          7.50%, 6/01/16.....     30,758
 482,021  Pool #420008
          4.53%, 1/01/17 FRN.    482,556
 150,023  Gold Pool #B50377
          6.50%, 1/01/17.....    156,244
 267,973  Gold Pool #G11418
          6.50%, 7/01/17.....    279,084
 193,022  Gold Pool #G11578
          6.50%, 7/01/17.....    201,069
  66,250  Gold Pool #G30080
          7.50%, 8/01/17.....     71,889
 191,771  Gold Pool #C90185
          7.50%, 9/01/17.....    208,094
     677  Pool #555045
          8.00%, 5/01/19.....        715
 965,630  Gold Pool #C90290
          7.00%, 8/01/19.....  1,020,822
  25,950  Gold Pool #A01217
          8.50%, 4/01/20.....     27,825
 140,680  Gold Pool #390297
          4.53%, 1/01/21 FRN.    140,584
  35,172  Gold Pool #C00098
          8.00%, 2/01/22.....     37,954

Principal
 Amount                         Value
---------                     ----------
          Mortgage-Backed Securities
          (Continued)
$ 75,642  Gold Pool #G80140
          7.00%, 12/17/22.... $   80,227
  35,459  Gold Pool #G00356
          7.00%, 6/01/25.....     37,572
   5,306  Gold Pool #D67014
          7.50%, 1/01/26.....      5,749
  83,701  Gold Pool #G01480
          7.50%, 12/01/26....     90,516
 126,146  Gold Pool #C00490
          8.00%, 1/01/27.....    136,544
   9,210  Gold Pool #C00664
          7.50%, 9/01/28.....      9,973
   4,452  Pool #420171
          5.75%, 2/01/30 FRN.      4,477
 159,362  Gold Pool #G01130
          8.00%, 2/01/30.....    172,655
  40,329  Pool #789483
          6.89%, 6/01/32 FRN.     40,705
 304,629  Pool #1B1150
          3.33%, 9/01/33 FRN.    302,915
 317,284  Pool #781140
          4.28%, 1/01/34 FRN.    321,085
 649,604  Pool #781681
          4.71%, 6/01/34 FRN.    649,490
                              ----------
                               4,860,859
                              ----------
          Federal National Mortgage
          Association--7.4%
     337  Pool #81860
          8.00%, 4/01/09.....        338
   9,676  Pool #278437
          7.50%, 5/01/09.....      9,931

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                         Value
---------                      --------
          Mortgage-Backed Securities
          (Continued)
$ 15,378  Pool #535630
          6.00%, 12/01/10..... $ 15,779
 121,702  Pool #406590
          6.25%, 11/01/12.....  125,962
  58,026  Pool #323956
          7.50%, 12/01/14.....   62,766
 514,060  Pool #535377
          8.00%, 6/01/15......  542,242
  59,639  Pool #6222
          9.00%, 4/01/16......   61,375
  93,026  Pool #252711
          7.00%, 9/01/19......   98,350
 178,508  Pool #86688
          5.34%, 10/01/19 FRN.  180,608
  14,615  Pool #124118
          9.00%, 3/01/22......   16,042
 317,060  Pool #254354
          7.00%, 5/01/22......  335,106
  18,050  Pool #159860
          7.50%, 6/01/22......   19,477
 135,615  Pool #164906
          6.87%, 7/01/22......  143,431
  27,995  Pool #50748
          7.50%, 6/01/23......   30,230
 142,464  Pool # 255052
          4.00%, 11/01/23.....  134,283
  75,228  Pool #334595
          7.50%, 11/01/23.....   81,107
  54,972  Pool #326382
          7.00%, 3/01/24......   58,316
 163,805  Pool #255232
          4.50%, 5/01/24......  154,293

Principal
 Amount                         Value
---------                      --------
          Mortgage-Backed Securities
          (Continued)
$141,472  Pool #300404
          7.00%, 5/01/24...... $150,152
   4,521  Pool #64195
          8.35%, 11/01/24 FRN.    4,682
  44,843  Pool #70319
          7.83%, 12/01/24 FRN.   47,982
 103,292  Pool #308497
          8.00%, 5/01/25......  112,355
 105,003  Pool #446431
          8.50%, 10/01/26.....  114,550
 115,862  Pool #415330
          8.00%, 12/01/26.....  125,832
 413,187  Pool #504474
          5.58%, 1/01/27 FRN..  419,997
  26,839  Pool #496045
          8.00%, 1/01/28......   29,119
  73,986  Pool #457916
          7.50%, 12/01/28.....   79,831
 312,972  Pool #70849
          5.43%, 1/01/29 FRN..  314,290
  50,048  Pool #252518
          7.00%, 5/01/29......   53,415
  11,818  Pool #535182
          8.00%, 10/01/29.....   12,973
  77,258  Pool #569042
          7.50%, 11/01/29.....   83,479
  33,154  Pool #530528
          5.26%, 4/01/30 FRN..   33,735
 592,894  Pool #606866
          5.97%, 10/01/31 FRN.  598,571
 100,131  Pool #671175
          5.10%, 2/01/33 FRN..  100,134

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                          Value
---------                      ----------
          Mortgage-Backed Securities
          (Continued)
$243,548  Pool #701043
          4.53%, 4/01/33 FRN.. $  244,708
 210,472  Pool #693021
          3.41%, 6/01/33 FRN..    208,188
 645,458  Pool #734329
          4.17%, 6/01/33 FRN..    656,386
 356,405  Pool #738085
          3.43%, 8/01/33 FRN..    354,887
  97,622  Pool #731501
          3.77%, 8/01/33 FRN..     97,875
 351,664  Pool #746349
          3.29%, 9/01/33 FRN..    349,404
 138,840  Pool #739499
          3.80%, 9/01/33 FRN..    139,932
 151,688  Pool #753801
          4.24%, 10/01/33 FRN.    154,391
 301,794  Pool #775104
          3.57%, 5/01/34 FRN..    301,777
 255,592  Pool #552466
          5.74%, 6/01/34 FRN..    254,809
 175,876  Pool #794797
          4.73%, 10/01/34 FRN.    178,664
 467,357  Pool #841068
          4.21%, 11/01/34 FRN.    476,046
 158,292  Pool #866920
          5.36%, 2/01/36 FRN..    159,495
 192,166  Pool #881670
          5.80%, 3/01/36 FRN..    195,852
 384,391  Pool #555255
          6.22%, 4/01/40 FRN..    392,680
                               ----------
                                8,515,827
                               ----------

Principal
 Amount                         Value
---------                      --------
          Mortgage-Backed Securities
          (Continued)
          Government National Mortgage
          Association--2.6%
$  5,654  Pool #367439
          5.50%, 12/15/08..... $  5,663
  12,086  Pool #360837
          6.50%, 3/15/09......   12,329
 128,363  Pool #456880
          6.50%, 5/15/13......  133,158
  32,461  Pool #476328
          7.00%, 6/15/13......   33,991
  32,891  Pool #3005
          7.50%, 11/20/15.....   34,458
  40,107  Pool #3018
          7.50%, 12/20/15.....   42,018
   1,434  Pool #204365
          9.00%, 3/15/17......    1,567
  51,168  Pool #247223
          9.00%, 4/15/18......   55,962
   1,136  Pool #177793
          9.50%, 5/15/19......    1,262
  46,185  Pool #512821
          6.50%, 6/15/19......   47,678
   2,249  Pool #284645
          8.50%, 2/15/20......    2,474
 167,721  Pool #3706
          4.50%, 5/20/20......  163,838
 175,676  Pool #304288
          7.68%, 1/15/22......  189,971
  20,787  Pool #8061
          5.13%, 10/20/22 FRN.   20,926
   1,527  Pool #319650
          7.00%, 11/15/22 FRN.    1,629

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                              Value
---------                           --------
          Mortgage-Backed Securities
          (Continued)
$ 32,449  Pool #356770 7.50%,
          4/15/23.................. $ 34,919
   5,403  Pool #350532 6.50%,
          6/15/23..................    5,616
  77,998  Pool #351405 6.50%,
          1/15/24..................   81,083
   6,790  Pool #359470 7.00%,
          1/15/24..................    7,248
 155,770  Pool #8383 5.38%,
          2/20/24 FRN..............  156,418
  16,028  Pool #376445 6.50%,
          4/15/24..................   16,662
   6,943  Pool #386348 7.50%,
          6/15/24..................    7,475
 102,090  Pool #780035 6.50%,
          7/15/24..................  106,129
  77,924  Pool #2080 7.50%, 9/20/25   83,636
  39,050  Pool #780459 7.00%,
          11/15/26.................   41,686
  37,397  Pool #2345 8.50%,
          12/20/26.................   41,007
   7,807  Pool #464704 8.00%,
          7/15/28..................    8,548
  44,398  Pool #2807 6.00%, 9/20/29   45,253
 273,686  Pool #80440 5.63%,
          8/20/30 FRN..............  276,518
  38,858  Pool #564751 6.00%,
          8/15/31..................   39,639
 537,486  Pool #3330 4.50%,
          12/20/32.................  500,052

Principal
 Amount                                 Value
----------                           -----------
           Mortgage-Backed Securities
           (Continued)
$  303,721 Pool #3461
           6.50%, 10/20/33.......... $   314,024
   598,110 Pool #623373
           4.50%, 1/20/34...........     554,542
                                     -----------
                                       3,067,379
                                     -----------
           Total Mortgage-Backed
           Securities
           (Cost $16,217,499).......  16,444,065
                                     -----------
           Collateralized Mortgage
           Obligations--6.1%
           Federal Home Loan Mortgage Corp.--2.3%
 1,287,018 Series 2695-UA
           5.50%, 9/15/14...........   1,317,776
   667,744 Series 1627-PJ
           6.00%, 3/15/23...........     675,813
   557,938 Series 1602-H
           6.50%, 10/15/23..........     570,745
    45,179 Series 2123-PE
           6.00%, 12/15/27..........      45,461
                                     -----------
                                       2,609,795
                                     -----------
           Federal National Mortgage
           Association--3.8%
   204,954 Series 1988-15A
           9.00%, 6/25/18...........     225,754
   153,720 Series 1992-136PK
           6.00%, 8/25/22...........     158,480
    33,546 Series 1992-172M
           7.00%, 9/25/22...........      35,261
   564,261 Series 1993-149M
           7.00%, 8/25/23...........     599,035

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                         Value
----------                                   ------------
           Collateralized Mortgage
           Obligations (Continued)
$2,025,823 Series 1993-178PK
           6.50%, 9/25/23................... $  2,127,840
    28,051 Series 1993-253H PO
           0.00%, 11/25/23..................       23,473
 1,192,392 Series 1993-255E
           7.10%, 12/25/23..................    1,275,257
                                             ------------
                                                4,445,100
                                             ------------
           Total Collateralized
           Mortgage Obligations
           (Cost $6,883,708)................    7,054,895
                                             ------------
Number of
 Shares
----------
           Money Market Fund--1.5%
 1,714,943 BNY Hamilton Treasury
           Money Fund
           (Institutional Shares), 1.82%(a)
           (Cost $1,714,943)................    1,714,943
                                             ------------
           Total Investments
           (Cost $114,262,411)(b)--
           99.1%............................  114,600,633
           Other assets less
           liabilities--0.9%................    1,064,723
                                             ------------
           Net Assets--100.0%............... $115,665,356
                                             ------------

FRNFloating rate note. Coupon shown was in effect at June 30, 2008. Maturity date represents ultimate maturity.
PO Principal Only.
(a)Represents annualized 7 day yield at June 30, 2008.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008, net unrealized appreciation was $338,222 based on cost for Federal income tax purpose. This consisted of aggregate gross unrealized appreciation of $1,181,572 and aggregated gross unrealized depreciation of $843,350.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date     Value
----------                                              -------- -------- -------- ----------
           Municipal Bonds--94.6%
           Education--6.7%
$1,500,000 New York State Dormitory Authority
           Revenue..................................... Aaa/AAA    5.00   7/01/18  $1,612,485
 1,000,000 New York State Dormitory Authority
           Revenue, Columbia University................ Aaa/AAA    5.00   7/01/12   1,068,670
   500,000 New York State Dormitory Authority
           Revenue, Columbia University................ Aaa/AAA    5.00   7/01/38     511,460
   405,000 New York State Dormitory Authority
           Revenue, Fordham University, FGIC
           Insured+....................................  A2/NR     5.00   7/01/18     412,922
 1,500,000 New York State Dormitory Authority
           Revenue, New York University, FGIC
           Insured+.................................... Aa3/NR     5.00   7/01/21   1,545,435
 1,500,000 New York State Dormitory Authority
           Revenue, New York University, Series A,
           AMBAC Insured+.............................. Aa3/AA     5.50   7/01/09   1,555,665
   500,000 New York State Dormitory Authority
           Revenue, Rochester Institute of Technology,
           AMBAC Insured+.............................. Aa3/AA     5.00   7/01/13     515,260
   675,000 New York State Dormitory Authority
           Revenue, Vassar College..................... Aa2/AA     5.00%  7/01/15     729,567
                                                                                   ----------
                                                                                    7,951,464
                                                                                   ----------
           General Obligations--13.0%
 1,000,000 Katonah-Lewisboro, New York, Union Free
           School District, Series B, FGIC Insured+....  A3/NR     5.00   9/15/15   1,085,360
 1,000,000 New York State, Series A.................... Aa3/AA     5.00   3/01/19   1,065,960
 2,750,000 New York State, Series A.................... Aa3/AA     5.25   3/15/15   2,897,758
 1,000,000 New York State, Series C.................... Aa3/AA     5.00   4/15/14   1,063,910
 1,000,000 New York, New York, Series A................ Aa3/AA     5.00   8/01/18   1,050,690
 1,000,000 New York, New York, Series D1............... Aa3/AA     5.13   12/01/22  1,042,060
   465,000 New York, New York, Series G................ Aa3/AA     5.00   8/01/14     470,445

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York, New York, Series M,
           FSA Insured+.............................. Aaa/AAA    5.00%  4/01/18  $ 1,052,560
 1,500,000 Onondaga County, New York, Series A....... Aa2/AA+    5.00   5/01/17    1,563,780
 1,000,000 Orange County, New York, Series A......... Aa1/NR     5.00   7/15/19    1,059,130
 1,000,000 Orange County, New York, Series A......... Aa1/NR     5.00   7/15/20    1,054,230
   500,000 Rockland County, New York, Series A....... A1/AA-     5.00   10/01/15     521,905
   500,000 Salt Verde Finance Corp................... Aa3/AA-    5.00   12/01/32     443,910
 1,000,000 Westchester County, New York, Series C.... Aaa/AAA    4.00   11/15/15   1,024,750
                                                                                 -----------
                                                                                  15,396,448
                                                                                 -----------
           Healthcare--5.9%
 1,000,000 New York State Dormitory Authority
           Revenue, Bronx Lebannon Hospital Center... NR/AA-     4.00   8/15/14    1,012,600
 1,000,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1.................................. Aa2/AA     5.00   7/01/11    1,052,020
 3,250,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1, MBIA Insured+................... Aa2/AA     5.00   7/01/20    3,323,515
   440,000 New York State Medical Care Facilities
           Finance Agency, New York, Series A,
           SONYMA Insured+........................... Aa1/AA     6.38   11/15/20     440,981
 1,100,000 Westchester County, New York, Healthcare
           Corp., Series B........................... Aaa/AAA    5.13   11/01/15   1,139,589
                                                                                 -----------
                                                                                   6,968,705
                                                                                 -----------
           Housing--3.4%
 1,000,000 New York State Mortgage
           Revenue-Homeowner Mortgage, Series 70..... Aa1/NR     5.38   10/01/17     996,640
 1,000,000 New York State Mortgage
           Revenue-Homeowner Mortgage, Series 80..... Aa1/NR     5.10   10/01/17   1,015,460
 1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program...................... Aa3/AA     5.00   12/01/18   1,032,120

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                            Moody's
Principal                                                     /S&P    Interest  Maturity
 Amount                                                     Ratings*    Rate      Date     Value
----------                                                  --------- --------  -------- ----------
           Municipal Bonds (Continued)
$1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program............................  Aa3/AA     5.00%   12/01/19 $1,027,790
                                                                                         ----------
                                                                                          4,072,010
                                                                                         ----------
           Industrial Development--2.6%
 1,000,000 Albany Industrial Development Agency,
           Civic Facility, (St. Peter's Hospital Project),
           Series A........................................ Baa2/BBB+   5.75    11/15/22  1,033,590
 2,000,000 Troy Industrial Development Authority,
           New York, Series A..............................   A2/A      5.00    9/01/37   2,029,380
                                                                                         ----------
                                                                                          3,062,970
                                                                                         ----------
           Other--3.4%
 1,850,000 New York Liberty Development Corp.
           Revenue, (Goldman Sachs Headquarters)...........  Aa3/AA-    5.00    10/01/15  1,971,952
 2,000,000 Tobacco Settlement Financing Authority,
           Series B........................................  NR/AA-     5.00    6/01/12   2,092,280
                                                                                         ----------
                                                                                          4,064,232
                                                                                         ----------
           Pre-Refunded/Escrowed Securities--6.8%
 1,000,000 Metropolitan Transportation Authority,
           Series N, FGIC Insured+, ETM....................  WR/AAA     3.33(a) 7/01/11     907,460
 1,000,000 New York State Dormitory Authority Lease
           Revenue, Series A...............................  A1/AA-     5.38    5/15/21   1,089,870
   600,000 New York State Dormitory Authority
           Revenue, New York Public Library, Series A,
           MBIA Insured+, ETM..............................   A2/AA     2.99(a) 7/01/10     566,382
   390,000 New York State Environmental Facilities
           Corp., Series C, ETM............................  Aaa/AAA    5.25    6/15/12     394,793
 1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series B, MBIA Insured+...................  Aa3/AAA    5.25    4/01/16   1,068,870
   990,000 New York State Urban Development Corp.,
           Personal Income Tax Facility, Series A..........  Aa3/AAA    5.38    3/15/17   1,063,389

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date     Value
----------                                           -------- -------- -------- ----------
           Municipal Bonds (Continued)
$  750,000 Suffolk County, New York, Series B,
           FGIC Insured+............................ Aa3/AA     5.00%  10/01/13 $  788,265
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y, ETM........... Aa2/AAA    6.00   1/01/12   1,063,700
 1,000,000 Triborough Bridge & Tunnel Authority..... Aa2/AAA    5.25   1/01/28   1,104,110
                                                                                ----------
                                                                                 8,046,839
                                                                                ----------
           Special Tax--15.0%
 2,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A, FGIC
           Insured+.................................  A1/AA     5.25   11/15/15  2,082,340
 1,000,000 Nassau County, New York Interim Finance
           Authority, MBIA Insured+................. Aa2/AAA    5.00   11/15/16  1,071,720
 1,500,000 Nassau County, New York Interim Finance
           Authority Sales Tax, Series A, AMBAC
           Insured+................................. Aa2/AAA    5.00   11/15/17  1,569,870
 1,500,000 Nassau County, New York, Interim Finance
           Authority, Series B, AMBAC Insured+...... Aa2/AAA    5.00   11/15/16  1,571,385
 1,000,000 Nassau County, New York, Series C,
           FSA Insured+............................. Aaa/AAA    5.00   7/01/22   1,048,140
 1,755,000 New York City Transitional Finance
           Authority, Series A...................... Aa1/AAA    5.50   11/15/17  1,881,149
   500,000 New York City Transitional Finance
           Authority, Series B, MBIA-IBC Insured+... A2/AAA     4.75   11/15/15    505,730
 1,000,000 New York City Transitional Finance
           Authority, Series C...................... Aa1/AAA    5.38   2/01/13   1,057,560
 1,000,000 New York City Transitional Finance
           Authority, Series C...................... Aa1/AAA    5.38   2/15/14   1,059,950
 1,000,000 New York State Dormitory Authority
           Revenue, State Personal Income Tax,
           Series A................................. NR/AAA     5.00   3/15/16   1,056,690

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,500,000 New York State Local Government Assistance
           Corp., Series A............................ Aa3/AAA    5.00%  4/01/18  $ 2,694,425
 2,000,000 New York State Local Government Assistance
           Corp., Series A-1, FSA Insured+............ Aaa/AAA    5.00   4/01/13    2,141,060
                                                                                  -----------
                                                                                   17,740,019
                                                                                  -----------
           State Appropriation--13.8%
 1,000,000 New York State Dormitory Authority
           Revenue.................................... Aaa/AA-    5.00   7/01/18    1,052,440
 1,000,000 New York State Dormitory Authority
           Revenue.................................... NR/AA-     5.00   7/01/19    1,050,080
 2,370,000 New York State Dormitory Authority
           Revenue, City University Construction,
           Series A, FGIC-TCRS Insured+...............  A1/NR     5.75   7/01/18    2,612,474
 1,500,000 New York State Dormitory Authority
           Revenue, Series B.......................... A1/AA-     5.25   11/15/23   1,580,385
   500,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, Series A, CAPMAC-ITC
           Insured+................................... Aaa/AAA    5.25   5/15/15      538,950
 1,500,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, Series A, MBIA-IBC Insured+....  A1/AA     5.88   5/15/11    1,612,005
   800,000 New York State Dormitory Authority
           Revenue, State University, MBIA-IBC
           Insured+...................................  A2/AA     5.00   5/15/15      809,464
 1,105,000 New York State Dormitory Authority
           Revenue, Upstate Community College,
           AMBAC Insured+............................. Aa3/AA     5.00   7/01/14    1,138,725
 1,000,000 New York State Thruway Authority Revenue,
           Local Highway and Bridges.................. A1/AA-     5.50   4/01/14    1,062,470

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York State Thruway Authority, Highway
           and Bridges, General Purpose, Series B,
           FSA Insured+.............................. Aaa/AAA    4.75%  4/01/19  $ 1,022,550
 2,000,000 New York State Thruway Authority, Second
           General Highway & Bridge Trust Fund,
           Series A, AMBAC Insured+.................. Aa3/AA     5.00   4/01/25    2,059,420
 1,855,000 New York State Urban Development Corp..... Aaa/AAA    5.50   7/01/16    1,859,582
                                                                                 -----------
                                                                                  16,398,545
                                                                                 -----------
           Transportation--11.3%
 1,000,000 Metropolitan Transportation Authority,
           Series A..................................  A2/A      5.00   11/15/17   1,052,770
 1,000,000 New York State Thruway Authority General
           Revenue, Series F, AMBAC Insured+......... Aa3/AA     5.00   1/01/19    1,043,380
 2,000,000 Port Authority of New York & New Jersey,
           Series 125, FSA Insured+.................. Aaa/AAA    5.00   10/15/19   2,078,220
 1,000,000 Port Authority of New York & New Jersey,
           Series 128, FSA Insured+.................. Aaa/AAA    5.00   11/01/18   1,043,350
 1,000,000 Port Authority of New York & New Jersey,
           Series 140, FSA Insured+.................. Aaa/AAA    5.00   12/01/19   1,054,460
 1,000,000 Port Authority of New York & New Jersey,
           Series 142................................ Aa3/AA-    5.00   7/15/21    1,044,990
 1,000,000 Puerto Rico Highway & Transportation
           Authority, Series Y, MBIA Insured+........  A2/AA     6.00   7/01/11    1,047,640
 1,000,000 Triborough Bridge & Tunnel Authority...... Aa2/AA-    5.25   11/15/15   1,099,070
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series A................. Aa2/AA-    5.25   1/01/16    1,051,160
 2,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose........................... Aa2/AA-    5.25   11/15/16   2,109,680
   775,000 Triborough Bridge & Tunnel Authority,
           General Purpose........................... Aa2/AA-    5.25   11/15/17     817,501
                                                                                 -----------
                                                                                  13,442,221
                                                                                 -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- ------------
           Municipal Bonds (Continued)
           Utilities--12.7%
$2,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series B..........  A3/A-     5.25%  6/01/14  $  2,130,000
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series E, MBIA
           Insured+...................................  A2/AA     5.00   12/01/18    1,037,810
   850,000 Long Island Power Authority, New York
           Electric System Revenue, Series F, MBIA
           Insured+...................................  A2/AA     4.00   5/01/12       857,582
 1,500,000 New York State Environmental Facilities
           Corp., Clean Water Revolving Funds,
           New York City Municipal Water Project,
           Series D................................... Aaa/AAA    5.25   6/15/14     1,636,095
 1,000,000 New York State Environmental Facilities
           Corp., Sub-Series E........................ Aa1/AA     5.38   6/15/15     1,063,670
   150,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series A. Aaa/AAA    7.00   6/15/12       150,582
     5,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series C. Aa2/A+     7.20   3/15/11         5,020
 1,000,000 New York State Environmental Facilities
           Corp., Series B............................ Aaa/AAA    5.25   6/15/17     1,058,340
   775,000 New York State Environmental Facilities
           Corp., Series B............................ Aaa/AAA    5.25   6/15/19       812,727
 2,500,000 New York State Power Authority, Series A... Aa2/AA-    5.00   11/15/17    2,674,350
 1,450,000 New York State Power Authority, Series A... Aa2/AA-    5.25   11/15/16    1,565,783
 1,000,000 New York State Power Authority, Series A,
           FGIC Insured+.............................. Aa2/AA-    5.00   11/15/20    1,039,940
 1,000,000 Suffolk County, New York, Water Authority,
           Waterworks Revenue, MBIA Insured+..........  A2/AA     4.00   6/01/14     1,020,860
                                                                                  ------------
                                                                                    15,052,759
                                                                                  ------------
           Total Municipal Bonds
           (Cost $110,907,982)........................                             112,196,212
                                                                                  ------------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2008 (Unaudited)

Number of                                                               Interest
 Shares                                                                   Rate        Value
---------                                                               --------   ------------
          Money Market Fund--5.1%
5,986,872 BNY Hamilton AMT-Free Municipal Money Fund (Hamilton Shares)
          (Cost $5,986,872)............................................   1.54%(b) $  5,986,872
                                                                                   ------------
          Total Investments
          (Cost $116,894,854)(c)--99.7%................................             118,183,084
          Other assets less liabilities--0.3%..........................                 414,271
                                                                                   ------------
          Net Assets--100.0%...........................................            $118,597,355
                                                                                   ------------

AMBAC    American Municipal Bond Assurance Corp.
CAPMAC-ITCCapital Markets Assurance Corp.--Insured Trust Certificate.
ETM      Escrowed to maturity.
FGIC     Financial Guaranty Insurance Company.
FSA      Federal Security Association.
MBIA     Municipal Bond Investor Assurance.
MBIA-IBC Insured Bond Certificate.
NR       Not Rated.
SONYMA   State of New York Mortgage Authority.
WR       Withdrawn Rating.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) Zero coupon security. The rate shown reflects the yield to maturity at June 30, 2008.
(b)      Represents annualized 7 day yield at June 30, 2008.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008, net unrealized appreciation was $1,288,230 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,723,787 and aggregate gross unrealized depreciation of $435,557.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date     Value
----------                                                -------- -------- -------- ----------
           Municipal Bonds--97.4%
           Education--13.4%
$2,000,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+.............. Aa3/AA-    4.75%  6/01/16  $2,036,340
 1,260,000 Connecticut State Health & Educational
           Facility Authority Revenue, Series H,
           FSA Insured+.................................. Aaa/AAA    5.00   11/01/14  1,365,021
 1,000,000 Indiana State Finance Authority Revenue
           (Collegiate Project).......................... Aa2/AA     5.00   5/01/15   1,066,020
 1,425,000 Indiana University Student Fee, Series N,
           MBIA Insured+................................. Aa1/AA     5.00   8/01/11   1,498,915
 2,825,000 Metropolitan Govt. Nashville and Davidson
           County, Tennessee, H & E Facility
           (Vanderbilt University)....................... Aa2/AA     5.00   10/01/19  2,902,236
 1,410,000 Minnesota State Higher Educational Facilities
           Authority Revenue (Macalester College),
           Series 6B..................................... Aa3/NR     5.00   3/01/14   1,508,855
   900,000 New Jersey State Educational Facilities
           Authority Revenue (Rowan University),
           Series C, FGIC Insured+....................... Aaa/A+     5.25   7/01/13     944,874
 2,000,000 New York State Dormitory Authority
           Revenue (Columbia University), Series A....... Aaa/AAA    5.25   7/01/21   2,150,180
 2,000,000 Private Colleges & Universities Authority,
           Georgia Revenue (Emory University),
           Series A...................................... Aa2/AA     5.00   9/01/18   2,110,720
    90,000 Socorro, Texas, Independent School District,
           PSF-GTD Insured+.............................. NR/AAA     5.38   8/15/19      94,109
 1,000,000 Southwest Higher Education Authority
           Revenue (Southern Methodist University
           Project), AMBAC Insured+...................... Aa3/AA     5.50   10/01/14  1,086,990
   810,000 Texas A & M University, Series A.............. Aa1/AA+    5.38   5/15/15     851,861
 2,000,000 Texas Technical University, Series 9,
           AMBAC Insured+................................ Aa3/AA     5.00   2/15/12   2,103,659

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                           Moody's
Principal                                                    /S&P   Interest  Maturity
 Amount                                                    Ratings*   Rate      Date      Value
----------                                                 -------- --------  -------- -----------
           Municipal Bonds (Continued)
$2,000,000 University of Missouri, Series A............... Aa2/AA     5.00    11/01/12 $ 2,131,480
 2,000,000 University of Nebraska, Lincoln Student Fees &
           Facilities, Series B........................... Aa2/AA-    5.00    7/01/28    2,021,600
 1,665,000 University of Virginia, Series B............... Aaa/AAA    5.00    6/01/18    1,733,198
 2,405,000 University System of Maryland, Auxiliary
           Facilities & Tuition Revenue, Series A......... Aa2/AA+    5.00%   4/01/17    2,528,521
                                                                                       -----------
                                                                                        28,134,579
                                                                                       -----------
           General Obligations--28.5%
 3,000,000 Austin, Texas.................................. Aa1/AAA    5.00    9/01/17    3,198,569
 1,000,000 Bushland, Texas, Independent School District,
           PSF-GTD Insured+............................... NR/AAA     5.00    2/15/28    1,009,800
 5,000,000 California State Economic Recovery,
           Series A....................................... A3/AA+     5.00    7/01/15    5,358,150
 5,000,000 Chicago, Illinois, Series A, FSA Insured+...... Aaa/AAA    5.00    1/01/14    5,354,350
 1,110,000 Chicago, Illinois, Series I, AMBAC
           Insured+....................................... Aa3/AA     5.00    12/01/17   1,180,729
 5,000,000 City of New York, Sub-Series F-1, XLCA
           Insured+....................................... Aa3/AA     5.00    9/01/22    5,111,450
 2,000,000 Connecticut State, Series E, FSA Insured+...... Aaa/AAA    5.50    11/15/13   2,167,120
 2,000,000 Durham County, North Carolina, Public
           Improvements, Series B......................... Aaa/AAA    5.00    4/01/15    2,092,920
 1,000,000 Garden State Preservation Trust, Series C,
           FSA Insured+................................... Aaa/AAA    5.13    11/01/16   1,093,710
 3,000,000 Houston, Texas, School District, Series A,
           PSF-GTD Insured+............................... Aaa/AAA    5.00    2/15/19    3,132,120
 3,000,000 Illinois FIRST Series.......................... Aa3/AA     5.25    10/01/15   3,182,700
 1,180,000 Jefferson County, Alabama, Limited Obligation
           School Warrants, Series A...................... Baa2/A     5.25    1/01/15    1,112,079
 1,505,000 Katy, Texas, Independent School District,
           Series B, PSF-GTD Insured+..................... Aaa/AAA    4.40(a) 2/15/16    1,082,953
 1,575,000 Klein, Texas, Independent School District,
           PSF-GTD Insured+............................... Aaa/AAA    5.00    8/01/19    1,621,211

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                          Moody's
Principal                                                   /S&P   Interest  Maturity
 Amount                                                   Ratings*   Rate      Date      Value
----------                                                -------- --------  -------- -----------
           Municipal Bonds (Continued)
$3,785,000 Massachusetts State, Series D, MBIA
           Insured+...................................... Aa2/AA     5.50%   10/01/20 $ 4,206,952
 2,000,000 New York City, Series D1...................... Aa3/AA     5.13    12/01/22   2,084,120
 1,300,000 Ohio State Revenue, AMBAC Insured+............ Aa3/AA     5.00    10/01/11   1,358,292
 3,000,000 Plano, Texas, Independent School District,
           PSF-GTD Insured+.............................. Aaa/AAA    5.00    2/15/18    3,178,050
 3,260,000 Royse City, Texas, Independent School
           District, PSF-GTD Insured+.................... NR/AAA     4.14(a) 8/15/14    2,543,256
 5,000,000 Washington State, Series C, AMBAC
           Insured+...................................... Aa1/AA+    5.00    1/01/17    5,342,500
 4,355,000 Will County Community School District
           No. 161, Summit Hill, Illinois, FGIC
           Insured+......................................  A1/NR     5.00    1/01/23    4,386,225
                                                                                      -----------
                                                                                       59,797,256
                                                                                      -----------
           Healthcare--1.0%
 2,000,000 Shelby County, Tennessee, Health, Educational
           and Housing Facilities Board, (Methodist
           Healthcare), Series B, FSA Insured+........... Aaa/AAA    5.25    9/01/23    2,061,020
                                                                                      -----------
           Housing--10.5%
 1,740,000 California Statewide Communities
           Development Authority Revenue................. Aaa/AAA    5.25    7/01/15    1,863,383
 1,210,000 Colorado Housing & Finance Authority, Single
           Family Mortgage, Class I-A-4.................. Aaa/AAA    4.90    11/01/11   1,245,272
 1,065,000 Illinois Housing Development Authority,
           GNMA Insured+................................. NR/AAA     4.13    10/20/16   1,049,632
 3,000,000 Kentucky Housing Revenue Corp., Series B...... Aaa/AAA    4.80    7/01/20    2,910,780
   715,000 Maine State Housing Authority, Housing
           Mortgage Finance Program, Series C............ Aa1/AA+    5.30    11/15/23     727,448
 3,000,000 Maine State Housing Authority, Series D-2..... Aa1/AA+    4.75    11/15/21   2,873,669
 2,865,000 Mississippi Home Corp., Single Family
           Mortgage Revenue, Series B-2.................. Aaa/NR     4.38    12/01/18   2,726,449

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                          Moody's
Principal                                                   /S&P    Interest Maturity
 Amount                                                   Ratings*    Rate     Date      Value
----------                                                --------- -------- -------- -----------
           Municipal Bonds (Continued)
$  850,000 Missouri State Housing Development, Single
           Family Mortgage Revenue (Homeown Loan
           Program), Series A, GNMA/FNMA
           Insured+......................................  NR/AAA     5.05%  9/01/24  $   826,149
 1,165,000 Nebraska Housing Finance Authority, Single
           Family Mortgage, Series D, GNMA/FNMA/
           FHLMC Insured+................................  NR/AAA     5.25   9/01/22    1,166,724
 1,720,000 Nebraska Investment Finance Authority, Single
           Family Mortgage, Series A, GNMA/FNMA/
           FHLMC Insured+................................  NR/AAA     4.70   9/01/21    1,640,192
 1,500,000 New York State Mortgage Agency,
           Series 101....................................  Aa1/NR     5.00   10/01/18   1,501,890
 1,000,000 Puerto Rico Housing Finance Authority.........  Aa3/AA     5.00   12/01/11   1,051,640
 1,870,000 Texas State Department of Housing &
           Community Affairs, Series A, GNMA/FNMA/
           MBIA Insured+.................................  Aa1/AAA    5.45   9/01/23    1,875,816
   685,000 Vermont Housing Finance Agency, Series 16A,
           FSA Insured+..................................  Aaa/AAA    4.85   5/01/11      688,172
                                                                                      -----------
                                                                                       22,147,216
                                                                                      -----------
           Other--7.6%
 1,000,000 Albany Industrial Development Agency Civic
           Facilities Revenue............................ Baa2/BBB+   5.75   11/15/22   1,033,590
 2,500,000 Dutchess County, New York, Industrial
           Development Agency (IBM Project)..............   A1/A+     5.45   12/01/29   2,603,200
 5,000,000 Florida Hurricane Catastrophe Fund............  Aa3/AA-    5.00   7/01/11    5,207,650
 2,010,000 Fulton County, Georgia, Development
           Authority Revenue (Spelman College
           Project)......................................  Aa3/NR     5.00   6/01/24    2,050,502
 1,875,000 Golden State Tobacco Securitization Corp.
           Settlement Revenue, California, Series A-1.... Baa3/BBB    4.50   6/01/27    1,668,900
 1,000,000 New York Liberty Development Corp.
           Revenue (Goldman Sachs Headquarters)..........  Aa3/AA-    5.00   10/01/15   1,065,920

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 North Carolina Infrastructure Finance Corp.,
           Series A..................................... Aa1/AA+    5.00%  2/01/22  $ 1,023,610
 1,500,000 Seminole Indian Tribe of Florida, Special
           Obligation Revenue, Series A-144A............ Ba1/BBB    5.25   10/01/27   1,360,035
                                                                                    -----------
                                                                                     16,013,407
                                                                                    -----------
           Pre-Refunded/Escrowed Securities--10.5%
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, FSA Insured+, ETM................... Aaa/AAA    5.00   1/01/15    1,226,402
   115,000 Monroe County, New York, AMBAC
           Insured+..................................... Aa3/AA     6.00   6/01/11      116,567
   100,000 New Jersey State Educational Facilities
           Authority Revenue (Rowan University),
           Series C, FGIC Insured+......................  A2/A+     5.25   7/01/13      107,299
 1,050,000 New York, New York City Transitional
           Finance Authority Revenue.................... Aa1/AAA    5.38   11/15/21   1,110,827
 2,950,000 New York, New York City Transitional
           Finance Authority Revenue (Future Tax),
           Series A..................................... Aa1/AAA    5.38   11/15/21   3,210,514
 8,550,000 North Carolina Eastern Municipal Power
           Agency System Revenue, Series A, ETM......... Aaa/BBB    5.00   1/01/17    9,121,739
 4,055,000 North Carolina Municipal Power Agency
           No. 1, Catawaba Electric Revenue, ETM........ WR/AAA     5.50   1/01/13    4,335,728
 1,000,000 Omaha, Nebraska, Series A, ETM............... Aaa/AAA    6.50   12/01/16   1,194,790
 1,560,000 Socorro, Texas, Independent School District,
           PSF-GTD Insured+............................. NR/AAA     5.38   8/15/19    1,666,844
                                                                                    -----------
                                                                                     22,090,710
                                                                                    -----------
           Special Tax--1.3%
 2,595,000 New York State Local Government Assistance
           Corp., Series C.............................. Aa3/AAA    6.00   4/01/12    2,768,943
                                                                                    -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest  Maturity
 Amount                                                Ratings*   Rate      Date      Value
----------                                             -------- --------  -------- -----------
           Municipal Bonds (Continued)
           State Appropriation--4.8%
$2,000,000 Metropolitan Transportation Authority,
           Series A, FGIC Insured+.................... A1/AAA     5.25%   4/01/13  $ 2,023,980
 1,000,000 Metropolitan Transportation Authority,
           Series N, FGIC Insured+.................... WR/AAA     3.33(a) 7/01/11      907,460
 3,800,000 New York State Dormitory Authority
           Revenue, Series B, VRDN.................... A1/AA-     5.25    11/15/23   4,003,642
 3,000,000 New York State Thruway Authority, General
           Revenue, Highway & Bridge Funding,
           Series A, AMBAC Insured+................... Aa3/AA     5.00    4/01/25    3,089,130
                                                                                   -----------
                                                                                    10,024,212
                                                                                   -----------
           Transportation--6.1%
 1,000,000 E-470 Public Highway Authority, Colorado,
           Series D1, MBIA Insured+...................  A2/AA     5.25    9/01/16    1,040,120
 2,270,000 Metropolitan Washington Airport Authority,
           FGIC Insured+.............................. Aa3/AA     5.75    10/01/14   2,362,321
 2,470,000 Metropolitan Washington Airport Authority,
           General Airport Revenue, Series B, MBIA
           Insured+...................................  A2/AA     5.25    10/01/12   2,499,071
 2,100,000 New Hampshire State Turnpike System
           Revenue, FSA Insured+...................... Aaa/AAA    5.25    10/01/17   2,226,546
 3,340,000 New Jersey State Transportation Trust Fund
           Authority Revenue.......................... Aaa/AAA    5.50    6/15/22    3,645,410
 1,000,000 New Jersey State Turnpike Authority
           Revenue, Series A, FGIC Insured+...........  A3/A      5.00    1/01/19    1,017,690
                                                                                   -----------
                                                                                    12,791,158
                                                                                   -----------
           Utilities--13.7%
 2,500,000 California Department of Water Resources,
           Power Supply Revenue, Series K.............  Aa3/A     5.00    5/01/18    2,664,650

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date     Value
----------                                              -------- -------- -------- ----------
           Municipal Bonds (Continued)
$1,000,000 Detroit, Michigan, Water Supply System
           Revenue Second Lien Bonds, Series C, FGIC
           Insured+.................................... Aaa/AAA    5.75%  7/01/22  $1,095,570
 1,500,000 Development Authority of Burke County,
           Georgia, Pollution Control Revenue
           (Oglethorpe Power Corp.--Vogtle Project),
           MBIA Insured+, VRDN.........................  A2/AA     4.75   1/01/39   1,518,810
 1,120,000 Development Authority of Putnam County,
           Georgia, Pollution Control Revenue (Georgia
           Power Co.), 1/st /Series....................   A2/A     5.10   6/01/23   1,104,992
 1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A, FSA
           Insured+.................................... Aaa/AAA    5.50   7/01/13   1,069,660
 1,000,000 Houston, Texas, Utility System 1/st/ Lien
           Revenue & Refunding Bonds, Series C,
           AMBAC Insured+..............................  Aa3/AA    5.00   5/15/34   1,032,840
 4,000,000 Long Island Power Authority, New York,
           Electric System Revenue, Series B...........  A3/A-     5.25   12/01/12  4,241,800
 1,335,000 Main Street Natural Gas, Inc., Gas Project
           Revenue, Series A...........................   A1/A     6.38   7/15/38   1,280,799
 2,000,000 Michigan Municipal Bond Authority Revenue,
           Clean Water Revolving Fund.................. Aaa/AAA    5.25   10/01/18  2,090,940
 2,000,000 New York State Environmental Facilities
           Corp., Clean Water Revolving Funds,
           New York City Municipal Water Project,
           Series D.................................... Aaa/AAA    5.00   6/15/21   2,074,000
 2,000,000 New York State Power Authority, Series A.... Aa2/AA-    5.00   11/15/19  2,139,480
   500,000 North Carolina Eastern Municipal Power
           Agency Power System Revenue, Series A....... Baa1/BBB   5.00   1/01/24     493,630
 1,730,000 Omaha, Nebraska, Public Power District,
           Series A....................................  NR/AA     7.63   2/01/12   1,892,015
 1,000,000 Orlando Utilities Commission FRN............  Aa1/AA    5.20   10/01/16    952,060

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2008 (Unaudited)

                                                         Moody's
Principal                                                  /S&P   Interest  Maturity
 Amount                                                  Ratings*   Rate      Date      Value
----------                                               -------- --------  -------- ------------
           Municipal Bonds (Continued)
$1,500,000 Public Authority for Colorado Energy Natural
           Gas Purchase Revenue.........................  A1/A      6.50%   11/15/38 $  1,464,930
 2,500,000 Salt Verde Financial Corp. Gas Revenue....... Aa3/AA-    5.00    12/01/32    2,219,550
 1,500,000 Southern California Public Power Authority,
           Natural Gas Project Revenue, Series A........ Aa3/AA-    5.00    11/01/33    1,394,145
                                                                                     ------------
                                                                                       28,729,871
                                                                                     ------------
           Total Municipal Bonds
           (Cost $203,739,413)..........................                              204,558,372
                                                                                     ------------
Number of
 Shares
----------
           Money Market Fund--1.8%
 3,885,868 BNY Hamilton New York AMT-Free
           Municipal Money Fund (Hamilton Shares)
           (Cost $3,885,868)............................            1.54(b)             3,885,868
                                                                                     ------------
           Total Investments
           (Cost $207,625,281)(c)--99.2%................                              208,444,240
           Other assets less liabilities--0.8%..........                                1,656,911
                                                                                     ------------
           Net Assets--100.0%...........................                             $210,101,151
                                                                                     ------------

AMBAC   American Municipal Bond Assurance Corp.
ETM     Escrowed to maturity.
FGIC    Financial Guaranty Insurance Company.
FHLMC   Federal Home Loan Mortgage Corp.
FNMA    Federal National Mortgage Association.
FRN Floating Rate Note, rate shown is in effect at June 30, 2008. Date represents ultimate maturity date.
FSA     Financial Security Assurance.
GNMA    Government National Mortgage Association.
MBIA    Municipal Bond Investors Assurance.
NR      Not Rated.
PSF-GTD Permanent School Fund Guarantee.
VRDN Variable Rate Demand Note, rate shown is in effect at June 30, 2008. Date represents ultimate maturity date.
WR      Withdrawn Rating.
XLCA    XL Capital Assurance, Inc.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2008 (Unaudited)

* Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)Zero coupon security. The rate shown reflects the yield to maturity at June 30, 2008.
(b)Represents annualized 7 day yield at June 30, 2008.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008, net unrealized appreciation was $818,959 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $2,380,090 and aggregate gross unrealized depreciation of $1,561,131.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Diversification by State

         June 30, 2008 (Unaudited)

                                                            % of
                                                           Total
                                               Value     Net Assets
                                            ------------ ----------
             Alabama....................... $  1,112,079     0.5%
             Arizona.......................    2,219,550     1.1
             California....................   12,949,228     6.2
             Colorado......................    5,786,661     2.8
             Connecticut...................    3,532,141     1.7
             District of Columbia..........    4,861,392     2.3
             Florida.......................    7,519,745     3.6
             Georgia.......................    8,065,823     3.8
             Illinois......................   15,153,636     7.2
             Indiana.......................    2,564,935     1.2
             Kentucky......................    2,910,780     1.4
             Maine.........................    3,601,118     1.7
             Maryland......................    2,528,521     1.2
             Massachusetts.................    4,206,952     2.0
             Michigan......................    3,186,510     1.5
             Minnesota.....................    1,508,855     0.7
             Mississippi...................    2,726,449     1.3
             Missouri......................    2,957,629     1.4
             Nebraska......................    7,915,321     3.8
             New Hampshire.................    2,226,546     1.1
             New Jersey....................    6,808,983     3.2
             New York......................   41,236,693    19.6
             North Carolina................   17,067,626     8.1
             Ohio..........................    5,244,160     2.5
             Puerto Rico...................    1,051,640     0.5
             Tennessee.....................    4,963,256     2.4
             Texas.........................   25,704,481    12.2
             Vermont.......................      688,172     0.3
             Virginia......................    1,733,198     0.8
             Washington....................    6,412,160     3.1
                                            ------------   -----
             Total Investments.............  208,444,240    99.2
             Other assets less liabilities.    1,656,911     0.8
                                            ------------   -----
             Net Assets.................... $210,101,151   100.0%
                                            ------------   -----

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

                                                      Moody's
Principal                                               /S&P    Interest Maturity
 Amount                                               Ratings*    Rate     Date    Value
---------                                             --------- -------- -------- --------
          Municipal Bonds--95.3%
          Alabama--4.7%
$400,000  Montgomery Medical Clinic Board Health
          Care Facilities Revenue, (Jackson Hospital
          and Clinic)................................ Baa2/BBB-   5.25%  3/01/36  $358,223
                                                                                  --------
          Alaska--0.1%
  10,000  Alaska Housing Finance Corp., Series A-2...  Aaa/AAA    5.75   6/01/24    10,060
                                                                                  --------
          California--5.9%
 300,000  Golden State Tobacco Securitization
          Corp., Enhanced Tobacco Settlement, FGIC
          Insured+...................................   A2/A      5.00   6/01/38   280,593
 200,000  Golden State Tobacco Securitization Corp.,
          California Tobacco Settlement Revenue,
          Series A-1................................. Baa3/BBB    5.75   6/01/47   169,500
                                                                                  --------
                                                                                   450,093
                                                                                  --------
          Colorado--3.2%
 250,000  Public Authority for Colorado Energy &
          Natural Gas................................   A1/A      6.50   11/15/38  244,155
                                                                                  --------
          Connecticut--0.8%
  65,000  Eastern Connecticut Resource Recovery
          Authority, Solid Waste Revenue,
          (Waste Management), Series A...............  NR/BBB     5.50   1/01/20    62,275
                                                                                  --------
          Florida--3.1%
 100,000  Seminole Indian Tribe of Florida, Series A.  Ba1/BBB    5.25   10/01/27   90,669
 150,000  Seminole Indian Tribe of Florida, Series A.  Ba1/BBB    5.50   10/01/24  142,118
                                                                                  --------
                                                                                   232,787
                                                                                  --------
          Georgia--0.5%
  25,000  Georgia State Housing & Finance Revenue
          Authority, (Single Family), Series D-2.....  Aa2/AAA    5.10   12/01/20   25,291

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2008 (Unaudited)

                                                          Moody's
Principal                                                   /S&p    Interest Maturity
 Amount                                                   Ratings*    Rate     Date    Value
---------                                                 --------- -------- -------- --------
          Municipal Bonds (Continued)
$ 10,000  Richmond County, Georgia, Development
          Authority, (International Paper Co. Project)... Baa3/BBB    5.80%  12/01/20 $  9,606
                                                                                      --------
                                                                                        34,897
                                                                                      --------
          Idaho--0.1%
  10,000  Idaho Housing & Financing Association,
          Series G-2.....................................  Aaa/NR     5.35   7/01/18    10,187
                                                                                      --------
          Illinois--4.5%
 300,000  Illinois Finance Authority, (Chicago Charter
          School Project)................................  NR/BBB     5.00   12/01/36  245,313
 100,000  Illinois Housing Development Authority,
          Series E2......................................  Aa2/AA     5.60   8/01/32   100,034
                                                                                      --------
                                                                                       345,347
                                                                                      --------
          Kansas--2.7%
 125,000  Sedgwick & Shawnee Counties, Kansas, Single
          Family Revenue, Series A-1, GNMA/FNMA
          Insured+.......................................  Aaa/NR     5.75   12/01/37  119,183
  85,000  Sedgwick & Shawnee Counties, Kansas, Single
          Family Revenue, Series A-2, GNMA/FNMA
          Insured+.......................................  Aaa/NR     5.75   12/01/37   82,831
                                                                                      --------
                                                                                       202,014
                                                                                      --------
          Louisiana--3.6%
  10,000  East Baton Rouge Mortgage Finance
          Authority, Series A, GNMA/FNMA
          Insured+.......................................  Aaa/NR     5.70   10/01/33   10,108
 300,000  Saint John Baptist Parish, Louisiana, Revenue,
          Marathon Oil Corp., Series A................... Baa1/BBB+   5.13   6/01/37   268,140
                                                                                      --------
                                                                                       278,248
                                                                                      --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2008 (Unaudited)

                                                         Moody's
Principal                                                  /S&P    Interest Maturity
 Amount                                                  Ratings*    Rate     Date     Value
---------                                                --------- -------- -------- ----------
          Municipal Bonds (Continued)
          Massachusetts--13.1%
$300,000  Massachusetts Health & Educational Facilities
          Authority, (Dana-Farber Cancer Institute),
          Series K......................................   A1/A      5.00%  12/01/37 $  292,763
 300,000  Massachusetts Health & Educational Facilities
          Authority, (Milford Medical), Series E........ Baa3/BBB-   5.00   7/15/32     254,313
 250,000  Massachusetts Health & Educational Facilities
          Authority, (UMass Memorial), Series D......... Baa2/BBB    5.00   7/01/33     216,388
 250,000  Massachusetts State Development Finance
          Agency, (Wheelock College), Series C..........  NR/BBB     5.25   10/01/37    237,458
                                                                                     ----------
                                                                                      1,000,922
                                                                                     ----------
          Mississippi--3.6%
 300,000  Mississippi Business Finance Commission,
          (Northrop Grunman)............................ Baa1/BBB+   4.55   12/01/28    276,699
                                                                                     ----------
          Missouri--1.7%
 130,000  Missouri Higher Education Loan Authority,
          Series B......................................  Aaa/AAA    5.10   1/15/22     130,042
                                                                                     ----------
          Nebraska--0.1%
   5,000  Nebraska Investment Finance Authority,
          (Single Family Housing), Series A, GNMA
          Insured+......................................  NR/AAA     5.65   9/01/29       5,001
                                                                                     ----------
          New Hampshire--2.3%
 200,000  New Hampshire Health & Educational
          Facilities Authority, (Catholic Medical
          Center)....................................... Baa1/BBB+   5.00   7/01/36     175,232
                                                                                     ----------
          New Jersey--0.1%
  10,000  New Jersey State Housing & Mortgage Finance
          Authority, MBIA Insured+......................  Aaa/AA     5.85   4/01/29      10,034
                                                                                     ----------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2008 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date    Value
---------                                             -------- -------- -------- --------
          Municipal Bonds (Continued)
          New Mexico--0.3%
$ 20,000  New Mexico Mortgage Finance Authority,
          (Single Family Mortgage), Series B-3, GNMA/
          FNMA/FHLMC Insured+........................  NR/AAA    5.15%  9/01/28  $ 20,390
                                                                                 --------
          New York--2.9%
 250,000  Seneca Nation Indians Capital Improvements
          Authority, Series A........................  NR/BB     5.00   12/01/23  217,775
                                                                                 --------
          North Carolina--0.2%
  15,000  North Carolina Housing Finance Agency,
          Series VV..................................  Aa2/AA    5.25   3/01/17    15,153
                                                                                 --------
          North Dakota--3.0%
 250,000  Ward County, North Dakota, Healthcare
          Facilities, (Trinity Health)............... NR/BBB+    5.13   7/01/29   229,803
                                                                                 --------
          Ohio--2.4%
 200,000  Buckeye Tobacco Settlement Financing
          Authority, Series A-2...................... Baa3/BBB   6.50   6/01/47   182,020
                                                                                 --------
          Oklahoma--0.7%
  20,000  Oklahoma Housing Finance Agency,
          Series A-2, GNMA Insured+..................  Aaa/NR    5.35   3/01/27    20,399
  35,000  Oklahoma State Student Loan Authority,
          Series A1, MBIA Insured+...................  A2/AA     5.30   12/01/32   33,931
                                                                                 --------
                                                                                   54,330
                                                                                 --------
          Oregon--0.3%
  25,000  Oregon State Housing & Community Services
          Department, (Single Family Mortgage),
          Series H...................................  Aa2/NR    5.65   7/01/28    25,034
                                                                                 --------
          Pennsylvania--6.6%
 150,000  Monroe County, Pennsylvannia Hospital
          Authority, (Pocono Medical Center)......... NR/BBB+    5.13   1/01/37   132,926

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2008 (Unaudited)

                                                         Moody's
Principal                                                  /S&P    Interest Maturity
 Amount                                                  Ratings*    Rate     Date    Value
---------                                                --------- -------- -------- --------
          Municipal Bonds (Continued)
$400,000  Pennsylvania Higher Educational Facilities
          Authority, (Philadelphia University).......... Baa2/BBB    5.00%  6/01/30  $368,475
                                                                                     --------
                                                                                      501,401
                                                                                     --------
          Puerto Rico--2.2%
 200,000  Puerto Rico Industrial, Tourist, Educational,
          Medical & Environmental Control Facilities
          Financing Authority, (Ana Mendez
          University)...................................  NR/BBB-    5.00   3/01/36   171,230
                                                                                     --------
          South Carolina--2.5%
 170,000  Tobacco Settlement Revenue Management
          Authority, Series B........................... Baa3/BBB    6.38   5/15/30   192,030
                                                                                     --------
          Tennessee--9.2%
 200,000  Johnson City Health & Educational Facilities
          Board, (Mountain States)...................... Baa1/BBB+   5.50   7/01/36   185,752
 250,000  Sullivan County Health, Educational &
          Housing Facilities Board, (Wellmont Health
          System).......................................  NR/BBB+    5.25   9/01/36   224,638
 300,000  Tennessee Energy Acquisition Corp. Gas
          Revenue, Series A.............................  Aa3/AA-    5.25   9/01/18   293,894
                                                                                     --------
                                                                                      704,284
                                                                                     --------
          Texas--8.0%
 225,000  Gulf Coast Waste Disposal Authority
          (International Paper), Series A............... Baa3/BBB    6.10   8/01/24   217,391
 200,000  Gulf Coast Waste Disposal Authority (Waster
          Management), Series A.........................  NR/BBB     5.20   5/01/28   173,836
 250,000  Texas Municipal Gas Acquisition and Supply
          Corp., Series A...............................   A1/A      5.25   12/15/23  221,810
                                                                                     --------
                                                                                      613,037
                                                                                     --------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2008 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest  Maturity
 Amount                                                 Ratings*   Rate      Date     Value
---------                                               -------- --------  -------- ----------
          Municipal Bonds (Continued)
          Utah--0.1%
$  5,000  Utah Housing Corp., (Single Family Mortgage
          Revenue), Series C-2, Class II, FHA
          Insured+.....................................  Aa2/AA    5.25%   7/01/23  $    5,101
                                                                                    ----------
          Vermont--3.3%
 300,000  Vermont Educational & Health Buildings
          Financing Agency, (Fletcher Allen Hospital),
          Series A..................................... Baa1/BBB   4.75    12/01/36    253,440
                                                                                    ----------
          Washington--1.0%
  40,000  Tobacco Settlement Authority of
          Washington................................... Baa3/BBB   6.63    6/01/32      40,088
  35,000  Washington State Housing Finance
          Commission, Series 1A, GNMA/FNMA
          Insured+.....................................  Aaa/NR    5.25    12/01/18     35,168
                                                                                    ----------
                                                                                        75,256
                                                                                    ----------
          Wisconsin--2.5%
 200,000  Wisconsin Health & Educational Facilities
          Authority, Series A.......................... NR/BBB+    5.38    2/15/34     188,462
                                                                                    ----------
          Total Municipal Bonds
          (Cost $ 8,018,236)...........................                              7,274,962
                                                                                    ----------
          Money Market Fund--3.7%
 284,910  BNY Hamilton New York AMT-Free
          Municipal Money Fund (Hamilton Shares)
          (Cost $ 284,910).............................            1.54(a)             284,910
                                                                                    ----------
          Total Investments
          (Cost $8,303,146)(b)--99.0%..................                              7,559,872
          Other assets less liabilities--1.0%..........                                 72,651
                                                                                    ----------
          Net Assets--100.0%...........................                             $7,632,523
                                                                                    ----------

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

         June 30, 2008 (Unaudited)

FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Administration.
FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association.
GNMA  Government National Mortgage Association.
MBIA  Municipal Bond Investor Assurance.
NR    Not Rated.
*     Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)   Represents annualized 7 day yield at June 30, 2008.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008, net unrealized depreciation was $743,274 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $10,221 and aggregate gross unrealized depreciation of $753,495.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)


Principal
 Amount                              Value
---------                           --------
          Mortgage-Backed
          Securities--37.9%
          Federal Home Loan Mortgage Corp.--21.1%
$  1,199  Gold Pool #E20195
          7.50%, 9/01/10........... $  1,240
     160  Gold Pool #G10573
          7.50%, 9/01/11...........      166
   3,281  Gold Pool #E65603
          7.00%, 10/01/11..........    3,424
   6,355  Gold Pool #G10764
          6.50%, 12/01/12..........    6,613
  11,552  Gold Pool #E68391
          7.00%, 12/01/12..........   12,118
  10,353  Gold Pool #C90017
          6.50%, 4/01/13...........   10,818
  56,515  Gold Pool #E00635
          6.50%, 3/01/14...........   58,821
  28,753  Gold Pool #E00720
          6.00%, 7/01/14...........   29,460
   3,009  Pool #275438
          7.50%, 8/01/16...........    3,218
  16,369  Pool #170215
          8.00%, 2/01/17...........   17,537
  13,500  Gold Pool #C90188
          7.00%, 10/01/17..........   14,300
   2,038  Pool #555217
          8.50%, 10/01/18..........    2,198
  47,695  Gold Pool #D93193
          6.50%, 3/01/19...........   49,747
 924,977  Gold Pool #G12088
          4.50%, 5/01/19...........  904,281
  52,277  Gold Pool #B15080
          3.50%, 6/01/19...........   48,462
 400,000  Pool TBA
          4.50%, 7/16/19...........  386,813

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed Securities
           (Continued)
$1,076,457 Gold Pool #G12089
           5.00%, 11/01/19... $1,073,946
   415,983 Gold Pool #B19238
           4.50%, 5/01/20....    404,595
     7,076 Gold Pool #C90349
           8.00%, 7/01/20....      7,666
   179,752 Gold Pool #G12091
           5.50%, 10/01/20...    181,636
   535,098 Gold Pool #G12394
           5.00%, 5/01/21....    531,174
 1,017,848 Gold Pool #G18171
           5.00%, 3/01/22....  1,006,669
   326,753 Gold Pool #C90562
           6.00%, 7/01/22....    333,914
    40,747 Gold Pool #D51845
           5.50%, 4/01/24....     40,440
     3,151 Gold Pool #C80166
           7.50%, 4/01/24....      3,412
    32,337 Gold Pool #D54110
           7.50%, 6/01/24....     35,020
    18,586 Gold Pool #G00331
           7.00%, 12/01/24...     19,691
    10,235 Gold Pool #C00453
           6.50%, 4/01/26....     10,669
     5,689 Gold Pool #D76456
           7.50%, 12/01/26...      6,164
     3,423 Gold Pool #G00752
           7.50%, 8/01/27....      3,709
    57,924 Gold Pool #C20273
           6.00%, 6/01/28....     59,070
     3,863 Gold Pool #C00664
           7.50%, 9/01/28....      4,183

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                Value
----------                           ----------
           Mortgage-Backed Securities
           (Continued)
$   10,324 Gold Pool #C00658 6.50%,
           10/01/28................. $   10,753
    25,035 Gold Pool #C19286 6.00%,
           12/01/28.................     25,527
     5,900 Gold Pool #C20338 6.00%,
           1/01/29..................      6,016
   139,248 Gold Pool #G01169 5.50%,
           1/01/30..................    138,269
    12,775 Gold Pool #C01024 7.50%,
           7/01/30..................     13,800
    41,049 Gold Pool #C61574 5.50%,
           12/01/31.................     40,709
    67,308 Gold Pool #C62800 6.00%,
           1/01/32..................     68,526
   711,112 Gold Pool #C69955 6.50%,
           8/01/32..................    739,098
   278,052 Gold Pool #C70842 6.00%,
           9/01/32..................    282,739
    59,902 Pool #789922 5.49%,
           10/01/32 FRN.............     60,583
   264,771 Gold Pool #C76042 6.00%,
           1/01/33..................    269,234
    45,686 Pool #1B0809 4.76%,
           4/01/33 FRN..............     46,190
   199,417 Gold Pool #G01564 6.00%,
           4/01/33..................    203,027
 3,579,090 Gold Pool #A15088 5.50%,
           10/01/33.................  3,546,097
    48,670 Pool #781071 5.18%,
           11/01/33 FRN.............     48,250
    64,960 Pool #781681 4.71%,
           6/01/34 FRN..............     64,949

Principal
 Amount                                Value
----------                           ----------
           Mortgage-Backed Securities
           (Continued)
$   45,577 Pool #781884 5.15%,
           8/01/34 FRN.............. $   45,932
    99,243 Gold Pool #G08006 6.00%,
           8/01/34..................    100,636
    63,352 Pool #1B2692 4.47%,
           12/01/34 FRN.............     64,244
   121,865 Pool #1L0125 5.03%,
           12/01/34 FRN.............    123,362
   273,744 Gold Pool #G01740 5.50%,
           12/01/34.................    270,707
    26,881 Pool #782548 4.99%,
           6/01/35 FRN..............     26,908
 2,159,857 Gold Pool #G08061 5.50%,
           6/01/35..................  2,133,872
    64,112 Gold Pool #G01919 4.00%,
           9/01/35..................     58,202
    39,779 Gold Pool #A47056 5.00%,
           9/01/35..................     38,251
 5,361,501 Gold Pool #A47040 5.00%,
           9/01/35..................  5,155,524
   168,930 Gold Pool #A37615 5.50%,
           9/01/35..................    166,897
    67,680 Gold Pool #G08088 6.50%,
           10/01/35.................     69,921
    50,346 Pool #972200 5.47%,
           3/01/36 FRN..............     51,312
   492,214 Gold Pool #G02109 6.00%,
           3/01/36..................    498,358
    44,674 Pool #1L1415 6.10%,
           6/01/36 FRN..............     45,426
   491,761 Gold Pool #G02645 4.50%,
           1/01/37..................    456,579

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                  Value
----------                            -----------
           Mortgage-Backed Securities
           (Continued)
$  259,257 Gold Pool #A62981
           7.00%, 7/01/37............ $   272,089
   397,590 Pool #1B7484
           5.69%, 8/01/37 FRN........     403,702
 1,443,770 Gold Pool #G03956
           6.00%, 2/01/38............   1,459,985
                                      -----------
                                       22,276,848
                                      -----------
           Federal National Mortgage
           Association--13.8%
     6,433 Pool #303851
           7.00%, 4/01/11............       6,663
     2,595 Pool #313895
           6.50%, 12/01/12...........       2,703
     3,957 Pool #50820
           8.00%, 2/01/13............       4,192
    50,010 Pool #449294
           5.50%, 2/01/14............      50,869
    54,618 Pool #190663
           7.00%, 3/01/14............      57,965
    27,607 Pool #598032
           6.00%, 8/01/14............      28,327
       162 Pool #527268
           7.00%, 11/01/14...........         170
    53,469 Pool #535633
           5.50%, 12/01/14...........      54,387
    34,814 Pool #535377
           8.00%, 6/01/15............      36,723
    32,700 Pool #553721
           8.50%, 9/01/15............      36,351
       125 Pool #350055
           8.00%, 4/01/16............         126

Principal
 Amount                      Value
---------                   --------
          Mortgage-Backed Securities
          (Continued)
$  6,311  Pool #6222
          9.00%, 4/01/16... $  6,495
   6,521  Pool #408241
          6.00%, 2/01/18...    6,675
  85,709  Pool #713562
          5.00%, 4/01/18...   85,716
 112,195  Pool #254802
          4.50%, 7/01/18...  109,720
 212,129  Pool #254044
          6.50%, 10/01/21..  220,666
 100,492  Pool #254232
          6.50%, 3/01/22...  104,440
  18,125  Pool #50544
          8.00%, 3/01/22...   19,665
   6,617  Pool #50774
          7.00%, 8/01/23...    7,024
  10,011  Pool #406605
          6.00%, 5/01/24...   10,191
  14,306  Pool #326556
          6.50%, 10/01/25..   14,896
  50,117  Pool #335054
          6.00%, 1/01/26...   51,255
   4,014  Pool #313275
          7.50%, 4/01/26...    4,339
  27,160  Pool #545646
          7.00%, 9/01/26...   28,833
   2,450  Pool #421027
          7.50%, 11/01/26..    2,645
  13,847  Pool #251498
          6.50%, 2/01/28...   14,409
  36,303  Pool #494507
          5.00%, 11/01/28..   35,155

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                              Value
---------                           --------
          Mortgage-Backed Securities
          (Continued)
$  9,313  Pool #252333 6.00%,
          1/01/29.................. $  9,514
  14,850  Pool #252211 6.00%,
          1/01/29..................   15,124
   8,049  Pool #323824 8.00%,
          5/01/29..................    8,749
   1,607  Pool #253395 8.50%,
          7/01/30..................    1,768
   1,915  Pool #190312 6.50%,
          4/01/31..................    1,989
   1,561  Pool #589646 6.50%,
          6/01/31..................    1,622
 218,910  Pool #618250 6.00%,
          1/01/32..................  222,599
 104,940  Pool #661452 6.50%,
          7/01/32..................  108,974
  47,334  Pool #654260 4.94%,
          11/01/32 FRN.............   47,559
 108,242  Pool #703726 5.00%,
          2/01/33..................  104,821
 459,054  Pool #789291 4.50%,
          5/01/33..................  429,391
  44,494  Pool #705118 4.94%,
          5/01/33 FRN..............   44,910
 138,253  Pool #695403 5.00%,
          6/01/33..................  133,330
 164,258  Pool #720021 5.50%,
          8/01/33..................  162,868
  39,119  Pool #722777 4.01%,
          9/01/33 FRN..............   39,136
  90,926  Pool #746299 4.11%,
          9/01/33 FRN..............   90,944

Principal
 Amount                                Value
----------                           ----------
           Mortgage-Backed Securities
           (Continued)
$  144,836 Pool #741897 5.00%,
           10/01/33................. $  139,724
    67,023 Pool #756744 5.00%,
           12/01/33.................     64,657
    86,196 Pool #757503 5.50%,
           2/01/34..................     85,305
   376,010 Pool #769807 5.50%,
           3/01/34..................    372,830
   556,960 Pool #725314 5.00%,
           4/01/34..................    537,304
    47,263 Pool #767342 5.10%,
           8/01/34 FRN..............     46,991
   376,958 Pool #725762 6.00%,
           8/01/34..................    382,487
    74,537 Pool #725866 4.50%,
           9/01/34..................     69,334
   238,913 Pool #725773 5.50%,
           9/01/34..................    236,444
    45,971 Pool #803594 4.79%,
           10/01/34 FRN.............     46,615
   279,335 Pool #255412 6.00%,
           10/01/34.................    282,908
    50,202 Pool #735171 5.05%,
           1/01/35 FRN..............     50,849
 1,352,471 Pool #735224 5.50%,
           2/01/35..................  1,341,032
   173,107 Pool #798084 6.00%,
           2/01/35..................    175,322
 1,214,825 Pool #735503 6.00%,
           4/01/35..................  1,232,643
   147,784 Pool #828451 5.23%,
           6/01/35 FRN..............    147,274

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                 Value
----------                           -----------
           Mortgage-Backed Securities
           (Continued)
$  200,932 Pool #837926 4.85%,
           8/01/35 FRN.............. $   202,945
    29,383 Pool #841031 5.28%,
           11/01/35 FRN.............      29,302
    68,903 Pool #848368 5.13%,
           12/01/35 FRN.............      69,416
   205,599 Pool #745275 5.00%,
           2/01/36..................     197,764
   673,996 Pool #831679 6.50%,
           8/01/36..................     694,835
    97,024 Pool #903165 5.90%,
           11/01/36 FRN.............      98,677
   159,342 Pool #907896 5.85%,
           12/01/36 FRN.............     160,549
    27,566 Pool #922886 5.93%,
           2/01/37 FRN..............      28,098
   279,506 Pool #910181 5.68%,
           3/01/37 FRN..............     284,174
 1,030,444 Pool #888608 6.00%,
           5/01/37..................   1,041,050
 1,692,977 Pool #918554 5.50%,
           6/01/37..................   1,670,892
   956,451 Pool #937346 6.50%,
           6/01/37..................     985,819
   333,022 Pool #923384 7.00%,
           6/01/37..................     349,453
 1,091,076 Pool #940624 6.00%,
           8/01/37..................   1,102,074
                                     -----------
                                      14,550,665
                                     -----------
           Government National Mortgage
           Association--3.0%
       240 Pool #359959 6.50%,
           12/15/08.................         241

Principal
 Amount                              Value
---------                           --------
          Mortgage-Backed Securities
          (Continued)
$ 47,349  Pool #421769 7.50%,
          9/15/11.................. $ 49,349
  20,606  Pool #490725 6.00%,
          10/15/13.................   21,265
  10,159  Pool #469940 6.00%,
          1/15/14..................   10,484
   2,043  Pool #434573 7.50%,
          10/15/14.................    2,147
  51,865  Pool #569502 5.00%,
          1/15/17..................   52,140
  22,345  Pool #569626 6.00%,
          2/15/17..................   23,060
  11,211  Pool #203737 8.00%,
          2/15/17..................   12,178
 337,700  Pool #596648 5.00%,
          10/15/17.................  339,490
 209,977  Pool #591765 5.00%,
          10/15/17.................  211,090
  66,006  Pool #604957 4.50%,
          1/15/19..................   64,756
  76,982  Pool #582985 4.50%,
          6/15/19..................   75,524
 310,678  Pool #649466 5.50%,
          9/15/20..................  316,306
  33,454  Pool #780021 7.50%,
          12/15/23.................   36,001
   1,831  Pool #2038 8.50%, 7/20/25    2,015
   5,498  Pool #430097 8.25%,
          10/15/26.................    6,003
   6,061  Pool #780585 8.25%,
          6/15/27..................    6,614

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                             Value
---------                        -----------
          Mortgage-Backed Securities
          (Continued)
$  2,199  Pool #412334
          7.00%, 10/15/27....... $     2,347
   3,065  Pool #2547
          6.50%, 2/20/28........       3,179
   3,138  Pool #482878
          7.00%, 12/15/28.......       3,347
  70,864  Pool #780958
          6.00%, 1/15/29........      72,309
  34,673  Pool #487634
          6.50%, 8/15/29........      36,023
     372  Pool #516531
          8.00%, 5/15/30........         408
   9,368  Pool #471763
          6.50%, 5/15/31........       9,730
   6,742  Pool #551101
          6.00%, 11/15/31.......       6,877
 273,981  Pool #622630
          5.50%, 11/15/33.......     273,801
 197,865  Pool #628058
          5.50%, 12/15/33.......     197,736
  58,899  Pool #3662
          3.50%, 5/20/34........      51,170
  71,831  Pool #781830
          5.00%, 11/15/34.......      69,873
 324,431  Pool #640904
          5.00%, 4/15/35........     315,297
 888,372  Pool #617858
          6.00%, 12/15/37.......     903,154
                                 -----------
                                   3,173,914
                                 -----------
          Total Mortgage-Backed
          Securities
          (Cost $40,059,550)....  40,001,427
                                 -----------

Principal
 Amount                              Value
----------                         ----------
           United States Government
           Agencies & Obligations--31.4%
           Federal Home Loan Banks--2.7%
$1,150,000 4.38%, 9/17/10(a)...... $1,175,535
 1,000,000 4.63%, 2/18/11(a)......  1,035,664
   300,000 5.50%, 8/13/14(a)......    318,705
   320,000 5.38%, 5/18/16(a)......    336,679
                                   ----------
                                    2,866,583
                                   ----------
           Federal Home Loan Mortgage Corp.--1.3%
   125,000 5.13%, 7/15/12.........    130,624
   825,000 5.00%, 2/16/17(a)......    840,702
   350,000 6.25%, 7/15/32(a)......    400,615
                                   ----------
                                    1,371,941
                                   ----------
           Federal National Mortgage
           Association--4.9%
   875,000 3.25%, 2/15/09.........    877,280
   100,000 7.25%, 1/15/10.........    106,356
 1,025,000 3.88%, 2/15/10(a)......  1,038,998
   850,000 6.63%, 11/15/10........    912,869
   450,000 6.00%, 5/15/11(a)......    479,181
   855,000 4.38%, 3/15/13(a)......    864,104
   365,000 5.13%, 1/02/14.........    364,201
   200,000 5.00%, 4/15/15.........    206,769
   240,000 5.00%, 3/15/16.........    244,973
    40,000 6.25%, 5/15/29.........     45,252
                                   ----------
                                    5,139,983
                                   ----------
           Tennessee Valley Authority--0.2%
   165,000 6.15%, 1/15/38.........    184,932
                                   ----------
           United States Treasury Bonds--4.6%
   200,000 8.13%, 8/15/19.........    267,125
   275,000 7.88%, 2/15/21.........    366,652
   880,000 8.00%, 11/15/21........  1,193,569

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                             Value
----------                        ----------
           United States Government
           Agencies & Obligations
           (Continued)
$  160,000 6.25%, 8/15/23........ $  190,363
   660,000 7.63%, 2/15/25........    898,941
   465,000 6.13%, 11/15/27(a)....    556,074
   695,000 5.38%, 2/15/31........    772,210
   245,000 4.50%, 2/15/36........    243,258
   120,000 4.75%, 2/15/37........    123,919
   230,000 5.00%, 5/15/37(a).....    247,178
                                  ----------
                                   4,859,289
                                  ----------
           United States Treasury Notes--17.7%
 3,325,000 4.75%, 11/15/08(a)....  3,356,949
   375,000 6.00%, 8/15/09(a).....    389,561
 1,100,000 2.13%, 1/31/10(a).....  1,094,328
 1,400,000 2.13%, 4/30/10(a).....  1,389,828
 2,075,000 5.75%, 8/15/10(a).....  2,206,796
   875,000 5.00%, 8/15/11(a).....    929,072
 1,200,000 4.88%, 2/15/12(a).....  1,272,374
   800,000 4.25%, 9/30/12(a).....    832,938
   790,000 3.38%, 11/30/12(a)....    793,456
   300,000 3.63%, 5/15/13(a).....    304,383
   430,000 4.25%, 8/15/13(a).....    448,611
   640,000 4.25%, 11/15/13(a)....    667,900
   650,000 4.00%, 2/15/14(a).....    670,363
   300,000 4.00%, 2/15/15........    308,367
   805,000 4.25%, 8/15/15(a).....    836,382
   425,000 4.50%, 2/15/16(a).....    447,080
   650,000 5.13%, 5/15/16(a).....    708,703
   230,000 4.88%, 8/15/16(a).....    246,585
 1,115,000 4.63%, 2/15/17........  1,173,885
   300,000 4.75%, 8/15/17(a).....    317,813

Principal
 Amount                                  Value
---------                             -----------
          United States Government
          Agencies & Obligations
          (Continued)
$370,000  3.50%, 2/15/18(a).......... $   356,154
                                      -----------
                                       18,751,528
                                      -----------
          Total United States
          Government Agencies &
          Obligations
          (Cost $32,677,574).........  33,174,256
                                      -----------
          Corporate Bonds--20.0%
          Aerospace/Defense--0.3%
 125,000  General Dynamics Corp.
          4.25%, 5/15/13.............     123,696
  75,000  Lockheed Martin Corp.,
          Series B
          6.15%, 9/01/36.............      74,200
 125,000  Raytheon Co.
          4.85%, 1/15/11.............     126,498
  50,000  United Technologies Corp.
          6.70%, 8/01/28.............      53,203
                                      -----------
                                          377,597
                                      -----------
          Agriculture--0.3%
 130,000  Archer-Daniels-Midland Co.
          5.45%, 3/15/18.............     126,834
 170,000  Reynolds American, Inc.
          7.63%, 6/01/16.............     177,108
                                      -----------
                                          303,942
                                      -----------
          Auto Manufacturers--0.2%
 225,000  Daimler Finance NA LLC
          6.50%, 11/15/13............     233,320
                                      -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                 Value
---------                              --------
          Corporate Bonds (Continued)
          Banks--3.2%
$275,000  Bank of America Corp.
          5.38%, 6/15/14.............. $270,083
 150,000  BB&T Corp.
          4.90%, 6/30/17..............  128,162
  75,000  Deutsche Bank AG London
          6.00%, 9/01/17..............   75,727
 250,000  European Investment Bank
          5.13%, 5/30/17..............  262,327
 200,000  Fifth Third Bank
          4.20%, 2/23/10..............  191,841
 125,000  HSBC Holdings PLC
          (Great Britain)
          6.50%, 9/15/37..............  113,948
 230,000  Inter-American Development
          Bank
          4.38%, 9/20/12..............  233,808
 150,000  Inter-American Development
          Bank
          5.13%, 9/13/16..............  157,384
  75,000  International Bank for
          Reconstruction &
          Development
          7.63%, 1/19/23..............   96,572
 150,000  JPMorgan Chase Bank NA
          6.00%, 10/01/17.............  145,716
 625,000  Kreditanstalt fuer
          Wiederaufbau (Germany)
          5.13%, 3/14/16..............  652,125
 200,000  Mercantile Bankshares Corp.
          4.63%, 4/15/13..............  190,436
 175,000  Royal Bank of Scotland
          Group PLC (Great Britain)
          5.00%, 10/01/14.............  167,704

Principal
 Amount                                  Value
---------                              ----------
          Corporate Bonds (Continued)
$ 75,000  UBS AG/Stamford
          (Switzerland)
          5.88%, 7/15/16.............. $   73,279
  45,000  U.S. Bank NA
          4.95%, 10/30/14.............     44,366
 115,000  Wachovia Bank NA
          6.60%, 1/15/38..............    100,210
 200,000  Wachovia Corp.
          5.25%, 8/01/14..............    186,218
 140,000  Wells Fargo & Co.
          5.63%, 12/11/17.............    135,456
 125,000  Wells Fargo Bank NA
          5.75%, 5/16/16..............    124,023
                                       ----------
                                        3,349,385
                                       ----------
          Beverages--0.4%
 145,000  Anheuser-Busch Cos., Inc.
          5.50%, 1/15/18..............    135,984
 175,000  Coco-Cola Enterprises, Inc.
          6.95%, 11/15/26.............    189,657
 125,000  Diageo Finance BV
          (Netherlands)
          5.30%, 10/28/15.............    121,691
                                       ----------
                                          447,332
                                       ----------
          Building Materials--0.1%
  75,000  Masco Corp.
          4.80%, 6/15/15..............     65,317
                                       ----------
          Chemicals--0.2%
 100,000  ei Du Pont de Nemours &
          Co.
          5.25%, 12/15/16.............    100,471

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                   Value
---------                                --------
          Corporate Bonds (Continued)
$100,000  Praxair, Inc.
          6.38%, 4/01/12................ $105,837
                                         --------
                                          206,308
                                         --------
          Computers--0.3%
 100,000  IBM Corp.
          4.38%, 6/01/09................  101,196
 225,000  IBM Corp.
          7.00%, 10/30/25...............  241,437
                                         --------
                                          342,633
                                         --------
          Cosmetics/Personal Care--0.1%
 125,000  Procter & Gamble Co.
          4.95%, 8/15/14................  129,095
                                         --------
          Diversified Financial Services--4.2%
  45,000  AEP Texas Central Transition
          Funding LLC
          5.31%, 7/01/21................   42,861
 100,000  Bear Stearns Cos., Inc. (The)
          5.30%, 10/30/15...............   93,603
 200,000  Capital One Bank USA NA
          5.13%, 2/15/14................  194,443
 325,000  Citigroup, Inc.
          6.00%, 2/21/12................  327,625
 135,000  Citigroup, Inc.
          6.13%, 11/21/17...............  129,560
  75,000  Citigroup, Inc.
          6.13%, 8/25/36................   63,432
 200,000  Countrywide Home Loans,
          Inc.
          4.13%, 9/15/09................  191,017
 200,000  Credit Suisse USA, Inc.
          5.38%, 3/02/16(a).............  195,126

Principal
 Amount                                    Value
---------                                 --------
          Corporate Bonds (Continued)
$135,000  General Electric Capital Corp.
          5.63%, 5/01/18................. $130,552
 275,000  General Electric Capital Corp.
          6.75%, 3/15/32.................  276,911
 225,000  Goldman Sachs Group, Inc.
          (The)
          6.60%, 1/15/12.................  231,363
 190,000  Goldman Sachs Group, Inc.
          (The)
          6.25%, 9/01/17.................  187,827
  15,000  Goldman Sachs Group, Inc.
          (The)
          5.95%, 1/18/18.................   14,399
 125,000  Goldman Sachs Group, Inc.
          (The)
          6.13%, 2/15/33.................  111,967
 325,000  HSBC Finance Corp.
          5.50%, 1/19/16.................  312,206
 250,000  Interational Lease Finance
          Corp.
          4.75%, 1/13/12.................  220,270
  35,000  Jefferies Group, Inc.
          6.45%, 6/08/27.................   27,268
 250,000  JPMorgan Chase & Co.
          5.15%, 10/01/15................  240,714
 250,000  Lehman Brothers Holdings,
          Inc.
          6.63%, 1/18/12.................  247,353
 125,000  Lehman Brothers Holdings,
          Inc.
          6.88%, 7/17/37.................  107,600
 275,000  Merrill Lynch & Co., Inc.
          6.05%, 8/15/12.................  269,147

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                  Value
---------                              ----------
          Corporate Bonds (Continued)
$ 65,000  Merrill Lynch & Co., Inc.
          6.40%, 8/28/17.............. $   60,231
 150,000  Merrill Lynch & Co., Inc.
          6.88%, 4/25/18..............    142,759
 180,000  Morgan Stanley
          4.75%, 4/01/14..............    164,021
 175,000  Morgan Stanley
          5.75%, 10/18/16.............    161,765
 100,000  SLM Corp.
          5.00%, 10/01/13.............     86,466
 225,000  Toyota Motor Credit Corp.
          5.50%, 12/15/08.............    226,028
                                       ----------
                                        4,456,514
                                       ----------
          Electric--1.5%
 175,000  ConEdison Co., Inc.
          5.30%, 3/01/35..............    148,878
 225,000  Constellation Energy Group,
          Inc.
          7.00%, 4/01/12..............    233,286
 175,000  Dominion Resources, Inc.
          5.15%, 7/15/15..............    166,774
  75,000  Duke Energy Carolinas LLC
          6.25%, 1/15/12..............     78,281
 100,000  Exelon Corp.
          4.90%, 6/15/15..............     92,013
 135,000  FirstEnergy Corp., Series B
          6.45%, 11/15/11.............    138,523
  25,000  Florida Power & Light Co.
          5.65%, 2/01/35..............     23,675
 100,000  NiSource Finance Corp.
          7.88%, 11/15/10.............    103,702
 170,000  Oncor Electric Delivery Co.
          7.00%, 9/01/22..............    165,770

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
$100,000  Pacific Gas & Electric Co.
          4.80%, 3/01/14............... $   97,442
 100,000  PacifiCorp
          5.75%, 4/01/37...............     92,939
  80,000  Progress Energy, Inc.
          7.75%, 3/01/31...............     91,680
 150,000  Southwestern Electric
          Power Co., Series F
          5.88%, 3/01/18...............    143,564
                                        ----------
                                         1,576,527
                                        ----------
          Food--0.4%
 225,000  Kraft Foods, Inc.
          6.25%, 6/01/12...............    229,857
 100,000  Kroger Co. (The)
          7.50%, 4/01/31...............    109,258
 125,000  Safeway, Inc.
          4.95%, 8/16/10...............    125,809
                                        ----------
                                           464,924
                                        ----------
          Forest Products & Paper--0.1%
 100,000  Weyerhaeuser Co.
          7.38%, 3/15/32...............     99,187
                                        ----------
          Gas--0.1%
 100,000  Southern California Gas Co.,
          Series HH
          5.45%, 4/15/18...............    100,382
                                        ----------
          Healthcare-Products--0.1%
  70,000  Johnson & Johnson
          5.95%, 8/15/37...............     72,671
                                        ----------
          Healthcare-Services--0.2%
  50,000  Quest Diagnostics, Inc.
          6.95%, 7/01/37...............     48,605

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                  Value
---------                              ----------
          Corporate Bonds (Continued)
$ 60,000  UnitedHealth Group, Inc.
          6.88%, 2/15/38.............. $   56,779
  65,000  Wellpoint, Inc.
          5.88%, 6/15/17..............     62,828
                                       ----------
                                          168,212
                                       ----------
          Insurance--1.2%
 375,000  Aegon NV (Netherlands)
          4.75%, 6/01/13..............    357,881
 125,000  Allstate Corp. (The)
          5.00%, 8/15/14..............    123,208
  85,000  American International
          Group, Inc.
          6.25%, 3/15/37..............     66,535
  75,000  Marsh & McLennan Cos.,
          Inc.
          5.88%, 8/01/33..............     62,929
 225,000  MetLife, Inc.
          5.00%, 11/24/13.............    221,356
 250,000  Prudential Financial, Inc.,
          Series B
          5.10%, 9/20/14..............    243,589
 250,000  Travelers Property Casualty
          Corp.
          5.00%, 3/15/13..............    243,672
                                       ----------
                                        1,319,170
                                       ----------
          Machinery-Construction & Mining--0.1%
 125,000  Caterpillar, Inc.
          7.30%, 5/01/31..............    143,337
                                       ----------
          Machinery-Diversified--0.2%
 150,000  Deere & Co.
          6.95%, 4/25/14..............    164,335
                                       ----------

Principal
 Amount                                    Value
---------                                ----------
          Corporate Bonds (Continued)
          Media--1.2%
$ 80,000  CBS Corp.
          7.88%, 7/30/30................ $   77,517
 300,000  Comcast Cable
          Communications LLC
          7.13%, 6/15/13................    316,274
 275,000  Cox Communications, Inc.
          7.13%, 10/01/12...............    287,033
 100,000  News America Holdings, Inc.
          7.75%, 12/01/45...............    106,707
 250,000  Time Warner, Inc.
          6.88%, 5/01/12................    255,763
  85,000  Viacom, Inc.
          6.88%, 4/30/36................     79,822
 100,000  Walt Disney Co. (The)
          6.38%, 3/01/12................    106,391
                                         ----------
                                          1,229,507
                                         ----------
          Mining--0.5%
 250,000  Alcoa, Inc.
          6.00%, 1/15/12................    250,277
 175,000  BHP Billiton Finance USA
          Ltd. (Australia)
          4.80%, 4/15/13................    170,833
 110,000  Vale Overseas Ltd.
          (Cayman Islands)
          6.25%, 1/23/17................    106,477
                                         ----------
                                            527,587
                                         ----------
          Miscellaneous Manufacturing--0.2%
 175,000  Honeywell International, Inc.
          6.13%, 11/01/11...............    185,655
                                         ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                Value
---------                             --------
          Corporate Bonds (Continued)
          Oil & Gas--0.9%
$150,000  Anadarko Petroleum Corp.
          6.45%, 9/15/36............. $148,063
  80,000  Canadian Natural Resources
          Ltd. (Canada)
          6.25%, 3/15/38.............   75,054
 125,000  Conoco, Inc.
          6.95%, 4/15/29.............  137,094
  15,000  Exxon Mobil Corp.
          8.63%, 8/15/21.............   19,685
  50,000  Hess Corp.
          7.88%, 10/01/29............   57,345
 125,000  Nexen, Inc. (Canada)
          5.88%, 3/10/35.............  111,636
 244,000  Pemex Project Funding
          Master Trust
          7.88%, 2/01/09.............  250,541
  60,000  Pemex Project Funding
          Master Trust
          6.63%, 6/15/35.............   59,196
 100,000  Valero Energy Corp.
          7.50%, 4/15/32.............  101,207
                                      --------
                                       959,821
                                      --------
          Pharmaceuticals--0.5%
 170,000  Abbott Laboratories
          5.88%, 5/15/16.............  174,905
  70,000  AstraZeneca PLC
          (Great Britain)
          6.45%, 9/15/37.............   71,263
  75,000  Bristol-Myers Squibb Co.
          5.88%, 11/15/36............   69,964
  80,000  Schering-Plough Corp.
          6.75%, 12/01/33............   81,433

Principal
 Amount                                Value
---------                             --------
          Corporate Bonds (Continued)
$150,000  Wyeth
          5.50%, 2/01/14............. $151,213
                                      --------
                                       548,778
                                      --------
          Pipelines--0.4%
  75,000  Enterprise Products
          Operating LP
          6.30%, 9/15/17.............   74,476
  75,000  Kinder Morgan Energy
          Partners LP
          6.95%, 1/15/38.............   74,439
  60,000  ONEOK Partners LP
          6.85%, 10/15/37............   58,636
 140,000  Texas Eastern
          Transmission LP
          7.30%, 12/01/10............  149,458
  75,000  TransCanada Pipelines Ltd.
          (Canada)
          6.20%, 10/15/37............   68,749
                                      --------
                                       425,758
                                      --------
          Real Estate--0.1%
  95,000  ERP Operating LP
          5.38%, 8/01/16.............   86,277
                                      --------
          Real Estate Investment Trusts--0.2%
 100,000  Realty Income Corp.
          5.95%, 9/15/16.............   89,997
 150,000  Simon Property Group LP
          5.25%, 12/01/16............  137,805
                                      --------
                                       227,802
                                      --------
          Retail--0.7%
 100,000  CVS Caremark Corp.
          5.75%, 6/01/17.............   98,355

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                 Value
---------                              --------
          Corporate Bonds (Continued)
$100,000  Home Depot, Inc.
          5.40%, 3/01/16.............. $ 91,825
 200,000  Macys Retail Holdings, Inc.
          7.00%, 2/15/28..............  169,898
 100,000  Target Corp.
          5.88%, 3/01/12..............  104,219
  75,000  Wal-Mart Stores, Inc.
          4.13%, 2/15/11..............   75,513
 200,000  Wal-Mart Stores, Inc.
          5.25%, 9/01/35..............  173,763
                                       --------
                                        713,573
                                       --------
          Savings & Loans--0.1%
  75,000  Washington Mutual Bank
          5.13%, 1/15/15..............   57,750
                                       --------
          Software--0.1%
 150,000  Oracle Corp.
          5.75%, 4/15/18..............  149,872
                                       --------
          Telecommunications--1.6%
 100,000  AT&T Corp.
          8.00%, 11/15/31.............  114,800
 250,000  AT&T, Inc.
          5.10%, 9/15/14..............  245,067
 100,000  BellSouth Corp.
          6.55%, 6/15/34..............   96,578
  25,000  British Telecom PLC
          (Great Britain)
          9.13%, 12/15/30(b)..........   30,052
 215,000  Deutsche Telekom
          International Finance BV
          (Netherlands)
          8.50%, 6/15/10(c)...........  227,446

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
$100,000  GTE Corp.
          6.94%, 4/15/28............... $   99,000
 250,000  Koninklijke KPN NV
          (Netherlands)
          8.00%, 10/01/10..............    264,509
 100,000  New Cingular Wireless
          Services, Inc.
          7.88%, 3/01/11...............    106,466
 115,000  Qwest Corp.
          6.88%, 9/15/33...............     94,875
 100,000  Telecom Italia Capital SA
          (Luxembourg)
          5.25%, 10/01/15..............     91,516
  75,000  Telefonica Emisiones SAU
          (Spain)
          7.05%, 6/20/36...............     76,969
  90,000  Verizon Global Funding
          Corp.
          7.75%, 12/01/30..............     96,685
  55,000  Vodafone Group PLC
          (Great Britain)
          5.63%, 2/27/17...............     52,980
 125,000  Vodafone Group PLC
          (Great Britain)
          7.88%, 2/15/30...............    137,331
                                        ----------
                                         1,734,274
                                        ----------
          Transportation--0.3%
 100,000  Burlington Northern Santa Fe
          Corp.
          7.95%, 8/15/30...............    113,923
  50,000  Norfolk Southern Corp.
          7.05%, 5/01/37...............     54,016

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                   Value
---------                              -----------
          Corporate Bonds (Continued)
$125,000  Union Pacific Corp.
          6.63%, 2/01/29.............. $   126,719
                                       -----------
                                           294,658
                                       -----------
          Total Corporate Bonds
          (Cost $21,798,224)..........  21,161,500
                                       -----------
          Commercial Mortgage-Backed
          Securities--5.8%
 300,000  Asset Securitization Corp.,
          Series 1995-D1, Class A2
          7.59%, 7/11/27..............      20,405
 300,000  Banc of America Commercial
          Mortgage, Inc.,
          Series 2007-4, Class A4
          5.94%, 2/10/51..............     285,661
 230,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2001-TOP2, Class A2
          6.48%, 2/15/35..............     235,957
 175,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2002-TOP6, Class A2
          6.46%, 10/15/36.............     179,697
 400,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T10, Class A2
          4.74%, 3/13/40..............     387,973
 350,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T12, Class A4
          4.68%, 8/13/39..............     341,062
 225,000  Citigroup Commercial
          Mortgage Trust,
          Series 2006-C4, Class A3
          5.92%, 3/15/49..............     219,474

Principal
 Amount                                 Value
---------                              --------
          Commercial Mortgage-Backed
          Securities (Continued)
$400,000  Citigroup/Deutsche Bank
          Commercial Mortgage Trust,
          Series 2005-CD1, Class A4
          5.40%, 7/15/44.............. $385,716
  85,000  Citigroup/Deutsche Bank
          Commercial Mortgage Trust,
          Series 2006-CD2, Class A4
          5.54%, 1/15/46..............   81,075
 299,405  CS First Boston Mortgage
          Securities Corp.,
          Series 2000-C1, Class A2
          7.55%, 4/15/62..............  309,368
 375,000  CS First Boston Mortgage
          Securities Corp.,
          Series 2001-CK3, Class A4
          6.53%, 6/15/34..............  385,411
 438,422  DLJ Commercial Mortgage
          Corp.,
          Series 2000-CKP1, Class A1B
          7.18%, 11/10/33.............  454,260
 400,000  GE Capital Commercial
          Mortgage Corp.,
          Series 2002-1A, Class A3
          6.27%, 12/10/35.............  409,003
 150,000  JP Morgan Chase Commercial
          Mortgage Securities Corp.,
          Series 2004-LN2, Class A2
          5.12%, 7/15/41..............  144,569
 225,000  JP Morgan Chase Commercial
          Mortgage Securities Corp.,
          Series 2006-LDP8, Class A3B
          5.45%, 5/15/45..............  214,075

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                 Value
---------                             ----------
          Commercial Mortgage-Backed
          Securities (Continued)
$350,000  JP Morgan Chase Commercial
          Mortgage Securities Corp.,
          Series 2007-CB18, Class A4
          5.44%, 6/12/47............. $  325,534
 700,000  LB-UBS Commercial
          Mortgage Trust,
          Series 2004-C7, Class A6
          4.79%, 10/15/29............    663,291
 475,000  LB-UBS Commercial
          Mortgage Trust,
          Series 2003-C3, Class A4
          4.17%, 5/15/32.............    455,400
 375,000  Merrill Lynch Mortgage
          Trust,
          Series 2005-CK11, Class A6
          5.24%, 11/12/37............    361,949
 113,819  Morgan Stanley Dean Witter
          Capital I,
          Series 2001-TOP1, Class A4
          6.66%, 2/15/33.............    116,922
 150,000  Wachovia Bank Commercial
          Mortgage Trust,
          Series 2006-C28, Class A3
          5.68%, 10/15/48............    144,549
                                      ----------
          Total Commercial
          Mortgage Backed
          Securities
          (Cost $6,349,652)..........  6,121,351
                                      ----------

Principal
 Amount                                   Value
---------                               ----------
          Foreign Government Agencies
          & Obligations--1.8%
$100,000  British Columbia Province of
          Canada (Canada)
          5.38%, 10/29/08(a)........... $  100,850
 201,000  Mexico Government
          International Bond (Mexico)
          5.63%, 1/15/17(a)............    203,111
  90,000  Mexico Government
          International Bond (Mexico)
          6.75%, 9/27/34...............     95,490
 175,000  Province of Quebec (Canada)
          5.75%, 2/15/09(a)............    177,816
 125,000  Province of Quebec (Canada)
          5.13%, 11/14/16..............    128,301
 400,000  Republic of Brazil (Brazil)
          6.00%, 1/17/17...............    407,800
 275,000  Republic of Chile (Chile)
          5.50%, 1/15/13...............    284,653
 125,000  Republic of Hungary
          (Hungary)
          4.75%, 2/03/15...............    121,567
  50,000  Republic of Italy (Italy)
          4.50%, 1/21/15...............     50,292
 155,000  Republic of Italy (Italy)
          5.25%, 9/20/16...............    163,355
 200,000  Republic of Korea
          (South Korea)
          4.88%, 9/22/14...............    195,779
                                        ----------
          Total Foreign
          Government Agencies &
          Obligations
          (Cost $1,939,845)............  1,929,014
                                        ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2008 (Unaudited)

Principal
 Amount                                 Value
---------                             ----------
          Asset-Backed Securities--1.0%
          Automotive--0.1%
$ 90,000  Chase Manhattan Auto
          Owner Trust,
          Series 2006-A, Class A4
          5.36%, 1/15/13............. $   91,659
                                      ----------
          Diversified Financial Services--0.9%
 875,000  BA Master Credit Card
          Trust II,
          Series 1999-J, Class A
          7.00%, 2/15/12.............    910,456
                                      ----------
          Total Asset-Backed
          Securities
          (Cost $1,022,914)..........  1,002,115
                                      ----------
          Trust Preferred Bonds--0.2%
          Banks--0.1%
 125,000  BAC Capital Trust XI
          6.63%, 5/23/36.............    115,230
                                      ----------
          Diversified Financial Services--0.1%
 100,000  Citigroup Capital XXI
          8.30%, 12/21/57............     94,433
  50,000  JP Morgan Chase Capital XX
          6.55%, 9/29/36.............     43,241
                                      ----------
                                         137,674
                                      ----------
          Total Trust Preferred
          Bonds
          (Cost $276,509)............    252,904
                                      ----------
          Municipal Bond--0.2%
          General Obligations--0.2%
 205,000  Illinois State
          5.10%, 6/01/33
          (Cost $198,194)............    192,975
                                      ----------

Number of
 Shares                                          Value
----------                                   ------------
           Money Market Fund--1.5%
 1,590,953 BNY Hamilton Money Fund
           (Institutional Shares), 2.51%(d)
           (Cost $1,590,953)................ $  1,590,953
                                             ------------
           Investment of Cash
           Collateral for Securities
           Loaned--21.0%
           Money Market Fund--21.0%
22,144,764 BNY Institutional Cash
           Reserve Fund, 2.62%(e)
           (Cost $22,144,764)(f)............   22,144,764
                                             ------------
           Total Investments
           (Cost $128,058,179)(g)--
           120.8%...........................  127,571,259
           Liabilities in excess of other
           assets--(20.8%)..................  (21,933,157)
                                             ------------
           Net Assets--100.0%............... $105,638,102
                                             ------------

(a)Security, or a portion thereof, was on loan at June 30, 2008.
(b)The coupon on this security varies along with its rating. For each rating downgrade below A3/BBB+ by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.00%. The security currently rated Baa1/BBB+.
(c)The coupon on this security along with its rating. If its rating falls below single A by either Moody's Standard & Poors, the coupon steps up 50 basis points. If previous situation occurs, and then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated Baa1/BBB+.
(d)Represents annualized 7 day yield at June 30, 2008.
(e)Interest rate shown reflects the yield as of June 30, 2008.
(f)At June 30, 2008, the total market value of the Fund's securities on loan was $21,759,859 and the total value of the collateral held by the Fund was $22,144,764.
(g)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008, net unrealized depreciation was $486,920 based on cost for Federal income tax Purposes. This consisted of aggregate gross unrealized appreciation of $1,049,441 and aggregate gross unrealized depreciation of $1,536,361.

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Assets and Liabilities

         June 30, 2008 (Unaudited)


                                                                                                           Intermediate
                                                                    Core Bond    Enhanced     High Yield    Government
                                                                      Fund      Income Fund      FUND          Fund
                                                                  ------------  -----------  ------------  ------------
Assets:
----------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost............................. $356,564,238  $17,845,056  $157,127,878  $112,547,468
  Affiliated investments at cost.................................   88,186,484    3,440,227    20,882,803     1,714,943
----------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value.....................  350,498,626   17,127,003   149,996,998   112,885,690
  Affiliated investments at market value, (including securities
   on loan) (Note 4).............................................   88,186,484    3,440,227    20,882,803     1,714,943
  Receivables:
   Investments sold..............................................    3,543,148      996,622       231,590        59,062
   Interest......................................................    3,003,634       54,112     3,109,556     1,104,912
   Capital stock sold............................................    1,226,362      102,960       510,042        26,424
   Interest on securities lending................................       28,173          458         6,945            --
   Due from Advisor..............................................           --        2,830            --            --
  Other assets...................................................        2,830        8,597         7,948         7,090
                                                                  ------------  -----------  ------------  ------------
   Total Assets..................................................  446,489,257   21,732,809   174,745,882   115,798,121
                                                                  ------------  -----------  ------------  ------------
Liabilities:
  Due to Custodian...............................................           --        6,869            --            --
  Payables:
   Collateral for securities on loan (Note 4)....................   84,480,618      394,138    10,557,701            --
   Investments purchased.........................................    3,408,209      996,622     1,207,533            --
   Services provided by The Bank of New York Mellon..............      185,053        8,693       101,917        48,466
   Capital stock repurchased.....................................      134,421           --       147,077        50,563
   Dividends.....................................................           --       12,683       280,228            --
  Accrued expenses and other liabilities.........................       62,385       41,573        56,395        33,736
                                                                  ------------  -----------  ------------  ------------
   Total Liabilities.............................................   88,270,686    1,460,578    12,350,851       132,765
                                                                  ------------  -----------  ------------  ------------
Net Assets:...................................................... $358,218,571  $20,272,231  $162,395,031  $115,665,356
                                                                  ------------  -----------  ------------  ------------
Sources Of Net Assets:
  Capital stock @ par............................................ $     36,877  $    11,442  $     18,194  $     11,614
  Paid-in capital................................................  381,020,765   29,022,175   186,764,033   117,068,589
  Undistributed net investment income (loss).....................     (843,190)      48,608    (1,088,875)     (756,944)
  Accumulated net realized loss on investments and foreign
   currency transactions.........................................  (15,930,281)  (8,091,932)  (16,167,441)     (996,125)
  Net unrealized appreciation/depreciation on investments
   and foreign currency transactions.............................   (6,065,600)    (718,062)   (7,130,880)      338,222
                                                                  ------------  -----------  ------------  ------------
Net Assets:...................................................... $358,218,571  $20,272,231  $162,395,031  $115,665,356
                                                                  ------------  -----------  ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2008 (Unaudited)


                                                                                                Intermediate
                                                          Core Bond    Enhanced     High Yield   Government
                                                            Fund      Income Fund      FUND         Fund
                                                         ------------ ------------ ------------ ------------
Class A Shares:
  Net assets............................................ $  1,425,122 $  1,505,974 $    759,694 $  5,979,892
                                                         ------------ ------------ ------------ ------------
  Shares outstanding....................................      146,638      848,575       85,176      601,035
                                                         ------------ ------------ ------------ ------------
  Net asset value, offering price and repurchase price
   per share............................................ $       9.72 $       1.77 $       8.92 $       9.95
  Maximum sales charge--4.25% of public offering price..         0.43           --         0.40         0.44
  Maximum sales charge--1.50% of public offering price..           --         0.03           --           --
                                                         ------------ ------------ ------------ ------------
  Maximum offering price................................ $      10.15 $       1.80 $       9.32 $      10.39
                                                         ------------ ------------ ------------ ------------
Institutional Shares:
  Net assets............................................ $356,793,449 $ 18,766,257 $161,635,337 $109,685,464
                                                         ------------ ------------ ------------ ------------
  Shares outstanding....................................   36,730,474   10,593,241   18,109,211   11,013,170
                                                         ------------ ------------ ------------ ------------
  Net asset value, offering price and repurchase price
   per share............................................ $       9.71 $       1.77 $       8.93 $       9.96
                                                         ------------ ------------ ------------ ------------
-----------------------------------------------------------------------------------------------------------
  Class A Shares authorized @ $0.001 par value..........  200,000,000  400,000,000  200,000,000  200,000,000
  Institutional Shares authorized @ $0.001 par value....  200,000,000  400,000,000  200,000,000  200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2008 (Unaudited)


                                                       Intermediate
                                                         New York   Intermediate   Municipal     U.S. Bond
                                                        Tax-Exempt   Tax-Exempt  Enhanced Yield Market Index
                                                           Fund         Fund          Fund          Fund
                                                       ------------ ------------ -------------- ------------
Assets:
-----------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost.................. $110,907,982 $203,739,413   $8,018,236   $104,322,462
  Affiliated investments at cost......................    5,986,872    3,885,868      284,910     23,735,717
-----------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value..........  112,196,212  204,558,372    7,274,962    103,835,542
  Affiliated investments at market value, (including
   securities on loan) (Note 4).......................    5,986,872    3,885,868      284,910     23,735,717
  Receivables:
   Interest...........................................    1,416,839    2,787,835       98,139      1,035,263
   Capital stock sold.................................      245,000           --           --         19,238
   Interest on securities lending.....................           --           --           --          8,686
   Investments sold...................................           --           --           --         34,643
  Other assets........................................        6,701        9,746        3,847          8,107
                                                       ------------ ------------   ----------   ------------
   Total Assets.......................................  119,851,624  211,241,821    7,661,858    128,677,196
                                                       ------------ ------------   ----------   ------------
Liabilities:
  Payables:
   Investments purchased..............................    1,085,570           --           --        714,285
   Dividends..........................................       88,612      164,456        7,609        118,505
   Services provided by The Bank of New
    York Mellon.......................................       46,998      106,926        1,509         17,595
   Capital stock repurchased..........................        1,000      835,254           --         15,254
   Collateral for securities on loan (Note 4).........           --           --           --     22,144,764
  Accrued expenses and other liabilities..............       32,089       34,034       20,217         28,691
                                                       ------------ ------------   ----------   ------------
   Total Liabilities..................................    1,254,269    1,140,670       29,335     23,039,094
                                                       ------------ ------------   ----------   ------------
Net Assets:........................................... $118,597,355 $210,101,151   $7,632,523   $105,638,102
                                                       ------------ ------------   ----------   ------------
Sources Of Net Assets:
   Capital stock @ par................................ $     11,105 $     21,517   $      843   $     10,289
   Paid-in capital....................................  117,295,112  209,046,669    8,520,852    108,653,790
   Undistributed net investment income (loss).........          293        1,385           --       (634,076)
   Accumulated net realized gain (loss) on
    investments.......................................        2,615      212,621     (145,898)    (1,904,981)
   Net unrealized appreciation/depreciation on
    investments.......................................    1,288,230      818,959     (743,274)      (486,920)
                                                       ------------ ------------   ----------   ------------
Net Assets:........................................... $118,597,355 $210,101,151   $7,632,523   $105,638,102
                                                       ------------ ------------   ----------   ------------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2008 (Unaudited)

                                                   Intermediate
                                                     New York   Intermediate   Municipal     U.S. Bond
                                                    Tax-Exempt   Tax-Exempt  Enhanced Yield Market Index
                                                       Fund         Fund          Fund          Fund
                                                   ------------ ------------ -------------- ------------
Class A & Investor Shares:
  Net assets...................................... $ 16,288,519 $    577,616  $         --  $    145,450
                                                   ------------ ------------  ------------  ------------
  Shares outstanding..............................    1,524,134       59,080            --        14,172
                                                   ------------ ------------  ------------  ------------
  Net asset value, offering price and repurchase
   price per share................................ $      10.69 $       9.78  $         --  $      10.26
  Maximum sales charge--4.25% of public offering
   price..........................................         0.47         0.43            --            --
                                                   ------------ ------------  ------------  ------------
  Maximum offering price.......................... $      11.16 $      10.21  $         --  $         --
                                                   ------------ ------------  ------------  ------------
Institutional Shares:
  Net assets...................................... $102,308,836 $209,523,535  $  7,632,523  $105,492,652
                                                   ------------ ------------  ------------  ------------
  Shares outstanding..............................    9,581,140   21,457,645       843,405    10,274,444
                                                   ------------ ------------  ------------  ------------
  Net asset value, offering price and repurchase
   price per share................................ $      10.68 $       9.76  $       9.05  $      10.27
                                                   ------------ ------------  ------------  ------------
--------------------------------------------------------------------------------------------------------
Class A & Investor Shares authorized @ $0.001 par
 value............................................  200,000,000  200,000,000            --   200,000,000
Institutional Shares authorized @ $0.001 par
 value............................................  200,000,000  200,000,000   200,000,000   200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Operations

         For the six months ended June 30, 2008 (Unaudited)

                                                                          CORE BOND   ENHANCED INCOME  HIGH YIELD
                                                                            FUND           FUND           FUND
                                                                         -----------  --------------- -----------
Investment Income:
  Interest(a)........................................................... $ 8,419,293    $   561,421   $ 6,798,499
  Securities lending income (Note 4)....................................     384,743          1,962        58,218
  Interest from affiliated fund.........................................      74,480         46,573        94,752
                                                                         -----------    -----------   -----------
   Total Income.........................................................   8,878,516        609,956     6,951,469
                                                                         -----------    -----------   -----------
Expenses:
  Advisory..............................................................     886,144         14,768       473,329
  Administration........................................................     177,229         10,338        84,720
  Transfer agent........................................................      47,472         15,155        52,159
  Custodian.............................................................      47,460          7,771        12,786
  Registration and filings..............................................      24,732         20,400        22,476
  Securities lending....................................................      24,210            342         7,971
  Pricing...............................................................      16,464          2,716        16,441
  Reports to shareholders...............................................      14,783            907        11,174
  Directors.............................................................       9,181          9,054         9,154
  Legal.................................................................       8,414          2,957         7,917
  Insurance.............................................................       3,788            913         2,110
  Audit.................................................................       2,948          1,681         2,792
  12b-1 fee--Class A Shares.............................................       1,823          2,030         1,007
  Cash management.......................................................         957            288           509
  Other.................................................................      11,540          6,264         7,945
                                                                         -----------    -----------   -----------
   Total Expenses.......................................................   1,277,145         95,584       712,490
  Fees waived by The Bank of New York Mellon (Note 3)...................     (52,267)       (46,391)       (3,071)
  Earnings credit adjustment (Note 3)...................................          --            (61)           --
                                                                         -----------    -----------   -----------
   Net Expenses.........................................................   1,224,878         49,132       709,419
                                                                         -----------    -----------   -----------
   Net Investment Income................................................   7,653,638        560,824     6,242,050
                                                                         -----------    -----------   -----------
Realized and Unrealized Gain (Loss) on INVESTMENTS
 and FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investment...........................................................  (5,317,596)    (2,254,473)   (5,483,673)
   Foreign currency transactions........................................        (136)            17            --
                                                                         -----------    -----------   -----------
   Net decrease in realized loss on investments and foreign currency
    transactions........................................................  (5,317,732)    (2,254,456)   (5,483,673)
                                                                         -----------    -----------   -----------
  Increase (decrease) in unrealized appreciation/depreciation on:
   Investments..........................................................  (4,100,470)        81,268    (3,159,454)
   Foreign currency transactions........................................         311            (17)           --
                                                                         -----------    -----------   -----------
  Net increase (decrease) in unrealized appreciation/depreciation on
   investments and foreign currency transactions........................  (4,100,159)        81,251    (3,159,454)
                                                                         -----------    -----------   -----------
  Net realized and unrealized loss on investments and foreign currency
   transactions.........................................................  (9,417,891)    (2,173,205)   (8,643,127)
                                                                         -----------    -----------   -----------
  Net decrease in net assets resulting from operations.................. $(1,764,253)   $(1,612,381)  $(2,401,077)
                                                                         -----------    -----------   -----------

See notes to financial statements.

         BNY Hamilton Funds

         For the six months ended June 30, 2008 (Unaudited)

                                                                                Intermediate
                                                                   Intermediate   New York
                                                                    Government   Tax-Exempt
                                                                       Fund         Fund
                                                                   ------------ ------------
Investment Income:
  Interest(a)..................................................... $ 2,219,282  $ 2,340,814
  Interest from affiliated fund...................................      21,119       42,011
                                                                   -----------  -----------
   Total Income...................................................   2,240,401    2,382,825
                                                                   -----------  -----------
Expenses:
  Advisory........................................................     287,662      291,695
  Administration..................................................      57,532       58,339
  Transfer agent..................................................      22,937       21,993
  Registration and filings........................................      21,682       20,305
  Custodian.......................................................      15,897        7,038
  Pricing.........................................................      12,715        7,399
  Directors.......................................................       9,094        9,139
  12b-1 fee--Class A Shares.......................................       7,544       21,781
  Reports to shareholders.........................................       4,246        3,259
  Legal...........................................................       4,186        4,302
  Audit...........................................................       2,475        1,924
  Insurance.......................................................       1,187        1,176
  Cash management.................................................         339          366
  Other...........................................................       6,315        7,547
                                                                   -----------  -----------
   Total Expenses.................................................     453,811      456,263
  Fees waived by The Bank of New York Mellon (Note 3).............     (72,307)     (90,032)
                                                                   -----------  -----------
   Net Expenses...................................................     381,504      366,231
                                                                   -----------  -----------
   Net Investment Income..........................................   1,858,897    2,016,594
                                                                   -----------  -----------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments.........................   1,245,558      (59,681)
                                                                   -----------  -----------
  Decrease in unrealized appreciation/depreciation on investments.  (1,507,884)  (1,356,769)
                                                                   -----------  -----------
  Net realized and unrealized loss on investments.................    (262,326)  (1,416,450)
                                                                   -----------  -----------
  Net increase in net assets resulting from operations............ $ 1,596,571  $   600,144
                                                                   -----------  -----------

See notes to financial statements.

         BNY Hamilton Funds

         For the six months ended June 30, 2008 (Unaudited)

                                     Intermediate Municipal   U.s. Bond
                                      Tax-Exempt   Enhanced  Market Index
                                         Fund     Yield Fund     Fund
                                     ------------ ---------- ------------
      Investment Income:
       Interest(a).................. $ 4,379,556  $ 198,395  $ 2,587,615
       Interest from affiliated fund      37,015      1,927       68,944
       Securities lending income
         (Note 4)...................          --         --      113,524
                                     -----------  ---------  -----------
         Total Income...............   4,416,571    200,322    2,770,083
                                     -----------  ---------  -----------
      Expenses:
       Advisory.....................     529,482     19,029      106,103
       Administration...............     105,897      3,806       53,052
       Transfer agent...............      23,122      5,677       18,033
       Registration and filings.....      20,823     16,927       17,540
       Custodian....................      11,434      1,976       13,767
       Directors....................       9,103      9,064        9,076
       Pricing......................       7,312      3,929       21,257
       Reports to shareholders......       6,111         --        3,462
       Legal........................       5,638      1,133        3,298
       Insurance....................       2,262         79          972
       Audit........................       1,973      1,696        2,557
       12b-1 fee--Class A and
         Investor Shares............         713         --          187
       Cash management..............         555         28          423
       Securities lending...........          --         --        9,383
       Other........................      11,919      2,071        5,516
                                     -----------  ---------  -----------
         Total Expenses.............     736,344     65,415      264,626
       Fees waived by The Bank of
         New York Mellon (Note 3)...          --    (35,345)     (78,716)
                                     -----------  ---------  -----------
         Net Expenses...............     736,344     30,070      185,910
                                     -----------  ---------  -----------
         Net Investment Income......   3,680,227    170,252    2,584,173
                                     -----------  ---------  -----------
      Realized and Unrealized Gain
       (Loss) on Investments:
       Net realized gain (loss) on
         investments................     298,904   (113,016)     584,039
                                     -----------  ---------  -----------
       Net decrease in unrealized
         appreciation/depreciation
         on investments:............  (2,799,401)  (149,071)  (1,696,339)
                                     -----------  ---------  -----------
       Net realized and unrealized
         loss on investments........  (2,500,497)  (262,087)  (1,112,300)
                                     -----------  ---------  -----------
       Net increase (decrease) in
         net assets resulting from
         operations................. $ 1,179,730  $ (91,835) $ 1,471,873
                                     -----------  ---------  -----------

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Changes in Net Assets


                                                                                                 Core Bond Fund
                                                                                           --------------------------
                                                                                            Six Months
                                                                                               Ended
                                                                                             June 30,     Year Ended
                                                                                               2008      December 31,
                                                                                            (Unaudited)      2007
                                                                                           ------------  ------------
Operations:
  Net investment income................................................................... $  7,653,638  $ 16,548,532
  Net realized loss on investments, foreign currency transactions
   and futures............................................................................   (5,317,732)   (1,864,764)
  Increase (decease) in unrealized appreciation/depreciation on
   investments, foreign currency transactions and futures.................................   (4,100,159)    4,325,764
                                                                                           ------------  ------------
   Net increase (decrease) in net assets resulting from
    operations............................................................................   (1,764,253)   19,009,532
                                                                                           ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares....................................      (30,803)      (75,362)
                        Class C Shares....................................................           --            --
                        Institutional Shares..............................................   (7,796,246)  (16,908,215)
                                                                                           ------------  ------------
                                                                                             (7,827,049)  (16,983,577)
                                                                                           ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares........................................          970        90,267
                    Institutional Shares..................................................   39,938,822    29,008,080
  Proceeds from shares issued on reinvestment of dividends:
   Class A Shares.........................................................................       30,068        70,651
   Class C Shares.........................................................................           --            --
   Institutional Shares...................................................................    1,222,567     3,133,767
  Value of capital stock repurchased: Class A Shares......................................      (71,688)   (1,137,991)
                     Class C Shares.......................................................           --            --
                     Institutional Shares.................................................  (16,420,496)  (52,783,221)
                                                                                           ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions...........................................................................   24,700,243   (21,618,447)
                                                                                           ------------  ------------
   Increase (decrease) in Net Assets......................................................   15,108,941   (19,592,492)
Net Assets:
  Beginning of year.......................................................................  343,109,630   362,702,122
                                                                                           ------------  ------------
  End of period/(a)/...................................................................... $358,218,571  $343,109,630
                                                                                           ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.............................................................           98         9,199
        Institutional Shares..............................................................    4,019,689     2,934,340
  Shares issued on reinvestment of dividends:
   Class A Shares.........................................................................        3,032         7,147
   Class C Shares.........................................................................           --            --
   Institutional Shares...................................................................      123,373       317,550
  Shares repurchased: Class A Shares......................................................       (7,208)     (114,631)
            Class C Shares................................................................           --            --
            Institutional Shares..........................................................   (1,667,065)   (5,352,418)
                                                                                           ------------  ------------
   Net increase (decrease)................................................................    2,471,919    (2,198,813)
  Shares outstanding, beginning of year...................................................   34,405,193    36,604,006
                                                                                           ------------  ------------
  Shares outstanding, end of period.......................................................   36,877,112    34,405,193
                                                                                           ------------  ------------
  (a) Includes undistributed net investment income as of period end....................... $         --  $         --
                                                                                           ------------  ------------

                                                                                              Enhanced Income Fund
                                                                                           --------------------------
                                                                                            Six Months
                                                                                               Ended
                                                                                             June 30,     Year Ended
                                                                                               2008      December 31,
                                                                                            (Unaudited)      2007
                                                                                           ------------  ------------
Operations:
  Net investment income................................................................... $    560,824  $  4,083,651
  Net realized loss on investments, foreign currency transactions
   and futures............................................................................   (2,254,456)   (1,379,497)
  Increase (decease) in unrealized appreciation/depreciation on
   investments, foreign currency transactions and futures.................................       81,251      (767,647)
                                                                                           ------------  ------------
   Net increase (decrease) in net assets resulting from
    operations............................................................................   (1,612,381)    1,936,507
                                                                                           ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares....................................      (29,401)     (143,594)
                        Class C Shares....................................................           --           (20)
                        Institutional Shares..............................................     (539,105)   (3,950,560)
                                                                                           ------------  ------------
                                                                                               (568,506)   (4,094,174)
                                                                                           ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares........................................        1,650       724,628
                    Institutional Shares..................................................    6,410,460    63,360,069
  Proceeds from shares issued on reinvestment of dividends:
   Class A Shares.........................................................................       30,457       144,327
   Class C Shares.........................................................................           --            26
   Institutional Shares...................................................................      387,982     2,007,222
  Value of capital stock repurchased: Class A Shares......................................     (261,423)   (1,786,114)
                     Class C Shares.......................................................           --       (21,046)
                     Institutional Shares.................................................  (23,068,034)  (91,711,116)
                                                                                           ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock transactions...........................................................................  (16,498,908)  (27,282,004)
                                                                                           ------------  ------------
   Increase (decrease) in Net Assets......................................................  (18,679,795)  (29,439,671)
Net Assets:
  Beginning of year.......................................................................   38,952,026    68,391,697
                                                                                           ------------  ------------
  End of period/(a)/...................................................................... $ 20,272,231  $ 38,952,026
                                                                                           ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.............................................................          867       365,982
        Institutional Shares..............................................................    3,387,756    32,042,477
  Shares issued on reinvestment of dividends:
   Class A Shares.........................................................................       16,538        73,165
   Class C Shares.........................................................................           --            13
   Institutional Shares...................................................................      210,224     1,019,157
  Shares repurchased: Class A Shares......................................................     (143,915)     (907,202)
            Class C Shares................................................................           --       (10,629)
            Institutional Shares..........................................................  (12,486,341)  (46,616,628)
                                                                                           ------------  ------------
   Net increase (decrease)................................................................   (9,014,871)  (14,033,665)
  Shares outstanding, beginning of year...................................................   20,456,687    34,490,352
                                                                                           ------------  ------------
  Shares outstanding, end of period.......................................................   11,441,816    20,456,687
                                                                                           ------------  ------------
  (a) Includes undistributed net investment income as of period end....................... $     48,608  $     56,290
                                                                                           ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds


                                                                                         High Yield Fund
                                                                                   --------------------------
                                                                                    Six Months
                                                                                       Ended
                                                                                     June 30,     Year Ended
                                                                                       2008      December 31,
                                                                                    (Unaudited)      2007
                                                                                   ------------  ------------
Operations:
  Net investment income........................................................... $  6,242,050  $ 14,342,227
  Net realized gain (loss) on investments.........................................   (5,483,673)   (1,985,548)
  Increase (decease) in unrealized appreciation/depreciation
   on investments.................................................................   (3,159,454)   (7,195,056)
                                                                                   ------------  ------------
   Net increase (decrease) in net assets resulting from
    operations....................................................................   (2,401,077)    5,161,623
                                                                                   ------------  ------------
Dividends To Shareholders:
  Dividends from net investment income:
   Class A Shares.................................................................      (31,886)      (48,823)
   Institutional Shares...........................................................   (6,536,626)  (15,032,816)
                                                                                   ------------  ------------
                                                                                     (6,568,512)  (15,081,639)
                                                                                   ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares................................      101,343       314,080
                     Institutional Shares.........................................    8,234,938    38,591,757
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares......................................................        7,436        20,738
          Institutional Shares....................................................      896,464     1,880,635
  Value of capital stock repurchased: Class A Shares..............................     (100,055)     (167,086)
                      Institutional Shares........................................  (27,637,176)  (42,412,459)
                                                                                   ------------  ------------
  Net increase (decrease) in net assets resulting from capital
   stock transactions.............................................................  (18,497,050)   (1,772,335)
                                                                                   ------------  ------------
   Increase (decrease) in Net Assets..............................................  (27,466,639)  (11,692,351)
Net Assets:
  Beginning of year...............................................................  189,861,670   201,554,021
                                                                                   ------------  ------------
  End of period................................................................... $162,395,031  $189,861,670
                                                                                   ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.....................................................       10,916        33,226
         Institutional Shares.....................................................      902,471     3,933,354
  Shares issued on reinvestment of dividends:
   Class A Shares.................................................................          818         2,138
   Institutional Shares...........................................................       98,649       194,302
  Shares repurchased: Class A Shares..............................................      (10,941)      (17,108)
             Institutional Shares.................................................   (3,054,313)   (4,432,782)
                                                                                   ------------  ------------
   Net increase (decrease)........................................................   (2,052,400)     (286,870)
  Shares outstanding, beginning of year...........................................   20,246,787    20,533,657
                                                                                   ------------  ------------
  Shares outstanding, end of period...............................................   18,194,387    20,246,787
                                                                                   ------------  ------------

                                                                                          Intermediate
                                                                                         Government Fund
                                                                                   --------------------------
                                                                                    Six Months
                                                                                       Ended
                                                                                     June 30,     Year Ended
                                                                                       2008      December 31,
                                                                                    (Unaudited)      2007
                                                                                   ------------  ------------
Operations:
  Net investment income........................................................... $  1,858,897  $  4,789,807
  Net realized gain (loss) on investments.........................................    1,245,558       875,278
  Increase (decease) in unrealized appreciation/depreciation
   on investments.................................................................   (1,507,884)    1,780,688
                                                                                   ------------  ------------
   Net increase (decrease) in net assets resulting from
    operations....................................................................    1,596,571     7,445,773
                                                                                   ------------  ------------
Dividends To Shareholders:
  Dividends from net investment income:
   Class A Shares.................................................................     (101,890)     (271,390)
   Institutional Shares...........................................................   (1,964,050)   (5,036,821)
                                                                                   ------------  ------------
                                                                                     (2,065,940)   (5,308,211)
                                                                                   ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares................................       60,824        97,266
                     Institutional Shares.........................................   12,085,925    20,252,610
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares......................................................       96,091       243,918
          Institutional Shares....................................................    1,001,000     2,409,418
  Value of capital stock repurchased: Class A Shares..............................     (169,246)     (760,998)
                      Institutional Shares........................................   (9,604,402)  (21,719,917)
                                                                                   ------------  ------------
  Net increase (decrease) in net assets resulting from capital
   stock transactions.............................................................    3,470,192       522,297
                                                                                   ------------  ------------
   Increase (decrease) in Net Assets..............................................    3,000,823     2,659,859
Net Assets:
  Beginning of year...............................................................  112,664,533   110,004,674
                                                                                   ------------  ------------
  End of period................................................................... $115,665,356  $112,664,533
                                                                                   ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.....................................................        6,123         9,889
         Institutional Shares.....................................................    1,194,921     2,064,135
  Shares issued on reinvestment of dividends:
   Class A Shares.................................................................        9,525        24,871
   Institutional Shares...........................................................       99,169       245,431
  Shares repurchased: Class A Shares..............................................      (16,961)      (77,375)
             Institutional Shares.................................................     (952,002)   (2,212,165)
                                                                                   ------------  ------------
   Net increase (decrease)........................................................      340,775        54,786
  Shares outstanding, beginning of year...........................................   11,273,430    11,218,644
                                                                                   ------------  ------------
  Shares outstanding, end of period...............................................   11,614,205    11,273,430
                                                                                   ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                          Intermediate New York
                                                                                             Tax-Exempt Fund
                                                                                       --------------------------
                                                                                        Six Months
                                                                                           Ended      Year Ended
                                                                                       June 30, 2008 December 31,
                                                                                        (Unaudited)      2007
                                                                                       ------------- ------------
Operations:
  Net investment income............................................................... $  2,016,594  $  4,017,532
  Net realized gain (loss) on investments.............................................      (59,681)      203,025
  Increase (decease) in unrealized appreciation/depreciation
   on investments.....................................................................   (1,356,769)      514,471
                                                                                       ------------  ------------
   Net increase in net assets resulting from operations...............................      600,144     4,735,028
                                                                                       ------------  ------------
Dividends And Distributions To Shareholders:
  Dividends from net investment income:
   Class A Shares.....................................................................     (284,008)     (578,931)
   Institutional Shares...............................................................   (1,732,356)   (3,438,535)
  Distributions from capital gains: Class A Shares....................................           --       (20,561)
                    Institutional Shares..............................................           --      (117,454)
                                                                                       ------------  ------------
                                                                                         (2,016,364)   (4,155,481)
                                                                                       ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares....................................    4,141,893       383,375
                    Institutional Shares..............................................   10,869,549    16,821,126
  Proceeds from shares issued on reinvestment of dividends and
   distributions: Class A Shares......................................................      222,831       463,142
          Class C Shares..............................................................           --             8
          Institutional Shares........................................................      205,378       563,588
  Value of capital stock repurchased: Class A Shares..................................   (5,036,747)   (1,912,848)
                     Class C Shares...................................................           --       (10,447)
                     Institutional Shares.............................................   (5,477,142)  (14,729,741)
                                                                                       ------------  ------------
  Net increase (decrease) in net assets resulting from capital
   stock transactions.................................................................    4,925,762     1,578,203
                                                                                       ------------  ------------
   Increase (decrease) in Net Assets..................................................    3,509,542     2,157,750
Net Assets:
  Beginning of year...................................................................  115,087,813   112,930,063
                                                                                       ------------  ------------
  End of period/(a)/.................................................................. $118,597,355  $115,087,813
                                                                                       ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.........................................................      382,134        35,671
        Institutional Shares..........................................................    1,003,522     1,569,026
  Shares issued on reinvestment of dividends and
   distributions: Class A Shares......................................................       20,533        43,233
          Class C Shares..............................................................           --             1
          Institutional Shares........................................................       18,941        52,613
  Shares repurchased: Class A Shares..................................................     (464,232)     (178,919)
             Class C Shares...........................................................           --          (970)
             Institutional Shares.....................................................     (502,029)   (1,380,442)
                                                                                       ------------  ------------
   Net increase (decrease)............................................................      458,869       140,213
  Shares outstanding, beginning of year...............................................   10,646,405    10,506,192
                                                                                       ------------  ------------
  Shares outstanding, end of period...................................................   11,105,274    10,646,405
                                                                                       ------------  ------------
  (a) Includes undistributed net investment income as of period end................... $        293  $         63
                                                                                       ------------  ------------

                                                                                              Intermediate
                                                                                             Tax-Exempt Fund
                                                                                       --------------------------
                                                                                        Six Months
                                                                                           Ended      Year Ended
                                                                                       June 30, 2008 December 31,
                                                                                        (Unaudited)      2007
                                                                                       ------------- ------------
Operations:
  Net investment income............................................................... $  3,680,227  $  7,251,310
  Net realized gain (loss) on investments.............................................      298,904       (86,283)
  Increase (decease) in unrealized appreciation/depreciation
   on investments.....................................................................   (2,799,401)      891,838
                                                                                       ------------  ------------
   Net increase in net assets resulting from operations...............................    1,179,730     8,056,865
                                                                                       ------------  ------------
Dividends And Distributions To Shareholders:
  Dividends from net investment income:
   Class A Shares.....................................................................       (9,344)      (26,544)
   Institutional Shares...............................................................   (3,670,108)   (7,224,779)
  Distributions from capital gains: Class A Shares....................................           --          (750)
                    Institutional Shares..............................................           --      (271,269)
                                                                                       ------------  ------------
                                                                                         (3,679,452)   (7,523,342)
                                                                                       ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares....................................        2,841        76,402
                    Institutional Shares..............................................   10,208,342    13,422,416
  Proceeds from shares issued on reinvestment of dividends and
   distributions: Class A Shares......................................................        4,756        10,009
          Class C Shares..............................................................           --            --
          Institutional Shares........................................................       78,960       466,760
  Value of capital stock repurchased: Class A Shares..................................      (16,012)     (897,410)
                     Class C Shares...................................................           --            --
                     Institutional Shares.............................................   (8,223,990)  (20,663,642)
                                                                                       ------------  ------------
  Net increase (decrease) in net assets resulting from capital
   stock transactions.................................................................    2,054,897    (7,585,465)
                                                                                       ------------  ------------
   Increase (decrease) in Net Assets..................................................     (444,825)   (7,051,942)
Net Assets:
  Beginning of year...................................................................  210,545,976   217,597,918
                                                                                       ------------  ------------
  End of period/(a)/.................................................................. $210,101,151  $210,545,976
                                                                                       ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.........................................................          286         7,771
        Institutional Shares..........................................................    1,031,408     1,367,872
  Shares issued on reinvestment of dividends and
   distributions: Class A Shares......................................................          480         1,022
          Class C Shares..............................................................           --            --
          Institutional Shares........................................................        7,970        47,912
  Shares repurchased: Class A Shares..................................................       (1,600)      (91,115)
             Class C Shares...........................................................           --            --
             Institutional Shares.....................................................     (832,211)   (2,108,877)
                                                                                       ------------  ------------
   Net increase (decrease)............................................................      206,333      (775,415)
  Shares outstanding, beginning of year...............................................   21,310,392    22,085,807
                                                                                       ------------  ------------
  Shares outstanding, end of period...................................................   21,516,725    21,310,392
                                                                                       ------------  ------------
  (a) Includes undistributed net investment income as of period end................... $      1,385  $        610
                                                                                       ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                      Municipal Enhanced
                                                                                          Yield Fund
                                                                                  -------------------------
                                                                                   Six Months
                                                                                      Ended      Year Ended
                                                                                  June 30, 2008 December 31,
                                                                                   (Unaudited)      2007
                                                                                  ------------- ------------
Operations:
  Net investment income..........................................................  $  170,252   $   333,329
  Net realized gain (loss) on investments........................................    (113,016)       15,342
  Increase (decease) in unrealized appreciation/depreciation
   on investments................................................................    (149,071)     (761,694)
                                                                                   ----------   -----------
   Net increase (decrease) in net assets resulting from
    operations...................................................................     (91,835)     (413,023)
                                                                                   ----------   -----------
Dividends To Shareholders:
  Dividends from net investment income:
   Investor Shares...............................................................          --            --
   Institutional Shares..........................................................    (170,252)     (333,329)
  Distributions from capital gains: Institutional Shares.........................          --       (44,235)
                                                                                   ----------   -----------
                                                                                     (170,252)     (377,564)
                                                                                   ----------   -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Investor Shares..............................          --            --
                     Institutional Shares........................................     447,655     4,778,840
  Proceeds from shares issued on reinvestment of dividends
   and distributions: Investor Shares............................................          --            --
             Institutional Shares................................................     132,677       264,855
  Value of capital stock repurchased: Investor Shares............................          --            --
                      Institutional Shares.......................................    (644,451)   (3,651,131)
                                                                                   ----------   -----------
  Net increase (decrease) in net assets resulting from capital
   stock transactions............................................................     (64,119)    1,392,564
                                                                                   ----------   -----------
   Increase (decrease) in Net Assets.............................................    (326,206)      601,977
Net Assets:
  Beginning of year..............................................................   7,958,729     7,356,752
                                                                                   ----------   -----------
  End of period..................................................................  $7,632,523   $ 7,958,729
                                                                                   ----------   -----------
Changes in Capital Stock Outstanding:
  Shares sold: Investor Shares...................................................          --            --
         Institutional Shares....................................................      49,627       469,648
  Shares issued on reinvestment of dividends and
   distributions: Investor Shares................................................          --            --
           Institutional Shares..................................................      14,478        26,924
  Shares repurchased: Investor Shares............................................          --            --
             Institutional Shares................................................     (69,796)     (359,715)
                                                                                   ----------   -----------
   Net increase (decrease).......................................................      (5,691)      136,857
  Shares outstanding, beginning of year..........................................     849,096       712,239
                                                                                   ----------   -----------
  Shares outstanding, end of period..............................................     843,405       849,096
                                                                                   ----------   -----------

                                                                                       U.S. Bond Market
                                                                                          Index Fund
                                                                                  --------------------------
                                                                                   Six Months
                                                                                      Ended      Year Ended
                                                                                  June 30, 2008 December 31,
                                                                                   (Unaudited)      2007
                                                                                  ------------- ------------
Operations:
  Net investment income.......................................................... $  2,584,173  $  4,596,849
  Net realized gain (loss) on investments........................................      584,039        39,922
  Increase (decease) in unrealized appreciation/depreciation
   on investments................................................................   (1,696,339)    1,748,380
                                                                                  ------------  ------------
   Net increase (decrease) in net assets resulting from
    operations...................................................................    1,471,873     6,385,151
                                                                                  ------------  ------------
Dividends To Shareholders:
  Dividends from net investment income:
   Investor Shares...............................................................       (3,690)      (13,087)
   Institutional Shares..........................................................   (2,726,944)   (4,903,827)
  Distributions from capital gains: Institutional Shares.........................           --            --
                                                                                  ------------  ------------
                                                                                    (2,730,634)   (4,916,914)
                                                                                  ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Investor Shares..............................       31,500       132,836
                     Institutional Shares........................................   18,614,594    32,065,974
  Proceeds from shares issued on reinvestment of dividends
   and distributions: Investor Shares............................................        3,681        13,257
             Institutional Shares................................................    1,384,526     2,401,819
  Value of capital stock repurchased: Investor Shares............................      (10,170)     (255,446)
                      Institutional Shares.......................................  (14,836,588)  (20,218,489)
                                                                                  ------------  ------------
  Net increase (decrease) in net assets resulting from capital
   stock transactions............................................................    5,187,543    14,139,951
                                                                                  ------------  ------------
   Increase (decrease) in Net Assets.............................................    3,928,782    15,608,188
Net Assets:
  Beginning of year..............................................................  101,709,320    86,101,132
                                                                                  ------------  ------------
  End of period.................................................................. $105,638,102  $101,709,320
                                                                                  ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Investor Shares...................................................        3,011        12,911
         Institutional Shares....................................................    1,790,821     3,133,592
  Shares issued on reinvestment of dividends and
   distributions: Investor Shares................................................          353         1,298
           Institutional Shares..................................................      132,830       234,508
  Shares repurchased: Investor Shares............................................         (974)      (24,853)
             Institutional Shares................................................   (1,413,764)   (1,971,493)
                                                                                  ------------  ------------
   Net increase (decrease).......................................................      512,277     1,385,963
  Shares outstanding, beginning of year..........................................    9,776,339     8,390,376
                                                                                  ------------  ------------
  Shares outstanding, end of period..............................................   10,288,616     9,776,339
                                                                                  ------------  ------------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         Financial Highlights

                                                                 Net Realized
                                                                and Unrealized
                                                                Gain (Loss) on
                                          Net Asset              Investments,   Distributions               Net Asset
                                           Value,      Net     Foreign Currency   from Net    Distributions  Value,
                                          Beginning Investment   Transactions    Investment       from       End of
                                          of Period Income(a)    and Futures       Income     Capital Gains  Period
                                          --------- ---------- ---------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited).............................  $ 9.98     $0.20         $(0.24)        $(0.22)       $   --      $ 9.72
For the year ended December 31, 2007.....    9.91      0.44           0.08          (0.45)           --        9.98
For the year ended December 31, 2006.....    9.99      0.41          (0.06)         (0.43)           --        9.91
For the year ended December 31, 2005.....   10.26      0.36          (0.23)         (0.40)           --        9.99
For the year ended December 31, 2004.....   10.30      0.34           0.03          (0.39)        (0.02)      10.26
For the year ended December 31, 2003.....   10.51      0.35          (0.01)         (0.43)        (0.12)      10.30

Class C Shares
For the period ended January 23, 2005***
 (Unaudited).............................   10.26      0.01           0.04          (0.03)           --       10.28
For the period October 13, 2004* through
 December 31, 2004.......................   10.29      0.05          (0.02)         (0.06)           --       10.26

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited).............................    9.97      0.21          (0.24)         (0.23)           --        9.71
For the year ended December 31, 2007.....    9.91      0.46           0.08          (0.48)           --        9.97
For the year ended December 31, 2006.....    9.98      0.43          (0.05)         (0.45)           --        9.91
For the year ended December 31, 2005.....   10.25      0.39          (0.23)         (0.43)           --        9.98
For the year ended December 31, 2004.....   10.29      0.37           0.03          (0.42)        (0.02)      10.25
For the year ended December 31, 2003.....   10.51      0.37          (0.02)         (0.45)        (0.12)      10.29

*  Commencement of investment operations.
** Annualized.
***On January 24, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Core Bond Fund


                                                                            Ratio to Average Net Assets of
                                                                     -----------------------------------------
                                                                     Expenses, Net                 Net Investment
                                                                       of Waiver   Expenses, Prior Income Net of
                                            Total      Net Assets,     from The    to Waiver from   Waiver from   Portfolio
                                          Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                          Return(b)  (000's Omitted)   New York       New York        New York      Rate
                                          ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited).............................   (0.56)%     $  1,425         0.94%**        0.97%**         4.07%**       55%
For the year ended December 31, 2007.....    5.38%         1,504         0.94%          0.97%           4.42%        119%
For the year ended December 31, 2006.....    3.57%         2,469         0.94%          0.94%           4.12%        108%
For the year ended December 31, 2005.....    1.32%         3,451         0.93%          0.93%           3.59%         94%
For the year ended December 31, 2004.....    3.65%         4,696         0.99%          0.99%           3.32%         72%
For the year ended December 31, 2003.....    3.29%         7,733         1.04%          1.04%           3.32%        110%

Class C Shares
For the period ended January 23, 2005***
 (Unaudited).............................    0.36%            29         1.69%**        1.69%**         2.11%**       31%
For the period October 13, 2004* through
 December 31, 2004.......................    0.31%           109         1.69%**        1.70%**         2.69%**       72%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited).............................   (0.45)%      356,793         0.69%**        0.72%**         4.32%**       55%
For the year ended December 31, 2007.....    5.54%       341,606         0.69%          0.72%           4.67%        119%
For the year ended December 31, 2006.....    3.93%       360,233         0.69%          0.69%           4.37%        108%
For the year ended December 31, 2005.....    1.57%       404,483         0.68%          0.68%           3.85%         94%
For the year ended December 31, 2004.....    3.91%       460,684         0.73%          0.73%           3.58%         72%
For the year ended December 31, 2003.....    3.43%       462,005         0.79%          0.79%           3.57%        110%

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                                                       Total
                                                                                                     Investment
                                         Net Asset               Net Realized   Dividends  Net Asset   Return
                                         Value at     Net       and Unrealized   from Net  Value at   Based on
                                         Beginning Investment   Gain (Loss) on  Investment  End of   Net Asset
                                         of Period Income(a)     Investments      Income    Period    Value(b)
                                         --------- ----------   --------------  ---------- --------- ----------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................   $1.91     $0.03          $(0.14)       $(0.03)    $1.77     (5.70)%
For the year ended December 31, 2007....    1.98      0.10           (0.07)        (0.10)     1.91      1.36%
For the year ended December 31, 2006....    1.98      0.09              --         (0.09)     1.98      4.50%
For the year ended December 31, 2005....    1.99      0.05           (0.01)        (0.05)     1.98      2.10%
For the year ended December 31, 2004....    2.00      0.03           (0.01)        (0.03)     1.99      1.02%
For the year ended December 31, 2003....    2.00      0.03              --         (0.03)     2.00      1.60%

Class C Shares
For the period ended January 2, 2007***
 (Unaudited)............................    1.98        --/(1)/         --/(1)/       --      1.98        --
For the year ended December 31, 2006....    1.98      0.07              --         (0.07)     1.98      3.73%
For the year ended December 31, 2005....    1.99      0.03              --         (0.04)     1.98      1.33%
For the period June 18, 2004* through
 December 31, 2004......................    1.99      0.01              --         (0.01)     1.99      0.50%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................    1.90      0.04           (0.13)        (0.04)     1.77     (5.09)%
For the year ended December 31, 2007....    1.98      0.10           (0.08)        (0.10)     1.90      1.09%
For the year ended December 31, 2006....    1.98      0.09              --         (0.09)     1.98      4.77%
For the year ended December 31, 2005....    1.98      0.05            0.01         (0.06)     1.98      2.88%
For the year ended December 31, 2004....    2.00      0.03           (0.02)        (0.03)     1.98      0.76%
For the year ended December 31, 2003....    2.00      0.03            0.01         (0.04)     2.00      1.86%

*  Commencement of offering of shares.
** Annualized.
***Effective December 29, 2006, Class C share accounts had been closed. On
   January 3, 2007, residual Class C shares remaining were redeemed.
(1)Less than $0.005 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                Ratio to Average Net Assets of:
                                                          -----------------------------------------
                                                          Expenses, Net                 Net Investment
                                                            of Waiver   Expenses, Prior Income, Net of
                                            Net Assets      from The    to Waiver from   Waiver From   Portfolio
                                         at End of Period    Bank of      The Bank of    The Bank of   Turnover
                                         (000's Omitted)    New York       New York        New York      Rate
                                         ---------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................     $  1,506         0.58%**        0.88%**         3.47%**       47%
For the year ended December 31, 2007....        1,860         0.50%          0.58%           4.97%        104%
For the year ended December 31, 2006....        2,860         0.50%          0.59%           4.43%        126%
For the year ended December 31, 2005....        2,473         0.50%          0.54%           2.92%         51%
For the year ended December 31, 2004....        7,966         0.50%          0.52%           1.30%        105%
For the year ended December 31, 2003....        3,332         0.50%          0.54%           1.37%         87%

Class C Shares
For the period ended January 2, 2007***
 (Unaudited)............................           21         1.25%**        1.25%**         2.14%**       --
For the year ended December 31, 2006....           21         1.25%          1.35%           3.69%        126%
For the year ended December 31, 2005....           20         1.25%          1.29%           2.83%         51%
For the period June 18, 2004* through
 December 31, 2004......................           87         1.25%**        1.26%**         0.66%**      105%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................       18,766         0.32%**        0.63%**         3.82%**       47%
For the year ended December 31, 2007....       37,092         0.25%          0.33%           5.24%        104%
For the year ended December 31, 2006....       65,511         0.25%          0.34%           4.67%        126%
For the year ended December 31, 2005....       87,151         0.25%          0.29%           2.90%         51%
For the year ended December 31, 2004....      324,670         0.25%          0.27%           1.51%        105%
For the year ended December 31, 2003....      426,475         0.25%          0.29%           1.56%         87%

See notes to financial statements.

         BNY Hamilton High Yield Fund



                                        Net Asset             Net Realized  Distributions                Net Asset
                                         Value,      Net     and Unrealized   from Net    Distributions   Value,
                                        Beginning Investment Gain (Loss) on  Investment       from        End of
                                        of Period Income(a)   Investments      Income     Capital Gains   Period
                                        --------- ---------- -------------- ------------- -------------  ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)...........................  $ 9.37     $0.33        $(0.44)       $(0.34)       $   --       $ 8.92
For the year ended December 31, 2007...    9.81      0.63         (0.39)        (0.68)           --         9.37
For the year ended December 31, 2006...    9.86      0.57          0.02         (0.64)           --         9.81
For the year ended December 31, 2005...   10.35      0.54         (0.36)        (0.64)        (0.03)        9.86
For the year ended December 31, 2004...   10.23      0.56          0.21         (0.65)           --/(1)/   10.35
For the period May 1, 2003* through
 December 31, 2003.....................   10.00      0.33          0.27         (0.37)           --        10.23

Class C Shares
For the period ended June 14, 2005***
 (Unaudited)...........................   10.36      0.22         (0.27)        (0.27)           --        10.04
For the period July 27, 2004* through
 December 31, 2004.....................   10.08      0.21          0.30         (0.23)           --/(1)/   10.36

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)...........................    9.38      0.33         (0.43)        (0.35)           --         8.93
For the year ended December 31, 2007...    9.82      0.67         (0.41)        (0.70)           --         9.38
For the year ended December 31, 2006...    9.86      0.60          0.03         (0.67)           --         9.82
For the year ended December 31, 2005...   10.35      0.57         (0.37)        (0.66)        (0.03)        9.86
For the year ended December 31, 2004...   10.23      0.59          0.20         (0.67)           --/(1)/   10.35
For the period May 1, 2003* through
 December 31, 2003.....................   10.00      0.36          0.25         (0.38)           --        10.23

*  Commencement of investment operations.
** Annualized.
***On June 15, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                                          Ratio to Average Net Assets of
                                                                   -----------------------------------------
                                                                   Expenses, Net                 Net Investment
                                                                     of Waiver   Expenses, Prior Income Net of
                                          Total      Net Assets,     from The    to Waiver from   Waiver from   Portfolio
                                        Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                        Return(b)  (000's Omitted)   New York       New York        New York      Rate
                                        ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)...........................   (1.17)%     $    760         1.09%**        1.09%**         7.13%**       40%
For the year ended December 31, 2007...    2.44%           791         1.05%          1.05%           6.66%         99%
For the year ended December 31, 2006...    6.29%           649         1.04%          1.04%           5.83%        101%
For the year ended December 31, 2005...    1.82%         1,332         1.06%          1.06%           5.45%         88%
For the year ended December 31, 2004...    7.80%         1,115         1.14%          1.23%           5.49%         72%
For the period May 1, 2003* through
 December 31, 2003.....................    6.30%         1,465         1.14%**        1.49%**         5.60%**       42%

Class C Shares
For the period ended June 14, 2005***
 (Unaudited)...........................   (0.58)%           38         1.82%**        1.82%**         4.68%**       37%
For the period July 27, 2004* through
 December 31, 2004.....................    5.48%            38         1.89%**        1.90%**         4.72%**       72%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)...........................   (1.05)%      161,635         0.84%**        0.84%**         7.37%**       40%
For the year ended December 31, 2007...    2.70%       189,071         0.80%          0.80%           6.89%         99%
For the year ended December 31, 2006...    6.67%       200,905         0.80%          0.80%           6.17%        101%
For the year ended December 31, 2005...    2.08%       183,206         0.81%          0.81%           5.70%         88%
For the year ended December 31, 2004...    8.08%       166,587         0.89%          0.96%           5.75%         72%
For the period May 1, 2003* through
 December 31, 2003.....................    6.47%       102,701         0.89%**        1.22%**         5.69%**       42%

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund



                                         Net Asset             Net Realized  Distributions Net Asset
                                          Value,      Net     and Unrealized   from Net     Value,
                                         Beginning Investment Gain (Loss) on  Investment    End of
                                          of Year  Income(a)   Investments      Income      Period
                                         --------- ---------- -------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................  $ 9.98     $0.15        $   --        $(0.18)     $ 9.95
For the year ended December 31, 2007....    9.80      0.40          0.23         (0.45)       9.98
For the year ended December 31, 2006....    9.93      0.39         (0.07)        (0.45)       9.80
For the year ended December 31, 2005....   10.14      0.36         (0.14)        (0.43)       9.93
For the year ended December 31, 2004....   10.27      0.35         (0.06)        (0.42)      10.14
For the year ended December 31, 2003....   10.51      0.33         (0.17)        (0.40)      10.27

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................    9.99      0.16            --         (0.19)       9.96
For the year ended December 31, 2007....    9.81      0.42          0.23         (0.47)       9.99
For the year ended December 31, 2006....    9.94      0.42         (0.08)        (0.47)       9.81
For the year ended December 31, 2005....   10.15      0.39         (0.14)        (0.46)       9.94
For the year ended December 31, 2004....   10.28      0.37         (0.05)        (0.45)      10.15
For the year ended December 31, 2003....   10.51      0.35         (0.16)        (0.42)      10.28

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                                         Ratio to Average Net Assets of
                                                                    --------------------------------------
                                                                    Expenses, Net
                                                                      of Waiver   Expenses, Prior
                                           Total      Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Investment  End of Period     Bank of      The Bank of   Investment Turnover
                                         Return(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................    1.38%      $  5,980         0.90%*         1.03%*        2.99%*     48%
For the year ended December 31, 2007....    6.53%         6,015         0.90%          1.02%         4.06%      57%
For the year ended December 31, 2006....    3.32%         6,319         0.90%          1.03%         4.02%      21%
For the year ended December 31, 2005....    2.25%         7,161         0.90%          1.03%         3.62%      29%
For the year ended December 31, 2004....    2.92%        10,505         0.98%          1.11%         3.39%       8%
For the year ended December 31, 2003....    1.50%        14,896         1.04%          1.14%         3.13%      87%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................    1.50%       109,685         0.65%*         0.78%*        3.24%*     48%
For the year ended December 31, 2007....    6.80%       106,650         0.65%          0.77%         4.31%      57%
For the year ended December 31, 2006....    3.58%       103,686         0.65%          0.78%         4.27%      21%
For the year ended December 31, 2005....    2.51%       114,209         0.65%          0.78%         3.88%      29%
For the year ended December 31, 2004....    3.18%       111,963         0.72%          0.86%         3.65%       8%
For the year ended December 31, 2003....    1.86%       112,584         0.79%          0.89%         3.39%      87%



See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund



                                          Net Asset             Net Realized  Distributions                Net Asset
                                           Value,      Net     and Unrealized   from Net    Distributions   Value,
                                          Beginning Investment Gain (Loss) on  Investment       from        End of
                                          of Period Income(a)   Investments      Income     Capital Gains   Period
                                          --------- ---------- -------------- ------------- -------------  ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited).............................  $10.82     $0.17        $(0.13)       $(0.17)       $   --       $10.69
For the year ended December 31, 2007.....   10.76      0.35          0.08         (0.36)        (0.01)       10.82
For the year ended December 31, 2006.....   10.75      0.34          0.01         (0.34)           --/(1)/   10.76
For the year ended December 31, 2005.....   10.90      0.33         (0.14)        (0.33)        (0.01)       10.75
For the year ended December 31, 2004.....   11.01      0.32         (0.08)        (0.32)        (0.03)       10.90
For the year ended December 31, 2003.....   11.02      0.35          0.04         (0.35)        (0.05)       11.01

Class C Shares
For the period ended January 2, 2007***+.   10.77        --            --            --            --        10.77
For the year ended December 31, 2006.....   10.75      0.26          0.02         (0.26)           --/(1)/   10.77
For the year ended December 31, 2005.....   10.90      0.24         (0.14)        (0.24)        (0.01)       10.75
For the period August 24, 2004* through
 December 31, 2004.......................   10.91      0.09            --         (0.08)        (0.02)       10.90

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited).............................   10.81      0.19         (0.13)        (0.19)           --        10.68
For the year ended December 31, 2007.....   10.75      0.38          0.07         (0.38)        (0.01)       10.81
For the year ended December 31, 2006.....   10.74      0.37          0.01         (0.37)           --/(1)/   10.75
For the year ended December 31, 2005.....   10.89      0.35         (0.14)        (0.35)        (0.01)       10.74
For the year ended December 31, 2004.....   11.00      0.35         (0.08)        (0.35)        (0.03)       10.89
For the year ended December 31, 2003.....   11.02      0.37          0.03         (0.37)        (0.05)       11.00

* Commencement of investment operations.
**Annualized.
***Effective December 29, 2006, Class C Share accounts had been closed. On
   January 3, 2007, residual Class C Shares remaining were redeemed.
+ Unaudited.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton intermediate New York Tax-Exempt Fund

                                                                                Ratio to Average Net Assets of
                                                                         -----------------------------------------
                                                                         Expenses, Net                 Net Investment
                                                                           of Waiver   Expenses, Prior Income Net of
                                                Total      Net Assets,     from The    to Waiver from   Waiver from   Portfolio
                                              Investment  End of Period     Bank of      The Bank of    The Bank of   Turnover
                                              Return(b)  (000's Omitted)   New York       New York        New York      Rate
                                              ---------- --------------- ------------- --------------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited).................................    0.48%      $ 16,288         0.84%**        0.99%**         3.25%**       4%
For the year ended December 31, 2007.........    4.07%        17,153         0.84%          1.00%           3.31%        17%
For the year ended December 31, 2006.........    3.38%        18,131         0.84%          1.01%           3.21%        13%
For the year ended December 31, 2005.........    1.76%        20,164         0.84%          1.02%           3.00%        16%
For the year ended December 31, 2004.........    2.19%        22,844         0.94%          1.11%           2.93%        11%
For the year ended December 31, 2003.........    3.57%        26,354         1.04%          1.17%           3.15%        10%

Class C Shares
For the period ended January 2, 2007***+.....      --             10         1.53%**        1.53%**         1.21**       --
For the year ended December 31, 2006.........    2.71%            10         1.59%          1.77%           2.46%        13%
For the year ended December 31, 2005.........    0.99%            10         1.59%          1.78%           2.25%        16%
For the period August 24, 2004* through
 December 31, 2004...........................    1.00%            10         1.59%**        1.79%**         2.24%**      11%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited).................................    0.53%       102,309         0.59%**        0.74%**         3.49%**       4%
For the year ended December 31, 2007.........    4.33%        97,935         0.59%          0.75%           3.56%        17%
For the year ended December 31, 2006.........    3.64%        94,789         0.59%          0.76%           3.46%        13%
For the year ended December 31, 2005.........    2.01%        95,160         0.59%          0.77%           3.26%        16%
For the year ended December 31, 2004.........    2.45%        88,706         0.68%          0.85%           3.19%        11%
For the year ended December 31, 2003.........    3.71%        72,127         0.79%          0.93%           3.39%        10%

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund



                                         Net Asset             Net Realized  Distributions               Net Asset
                                          Value,      Net     and Unrealized   from Net    Distributions  Value,
                                         Beginning Investment Gain (Loss) on  Investment       from       End of
                                          of Year  Income(a)   Investments      Income     Capital Gains  Period
                                         --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................  $ 9.89     $0.16        $(0.11)       $(0.16)       $   --      $ 9.78
For the year ended December 31, 2007....    9.87      0.31          0.03         (0.31)        (0.01)       9.89
For the year ended December 31, 2006....    9.88      0.30          0.01         (0.30)        (0.02)       9.87
For the year ended December 31, 2005....   10.12      0.29         (0.18)        (0.29)        (0.06)       9.88
For the year ended December 31, 2004....   10.30      0.29         (0.09)        (0.29)        (0.09)      10.12
For the year ended December 31, 2003....   10.49      0.31          0.02         (0.32)        (0.20)      10.30

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................    9.88      0.17         (0.12)        (0.17)           --        9.76
For the year ended December 31, 2007....    9.85      0.34          0.04         (0.34)        (0.01)       9.88
For the year ended December 31, 2006....    9.86      0.33          0.01         (0.33)        (0.02)       9.85
For the year ended December 31, 2005....   10.10      0.32         (0.18)        (0.32)        (0.06)       9.86
For the year ended December 31, 2004....   10.28      0.32         (0.09)        (0.32)        (0.09)      10.10
For the year ended December 31, 2003....   10.45      0.34          0.04         (0.35)        (0.20)      10.28

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                                         Ratio to Average Net Assets of
                                                                    --------------------------------------
                                                                    Expenses, Net
                                                                      of Waiver   Expenses, Prior
                                           Total      Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Investment  End of Period     Bank of      the Bank of   Investment Turnover
                                         Return(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................    0.48%      $    578         0.94%*         0.94%*        3.22%*      9%
For the year ended December 31, 2007....    3.56%           593         0.94%          0.94%         3.14%      14%
For the year ended December 31, 2006....    3.18%         1,404         0.94%          0.94%         3.06%      26%
For the year ended December 31, 2005....    1.17%         1,667         0.94%          0.94%         2.95%      41%
For the year ended December 31, 2004....    1.98%         2,380         1.01%          1.02%         2.87%      31%
For the year ended December 31, 2003....    3.19%         2,847         1.04%          1.04%         2.97%      36%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................    0.51%       209,523         0.69%*         0.69%*        3.48%*      9%
For the year ended December 31, 2007....    3.92%       209,953         0.69%          0.69%         3.42%      14%
For the year ended December 31, 2006....    3.44%       216,194         0.69%          0.69%         3.32%      26%
For the year ended December 31, 2005....    1.42%       247,252         0.69%          0.69%         3.21%      41%
For the year ended December 31, 2004....    2.23%       267,177         0.76%          0.77%         3.12%      31%
For the year ended December 31, 2003....    3.65%       277,390         0.79%          0.79%         3.22%      36%

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund



                                           Net Asset             Net Realized  Distributions               Net Asset
                                            Value,      Net     and Unrealized   from Net    Distributions  Value,
                                           Beginning Investment Gain (Loss) on  Investment       from       End of
                                           of Period Income(a)   Investments      Income     Capital Gains  Period
                                           --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)..............................  $ 9.37     $0.20        $(0.32)       $(0.20)       $   --      $ 9.05
For the year ended December 31, 2007......   10.33      0.42         (0.91)        (0.42)        (0.05)       9.37
For the year ended December 31, 2006......   10.00      0.38          0.33         (0.38)           --       10.33
For the period December 30, 2005* through
 December 31, 2005........................   10.00        --            --            --            --       10.00

* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Municipal Enhanced Yield Fund

                                                                         Ratio to Average Net Assets of
                                                                    -------------------------------------
                                                                    Expenses, Net
                                                                      of Waiver   Expenses, Prior
                                           Total      Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Investment  End of Period     Bank of      The Bank of   Investment Turnover
                                         Return(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (1.24)%      $7,633          0.79%**        1.72%**       4.47%**    11%
For the year ended December 31, 2007....   (4.92)%       7,959          0.79%          1.76%         4.18%      61%
For the year ended December 31, 2006....    7.37%        7,357          0.79%**        2.34%**       3.96%**    68%
For the period December 30, 2005*
 through December 31, 2005..............      --            --            --             --            --       --

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund



                                         Net Asset             Net Realized  Distributions                Net Asset
                                          Value,      Net     and Unrealized   from Net    Distributions   Value,
                                         Beginning Investment Gain (Loss) on  Investment       from        End of
                                          of Year  Income(a)   Investments      Income     Capital Gains   Period
                                         --------- ---------- -------------- ------------- -------------  ---------
PER SHARE DATA:
Investor Shares
For the six months ended June 30, 2008
 (Unaudited)............................  $10.40     $0.24        $(0.12)       $(0.26)       $   --       $10.26
For the year ended December 31, 2007....   10.25      0.48          0.18         (0.51)           --        10.40
For the year ended December 31, 2006....   10.37      0.45         (0.07)        (0.50)           --        10.25
For the year ended December 31, 2005....   10.65      0.41         (0.22)        (0.47)           --        10.37
For the year ended December 31, 2004....   10.73      0.41          0.01         (0.50)           --/(1)/   10.65
For the year ended December 31, 2003....   10.86      0.36          0.01         (0.49)        (0.01)       10.73

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   10.40      0.25         (0.11)        (0.27)           --        10.27
For the year ended December 31, 2007....   10.26      0.50          0.18         (0.54)           --        10.40
For the year ended December 31, 2006....   10.38      0.47         (0.07)        (0.52)           --        10.26
For the year ended December 31, 2005....   10.66      0.43         (0.21)        (0.50)           --        10.38
For the year ended December 31, 2004....   10.74      0.42          0.02         (0.52)           --/(1)/   10.66
For the year ended December 31, 2003....   10.87      0.38          0.01         (0.51)        (0.01)       10.74

* Annualized.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during he period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                                                         Ratio to Average Net Assets of
                                                                    --------------------------------------
                                                                    Expenses, Net
                                                                      of Waiver   Expenses, Prior
                                           Total      Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Investment  End of Period     Bank of      The Bank of   Investment Turnover
                                         Return(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Investor Shares
For the six months ended June 30, 2008
 (Unaudited)............................    1.09%      $    145         0.60%*         0.75%*        4.64%*      19%
For the year ended December 31, 2007....    6.65%           122         0.60%          0.77%         4.65%       32%
For the year ended December 31, 2006....    3.77%           230         0.60%          0.78%         4.42%       30%
For the year ended December 31, 2005....    1.85%           203         0.60%          0.79%         3.88%      114%
For the year ended December 31, 2004....    4.00%            92         0.60%          0.86%         3.77%       73%
For the year ended December 31, 2003....    3.46%           108         0.60%          0.89%         3.38%      131%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................    1.31%       105,493         0.35%*         0.50%*        4.87%*      19%
For the year ended December 31, 2007....    6.81%       101,587         0.35%          0.52%         4.91%       32%
For the year ended December 31, 2006....    4.03%        85,871         0.35%          0.53%         4.67%       30%
For the year ended December 31, 2005....    2.10%        90,402         0.35%          0.54%         4.09%      114%
For the year ended December 31, 2004....    4.25%        93,791         0.35%          0.61%         4.00%       73%
For the year ended December 31, 2003....    3.69%       149,107         0.35%          0.62%         3.53%      131%

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. Organization And Business

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The eight series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton Core Bond Fund, (the "Core Bond Fund"), BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), BNY Hamilton High Yield Fund (the "High Yield Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Municipal Enhanced Yield Fund (the "Municipal Enhanced Yield Fund"), and BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act, with the exception of the Intermediate New York Tax-Exempt Fund which is non-diversified.

  Each of the Funds, except the Municipal Enhanced Yield Fund and the U.S. Bond Market Index Fund, offers two classes of shares: Class A Shares (formerly, Investor Shares), and Institutional Shares. The Municipal Enhanced Yield Fund offers one class of shares: Institutional Shares. The U.S. Bond Market Index Fund offers two classes of shares: Institutional Shares and Investor Shares.

  All Class A Shares, except those of the Enhanced Income Fund, are sold with a front-end sales charge of up to 4.25% for purchases of less than $1 million. Class A Shares of the Enhanced Income Fund are sold with a front-end sales charge of up to 1.50% for purchases of less than $1 million. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Core Bond Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity;

.. Enhanced Income Fund--To generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity;

.. High Yield Fund--To provide investors with a high level of current income and, secondarily, capital appreciation;

.. Intermediate Government Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk;

.. Intermediate New York Tax-Exempt Fund--To provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal;

.. Intermediate Tax-Exempt Fund--To provide income that is exempt from federal income taxes while maintaining relative stability of principal;

.. Municipal Enhanced Yield Fund--To provide a high level of current income that is exempt from federal income tax and, secondarily, capital appreciation;

..  U.S. Bond Market Index Fund--To track the total rate of return of the Lehman
   Brothers Aggregate Bond Index (the "Lehman Bond Index").

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

  In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurement" (FAS 157). FAS 157 establishes an authoritative framework for the measurement of fair value, and enhances disclosure about fair value measurements. The Statement is effective for fair value measures already required or permitted by other standards for fiscal years beginning after November 15, 2007. As a result of the adoption of FAS 157 there was no impact on the financial statements or the manner for which fair valued is determined.

  The Funds utilize various inputs in determining the value of it's investments. These inputs are summarized in the three broad levels as follows:
Level 1--quoted prices in active markets for identical securities Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3-- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of June 30, 2008 in valuing each of the Fund's assets carried at fair value are listed below:

             Core Bond Fund
                                                      Investment in
             Valuation inputs                          Securities
             ----------------                         -------------
             Level 1--Quoted Prices.................. $ 88,199,874
             Level 2--Other Significant Observable
              Inputs.................................  350,485,235
             Level 3--Significant Unobservable Inputs           --
                                                      ------------
             Total................................... $438,685,109
                                                      ------------

             Enhanced Income Fund
                                                      Investment in
             Valuation inputs                          Securities
             ----------------                         -------------
             Level 1--Quoted Prices.................. $  3,440,227
             Level 2--Other Significant Observable
              Inputs.................................   17,127,003
             Level 3--Significant Unobservable Inputs           --
                                                      ------------
             Total................................... $ 20,567,230
                                                      ------------

             High Yield Fund
                                                      Investment in
             Valuation inputs                          Securities
             ----------------                         -------------
             Level 1--Quoted Prices.................. $ 20,882,803
             Level 2--Other Significant Observable
              Inputs.................................  149,996,998
             Level 3--Significant Unobservable Inputs           --
                                                      ------------
             Total................................... $170,879,801
                                                      ------------

             Intermediate Government Fund
                                                      Investment in
             Valuation inputs                          Securities
             ----------------                         -------------
             Level 1--Quoted Prices.................. $  1,714,943
             Level 2--Other Significant Observable
              Inputs.................................  112,885,690
             Level 3--Significant Unobservable Inputs           --
                                                      ------------
             Total................................... $114,600,633
                                                      ------------


             Intermediate New York Tax-Exempt Fund
                                                      Investment in
             Valuation inputs                          Securities
             ----------------                         -------------
             Level 1--Quoted Prices.................. $         --
             Level 2--Other Significant Observable
              Inputs.................................  118,183,084
             Level 3--Significant Unobservable Inputs           --
                                                      ------------
             Total................................... $118,183,084
                                                      ------------

             Intermediate Tax-Exempt Fund
                                                      Investment in
             Valuation inputs                          Securities
             ----------------                         -------------
             Level 1--Quoted Prices.................. $         --
             Level 2--Other Significant Observable
              Inputs.................................  208,444,240
             Level 3--Significant Unobservable Inputs           --
                                                      ------------
             Total................................... $208,444,240
                                                      ------------

             Municipal Enhanced Yield Fund
                                                      Investment in
             Valuation inputs                          Securities
             ----------------                         -------------
             Level 1--Quoted Prices.................. $         --
             Level 2--Other Significant Observable
              Inputs.................................    7,559,872
             Level 3--Significant Unobservable Inputs           --
                                                      ------------
             Total................................... $  7,599,872
                                                      ------------

             U.S. Bond Market Index Fund
                                                      Investment in
             Valuation inputs                          Securities
             ----------------                         -------------
             Level 1--Quoted Prices.................. $ 23,735,717
             Level 2--Other Significant Observable
              Inputs.................................  103,835,542
             Level 3--Significant Unobservable Inputs           --
                                                      ------------
             Total................................... $127,571,259
                                                      ------------

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized gain and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging exposure to the market fluctuations of its portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Swaps

  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Core Bond Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

  Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(G) Tax Information

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy is to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

  The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of December 31, 2007, management has reviewed the tax position for each of the open tax years 2004 to 2007, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds' financial statements.

(H) Dividends and Distributions to Shareholders

  All Funds, except for the Core Bond Fund and the Intermediate Government Fund, declare dividends daily and pay dividends monthly. The Core Bond Fund and the Intermediate Government Fund declare dividends monthly and pay dividends monthly. Prior to April 1, 2008, Core Bond and Intermediate Government Funds declared dividends daily and paid dividends monthly.

(I) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of discount and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(J) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates used in preparing the Funds' Financial Statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other transactions With affiliates

  The Trust has multiple service agreements with The Bank of New York Mellon ("BNY"). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust's assets. As administrator, BNY is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

  The Bank of New York Mellon, (the "Advisor") manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                  % of Average
                                Daily Net Assets
                                ----------------
Core Bond Fund.................      0.50%
Enhanced Income Fund...........      0.10%*
High Yield Fund................      0.60%**
Intermediate Government Fund...      0.50%
Intermediate New York
 Tax-Exempt Fund ..............      0.50%
Intermediate Tax-Exempt Fund ..      0.50%
Municipal Enhanced Yield Fund..      0.50%
U.S. Bond Market Index Fund....      0.20%

* The Advisor's fee is 0.10% for the Fund's first $2 billion of average daily net assets; 0.095% on the next $3 billion of average daily net assets; 0.09% on the next $5 billion; and 0.085% on average daily net assets in excess of $10 billion.
**The Advisory fee is payable at a rate of 0.60% on the first $100 million of daily net assets and at a rate of 0.50% on the average daily net assets in excess of $100 million.

  Except for the Enhanced Income Fund and High Yield Fund, the above rates are reduced by 0.05% on net assets in excess of $500 million and an additional 0.05% on net assets in excess of $1 billion.

  The Municipal Enhanced Yield Fund is sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"). The Advisor, not the Fund pays GW&K a sub-advisory fee for its services rendered to the Fund.

  The Bank of New York Mellon serves as the Fund's administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to Citi Fund Services Ohio, Inc. under the terms of a sub-administration agreement.

  Except for the Enhanced Income Fund, the Administrator's fee is payable monthly at a rate of 0.10% on each Fund's average daily net assets. For the Enhanced Income Fund, the Administrator's fee is payable at a monthly rate of 0.07% on the Fund's average daily net assets.

  The Administrator has voluntarily agreed to waive 0.05% of its fee for the U.S. Bond Market Index Fund.

  During the six months ended June 30, 2008, the Funds paid the following amounts to the Administrator under the administration agreement:

                                                      Amount
                                                     --------
                   Core Bond Fund................... $154,678
                   Enhanced Income Fund.............    8,459
                   High Yield Fund..................   73,940
                   Intermediate Government Fund.....   50,212
                   Intermediate New York Tax-Exempt
                    Fund............................   50,916
                   Intermediate Tax-Exempt Fund.....   92,425
                   Municipal Enhanced Yield Fund....    3,322
                   U.S. Bond Market Index Fund......   42,032

  BNY Hamilton Distributors, Inc., a subsidiary of Foreside Financial Group LLC, is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York Mellon serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2008 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2008, none of the Funds, except for the Enhanced Income Fund, earned any such income.

  The Bank of New York Mellon provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York Mellon agreed to assume/ waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below. These waivers are voluntary and may be discontinued at any time.

                                  Class A    Institutional
                                  Shares        Shares
                               ------------- -------------
Core Bond Fund................     0.94%         0.69%
Enhanced Income Fund..........     0.62%         0.37%
High Yield Fund...............     1.06%         0.81%
Intermediate Government Fund..     0.90%         0.65%
Intermediate New York
 Tax-Exempt Fund..............     0.84%         0.59%
Intermediate Tax- Exempt Fund.     0.94%         0.69%
Municipal Enhanced Yield Fund.       N/A         0.79%

                               Institutional   Investor
                                  Shares        Shares
                               ------------- -------------
U.S. Bond Market Index Fund...     0.35%         0.60%

  Prior to March 1, 2008, the waiver for the Enhanced Income Fund was 0.50% for the Class A Shares and 0.25% for the Institutional Shares.

  Prior to April 18, 2008, the waivers for the High Yield Fund were 1.14% and 0.89% and the Intermediate Tax-Exempt Fund were 1.04% and 0.79% for the Institutional Shares and Class A Shares, respectively.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25% of the average annual daily net assets of the Investor Shares and Class A Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares during the six months ended June 30, 2008:

                                                     Class A
                                                  -------------
                                                    Front-End
                                                  Sales Charges
                                                  -------------
                Core Bond Fund...................    $    5
                Enhanced Income Fund.............         6
                High Yield Fund..................        13
                Intermediate New York Tax-Exempt
                 Fund............................     3,361

4. Securities Lending

  The Core Bond, Enhanced Income Fund, High-Yield and U.S. Bond Market Index Funds may participate in a security lending program offered by The Bank of New York Mellon providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York Mellon earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

5. Portfolio Securities

  For the six months ended June 30, 2008, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                Core Bond Fund
                                           -------------------------
                                            Purchases      Sales
                                           ------------ ------------
            US Gov't Securities........... $166,605,255 $124,554,261
            All Others....................   47,469,180   68,326,987

                                             Enhanced Income Fund
                                           -------------------------
                                            Purchases      Sales
                                           ------------ ------------
            US Gov't Securities........... $  2,874,314 $ 16,545,370
            All Others....................    7,793,626   15,129,038

                                                High Yield Fund
                                           -------------------------
                                            Purchases      Sales
                                           ------------ ------------
            US Gov't Securities........... $         -- $         --
            All Others....................   64,988,550   83,691,453


                                                 Intermediate
                                                Government Fund
                                            -----------------------
                                             Purchases     Sales
                                            ----------- -----------
             US Gov't Securities........... $57,552,290 $54,451,281
             All Others....................          --          --
                                             Intermediate New York
                                                Tax-Exempt Fund
                                            -----------------------
                                             Purchases     Sales
                                            ----------- -----------
             US Gov't Securities........... $        -- $        --
             All Others....................   7,717,105   3,933,860

                                                 Intermediate
                                                Tax-Exempt Fund
                                            -----------------------
                                             Purchases     Sales
                                            ----------- -----------
             US Gov't Securities........... $        -- $        --
             All Others....................  21,195,127  19,014,003

                                              Municipal Enhanced
                                                  Yield Fund
                                            -----------------------
                                             Purchases     Sales
                                            ----------- -----------
             US Gov't Securities........... $        -- $        --
             All Others....................     830,261   1,160,130

                                            U.S. Bond Market Index
                                                     Fund
                                            -----------------------
                                             Purchases     Sales
                                            ----------- -----------
             US Gov't Securities........... $21,018,766 $15,714,005
             All Others....................   7,097,498   3,667,652

6. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2007 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                     Capital Loss
                                     Carryforward Expiration
                                     ------------ ----------
                   Core Bond Fund...  $  809,099     2012
                                       1,993,728     2013
                                       4,948,217     2014
                                       2,095,332     2015
                   Enhanced
                    Income Fund.....     205,618     2011
                                       1,689,718     2012
                                       2,085,448     2013
                                         482,656     2014
                                          45,761     2015
                   High Yield Fund..   1,917,623     2013
                                       4,914,943     2014
                                       2,406,483     2015
                   Intermediate
                    Government Fund.     261,062     2008
                                         257,446     2012
                                          27,790     2013
                                         912,023     2014
                                         774,102     2015
                   Intermediate
                    Tax-Exempt Fund.      78,759     2015
                   U.S. Bond Market
                    Index Fund......     289,752     2012
                                         334,547     2013
                                       1,274,187     2014
                                         180,131     2015

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Core Bond Fund, Enhanced Income Fund, High Yield Fund, Intermediate Tax-Exempt Fund, Municipal Enhanced Yield Fund and U.S. Bond Market Index Fund deferred post-October losses in the amount of $651,732,

$1,328,275, $1,311,866, $7,524, $32,882 and $263,379, respectively, during 2007.

  Currency losses incurred after October 31 ("post-October" currency losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Core Bond Fund deferred post-October currency losses in the amount of $3,236 during 2007.

  During the year ended December 31, 2007, the Intermediate New York Tax-Exempt Fund and Municipal Enhanced Yield Fund utilized capital loss carryforwards of $2,813 and $3,991, respectively, to offset realized gains.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

                                               *Distributions Paid From:
                                          -----------------------------------
                                                         Net        Total
                                                      Long-Term    Taxable
                                           Ordinary    Capital  Distributions
                                            Income      Gains       Paid
                                          ----------- --------- -------------
   Core Bond Fund........................ $16,983,577       --   16,983,577
   Enhanced Income Fund..................   4,094,174       --    4,094,174
   High Yield Fund.......................  15,081,639       --   15,081,639
   Intermediate Government Fund..........   5,308,211       --    5,308,211
   Intermediate New York Tax-Exempt Fund.          --  138,015      138,015
   Intermediate Tax-Exempt Fund..........          --  272,019      272,019
   Municipal Enhanced Yield Fund.........      44,235       --       44,235
   U.S. Bond Market Index Fund...........   4,916,914       --    4,916,914

*The following tax-exempt income distributions were paid by the Intermediate
 New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund and the Municipal Enhanced Yield Fund in the amounts of $4,017,466, $7,251,323 and $333,329, respectively.

  As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                          Undistributed Undistributed             Accumulated      Unrealized            Total
                            Ordinary      Long-Term   Accumulated Capital and    Appreciation/        Accumulated
                             Income     Capital Gains  Earnings   Other Losses   (Depreciation)    Earnings/(Deficit)
                          ------------- ------------- ----------- ------------  --------------     ------------------
Core Bond Fund...........   $119,816         --        $119,816   $(10,671,524)  $(2,696,061)/1,2/    $(13,247,769)
Enhanced Income Fund.....     76,201         --          76,201     (5,837,476)     (819,224)           (6,580,499)
High Yield Fund..........      3,524         --           3,524    (10,550,915)   (4,870,216)/1,2/     (15,417,607)
Intermediate Government
 Fund....................         --         --              --     (2,291,063)    1,345,585/1,2/         (945,478)
Intermediate New York
 Tax-Exempt Fund ........         --         --              --         62,296     2,645,062/2/          2,707,358
Intermediate Tax-Exempt
 Fund....................         --         --              --        (86,283)    3,618,970/2/          3,532,687
Municipal Enhanced Yield
 Fund....................         --         --              --        (32,882)     (594,203)             (627,085)
U.S. Bond Market Index
 Fund....................         33         --              33     (2,341,996)      574,747/1,2/       (1,767,216)

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.

7. Written Option Activity

  During the six months ended June 30, 2008, there were no transactions in written options.

8. Future Contracts

  The Core Bond Fund enters into futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

9. Reclassification of Capital Accounts

  At December 31, 2007, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax amortization methods for premium and market discount, paydown gains/(losses) and redemption in-kind transactions. Net investment income, net realized gains, and net assets were not affected by these changes.

                                         Undistributed     Undistributed
                                         Net Investment    Capital Gains/    Paid in
                                             Income     (Accumulated Losses) Capital
                                         -------------- -------------------- -------
Core Bond Fund..........................   $  633,238       $  (633,238)        --
Enhanced Income Fund....................       (5,461)            5,461         --
High Yield Fund.........................    1,392,928        (1,392,928)        --
Intermediate Government Fund............    1,570,491        (1,570,491)        --
Intermediate New York Tax-Exempt Fund ..          (99)               99         --
Intermediate Tax-Exempt Fund ...........           (1)               97       $(96)
Municipal Enhanced Yield Fund...........           --                 2         (2)
U.S. Bond Market Index Fund.............      519,954          (519,954)        --

10. Concentration of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 20% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

11. Accounting Pronouncement

  In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

12. Subsequent Events

  At shareholder meetings which took place on July 16 and August 7, 2008, shareholders approved transactions pursuant to which certain BNY Hamilton Funds would be reorganized into existing or newly-created mutual funds managed by either The Dreyfus Corporation ("Dreyfus") or BNY Mellon Fund Advisers, a division of Dreyfus. Both Dreyfus and BNY Mellon Fund Advisers are affiliates of The Bank of New York Mellon, the investment adviser to BNY Hamilton Funds.

  The various proposed reorganizations, which are expected to close in September 2008, are as follows:

BNY Hamilton Fund                      Dreyfus/BNY Mellon Fund
-----------------                      -----------------------
Core Bond Fund                         BNY Mellon Bond Fund
Enhanced Income Fund                   Dreyfus Enhanced Income Fund
High Yield Fund                        Dreyfus Premier Limited Term High Yield Fund
Intermediate Government Fund           BNY Mellon Intermediate U.S. Government Fund
Intermediate New York Tax-Exempt Fund  BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Intermediate Tax-Exempt Fund           BNY Mellon National Intermediate Municipal Bond Fund
U.S. Bond Market Index Fund            Dreyfus Bond Market Index Fund

         Information About Advisory Agreements (Unaudited)

    At a meeting held on May 14, 2008, the directors unanimously approved the continuance of the Investment Advisory Agreements between the Funds and the Adviser and the Sub-Advisory Agreement with Gannett Welsh & Kotler LLC, which is a subsidiary of The Bank of New York Mellon, in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser and the Sub-adviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser in person on May 13 and 14.

    In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel and the independent consultant at which no representatives of the Adviser were present, including sessions of the independent directors meeting separately. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

       1.information comparing the performance of each of the Funds to other mutual funds with similar investment objectives and to each Fund's respective unmanaged benchmark index;

       2.the nature, extent and quality of investment and administrative services rendered by the Adviser and Sub-Adviser;

       3.payments received by the Adviser from all sources in respect of each Fund;

       4.the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Fund;

       5.comparative fee and expense data for each Fund and other comparable funds;

       6.whether Fund expenses might be expected to decline as a percentage of net assets as Fund assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

       7.the Adviser's and Sub-Adviser's policies and practices regarding allocation of portfolio transactions of the Funds, including the extent to which the Adviser benefits from soft dollar arrangements;

       8.other fall-out benefits that the Adviser, the Sub-Adviser or their affiliates receive from their relationships with the Funds;

       9.information about fees charged by the Adviser and the Sub-Adviser to other clients with similar investment objectives;

      10.the professional experience and qualifications of each Fund's management team and other senior personnel of the Adviser and the Sub-Adviser; and

      11.the terms of the various agreements.

    The Directors also considered the nature, extent, and quality of the services provided by the Adviser and the Sub-Adviser based on their experience as Directors and on the information provided by the Adviser and the Sub-Adviser in response to the Directors' requests. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. To the extent possible, the Directors evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser

    The Directors noted that, under the Investment Advisory Agreements and Investment Sub-Advisory Agreement, the Adviser and the Sub-Adviser, subject to the supervision of the Directors, manage the investment of the assets of each Fund, including making purchases and sales of Fund securities consistent with the Fund's investment objective and policies. Pursuant to the separate Administration Agreement, the Adviser also provides each Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for its operations.

    The Directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The Directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and the Funds' compliance programs, and that these compliance programs continue to be refined and enhanced. The Directors considered the quality of the investment research capabilities of the Adviser and the Sub-Adviser and the other resources they have dedicated to performing services for the Funds. The quality of other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, also was considered. The Directors also considered the Adviser's response to various regulatory compliance issues affecting it and the Funds. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Funds under the various agreements.

    The Directors also considered the scope and quality of services provided by the Sub-Adviser under its Investment Sub-Advisory Agreement, including the Sub-Adviser's responsibility for compliance matters with respect to the Funds it managed.

Costs of Services Provided and Profitability to the Adviser

    The Directors reviewed the information provided by the Adviser concerning the Adviser's profitability from providing investment advisory and administration activities to the Funds in the previous calendar year. They discussed the operating profitability before taxes and distribution expenses for the Funds as a whole, and in respect of each Fund. The Directors recognized that it is difficult to make comparisons among investment advisors regarding their profitability from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor's capital structure and cost of capital. The Directors also recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Fund. The Directors did not consider the separate profitability of the Sub-Adviser because the fees paid to the Sub-Adviser were negotiated by the Adviser and are paid out of the advisory fee received by it.

Fall-Out Benefits

    The Directors noted that they would consider that the Adviser and Sub-Adviser benefit from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Fund's purchases and sales of securities. The Directors noted that they received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating Fund brokerage for brokerage and research services. The Directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Funds as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The Directors also noted that the Adviser serves as the Funds' administrator, custodian and securities lending agent. The Directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if the Adviser and its affiliates did not receive the other benefits described above.

Investment Result

    The Directors considered the investment results of each of the Funds as compared to those of mutual funds with similar investment objectives as provided by The independent consultant, consolidated into a "Peer Category," and with one or more selected securities indices. The Adviser also provided a comparison to a larger sample size, consolidated into an "Objective Peer Group," and compared each Fund's performance to its corresponding Lipper peer group (the "Data Provider Category"). In addition to the information received by the Directors for the Meeting, the Directors received detailed performance information for each Fund at each regular Board meeting during the year. The Directors reviewed information showing performance of each Fund over the 1-, 3-, and 5-year periods ended December 31, 2007, as applicable, and compared to an appropriate securities index over comparable periods.

    Core Bond Fund. The directors noted steps that the Adviser had taken last year to improve performance, and that the Fund's 1-year performance had improved, although it still lagged its Peer Category median. The directors also noted that for the 1-year period the Fund's performance was ranked in the second quartile as compared to funds in the Data Provider Category.

    Enhanced Income Fund. The directors noted that the 1- and 3-year performance of the Enhanced Income Fund continued to lag that of its Peer Category median, and that the Adviser is implementing additional steps to improve performance.

    High Yield Fund. The directors noted the steps taken to improve performance, and that the Fund's 1-year performance had improved so that the Fund now outperformed its Peer Category median. The directors also noted that for the 1-year period the Fund's performance was ranked in the first quartile as compared to funds in the Data Provider Category.

    Intermediate Government Fund. The directors noted that, although the 1- and 3-year performance of the Intermediate Government Fund lagged its Peer Category median, the Adviser had taken steps to improve performance, and that for quarter, 1-, 3- and 5-year periods ended March 31, 2008, the Fund's performance was ranked in the first quartile as compared to finds in the Data Provider Category.

    Intermediate New York Tax-Exempt Fund. The directors noted that the 1- and 3- year performance of the Intermediate New York Tax-Exempt Fund exceeded that of its Peer Category median, and also noted the Adviser's statement that the Fund's performance was ranked in the first quartile for the 1-, 3- and 5-year periods as compared to funds in the Data Provider Category.

    Intermediate Tax-Exempt Fund. The directors noted the improvement in the Fund's performance. and that the 1-year performance of the intermediate Tax-Exempt Fund exceeded that of its Peer Category median. The directors also noted that while the Fund's 3-year performance lagged that of its Peer Category median, the Adviser stated that the Fund's performance was ranked in the first quartile and second quartile for the 1-year and 3-year periods, respectively, as compared to funds in the Data Provider Category.

    Municipal Enhanced Yield Fund. The directors noted that the 1-year performance of the Municipal Enhanced Yield Fund significantly lagged that of its Peer Category median, while last year the Fund significantly exceeded that of its Peer Category median. In this regard, the directors noted the Adviser's statements with respect to the Sub-adviser's approach to managing the Fund as compared to the Fund's peers, and the fee waivers already in place with respect to the Fund.

    U.S. Bond Market Index Fund. The directors noted that the 1-year performance of the U.S. Bond Market Index Fund exceeded that of its Peer Category median. The directors also noted that while the Fund's 3-year performance lagged that of its Peer Category median, the Adviser stated that the Fund's performance was ranked in the first quartile for the 1-year and 3-year periods as compared to funds in the Data Provider Category.

    The directors concluded that the performance of the Adviser and the Sub-Adviser was sufficient, in light of the steps taken to improve performance and the other considerations, to support approval of the Agreements.

Advisory Fee and Other Expenses

    The Directors considered the advisory fee rate for each Fund. The Directors recognized that it is difficult to make comparisons among investment advisors regarding their advisory fees because there are variations in the types and levels of services provided by various advisors.

    The Directors also considered the fees the Adviser and Sub-Adviser charge other clients, including institutional clients, with investment objectives similar to those of the Funds. In the case of the Sub-Adviser, the Directors also considered the fees it charges to others, including institutional accounts. The Directors were also mindful that, for many of the Funds, the Adviser was not receiving the full amount of its advisory fee because it had agreed to cap the expenses of those Funds. The Directors also considered the information provided by the Adviser concerning the significant differences in the scope of services provided to institutional clients and to the Funds.

    The Directors also considered the advisory fees and total expense ratio of each Fund in comparison to the fees and expenses of a subset of funds within the relevant Peer Category with a comparable asset size as well as with a group of similar funds of competitors in similar distribution channels. These comparisons were generally favorable with regard to the expense ratios of the Funds.

Economies of Scale

    The Directors noted that the advisory fee schedules for all of the Funds contained breakpoints that reduce the fee rate on assets above specified levels. The Directors noted that, as assets grow, these fee schedules will provide shareholders benefits from lower effective advisory fees. Directors also recognized the beneficial effects of the July 1, 2004 reduction in administration fees, which affected all Funds.

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                                     Principal Occupations
     Directors          Position                    During Past Five Years
     ---------           --------                    ----------------------
Edward L. Gardner..  Director and     Chairman of the Board, President and Chief
  1934.............. Chairman of the  Executive Officer, Industrial Solvents Corporation,
                     Board            1981 to Present; Chairman of the Board, President
                                      and Chief Executive Officer, Industrial Petro-
                                      Chemicals, Inc., 1981 to Present.

James E. Quinn.....  Director         President, Tiffany & Co., 2003 to Present; Member,
  1952..............                  Board of Directors, Tiffany & Co., 1995 to Present;
                                      Vice Chairman, Tiffany & Co., 1999 to 2003.

Karen Osar.........  Director         Retired; formerly Executive Vice President and
  1949..............                  Chief Financial Officer, Chemtura, Inc., 2004 to
                                      2007; Senior Vice President and Chief Financial
                                      Officer, Mead Westvaco Corp., 2002 to 2003;
                                      Senior Vice President and Chief Financial Officer,
                                      Westvaco Corp., 1999 to 2002.

Kim Kelly..........  Director         Consultant, 2005 to Present; Chief Executive
  1956..............                  Officer, Arroyo Video, 2004 to 2005; President,
                                      Chief Financial Officer and Chief Operating
                                      Officer, Insight Communications, 2000 to 2003.

John R. Alchin.....  Director         Retired; Executive Vice President, Co-Chief
  1948..............                  Financial Officer, Comcast Corporation, 1990 to
                                      2007.

Newton P.S. Merrill  Director         Retired; Senior Executive Vice President, The Bank
  1939..............                  of New York, 1994 to 2003.

                                                             Principal Occupations
       Officers               Position                       During Past Five Years
        --------               --------                      ----------------------
Joseph F. Murphy.......  President and        Managing Director, The Bank of New York Mellon,
  1963.................. Chief Executive      since April 2001.
                         Officer

Guy Nordahl............  Treasurer and        Vice President, The Bank of New York Mellon,
  1965.................. Principal Financial  1999 to Present.
                         Officer

Ellen Kaltman .........  Chief Compliance     Managing Director, Compliance, The Bank of New
  1948.................. Officer              York Mellon, 1999 to Present.

Jennifer English**.....  Secretary            Senior Vice President, Regulatory Administration,
  1972..................                      Citi Fund Services Ohio, Inc., 2005 to Present;
                                              Assistant Vice President and Assistant Counsel,
                                              PFPC Inc., 2002 to 2005.

Molly Martin Alvarado**  Assistant Secretary  Assistant Vice President, Regulatory Administration,
  1967..................                      Citi Fund Services Ohio, Inc., 2005 to Present; Blue
                                              Sky Corporate Legal Assistant, Palmer & Dodge
                                              LLP, 1999 to 2005; Business Law Legal Assistant
                                              Coordinator, Palmer & Dodge LLP, 2002 to 2005.



* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York Mellon, One Wall Street, New York, New York, 10286.
**The address of Jennifer English and Molly Martin Alvarado is c/o Citi Fund
  Services, 100 Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York Mellon

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York Mellon

Transfer Agent and Sub-Administrator
Citi Fund Services Ohio, Inc.

Custodian
The Bank of New York Mellon

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Ropes & Gray LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York Mellon, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York Mellon and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK MELLON

BNY Hamilton Distributors, Inc.
100 Summer Street
15th Floor
Boston, MA 02110

                                                               BNY-SAR-FI-06/08

[LOGO] BNY
HAMILTON

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2008

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK MELLON



   GLOBAL REAL ESTATE SECURITIES FUND

   INTERNATIONAL EQUITY FUND

   LARGE CAP EQUITY FUND

   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   MULTI-CAP EQUITY FUND

   S&P 500 INDEX FUND

   SMALL CAP CORE EQUITY FUND

   SMALL CAP GROWTH FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter


Dear Shareholder:

We are pleased to provide you with our Semi-Annual Report for the BNY Hamilton Funds for the six months ended June 30, 2008. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance for the first half of the year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The U.S. equity markets were volatile in the first half of 2008. Throughout the period, higher prices for food, energy, and other key commodities threatened to curtail consumer spending, cut into corporate profitability, and slow economic growth. In addition, the downturn in residential real-estate values persisted. Stocks started the year on a down note, as concerns about the worsening credit crisis and the potential for an economic recession--both continued from late 2007--eroded investor confidence. The Federal Reserve responded aggressively, lowering the Federal Funds target rate by 1.25 points in two separate actions in late January.

The challenging environment persisted through the end of the first quarter, and seemed to come to a head with the near-collapse of investment bank Bear Stearns in March. Again, the Federal Reserve stepped in, facilitating the sale of Bear to JP Morgan Chase, and injecting welcome liquidity into the markets. With a
0.75 percentage point cut in mid-March, and a 0.25 point cut in April, the Federal Reserve brought the target rate down to 2.25%, where it remained through the end of June.

The Federal Reserve's clear willingness to respond and shore up the crucial Financial Services sector contributed to a renewed sense of investor confidence that prevailed during much of April and May. In addition, outside of the Financial Services sector, many first-quarter earnings reports came in better than expected, helping stocks to rally further. There were hopes that perhaps the economy would avert a recession, and that the worst of the credit crisis was over.

Unfortunately, around mid-May, there were new signs that in fact the credit crisis was not near an end, as Financial Services companies faced the need to raise new equity capital in the wake of rising credit losses. Oil prices continued their steep climb; with food prices rising as well, fears that inflation would spike upward began to gain traction. Fiscal stimulus in the form of tax rebate checks helped to boost consumer spending at least temporarily, but whether they would have more enduring impact was unclear. All of these factors combined to drive stocks downward through the end of June, bringing major indexes down to near bear-market levels.

Looking ahead, outlook for U.S. equities remains uncertain. Although energy prices have backed down somewhat from their record highs, prices are still quite elevated and are contributing to higher costs in most other sectors of the economy. Data suggesting that inflation is on the rise and that economic growth has stagnated have sparked fears of stagflation, the infamous condition that loomed over the economy and the financial markets during the 1970s.

For the six months ended June 30, 2007, the S&P 500(R) Index of large-capitalization U.S. stocks returned -11.91%. The Russell 2000(R) Index of small-cap stocks posted a total return of -9.38% for the same period.

International equities over the six months offered slightly better performance than large-cap domestic stocks, but nonetheless the major international benchmark still posted a double-digit loss. Many international markets, especially emerging markets, had been able to perform well in 2007 even as the U.S. market slipped into uncertainty. In 2008, unfortunately, it became increasingly clear that many of the same factors weighing on the U.S. economy, as well as its equity markets, were also starting to affect many global markets. In addition to spillover effects from the U.S.' subprime lending crisis, many international markets are also coping with weakening real-estate markets and slowing rates of economic growth.

Perhaps the greatest fear haunting global markets, however, is the potential for higher rates of inflation. Inflation was already a concern due to the rapid rates of economic growth seen in many global markets. Even as a number of global economies have cooled, however, the inflation risk remains, fueled in part by high energy costs, as well as rising prices for many staple foods as well as other key commodities. Some central banks, including those in China and Brazil, tightened monetary policy in an effort to stave off inflation; the European Central Bank did so as well shortly after the period's end.

In this environment, it was predictable that international equity markets would come under some pressure. This was compounded by the fact that stocks in many emerging markets had enjoyed a long run-up in value that left them vulnerable to declines when investor sentiment faltered. This has played a major role in the 48% decline in China's equities for the year so far; investors have reacted sharply as companies there have been hurt by higher commodity costs, inflation fears and a strengthening currency that has hurt profits in that export-driven market. A number of other Asian markets similarly posted double-digit declines. Japan, however, while still posting a decline for the period, showed significant improvement over the year's second quarter.

Among established European markets, both Germany and the United Kingdom posted double-digit losses, as they felt the impact of higher inflation and the global credit crunch, both of which have dimmed the outlook for economic growth in the region.

For the six months, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned -10.96%, outpacing major domestic equity indexes.

The fixed-income markets were turbulent during the first half of the year. The same credit crisis that caused so much trepidation among equity investors had even greater impact on the fixed-income markets. The events of the first quarter made most fixed-income investors very wary of any risk, leading to a sweeping flight to quality that saw Treasury securities come into heavy favor.

After the Federal Reserve's intervention in the Bear Stearns matter and its other steps to boost liquidity, however, a more optimistic tone came to the fixed-income markets. In April and May, investors once again were willing to venture into riskier securities, based on their hopes that credit losses from the subprime lending meltdown were nearing an end, and that a period of greater stability in the financial markets was at hand.

Unfortunately, that proved not to be the case, and near mid-spring, when new reports of steep credit losses at major financial institutions began to roll in, investors once again retreated to the safety of Treasurys. Despite the brief rally in non-Treasury (or "spread") bonds, for the period overall Treasurys outperformed virtually every other bond sector.

During the period, the credit ratings of two major bond insurers were slashed. This move, which indicated doubts regarding the companies' ability to meet their insurance obligations, gave some investors cause to seek alternatives to insured bonds, and was another force leading investors to favor less-risky securities.

By the end of the six months, inflation joined the credit crisis as a major concern in the fixed-income markets. While the Federal Reserve had eased rates several times in an effort to support the U.S. economy, at its June meeting it held rates steady, citing concerns about the potential for higher inflation going forward.

For the remainder of the year, the outlook remains unclear. U.S. consumers still face many headwinds, and in an economy that derives two-thirds of its activity from consumer spending, that has the potential to curtail growth significantly. The housing market's continued downturn has reduced homeowners' equity, while the credit crunch has even made it difficult for them to tap into the equity they do have. Inflation appears to be on the rise; with energy and basic food purchases consuming a greater proportion of household budgets, less money is available for discretionary purchases. Weakening employment data are also inspiring caution among many consumers. How this will play out in the crucial back-to-school and holiday shopping seasons will be of keen interest to economic observers.

Of course, in the second half of the year we also are building up to the November election, in which we will elect a new President. Even if the new Chief Executive won't take office until 2009, as the months go by we are going to hear many new proposals for policies on energy, the economy, and employment, to name just a few areas. Even if new policies and legislation won't be put in place until 2009 or later, we can expect the markets to have some reaction to the various proposals, both as the election draws near and especially once it is complete.

As we have contended with the challenges of 2008, we have been working to refine the structures of a number of our portfolios, bringing them more closely in line with their relevant benchmarks. While these efforts are part of our long-term approach to managing your assets, and not a short-term strategy, we believe that these changes could be beneficial in the uncertain environment facing investors. Our disciplined strategies are based on sound, time-tested principles, not passing fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, we are working to provide you with sound investment strategies that you can put to work to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,

       LOGO
Joseph F. Murphy
President, BNY Hamilton Funds
Managing Director, The Bank of New York Mellon Corporation

         Table  of  Contents

Questions & Answers............ Page    5

Fees and Expenses..............        34

Portfolio Summaries............        37

Schedule of Investments........        42

Statements of Assets and
 Liabilities...................        92

Statements of Operations.......        96

Statements of Changes in Net
 Assets........................        98

Financial Highlights...........       104

Notes to Financial Statements..       122

Information about Advisory and
 Sub-advisory Agreements.......       137

Directors and Officers.........       142

BNY Hamilton Global Real Estate Securities Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Todd Bridell, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Three major trends influenced the markets over the first six months of 2008:
   the continuation of the global credit crunch, rising commodity prices, and slowing economic growth accompanied by weakening real estate fundamentals.

   Exposure to the U.S. real estate market through Commercial Mortgage-Backed Securities and derivatives hurt several U.S. and European banks, causing a series of write-downs of assets. As the credit crisis wore on, a number of major financial institutions faced liquidity issues. Central banks, including the U.S. Federal Reserve, responded by lowering discount rates and injecting billions into the financial system.

   Oil prices rose almost 50% during the first half of the year, hitting an all-time high of $140 a barrel. Food prices also rose, largely as the result of growing demand and environmental conditions that trimmed supply. Both of these factors put pressure on consumers and fueled inflation around the world. Concerns over inflation spurred countries to increase their base lending rates as the period progressed; central banks increasingly focused on price stability, despite slowing economies.

   Increased costs of funding and a lack of liquidity in the market both contributed to a slowdown in real-estate transaction volumes during the period. A mismatch between buyers' and sellers' price expectations also hampered the volume of transactions. Escalating construction costs and lack of liquidity are also negatively affecting companies with large development pipelines. These conditions have led the Fund to shift away from companies whose sole focus is on development, and to add companies that derive much of their profit from income-producing properties.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the six months ended June 30, 2008, the Fund returned -12.39% for Institutional Shares. Over the same period, the FTSE EPRA/NAREIT Global Real Estate Securities Index posted a return of -13.71%.

   The Fund's outperformance during this challenging period was attributable primarily to strong stock selection in the U.S., Singapore, Australia, and Japan, and our overweighting in Singapore.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Although the United States, Europe, Canada, and Japan real-estate equity markets all posted negative performance during the six months, they outperformed the Index for the period. Our overweighting in

   U.S. REITs, including BRE Properties, Vornado Realty Trust, and Nationwide Health Properties--all of which posted positive returns for the period--benefited our performance.

   Hong Kong, Australia, and the United Kingdom were the three weakest markets for the six months. Our underweighting in Australian companies, including Centro Properties, GPT Group, and Mirvac Group--all of which posted losses in the deep double digits--had positive impact on our performance. The portfolio also benefited from being underweighted in U.K. housing developers, which significantly underperformed the market. We were overweighted in Hong Kong during the year's first quarter, which hurt our results for the period.

Q. Given market conditions, how did you apply the Fund's management strategy?
A: Given market conditions, the Fund continues to build positions in companies with attractive relative valuations. We are also focusing attention on companies with strong balance sheets, which should be more capable of weathering the current credit crisis.

   Furthermore, we believe that companies with well-positioned real estate and limited exposure to development and revaluation income will outperform in this market. We prefer companies with stable cash flows generated from income producing assets. Geographically, we are keeping the Fund less exposed to countries with high levels of inflation, such as many Southeast Asia markets.

   Portfolio composition is subject to change.

Q. What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As difficult as the current environment is to contend with, we do recognize that uncertainty in the markets creates opportunity. We believe we can find ways to profit from some of the market dislocation, as we look for companies that are attractively valued on both a price/earnings and a discount to NAV standpoint. Some companies' prices have traded down significantly due to the negative sentiment surrounding certain asset types and geographical exposure. They may be in a position to rebound strongly as stability returns to the marketplace.

                                                                         TRAILING   TRAILING    SINCE
                                                       YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2008 (Unaudited)                TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND
(INSTITUTIONAL SHARES)                                -12.39%  -19.50%     N/A        N/A      -13.28%
--------------------------------------------------------------------------------------------------------
BNY HAMILTON GLOBAL REAL ESTATE SECURITIES FUND
(CLASS A SHARES)                                      -17.09%  -23.77%     N/A        N/A      -16.50%
--------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT GLOBAL REAL ESTATE SECURITIES INDEX  -13.71%  -19.72%    8.26%      17.88%    -14.09%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL

FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 1.20% of its average daily net assets and of Class A Shares to 1.45% of its average daily net assets. Prior to April 18, 2008, the waiver was 1.25% for the Institutional Shares and 1.50% for the Class A Shares. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return would have been lower. Inception date for this Fund is December 29, 2006.

The FTSE EPRA/NAREIT Global Real Estate Securities Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. Investors cannot invest directly in any index.

BNY Hamilton International Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Co-Portfolio Managers Denise Krisko, Managing Director, and Lloyd Buchanan, Vice President

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The major concerns affecting the U.S. equity markets--fear of recession, eroding consumer confidence, subprime defaults, asset write-downs at financial firms, and weaker earnings from housing activities--proved not to be restricted to our shores. Most developed nations experienced many of these same difficulties, and directly or indirectly felt the ripple effects of the U.S.' deteriorating economy. By the end of the period, inflation had surfaced as a serious concern throughout much of the world, fueled by rising commodity prices.

   Although the MSCI EAFE Net Index performed better in dollar terms than in local terms for the six months--reflecting the dollar's weakness relative to other major world currencies--for the first time in recent memory, during the second quarter its local-currency returns outpaced its dollar-based results. It is too early to say, though, whether this indicates a longer-term firming of the dollar's value.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned -11.16% for Institutional Shares for the six months ended
   June 30, 2008. The MSCI EAFE(R) Index returned -10.96% for the same period.

   The Fund's underperformance relative to its benchmark largely reflects the costs involved in operating an international fund--costs that an index does not incur. The Fund seeks to operate efficiently by investing primarily in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities traded on U.S. exchanges that represent shares of foreign-based companies, and are typically issued by larger, more established companies. Because ADRs can be less expensive to hold than foreign stocks, this structure helps to reduce the costs of operating the Fund, and we believe it should have a positive impact on total returns.

Q: Could you describe which countries performed well, and those that didn't, during the period?
A: In the Pacific region, Japan returned -10.36% in local terms, with the strong yen giving dollar-denominated investors a return of -5.53%. New Zealand was the weakest-performing country in the Index for the six months, returning -26.94%.

   The Nordic countries posted mixed returns. Both Norway, with a modest positive return, and Denmark, with a slight loss, were able to top the Index. Finland was the worst-performing Nordic country. This marked a significant change from 2007, when it was among the strongest-performing countries in the Index.

   The remaining European markets also offered mixed performance. Greece, a top performer in 2007, was the Index's weakest performer in the region for the six months. Belgium, Portugal, and Ireland all posted double-digit losses and significantly underperformed the Index. Austria's positive single-digit return placed it at the top of the region's results for the period.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style is to match the risk and return characteristics of the MSCI EAFE Index(R) (including country weightings and sector allocations) as closely as possible while incorporating only securities represented by an ADR or the equivalent. We do not vary our approach for changing market conditions.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Despite the current turbulence in international markets, over the longer term exposure to international markets has been beneficial for investors. Even as many global markets are afflicted by similar issues as those seen in the U.S., we still see that in many ways international markets can move independently of the U.S., enhancing the diversification and risk-management benefits of global investing.

   Although the impact of currency exchange rates was not positive for dollar-based investors in this year's second quarter, we believe this was likely only a temporary situation. The momentum of the Euro relative to the Dollar remains strong, and we believe will be beneficial for Dollar-based investors going forward.

   As noted above, we do not seek to anticipate or respond to short-term market conditions, so we do not intend to make major shifts in the composition of the portfolio. Our efficient, cost-effective approach to building a well-diversified fund is designed to achieve market returns over time with reduced transaction costs.

                                                                                  TRAILING   TRAILING   TRAILING
                                                                YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2008 (Unaudited)                         TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY FUND (INSTITUTIONAL SHARES)  -11.16%  -11.09%    11.95%     14.84%     3.70%
-----------------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERNATIONAL EQUITY FUND (CLASS A SHARES)        -15.90%  -15.94%     9.68%     13.32%     2.91%
-----------------------------------------------------------------------------------------------------------------
MSCI EAFE(R) INDEX                                             -10.96%  -10.61%    12.84%     16.66%     5.83%
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. Effective April 18, 2008, the Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.67% of its average daily net assets and of Class A Shares to 0.92% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, total return and the average annual return since inception periods would have been lower.

The MSCI EAFE(R) Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Continuing the sell-off that began in October 2007, U.S. equity markets declined across all market capitalizations and investment styles during the first half of 2008. The stock market experienced high levels of volatility during the period, reacting to news on the credit crisis, weakening economic data, and rising commodity prices. Seemingly unrelenting negative news flow from problems in the credit market and major earnings losses from financial companies depressed consumer and business confidence, despite continued profit growth for non-financial companies.

   During January, stocks sold off sharply on fears of a worsening credit crunch and economic slowdown. This spurred the Federal Reserve to act aggressively by providing substantial liquidity to the financial system and lowering the Fed Funds rate by 2.25 percentage points during the first half. Quick action by the Federal Reserve temporarily reassured investors and caused stocks to rebound after their January decline. When Bear Stearns, a large investment bank, collapsed in mid-March, renewed fear of a credit crisis pulled the broad indices down again. Once the crisis at Bear Stearns was resolved with its sale to JPMorgan Chase, stocks rose on growing optimism that the worst of the economic data, credit crunch and earnings disappointments had passed.

   Excluding the Financial Services sector, first quarter company earnings came in better than expected and helped to rally the market until mid-May. At that point, hope of a near-term recovery was quickly dashed as the Financial Services sector was hit by concerns of rising credit losses and the need to raise new equity capital. The upward spike in oil prices to $140 a barrel exacerbated pressures on U.S. consumers who are already faced with rising food prices and declining home values. With fiscal stimulus checks expected to provide only a temporary boost, the sustainability of consumer spending was called into question. Soaring oil prices also fueled inflation expectations and fear that the U.S. was entering a period of stagflation similar to the 1970s. Not surprisingly, the equity markets sold off through the end of June, nearing the bear market territory they ultimately reached in early July.

   For the six months, growth stocks outperformed value, though both investment styles generated negative returns. Small- and mid-cap stocks outperformed large caps. As would be expected in this environment, the only sectors of the market delivering positive returns were Energy and Materials, both of which benefited directly from rising commodity prices.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned -14.91% for Institutional Shares for the six months ended
   June 30, 2008. This compared with a -11.91% return for the broad-based S&P 500(R) Index over the same period.

   The Fund's underperformance relative to the Index was primarily the result of security selection, particularly in the Information Technology, Financial Services and Industrial sectors.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Energy and Materials were the strongest-performing market sectors for the period. The weakest market sector was Financial Services, which suffered from its position at the epicenter of the credit crisis. Other sectors, particularly Consumer Discretionary, Industrials and Technology, all posted declines during the period due to their sensitivity to the pace of economic growth.

   Over the period, the best-performing sectors for the Fund were Energy and Utilities. We had a number of Energy holdings that benefited from high prices and strong global demand. One was BJ Services, which provides oilfield services; it was one of our strongest performers in the sector thanks to an anticipated resurgence in North American drilling activity. Another strong Energy stock, National Oil Varco, which provides oil and gas drilling equipment, benefited from new orders for land-based and offshore drilling rigs. Nabors Industries, an oil and gas driller, also posted strong performance based on expectations that its rig fleet utilization levels will rise in tune with increased drilling activity.

   Solid performance in the Utilities sector was driven by one holding, Questar Corporation, a producer of natural gas. This stock directly benefited from higher natural gas prices.

   On the other side, our Financial Services holdings felt the pressure of the ongoing credit crisis. Specialty Finance company CIT Group, Insurer American International Group, and money center bank Wachovia, were our worst-performing names in the sector. Information Technology was another area of disappointment; our weakest performer in this area was Internet search giant Google, which fell on concerns about a slowdown in advertising spending. Other IT firms that performed poorly included: Communications Equipment maker Foundry Networks and Semiconductor company MEMC Electronic Materials.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We increased our weighting in the Oil and Gas Services and Equipment sectors after energy producers announced their plans for increased capital spending. This included initiating positions in Oil and Gas Services provider Halliburton, National Oil Varco, and Nabors Industries.

   In the Consumer Staples sector, we added to companies that have the ability to pass along higher commodity prices rather than having to absorb them at the expense of profit margins. We purchased two Food companies that met this criterion, General Mills and Distributor Sysco Foods. We also increased our position in Retailer Wal-Mart. At the same time, we cut our holdings in Household Products companies Procter & Gamble, Colgate-Palmolive, and Avon Products as they approached our valuation targets.

   In the Technology sector, we increased our holdings in firms with exposure to outsourcing services, memory chips, and online commerce. As the economy slows and corporate budgets tighten, we expect companies providing offshore staffing services, such as Accenture, to benefit from cost-containment efforts. We believe that pricing for memory chips may be set to improve, as equilibrium returns to the market after two years of oversupply. In online commerce, we added to dominant players like Akamai and Google, which have strong growth prospects and trade at attractive valuations.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: In the near term, we view the investment outlook as uncertain. On the one hand, the job market remains stable compared with other periods of economic slowing, the weaker Dollar is helping U.S. exporters, and tax rebate checks are helping to support consumer spending. On the other hand, credit markets remain in turmoil, higher commodity prices are cutting into corporate profit margins, and investor confidence is shaky.

   We believe investors should focus on the long term, as we do. The recent volatility and market pullback have produced attractive valuations for many high-quality stocks. In this environment, we are emphasizing companies that can generate excess free cash flow, improve returns on invested capital, and maintain pricing power. That is leading us to find opportunities in the Information Technology, Industrial, and Consumer Staples sectors.

                                                                              TRAILING   TRAILING   TRAILING
                                                            YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2008 (Unaudited)                     TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP EQUITY FUND (INSTITUTIONAL SHARES)  -14.91%  -12.29%    5.04%      7.60%      3.16%
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP EQUITY FUND (CLASS A SHARES)        -19.45%  -17.08%    2.93%      6.17%      2.35%
-------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                           -11.91%  -13.12%    4.41%      7.58%      2.88%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. Effective April 18, 2008, the Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.79% of its average daily net assets and of Class A Shares to 1.04% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Growth Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Continuing the sell-off that began in October 2007, U.S. equity markets declined across all market capitalizations and investment styles during the first half of 2008. The stock market experienced high levels of volatility during the period, reacting to news on the credit crisis, weakening economic data, and rising commodity prices. Seemingly unrelenting negative news flow from problems in the credit market and major earnings losses from financial companies depressed consumer and business confidence, despite continued profit growth for non-financial companies.

   During January, stocks sold off sharply on fears of a worsening credit crunch and economic slowdown. This spurred the Federal Reserve to act aggressively by providing substantial liquidity to the financial system and lowering the Fed Funds rate by 2.25 percentage points during the first half. Quick action by the Federal Reserve temporarily reassured investors and caused stocks to rebound after their January decline. When Bear Stearns, a large investment bank, collapsed in mid-March, renewed fear of a credit crisis pulled the broad indices down again. Once the crisis at Bear Stearns was resolved with its sale to JPMorgan Chase, stocks rose on growing optimism that the worst of the economic data, credit crunch and earnings disappointments had passed.

   Excluding the Financial Services sector, first quarter company earnings came in better than expected and helped to rally the market until mid-May. At that point, hope of a near-term recovery was quickly dashed as the Financial Services sector was hit by concerns of rising credit losses and the need to raise new equity capital. The upward spike in oil prices to $140 a barrel exacerbated pressures on U.S. consumers, who are already faced with rising food prices and declining home values. With fiscal stimulus checks expected to provide only a temporary boost, the sustainability of consumer spending was called into question.

   Soaring oil prices also fueled inflation expectations and fear that the U.S. was entering a period of stagflation similar to the 1970s. Not surprisingly, the equity markets sold off through the end of June, nearing the bear market territory they ultimately reached in early July.

   For the six months, growth stocks outperformed value, though both investment styles generated negative returns. Small- and mid-cap stocks outperformed large caps. As would be expected in this environment, the only sectors of the market delivering positive returns were Energy and Materials, both of which benefited directly from rising commodity prices.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned -11.71% for Institutional Shares for the six months ended
   June 30, 2008. The Russell 1000(R) Growth Index returned -9.06% for the same period.

   The Fund's underperformance relative to the index was the result of both individual stock selection--particularly in the Technology and Unassigned categories--and an overweighting in the underperforming Consumer Discretion sector.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Energy and Materials were the strongest-performing market sectors for the period. The weakest market sector was Financial Services, which suffered from its position at the epicenter of the credit crisis. Other sectors, particularly Consumer Discretionary, Industrials and Technology, all posted declines during the period due to their sensitivity to the sluggish pace of economic growth.

   Within the Fund, the best-performing sector for the period was Auto and Transportation, followed by Energy and Materials and Processing. Our position in the Auto and Transportation sector consisted solely of railroad operator Union Pacific. That company's role in transporting high-demand commodities helped it post second-quarter earnings that topped Wall Street estimates. Energy was the next-strongest sector for the Fund, as oilfield service provider BJ Services benefited from the prospects of a recovery in the North American natural gas industry. Nabors Industries, a provider of drilling-rig equipment, also gained on the positive outlook for demand for its products in North America. The Materials and Processing sector also performed well, driven by agricultural and biotechnology leader Monsanto Company and specialty chemicals supplier Praxair. Outside of these sectors, another holding that performed well was video game company Activision.

   The three areas that were the most disappointing were Technology, Consumer Discretionary, and Other. Within Technology, communications equipment provider Foundry Networks and semiconductor equipment manufacturer, MEMC Electronic Materials were the worst-performing names. The Consumer Discretionary sector was hurt by poor returns from Gamestop, a video game retailer; Google, which dominates in Internet search; and casino equipment manufacturer International Game Technologies. In the Other category, which primarily consists of industrial conglomerates, Textron, a provider of aircraft industrial components, was the biggest disappointment.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Consistent with our investment philosophy, we added to our positions in companies that we believe have good potential for accelerating earnings or revenue growth, or both. This led us to boost our holdings in the Technology, Consumer Discretionary and Energy sectors.

   In the Technology sector, we increased holdings in firms with exposure to memory chips, Internet software and smartphones. Pricing for memory chips companies appear set to improve, with demand and supply nearing equilibrium after two years of oversupply. In anticipation of this scenario, we took stakes in Micron Technologies, Sandisk and Seagate Technology. In the Internet arena, we're attracted to the long-term potential of dominant players like Akamai Technologies and Google, given the general market downturn. Finally, we expect compelling new products to drive strong demand for 3G smartphones, which should benefit key suppliers like Apple, Qualcomm, and Sandisk.

   In the Consumer Discretionary sector, we focused on information technology outsourcing and Internet services companies. As the economy slows and corporate budgets tighten, we expect companies providing offshore staffing services, such as Accenture, to benefit from cost-containment efforts

   We also increased our weighting in the oil and gas services and equipment industries, after energy producers announced plans for increased capital spending. We initiated positions in oil and gas service provider Halliburton, Nabors Industries, and offshore rig equipment provider, Hercules Offshore.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: In the near term, we view the investment outlook as uncertain. On the one hand, the job market remains stable compared with previous periods of economic slowing, the weaker Dollar is helping U.S. exporters, and tax rebate checks have helped to support consumer demand. On the other hand, credit markets remain in turmoil; higher commodity prices are cutting into corporate profits, and investor confidence is shaky.

   We believe investors should focus on the long term, as we do. The recent volatility and market pullback have produced attractive valuations for many high-quality stocks. In this environment, we are emphasizing companies that can generate excess free cash flow, improve returns on invested capital, and maintain pricing power. That is leading us to find opportunities in the Information Technology, Consumer Discretionary, and Producer Durables sectors.

                                                                              TRAILING   TRAILING   TRAILING
                                                            YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2008 (Unaudited)                     TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH FUND (INSTITUTIONAL SHARES)  -11.71%   -5.01%    4.98%      5.01%      1.49%
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP GROWTH FUND (CLASS A SHARES)        -16.36%  -10.18%    2.88%      3.64%      0.70%
-------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX                                -9.06%   -5.96%    5.91%      7.33%      0.96%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN

FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Effective April 18, 2008, the Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.87% of its average daily net assets and of Class A Shares to 1.12% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual total return for the 10 year period would have been lower.

The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in any index.

BNY Hamilton Large Cap Value Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

An Interview with Co-Portfolio Managers Brian Ferguson, Senior Vice President and Julianne McHugh, Vice President

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: To some extent, the six-month period was really a tale of two opposing dynamics: Financials and Energy. Financials make up nearly 17% of the Index, so its weakness during the first half of 2008 had significant impact on the benchmark's performance. Over the period, the Financial stocks in the Index were down on average by 30%, compared with about 12% for the Index overall. The majority of the underperformance came during the second quarter, driven by continued uncertainty regarding the severity of potential credit losses and the resulting lack of clarity regarding Financial companies' future needs to raise capital and the earnings dilution that could follow.

   The next area was Energy, which was clearly the standout sector for the period, driven by rising prices for oil and natural gas. Again, much of the story for the period took place in the second quarter, during which Energy stocks rose by about 9% while the S&P 500(R) Index overall was down by nearly 12%. We are very bullish on natural gas pricing, based on our outlook for supply and demand imbalances.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned -10.03% for Institutional Shares for the six months ended
   June 30, 2008. This placed it ahead of the broad-based S&P 500(R) Index, which returned -11.91% for the same period.

   The Fund's outperformance relative to its benchmark can largely be attributed to stock selection, particularly in the Materials and Financial sectors.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The strong absolute performance in the Materials sector in the fund was primarily due to one stock, Cleveland-Cliffs Inc. It operates in two attractive commodity areas--iron ore and coal--and appears to be on the brink of building its operating margin leverage. These two factors combined to drive the stock's outstanding performance during the period. Another contributor to performance from that sector was Mining giant Freeport McMoRan Copper & Gold. This company offers one of the only global pure plays in copper. Prices for that commodity--and profits for Freeport McMoRan--are benefiting from tight supply/demand dynamics.

   The weakest stock selection sectors for the Fund during the six months were Consumer Discretionary and Telecom. In Consumer Discretionary, our holdings in Media, particularly News Corp and Viacom, and our investment in cruise line Royal Caribbean hurt our performance. With News Corp, the stock was largely battered because of worries about weaker advertising revenue, though there were also fears that Rupert

   Murdoch might make some bad capital decisions or another large acquisition. We still own the stock because we believe the company has strong business momentum, and because past acquisitions have proven in time to be good moves. Royal Caribbean was hurt by higher fuel costs and the outlook for slowing demand from cash-strapped consumers. We still own the company, though, because we believe it could experience dramatic improvement in the future.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We're bottom-up managers, so we identify areas of the market where we see supply and demand imbalances, strong product cycles, positive management changes, or restructuring opportunities. We do screen for stocks based on valuation factors and business momentum.

   In the weak-performing Financial sector, we took somewhat of a barbell approach, avoiding the companies that seemed to us to carry too much uncertainty, such as Lehman Brothers, and investing instead in those companies with less balance-sheet risk and more proven execution, such as T. Rowe Price, Northern Trust, and Goldman Sachs. We're currently spending a lot of time looking at the Financials sector, where many valuations have been knocked down to very low levels. We're looking for companies with specific catalysts for improvement as well as some sign of inflection in the broader environment.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Obviously, there's a lot of uncertainty in the market today regarding the impact that the mortgage meltdown and rising energy prices may ultimately have on the economy. This wary view of the markets has driven the prices of many securities steeply downward--which is negative for those holding the stocks but does present other investors with some good buying opportunities.

   We continue to invest in the areas of the market where we have a stronger sense of conviction about the companies' potential. These include unregulated utilities, oil services, natural gas, and exploration and production companies. In addition, our bottom-up research process helps us to uncover some company-specific stories that offer some good upside potential, independent of the economy's direction.

                                                                             TRAILING   TRAILING    SINCE
                                                           YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2008 (Unaudited)                    TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP VALUE FUND (INSTITUTIONAL SHARES)  -10.03%   -9.64%    5.81%      8.87%      4.05%
------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP VALUE FUND (CLASS A SHARES)        -14.74%  -14.54%    3.65%      7.49%      3.21%
------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                          -11.91%  -13.12%    4.41%      7.58%      0.15%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL

FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.80% of its average daily net assets and of Class A Shares to 1.05% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Class A Shares was May 31, 2002.

For periods prior to the commencement of operations of Class A Shares, performance information shown in the table for Class A Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the table.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Multi-Cap Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The equity markets continued to suffer from two negative forces that have been problematic since the second half of 2007: the credit crisis and higher costs for energy and other key commodities. These drags on the economy are taking an at-times dramatic toll on earnings growth in many market sectors.

   The credit crunch is having direct impact on the Financial sector, though it has also reverberated through a number of other areas dependent on the availability of credit to individuals and businesses to support sales. Higher commodity prices are taking a generous chunk out of both consumer and corporate budgets. To compensate, consumers are cutting back on spending in other areas, as are many companies. Given the amount of pressure on consumers, companies frequently find they can't pass along the full impact of their rising costs in the form of higher prices. This means they simply must accept lower profit margins, with predictable--and negative--impact on earnings and, in turn, stock prices.

   Conversely, companies in the Energy and Materials sectors are reaping the benefits of their higher prices, though the impact of these sectors' positive performance on the markets is far offset by the number and size of those that are struggling.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned -11.13% for Class A Shares for the six months ended
   June 30, 2008. These results very closely tracked those of its benchmark, the Russell 3000(R) Index, which returned -11.05% for the same period. The Fund benefited from a meaningful underweight position in Financial Services, the worst performing sector in the index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Energy and Materials were the strongest-performing market sectors for the period. The weakest market sector was Financial Services, which suffered from its position at the epicenter of the credit crisis. Other sectors, particularly Consumer Discretionary, Industrials and Technology, all posted declines during the period due to their sensitivity to the sluggish pace of economic growth.

   The best-performing sector within the portfolio was Utilities; among its representatives in the portfolio were natural-gas company Questar Corp. and cable giant Comcast. The Fund's position in the Industrials sector also performed very well, including such holdings as welding-equipment provider Lincoln Electric and Applied Materials, which creates equipment and software used in semiconductor manufacturing. Although the Technology sector overall faced challenges over the period, our individual security selections made it one of our stronger-performing areas. We benefited from positions in II-VI Corp., which makes engineered materials and components, and Analog Devices, which makes analog and digital signal processing circuits.

   Auto and Transportation was a weak sector within the portfolio; among our holdings was Thor Industries, a maker of recreational vehicles and buses. A number of our positions in Health Care also encountered difficulty during the period, including insurance giant Aetna and large-cap pharmaceutical names such as Merck, Bristol-Myers, and Pfizer.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: As always, we prefer to buy, hold, and carefully follow the stocks we own for the long term, rather than making frequent buy and sell decisions. That said, we did add a few new holdings to the portfolio over the period, including investment banker Goldman Sachs, which was attractive to us because of its leading position within its industry. We also added specialty chemical company RPM International, which we found at a compelling valuation and with a solid long-term record.

   Overall, our long-term strategy is to strive to hold businesses that offer relatively consistent growth in revenue and earnings. Although this objective may be easier to achieve in some market climates than others, we believe it has merit in a variety of market and economic environments.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for then?
A: Clearly, the significant declines stock prices suffered in the year's first half has created some opportunities to acquire high-quality companies at very reasonable valuations. The uncertainty in the economic environment has increased with the rout of Financial Services stocks and high energy prices.

   In weak markets like this one, it is tempting to try to take advantage of circumstances by seeking out unusual values or trying to do something different from the crowd. Creating and successfully executing a plan to specifically suit the conditions we're currently facing would not only be difficult--we believe it would ultimately be an exercise in futility. We would compare such an endeavor to trying to use artificial intelligence to buy and sell stocks--something that, to our knowledge, no one has successfully done. Rather than trying to come up with a new trick to outsmart the market, we prefer to concentrate on trying to buy the best companies we can find when they appear to be attractively priced, and then give them time to succeed.

   The stock market remains under stress, a situation that almost inevitably produces significant volatility. In this environment, we will continue to employ careful fundamental research, in an attempt both to avoid companies that cannot prosper in these challenging times and to identify those that can.

                                                                        TRAILING   TRAILING   TRAILING
                                                      YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2008 (Unaudited)               TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON MULTI-CAP EQUITY FUND (CLASS A SHARES)  -15.79%  -20.13%    -0.37%     6.00%      2.80%
-------------------------------------------------------------------------------------------------------
RUSSELL 3000(R) INDEX                                -11.05%  -12.68%     4.73%     8.38%      3.51%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Class A Shares to 1.25% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.25% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. Inception date for this Fund was October 7, 2002. The quoted performance of the Fund before that date reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh and Kotler Funds.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

BNY Hamilton S&P 500 Index Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 The performance of the Fund is expected to be lower than that of the S&P 500(R) Index because of Fund fees and expenses.

An Interview with Denise Krisko, Managing Director

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: In the first half of 2008, the equity markets continued to be weighed down by concerns that record high commodity prices will lead to higher levels of inflation and help spur a global economic slowdown. In addition, the credit crunch is far from over, with repercussions extending across the U.S. economy and spreading around the world.

   Given the challenging economic conditions, the Federal Reserve cut the Fed Funds target rate by 2.25 percentage points during the period. The Federal Reserve also stepped in during March to shore up liquidity for broker-dealers, and to facilitate the purchase of collapsed investment bank Bear Stearns to JPMorgan Chase. While these efforts were well-received at the time and had positive impact on the markets, in the end they were not sufficient to overcome the many factors suppressing investor confidence. The equity markets remained volatile during the period, with significant declines posted across all market capitalizations and investment styles.

   At the Federal Reserve's June meeting, it elected to leave rates unchanged, as it began to view inflation as a greater threat to the nation's economic health. Indeed, the soaring commodity prices that boosted Energy and Materials stocks but cut corporate profitability and household budgets seemed to be having significant ripple effects on the prices of many other goods, particularly at the grocery store.

   Financial stocks have been the largest contributor to poor performance in the broad indexes. Downgrades in credit ratings, management shake-ups, dividend cuts, SEC probes, profit warnings, higher than expected mark downs all paint a dark picture of the financial sector. The Federal Reserve meeting on June 25/th/ resulted in no change to the benchmark rate (2%), but its statement highlighted its inflation concerns. Billionaire Kirk Kerkorian's Tracinda Corp launched a tender offer for 20 million shares ($170 million) of Ford Motor Co. The offer received interest on an astounding 826 million shares! This is roughly 38% of all outstanding shares of the auto maker. There are views that this is not only a reflection of the state of the US auto industry, but of market conditions as a whole.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: The Fund closely tracked the risk and return characteristics of its benchmark, returning -12.05% for Institutional Shares for the six months ended June 30, 2008. This compares with a -11.91% return for the S&P 500(R) Index over the same period.

   We achieved this return by maintaining a straight replication approach to portfolio management, combined with efficient trading to accommodate the index adjustments that occurred throughout the period. The costs of Fund operation--expenses that do not exist in a hypothetical benchmark index--account for much of the difference between the Fund's performance and that of the Index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Financial stocks played the greatest role in the Index's weak performance during the period. Their position at the heart of the credit crisis has taken a heavy toll, as news of devastating write-downs of mortgage-based assets--and continued concerns that more be on the way--has driven their stock prices down sharply. Other factors related to the crisis--including credit rating downgrades, management shake-ups, dividend cuts, SEC probes, and profit warnings--have all drawn darker clouds over the financial industry.

   That's not to say the Financial sector was alone in its pain over the period. Consumer Discretionary, Industrial, and Technology stocks all posted significant losses driven by concerns about reductions in consumer and corporate spending. On the other hand, stocks in the Energy and Materials sectors--those benefiting directly from higher commodity prices--posted positive results for the six months.

   Although consumer-related sectors didn't perform well over the period, the strongest performing stock for the six months was deep discount retailer Big Lots. The company benefited from consumers' heightened value consciousness, the stimulus from federal tax rebate checks, and news that more favorable commercial real estate prices would facilitate the company's expansion plans. Two companies from the Energy sector, drilling contractor Nabors Industries and oil and gas exploration and production company Chesapeake Energy, were the second-and third-strongest performers in the Index.

   The three worst-performing stocks in the period came from the Financial sector, with all revealing the serious impact of the continuing credit crunch. The worst-performer was bond insurer MBIA, which sunk because of ratings downgrades that raised serious concerns about the company's ability to meet its obligations. Mortgage insurer MGIC Investment Corp. and commercial lender CIT Group were the next two weakest stocks in the period.

   Portfolio composition is subject to change.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We manage a fully replicated Fund in which all securities in the Index are held in proportion to their respective weight in the Index. This approach should most closely match the performance of the underlying benchmark Index.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The near-term outlook for stocks remains somewhat bleak, and it appears likely that the equity markets will remain volatile for some time to come. Although many economic signs point toward a recession, there are still many questions about just how severe it may be, and how long it may last. Inflation has emerged as a genuine area of concern for consumers, corporations, and the Federal Reserve. Just how much inflation will curtail spending, and what actions the Federal Reserve will take in an effort to control it, remain to be seen.

   While we will carefully monitor the economy and the markets, consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

                                                                           TRAILING   TRAILING    SINCE
                                                         YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2008 (Unaudited)                  TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON S&P 500 INDEX FUND (INSTITUTIONAL SHARES)  -12.05%  -13.44%    4.04%      7.18%      -0.26%
----------------------------------------------------------------------------------------------------------
BNY HAMILTON S&P 500 INDEX FUND (INVESTOR SHARES)       -12.14%  -13.63%    3.78%      6.94%      -0.43%
----------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                                        -11.91%  -13.12%    4.41%      7.58%       0.15%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets and of the Investor Shares to 0.60% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. The inception date for the Institutional Shares was April 28, 2000. The inception date for the Investor Shares was July 25, 2002. For periods prior to the commencement of operations of Investor Shares, performance information shown in the table for Investor Shares is based on the performance of the Fund's Institutional Shares. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares. Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Shares, it would have been lower than what is reflected in the table.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in any index.

BNY Hamilton Small Cap Core Equity Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets, and how did these influence the area that the Fund invests in?
A: The equity markets continued to suffer from two negative forces that have been problematic since the second half of 2007: the credit crisis and higher costs for energy and other key commodities. These drags on the economy took an at-times dramatic toll on earnings growth in many market sectors.

   The credit crunch is having direct impact on the Financial sector, though it has also reverberated through a number of other areas dependent on the availability of credit to individuals and businesses to support sales. Higher commodity prices are taking a generous chunk out of both consumer and corporate budgets. To compensate, consumers are cutting back on spending in other areas, as are many companies. Given the amount of pressure on consumers, companies frequently find they can't pass along the full impact of their rising costs in the form of higher prices. This means they simply must accept lower profit margins, with predictable--and negative--impact on earnings and, in turn, stock prices.

   Conversely, companies in the Energy and Materials sectors are reaping the benefits of their higher prices, though the impact of these sectors' positive performance on the markets is far offset by the number and size of those that are struggling.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned -13.58% for Institutional Shares for the six months ended
   June 30, 2008. The Fund's benchmark, the Russell 2000(R) Index, returned -9.38% for the same period.

   The Fund's underperformance had two main causes. First, momentum-oriented stocks in the Russell 2000 drove that Index's performance. In this case, momentum investors were chasing both the largest companies in the Index and Energy-oriented stocks. Because we do not chase short-term market movement, this trend had negative impact on our results.

   The second factor in the Fund's underperformance was individual security selection, particularly during the second quarter, when earnings for several stocks in the portfolio came in at levels below market expectations.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: A number of our holdings in the Energy sector performed very well, but our position in the sector as a whole wasn't able to keep pace with the exceptional returns of Index components in that sector. Financial Services has been one of the more challenging areas of the market, and for the portfolio. We were able to navigate the difficulties fairly well, but two stocks in particular--East West Bancorp and National Financial Partners--accounted for all of the disappointment in the Fund's exposure to the group. We have sold both positions from the portfolio.

   On the plus side, our holdings among Health Care and Consumer Staples stocks performed relatively well during the period. These included positive contributors to performance such as Landauer, which provides radiation monitoring equipment and services often used in health-care environments; West Pharmaceutical Services, which makes components for injectable drug delivery systems; and Spartan Stores, a Midwestern grocer. In addition, we benefited from our lack of exposure to the cyclical Autos and Transportation group, as that sector was generally weak over the six months.

   Portfolio composition is subject to change.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our strategy remains constant regardless of market conditions. We attempt to find companies that possess these three essential characteristics: 1) very strong competitive positions in their markets, 2) business models that can deliver consistently in varied environments, and 3) management teams of high character and integrity. We then strive to purchase these companies at the right price given their long-term growth prospects.

   This strategy has led us to the more stable, higher-quality companies found in the Fund. We believe this approach can not only help the Fund to hold up relatively well over the long term, but also specifically help it to weather challenging market climates like the one we are facing now.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: At the moment, it continues to feel as though uncertainty greatly outweighs opportunity in the small-cap market. Valuations on many small-company stocks remain high relative to their historical range. In addition, smaller companies have less exposure to international markets, which currently appear to offer greater growth prospects than the U.S. Further, small caps have historically underperformed during an economic slowdown, as the capital markets usually become stingy at that point and investors shun risk in any form.

   Despite these negative forces, we believe the stock market can always provide excellent opportunities for those investors willing to work with a longer time horizon. We continue to monitor domestic cyclical stocks, which have thus far borne the brunt of the economic slowdown. As investors have piled into momentum names in global cyclical sectors (including Energy, Materials, and Industrials), domestic names have been ignored, with the potential result that very good businesses could be pushed to valuation levels that present genuine opportunities. We also remain overweighted in Energy and Technology, two sectors where prospects appear solid.

                                                                             TRAILING   TRAILING    SINCE
                                                           YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Period Ended June 30, 2008 (Unaudited)                    TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP CORE EQUITY FUND
(INSTITUTIONAL SHARES)                                    -13.58%  -15.16%     1.64%      N/A       3.53%
------------------------------------------------------------------------------------------------------------
BNY HAMILTON SMALL CAP CORE EQUITY FUND (CLASS A SHARES)  -18.24%  -19.87%    -0.46%      N/A       1.57%
------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX                                      -9.38%  -16.19%     3.79%     10.29%     3.82%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.99% of its average daily net assets and of the Class A Shares to 1.24% of its average daily net assets. Prior to April 18, 2008, the waiver was 1.25% for the Institutional Shares and 1.00% for the Class A Shares. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been waived or reimbursed, the average annual return would have been lower. Inception date for this Fund is March 2, 2005.

Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. An investor cannot invest directly in any index.

BNY Hamilton Small Cap Growth Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with Dwight E. Cowden, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Inflation concerns and the continuing credit crisis have combined to present an unfavorable backdrop for equity markets so far in 2008. Oil prices breached $140 a barrel over the first half of the year, and food prices continued to rise due to strong global demand, a weak dollar, and rising transportation costs. In a risk-averse environment, investors shied away from more volatile small companies in favor of mid-cap stocks.

   The Energy sector has towered over the S&P 600 Index performance this year, rising 49% while every other sector has posted negative returns. Stocks in the growth investment style have been outperforming value; a sharp decline in the Financials sector played a large role in value's underperformance.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: For the six months ended June 30, 2008, the Fund returned -12.68% for Institutional Shares versus a -7.09% return for the S&P 600 Small Cap Index over the same period.

   The majority of the Fund's underperformance for the period came in the first quarter, as increasing market volatility sparked profit-taking among many of the Fund's prior top-performing holdings.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The Energy sector, by far the strongest-performing sector in the Index, provided the Fund with the greatest absolute returns over the period. Several of our Energy holdings climbed by more than 60% over the six months. Coal-company stocks, represented in the portfolio by Massey Energy and Foundation Coal, had large price gains as strong demand led to substantial commodity price increases. Stocks in the Exploration and Production area also moved significantly higher, with companies exposed to specific geographic fields outperforming their peers. Our holdings in this sector--Sandridge Energy, Cabot Oil & Gas, and Penn Virginia--each experienced strong price moves due to favorable asset positioning.

   One of our positions in the Telecommunications sector, cell-tower provider SBA Communications, also performed very well for the period as it continued to benefit from strong wireless data demand.

   The Consumer Discretionary sector, hit hard by a weak and deteriorating climate for consumer spending, was the Fund's worst-performing sector. High gas prices and eroding home values combined to put pressure on discretionary spending. Restaurant stocks, including portfolio holdings Chipotle Mexican Grill and Red Robin Gourmet Burgers, suffered from lower traffic. Fitness club owner/operator Life Time Fitness pulled back not only because of concerns about slowing membership growth, but also because the credit crunch could impinge on their ability to build additional clubs.

   Our holdings in the Technology sector faced difficulty, due to their exposure to consumer-driven end markets. These included semiconductor holdings Tessera Technologies and Silicon Laboratories, both of which experienced sharp pullbacks during the period.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Equity markets in general are likely to remain very volatile, and may have a difficult time advancing over the next several quarters. To contend with this environment, we have continued to focus on identifying companies that have above-average growth potential with reasonable valuations. Attributes that we look for include: strong competitive position within a growing industry, above-average historic and future revenue and earnings growth, and solid management teams.

   We have also been focusing on aligning the Fund's sector and industry weightings closer to those of the S&P 600 Small Cap benchmark. We are also working to increase the number of holdings in the portfolio in order to manage risk. The Fund maintains a bias toward growth and higher market capitalization within the small-cap range; we believe slightly larger companies will be positioned for better earnings stability and growth in the challenging environment we anticipate will continue for some time.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: One of our greatest concerns is the impact of commodity price inflation on the U.S. economy. Rising costs for energy and food are a major headwind on the economy; when these factors are combined with weak employment figures, the result may be sufficient to tip the economy into recession.

   While energy prices may be backing down from their peak levels, it appears that relatively high energy prices are likely to persist. This is likely to spur greater demand for alternative energy sources, and we have been investing in companies that are suppliers to that industry. In the meantime, higher energy prices are cutting into consumer spending and causing many to people to trade down to lower-priced goods and services. We've recently invested in several companies that appear to be positioned to benefit from this trend.

   We will continue to seek out companies with proven track records, strong management teams, and international exposure to help offset slower U.S. growth. In this challenging economic and market climate, we believe that our bias toward higher-quality, fundamentally sound growth companies will be of particular benefit.

                                                                              TRAILING   TRAILING   TRAILING
                                                            YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Period Ended June 30, 2008 (Unaudited)                     TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH FUND (INSTITUTIONAL SHARES)  -12.68%   -9.74%     1.71%      6.23%     7.36%
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON SMALL CAP GROWTH FUND (CLASS A SHARES)        -17.34%  -14.67%    -0.28%      4.94%     6.63%
-------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX                                -8.92%  -10.83%     6.07%     10.36%     2.79%
-------------------------------------------------------------------------------------------------------------
S&P 600(R) SMALLCAP INDEX                                   -7.09%  -14.67%     4.10%     11.59%     7.59%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A Shares. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Effective April 18, 2008, the Advisor has voluntarily agreed to limit the expenses of the Institutional Shares to 0.79% of its average daily net assets and of Class A Shares to 1.04% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total operating expenses are greater than those amounts. Management reserves the right to implement and discontinue expense limitations at any time. Had expenses not been assumed, the average annual total return for the 10 year period would have been lower.

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index.

The Standard & Poor's SmallCap 600 Index ("S&P 600") is an unmanaged index which is representative of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2008.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING  ENDING      ANNUALIZED
                                                ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                 VALUE    VALUE      BASED ON THE      DURING THE
                                               01/01/08  06/30/08  SIX-MONTH PERIOD SIX-MONTH PERIOD*
GLOBAL REAL ESTATE FUND--CLASS A SHARES
Actual                                         $1,000.00 $  875.00      1.48%             $6.91
Hypothetical (5% return before expenses)       $1,000.00 $1,017.50      1.48%             $7.43
-----------------------------------------------------------------------------------------------------
GLOBAL REAL ESTATE FUND--INSTITUTIONAL SHARES
Actual                                         $1,000.00 $  876.10      1.23%             $5.72
Hypothetical (5% return before expenses)       $1,000.00 $1,018.76      1.23%             $6.16
-----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND--CLASS A SHARES
Actual                                         $1,000.00 $  887.60      0.94%             $4.41
Hypothetical (5% return before expenses)       $1,000.00 $1,020.19      0.94%             $4.72
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 BEGINNING  ENDING      ANNUALIZED
                                                  ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                   VALUE    VALUE      BASED ON THE      DURING THE
                                                 01/01/08  06/30/08  SIX-MONTH PERIOD SIX-MONTH PERIOD*
INTERNATIONAL EQUITY FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $  888.40      0.69%             $3.24
Hypothetical (5% return before expenses)         $1,000.00 $1,021.44      0.69%             $3.46
-------------------------------------------------------------------------------------------------------
LARGE CAP EQUITY FUND--CLASS A SHARES
Actual                                           $1,000.00 $  850.10      1.04%             $4.80
Hypothetical (5% return before expenses)         $1,000.00 $1,019.67      1.04%             $5.24
-------------------------------------------------------------------------------------------------------
LARGE CAP EQUITY FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $  850.90      0.79%             $3.65
Hypothetical (5% return before expenses)         $1,000.00 $1,020.91      0.79%             $3.99
-------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--CLASS A SHARES
Actual                                           $1,000.00 $  882.70      1.12%             $5.22
Hypothetical (5% return before expenses)         $1,000.00 $1,019.31      1.12%             $5.60
-------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $  882.90      0.87%             $4.05
Hypothetical (5% return before expenses)         $1,000.00 $1,020.56      0.87%             $4.35
-------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--CLASS A SHARES
Actual                                           $1,000.00 $  899.80      1.05%             $4.96
Hypothetical (5% return before expenses)         $1,000.00 $1,019.64      1.05%             $5.27
-------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $  899.70      0.80%             $3.78
Hypothetical (5% return before expenses)         $1,000.00 $1,020.89      0.80%             $4.02
-------------------------------------------------------------------------------------------------------
MULTI-CAP EQUITY FUND--CLASS A SHARES
Actual                                           $1,000.00 $  888.70      1.10%             $5.17
Hypothetical (5% return before expenses)         $1,000.00 $1,019.39      1.10%             $5.53
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $  879.50      0.35%             $1.64
Hypothetical (5% return before expenses)         $1,000.00 $1,023.12      0.35%             $1.76
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INVESTOR SHARES
Actual                                           $1,000.00 $  878.60      0.60%             $2.80
Hypothetical (5% return before expenses)         $1,000.00 $1,021.88      0.60%             $3.02
-------------------------------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND--CLASS A SHARES
Actual                                           $1,000.00 $  862.90      1.25%             $5.77
Hypothetical (5% return before expenses)         $1,000.00 $1,018.67      1.25%             $6.25
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  BEGINNING  ENDING      ANNUALIZED
                                                   ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                    VALUE    VALUE      BASED ON THE      DURING THE
                                                  01/01/08  06/30/08  SIX-MONTH PERIOD SIX-MONTH PERIOD*
SMALL CAP CORE EQUITY FUND--INSTITUTIONAL SHARES
Actual                                            $1,000.00 $  864.20      1.00%             $4.62
Hypothetical (5% return before expenses)          $1,000.00 $1,019.91      1.00%             $5.00
--------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--CLASS A SHARES
Actual                                            $1,000.00 $  872.40      1.39%             $6.48
Hypothetical (5% return before expenses)          $1,000.00 $1,017.94      1.39%             $6.99
--------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                            $1,000.00 $  873.20      1.15%             $5.34
Hypothetical (5% return before expenses)          $1,000.00 $1,019.16      1.15%             $5.76
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended June 30, 2008, and divided by the 366 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton Funds

         Portfolio Summaries (Unaudited)

         Diversification By Country

         As of June 30, 2008


Global Real Estate Securities Fund

                                                     % of
                                                  Net Assets
                                                  ----------
                   United States.................    39.2%
                   Hong Kong.....................    12.9
                   Japan.........................    11.4
                   Australia.....................    10.8
                   United Kingdom................     5.7
                   France........................     5.2
                   Singapore.....................     3.2
                   Canada........................     2.6
                   Money Market Fund.............     1.5
                   Finland.......................     1.2
                   Switzerland...................     1.1
                   Netherlands...................     0.9
                   Germany.......................     0.8
                   Sweden........................     0.7
                   Other assets less liabilities.     2.8
                                                    -----
                   Total.........................   100.0%
                                                    -----

International Equity Fund

                                                           % of
                                                        Net Assets
                                                        ----------
              Money Market Funds (including securities
               lending collateral).....................    31.2%
              Japan....................................    21.2
              United Kingdom...........................    19.5
              France...................................     9.8
              Germany..................................     9.0
              Switzerland..............................     7.2
              Australia................................     6.6
              Netherlands..............................     5.2
              Spain....................................     4.1
              Italy....................................     3.7
              Hong Kong................................     2.3
              Sweden...................................     2.1
              Finland..................................     1.5
              Singapore................................     1.2
              Norway...................................     1.1
              Denmark..................................     1.0
              Belgium..................................     1.0
              Luxembourg...............................     0.8
              Ireland..................................     0.8
              Greece...................................     0.6
              Austria..................................     0.6
              Portugal.................................     0.3
              New Zealand..............................     0.1
              Liabilities in excess of other assets....   (30.9)
                                                          -----
              Total....................................   100.0%
                                                          -----


Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification

         As of June 30, 2008


Large Cap Equity Fund

                                                           % of
                                                        Net Assets
                                                        ----------
              Oil & Gas................................    13.6%
              Money Market Funds (including securities
               lending collateral).....................    12.2
              Retail...................................     7.9
              Miscellaneous Manufacturing..............     6.7
              Diversified Financial Services...........     5.9
              Computers................................     5.3
              Pharmaceuticals..........................     5.2
              Telecommunications.......................     5.1
              Semiconductors...........................     5.0
              Food.....................................     4.2
              Healthcare...............................     3.5
              Insurance................................     3.3
              Pipelines................................     3.2
              Internet.................................     2.4
              Machinery................................     2.3
              Software.................................     2.3
              Cosmetics/Personal Care..................     2.0
              Aerospace/Defense........................     1.9
              Real Estate Investment Trusts............     1.8
              Banks....................................     1.7
              Auto Parts & Equipment...................     1.7
              Commercial Services......................     1.4
              Electronics..............................     1.4
              Chemicals................................     1.4
              Beverages................................     1.2
              Transportation...........................     1.1
              Mining...................................     1.1
              Media....................................     1.1
              Agriculture..............................     1.1
              Electric.................................     1.1
              Gas......................................     1.1
              Electrical Components & Equipment........     1.0
              Leisure Time.............................     0.4
              Liabilities in excess of other assets....   (10.6)
                                                          -----
              Total....................................   100.0%
                                                          -----

Large Cap Growth Fund

                                                           % of
                                                        Net Assets
                                                        ----------
              Money Market Funds (including securities
               lending collateral).....................    14.5%
              Oil & Gas................................    10.7
              Retail...................................     8.4
              Computers................................     8.2
              Semiconductors...........................     6.8
              Pharmaceuticals..........................     6.3
              Miscellaneous Manufacturing..............     5.4
              Software.................................     5.0
              Telecommunications.......................     4.9
              Diversified Financial Services...........     3.9
              Food.....................................     3.4
              Healthcare...............................     3.1
              Internet.................................     3.1
              Commercial Services......................     3.1
              Chemicals................................     2.8
              Real Estate Investment Trusts............     2.5
              Cosmetics/Personal Care..................     2.2
              Aerospace/Defense........................     2.1
              Biotechnology............................     1.8
              Electrical Components & Equipment........     1.8
              Beverages................................     1.6
              Media....................................     1.5
              Pipelines................................     1.4
              Machinery................................     1.3
              Auto Parts & Equipment...................     1.3
              Agriculture..............................     1.3
              Transportation...........................     1.2
              Electronics..............................     1.2
              Insurance................................     0.9
              Entertainment............................     0.8
              Liabilities in excess of other assets....   (12.5)
                                                          -----
              Total....................................   100.0%
                                                          -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification (Continued)

         As of June 30, 2008


Large Cap Value Fund

                                                           % of
                                                        Net Assets
                                                        ----------
              Oil & Gas................................    20.5%
              Diversified Financial Services...........    10.6
              Money Market Funds (including securities
               lending collateral).....................     6.9
              Miscellaneous Manufacturing..............     6.5
              Electric.................................     6.5
              Banks....................................     5.9
              Pharmaceuticals..........................     5.5
              Insurance................................     5.4
              Retail...................................     4.9
              Telecommunications.......................     4.4
              Media....................................     2.6
              Cosmetics/ Personal Care.................     2.5
              Food.....................................     2.3
              Agriculture..............................     2.1
              Commercial Services......................     1.8
              Beverages................................     1.7
              Healthcare...............................     1.7
              Chemicals................................     1.7
              Aerospace/Defense........................     1.6
              Computers................................     1.4
              Iron/Steel...............................     1.2
              Electronics..............................     1.2
              Advertising..............................     1.2
              Mining...................................     1.0
              Transportation...........................     0.8
              Environmental Control....................     0.8
              Semiconductors...........................     0.8
              Biotechnology............................     0.8
              Software.................................     0.5
              Auto Parts & Equipment...................     0.5
              Leisure Time.............................     0.4
              Home Builders............................     0.3
              Liabilities in excess of other assets....    (6.0)
                                                          -----
              Total....................................   100.0%
                                                          -----

Multi-Cap Equity Fund

                                                           % of
                                                        Net Assets
                                                        ----------
              Money Market Funds (including securities
               lending collateral).....................    21.6%
              Oil & Gas................................    12.5
              Pharmaceuticals..........................     7.5
              Semiconductors...........................     6.6
              Healthcare...............................     6.5
              Electric.................................     6.0
              Miscellaneous Manufacturing..............     5.9
              Internet.................................     5.2
              Machinery................................     4.4
              Beverages................................     4.3
              Software.................................     4.2
              Electronics..............................     4.1
              Diversified Financial Services...........     3.2
              Banks....................................     2.7
              Food.....................................     2.6
              Commercial Services......................     2.4
              Aerospace/Defense........................     2.3
              Telecommunications.......................     2.1
              Building Materials.......................     2.1
              Hand/Machine Tools.......................     2.1
              Retail...................................     2.0
              Media....................................     1.9
              Computers................................     1.8
              Housewares...............................     1.7
              Chemicals................................     1.6
              Home Builders............................     1.4
              Real Estate Investment Trusts............     1.1
              Insurance................................     1.0
              Liabilities in excess of other assets....   (20.8)
                                                          -----
              Total....................................   100.0%
                                                          -----

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification (Continued)

         As of June 30, 2008


S&P 500 Index Fund

                                                           % of
                                                        Net Assets
                                                        ----------
              Oil & Gas................................    15.1%
              Money Market Funds (including securities
               lending collateral).....................     9.3
              Telecommunications.......................     5.8
              Pharmaceuticals..........................     5.5
              Retail...................................     5.2
              Diversified Financial Services...........     5.2
              Computers................................     4.9
              Healthcare...............................     4.6
              Miscellaneous Manufacturing..............     4.4
              Banks....................................     3.9
              Electric.................................     3.7
              Software.................................     3.6
              Insurance................................     3.6
              Media....................................     2.6
              Semiconductors...........................     2.6
              Beverages................................     2.4
              Aerospace/Defense........................     2.2
              Cosmetics/Personal Care..................     2.1
              Internet.................................     2.1
              Chemicals................................     2.1
              Transportation...........................     2.0
              Food.....................................     1.8
              Agriculture..............................     1.8
              Real Estate Investment Trusts............     1.1
              Biotechnology............................     1.1
              Machinery................................     0.9
              Mining...................................     0.9
              Commercial Services......................     0.9
              Electronics..............................     0.6
              Pipelines................................     0.6
              Iron/Steel...............................     0.5
              Coal.....................................     0.5
              Household Products/Wares.................     0.4
              Apparel..................................     0.4
              Electrical Components & Equipment........     0.4
              Auto Manufacturers.......................     0.3
              Forest Products & Paper..................     0.3
              United States Treasury Bill..............     0.3

                                                         % of
                                                      Net Assets
                                                      ----------
               Engineering & Construction............     0.2%
               Leisure Time..........................     0.2
               Environmental Control.................     0.2
               Auto Parts & Equipment................     0.2
               Gas...................................     0.2
               Office/Business Equipment.............     0.2
               Lodging...............................     0.2
               Advertising...........................     0.2
               Savings & Loans.......................     0.2
               Metal Fabricate/Hardware..............     0.1
               Packaging & Containers................     0.1
               Distribution/Wholesale................     0.1
               Toys/Games/Hobbies....................     0.1
               Hand/Machine Tools....................     0.1
               Home Builders.........................     0.1
               Airlines..............................     0.1
               Holding Companies--Diversified........     0.1
               Entertainment.........................     0.1
               Home Furnishings......................     0.1
               Building Materials....................     0.1
               Investment Companies..................     0.0*
               Housewares............................     0.0*
               Textiles..............................     0.0*
               Real Estate...........................     0.0*
               Liabilities in excess of other assets.    (8.6)
                                                        -----
               Total.................................   100.0%
                                                        -----

*  Less than one tenth of a percent.

Portfolio composition is subject to change.

         BNY Hamilton Funds

         Industry Diversification (Continued)

         As of June 30, 2008


Small Cap Core Equity Fund

                                                           % of
                                                        Net Assets
                                                        ----------
              Money Market Funds (including securities
               lending collateral).....................    32.1%
              Commercial Services......................    10.8
              Software.................................     8.7
              Oil & Gas................................     7.0
              Miscellaneous Manufacturing..............     6.8
              Electronics..............................     5.0
              Healthcare...............................     4.9
              Food.....................................     4.8
              Banks....................................     4.7
              Real Estate Investment Trusts............     4.6
              Diversified Financial Services...........     4.1
              Retail...................................     3.8
              Machinery................................     3.7
              Household Products/Wares.................     3.7
              Energy...................................     3.4
              Semiconductors...........................     3.1
              Electric.................................     2.9
              Environmental Control....................     2.7
              Building Materials.......................     2.4
              Packaging & Containers...................     2.3
              Insurance................................     2.1
              Telecommunications.......................     2.0
              Computers................................     1.8
              Leisure Time.............................     1.7
              Housewares...............................     1.0
              Pipelines................................     0.8
              Storage/Warehousing......................     0.3
              Liabilities in excess of other assets....   (31.2)
                                                          -----
              Total....................................   100.0%
                                                          -----

Small Cap Growth Fund

                                                           % of
                                                        Net Assets
                                                        ----------
              Money Market Funds (including securities
               lending collateral).....................    35.2%
              Oil & Gas................................     8.9
              Healthcare...............................     6.8
              Electronics..............................     6.6
              Software.................................     5.6
              Retail...................................     5.5
              Real Estate Investment Trusts............     5.2
              Banks....................................     4.7
              Commercial Services......................     3.6
              Electric.................................     3.1
              Telecommunications.......................     2.9
              Insurance................................     2.9
              Semiconductors...........................     2.9
              Aerospace/Defense........................     2.8
              Machinery................................     2.8
              Transportation...........................     2.2
              Engineering & Construction...............     2.1
              Pharmaceuticals..........................     1.9
              Distribution/Wholesale...................     1.8
              Electrical Equipment & Components........     1.5
              Food.....................................     1.4
              Advertising..............................     1.2
              Internet.................................     1.2
              Homebuilders.............................     1.1
              Environmental Control....................     1.1
              Diversified Financial Services...........     1.1
              Leisure Time.............................     1.1
              Computers................................     1.0
              Metal Fabricate/Hardware.................     0.9
              Miscellaneous Manufacturing..............     0.9
              Coal.....................................     0.9
              Building Materials.......................     0.9
              Gas......................................     0.8
              Forrest Products & Paper.................     0.8
              Entertainment............................     0.8
              Apparel..................................     0.7
              Chemicals................................     0.7
              Savings & Loans..........................     0.5
              Toys/Games/Hobbies.......................     0.4
              Mining...................................     0.4
              Household Products/Wares.................     0.4
              Liabilities in excess of other assets....   (27.3)
                                                          -----
              Total....................................   100.0%
                                                          -----

Portfolio composition is subject to change.

         BNY Hamilton Global Real Estate Securities Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks--95.7%
          Australia--10.8%
 475,700  CFS Gandel Retail Trust... $  844,535
 347,740  Goodman Group.............  1,031,159
 279,990  ING Industrial Fund.......    421,847
 130,880  Stockland.................    676,978
 242,360  Westfield Group...........  3,786,412
                                     ----------
                                      6,760,931
                                     ----------
          Canada--2.6%
  11,940  Boardwalk Real Estate
          Investment Trust..........    448,978
  18,830  Dundee Real Estate
          Investment Trust..........    579,442
  30,500  RioCan Real Estate
          Investment Trust..........    597,043
                                     ----------
                                      1,625,463
                                     ----------
          Finland--1.2%
  73,040  Citycon OYJ...............    369,401
  44,990  Sponda OYJ................    391,988
                                     ----------
                                        761,389
                                     ----------
          France--5.2%
  11,430  Klepierre.................    576,273
  11,600  Unibail-Rodamco...........  2,685,166
                                     ----------
                                      3,261,439
                                     ----------
          Germany--0.8%
  18,660  DIC Asset AG..............    471,572
                                     ----------
          Hong Kong--12.9%
 231,000  China Resources Land
          Ltd.......................    319,951
 995,000  Far East Consortium.......    261,592
 451,000  Hang Lung Properties Ltd..  1,445,986

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
 183,000  Henderson Land
          Development Co., Ltd......... $1,140,604
  57,000  Hongkong Land Holdings
          Ltd..........................    241,680
 446,000  Link REIT (The)..............  1,015,840
 205,000  New World Development
          Ltd..........................    417,495
 180,000  Sino Land Co., Ltd...........    357,809
 212,000  Sun Hung Kai Properties
          Ltd..........................  2,876,530
                                        ----------
                                         8,077,487
                                        ----------
          Japan--11.4%
      93  Japan Retail Fund Investment
          Corp.........................    536,918
 118,000  Mitsubishi Estate Co., Ltd...  2,704,967
 115,000  Mitsui Fudosan Co., Ltd......  2,462,620
      44  Mori Hills REIT Investment
          Corp.........................    210,443
      60  Nippon Building Fund,
          Inc..........................    707,514
  27,000  Sumitono Realty &
          Development Co., Ltd.........    537,427
                                        ----------
                                         7,159,889
                                        ----------
          Netherlands--0.9%
   6,920  Corio NV.....................    541,106
                                        ----------
          Singapore--3.2%
 331,000  Ascendas India Trust.........    220,480
 340,000  Ascendas Real Estate
          Investment Trust.............    553,049
 126,000  CapitaLand Ltd...............    528,613
 320,000  CapitaMall Trust.............    704,228
                                        ----------
                                         2,006,370
                                        ----------

See notes to financial statements.

         BNY Hamilton Global Real Estate Securities Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                    Value
---------                                ----------
          Common Stocks (Continued)
          Sweden--0.7%
 44,100   Castellum AB.................. $  421,547
                                         ----------
          Switzerland--1.1%
 11,920   PSP Swiss Property AG.........    710,332
                                         ----------
          United Kingdom--5.7%
 64,240   British Land Co. PLC..........    905,797
 50,930   Great Portland Estates
          PLC...........................    342,844
 49,410   Hammerson PLC.................    877,624
 37,400   Land Securities Group
          PLC...........................    916,997
 67,480   Segro PLC.....................    528,452
                                         ----------
                                          3,571,714
                                         ----------
          United States--39.2%
  5,690   Alexandria Real Estate
          Equities, Inc.................    553,865
 13,170   AMB Property Corp.............    663,505
  6,770   AvalonBay Communities,
          Inc...........................    603,613
  7,350   Boston Properties, Inc........    663,117
 18,890   Brandywine Realty Trust.......    297,706
 18,700   BRE Properties, Inc...........    809,336
 14,220   Camden Property Trust.........    629,377
 14,090   Developers Diversified Realty
          Corp..........................    489,064
  9,620   Digital Realty Trust, Inc.....    393,554
 23,670   Duke Realty Corp..............    531,392
 20,320   Education Realty Trust,
          Inc...........................    236,728
 27,610   Equity Residential............  1,056,635
 11,740   Federal Realty Investments
          Trust.........................    810,060

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
  34,390  General Growth Properties,
          Inc......................... $ 1,204,682
  10,040  Home Properties, Inc........     482,522
 104,530  HRPT Properties Trust.......     707,668
  17,460  Kilroy Reality Corp.........     821,144
  22,430  Kimco Realty Corp...........     774,284
  35,570  Maguire Properties, Inc.....     432,887
  31,260  National Retail Properties,
          Inc.........................     653,334
  40,150  Nationwide Health
          Properties, Inc.............   1,264,324
  23,220  Prologis....................   1,262,007
  12,890  Public Storage, Inc.........   1,041,383
  10,600  Regency Centers Corp........     626,672
  39,910  Senior Housing Properties
          Trust.......................     779,442
  27,700  Simon Property Group,
          Inc.........................   2,489,953
   8,080  SL Green Realty Corp........     668,378
  29,310  Starwood Hotels & Resorts
          Worldwide, Inc..............   1,174,452
  14,900  Ventas, Inc.................     634,293
  19,800  Vornado Realty Trust........   1,742,400
                                       -----------
                                        24,497,777
                                       -----------
          Total Common Stocks
          (Cost $70,979,195)..........  59,867,016
                                       -----------

See notes to financial statements.

         BNY Hamilton Global Real Estate Securities Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                        Value
---------                                   -----------
          Money Market Fund--1.5%
 956,056  BNY Hamilton Money Fund
          (Institutional Shares), 2.51%(a)
          (Cost $956,056).................. $   956,056
                                            -----------
          Total Investments
          (Cost $71,935,251)(b)--
          97.2%............................  60,823,072
          Other assets less
          liabilities--2.8%................   1,755,246
                                            -----------
          Net Assets--100.0%............... $62,578,318
                                            -----------

(a)Represents annualized 7 day yield at June 30, 2008.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008, net unrealized depreciation was $11,112,179 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $77,118 and aggregate gross unrealized depreciation of $11,189,297.

                                                             % of Total
                       Industry                   US$ Value  Net Assets
                       --------                   ---------  ----------
        Real Estate Investment Trusts........... $43,032,451    68.8%
        Real Estate Operating Companies.........  15,660,113    25.0
        Lodging.................................   1,174,452     1.9
        Money Market Fund.......................     956,056     1.5
        Other assets less liabilities...........   1,755,246     2.8
                                                 -----------   -----
        Net Assets.............................. $62,578,318   100.0%
                                                 -----------   -----

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

Number of
 Shares                                  US$ Value
---------                               -----------
          Common Stocks--99.7%
          Australia--6.6%
  48,575  Alumina, Ltd. ADR(a)......... $   880,179
  41,200  Amcor Ltd. ADR...............     798,658
  20,280  Australia & New Zealand
          Banking Group Ltd.
          ADR(a).......................   1,821,608
  74,199  BHP Ltd. ADR(a)..............   6,321,013
  43,125  Boral Ltd. ADR...............     935,295
 117,400  Coca-Cola Amatil Ltd.
          ADR..........................   1,579,523
  29,300  Commonwealth Bank of
          Australia ADR................   3,388,457
 108,800  Computershare Ltd.
          ADR(a).......................     961,607
 247,400  Foster's Group Ltd. ADR......   1,203,700
 205,200  Lend Lease Corp. Ltd.
          ADR..........................   1,880,576
 117,600  National Australia Bank Ltd.
          ADR(a).......................   2,990,639
  33,647  Newcrest Mining Ltd.
          ADR..........................     948,845
  22,950  Santos Ltd. ADR(a)...........   1,908,752
  10,340  TABCORP Holdings Ltd.
          ADR..........................     973,422
  49,100  Telstra Corp. Ltd. ADR(a)....     998,915
  23,520  Westpac Banking Corp.
          ADR(a).......................   2,241,221
  32,305  Woodside Petroleum Ltd.
          ADR..........................   2,092,595
                                        -----------
                                         31,925,005
                                        -----------
          Austria--0.6%
  38,000  Erste Bank der
          Oesterreichischen Sparkassen
          AG ADR(a)....................   1,183,647

Number of
 Shares                            US$ Value
---------                          ----------
          Common Stocks (Continued)
  65,500  Oest Elektrizats AG
          ADR(a).................. $1,174,808
   6,850  Telekom Austria AG
          ADR(a)..................    297,441
  52,500  Wienerberger AG ADR(a)..    441,210
                                   ----------
                                    3,097,106
                                   ----------
          Belgium--1.0%
  20,500  Delhaize Group ADR......  1,378,830
 150,300  Fortis ADR..............  2,405,942
   7,700  Solvay SA ADR (a).......  1,008,024
                                   ----------
                                    4,792,796
                                   ----------
          Denmark--1.0%
  61,600  Danske Bank A/S ADR.....    891,444
  28,800  Novo Nordisk A/S ADR....  1,900,800
   5,700  Novozymes A/S ADR.......    515,396
  30,300  Vestas Wind Systems A/S
          ADR*(a).................  1,319,171
                                   ----------
                                    4,626,811
                                   ----------
          Finland--1.5%
  24,300  Metso Corp. ADR(a)......  1,109,139
 169,700  Nokia Corp. ADR.........  4,157,650
  86,900  Stora Enso Oyj ADR(a)...    816,017
  58,000  UPM-Kymmene Oyj
          ADR.....................    950,371
                                   ----------
                                    7,033,177
                                   ----------
          France--9.8%
  43,600  Air France-KLM ADR(a)...  1,037,680
 110,400  Alcatel-Lucent ADR(a)...    666,816
  87,600  AXA SA ADR(a)...........  2,577,192
  89,200  BNP Paribas SA ADR(a)...  4,043,302
  16,700  Dassault Systemes SA
          ADR(a)..................  1,015,360

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                              US$ Value
---------                           -----------
          Common Stocks (Continued)
  34,000  Essilor International SA
          ADR...................... $ 1,040,301
  76,800  France Telecom SA ADR....   2,275,584
 162,000  Groupe Danone ADR........   2,276,732
  34,424  Lafarge SA ADR(a)........   1,320,525
  53,174  L'Air Liquide SA ADR(a)..   1,405,293
 152,000  L'Oreal SA ADR...........   3,309,663
  39,500  LVMH Moet Hennessy Louis
          Vuitton SA ADR(a)........     840,767
  17,400  PSA Peugeot Citroen
          ADR(a)...................     945,525
  33,400  Publicis Group ADR(a)....   1,082,988
  97,000  Sanofi-Aventis ADR.......   3,223,310
 119,445  Societe Generale ADR(a)..   2,081,019
  32,600  Sodexho ADR..............   2,142,857
  71,500  Suez SA ADR(a)...........   4,871,059
  11,800  Technip SA ADR...........   1,092,992
  92,024  Total SA ADR(a)..........   7,846,887
  57,200  Valeo SA ADR(a)..........     919,238
  28,500  Veolia Environnement
          ADR(a)...................   1,591,725
                                    -----------
                                     47,606,815
                                    -----------
          Germany--9.0%
  23,200  Adidas AG ADR(a).........     733,431
 242,000  Allianz AG ADR(a)........   4,222,900
  23,400  BASF AG ADR(a)...........   3,217,085
  37,000  Bayer AG ADR.............   3,109,469
  43,300  Commerzbank AG ADR.......   1,287,335
  12,500  Continental AG ADR(a)....   1,276,195
  43,000  DaimlerChrysler AG(a)....   2,651,810
  26,023  Deutsche Bank AG(a)......   2,221,063
  72,100  Deutsche Lufthansa AG
          ADR(a)...................   1,556,278

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
 115,300  Deutsche Telekom AG
          ADR(a)...................... $ 1,887,461
  87,927  E.On AG ADR.................   5,908,993
  24,800  Fresenius Medical Care AG &
          Co. KGaA ADR................   1,361,272
  29,800  Henkel AG & Co. KGaA
          ADR.........................   1,189,276
  33,300  Hypo Real Estate Holding
          AG ADR(a)...................     932,317
  51,900  Infineon Technologies AG
          ADR(a)......................     442,707
  24,200  RWE AG ADR..................   3,048,353
  40,580  SAP AG ADR(a)...............   2,114,624
  38,842  Siemens AG ADR(a)...........   4,277,669
  42,500  Volkswagen AG ADR...........   2,448,085
                                       -----------
                                        43,886,323
                                       -----------
          Greece--0.6%
 121,900  Alpha Bank A.E. ADR(a)......     921,881
  18,850  Coca Cola Hellenic Bottling
          Co. SA ADR..................     510,270
  36,600  Hellenic Telecommunications
          Organization SA ADR.........     435,540
 138,320  National Bank of Greece SA
          ADR.........................   1,235,198
                                       -----------
                                         3,102,889
                                       -----------
          Hong Kong--2.3%
  92,000  Cheung Kong (Holdings) Ltd.
          ADR.........................   1,240,050
 167,000  CLP Holdings Ltd. ADR.......   1,430,672
  57,400  Hang Seng Bank Ltd.
          ADR.........................   1,210,945
 283,800  Hong Kong & China Gas
          Co., Ltd. ADR(a)............     674,791

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                  US$ Value
---------                               -----------
          Common Stocks (Continued)
   6,000  Hopewell Holdings ADR........ $    21,314
  24,800  Hutchison Whampoa Ltd.
          ADR..........................   1,249,948
 167,000  Hysan Development Co.,
          Ltd. ADR.....................     916,663
  29,700  MTR Corp. ADR................     935,096
  46,000  Sino Land Co., Ltd.
          ADR(a).......................     457,199
  81,000  Sun Hung Kai Properties Ltd.
          ADR(a).......................   1,099,049
  88,000  Swire Pacific Ltd. ADR.......     900,038
  94,500  Television Broadcasts Ltd.
          ADR..........................   1,090,738
                                        -----------
                                         11,226,503
                                        -----------
          Ireland--0.8%
  20,050  Allied Irish Banks PLC
          ADR(a).......................     617,340
  17,250  Bank of Ireland ADR(a).......     602,543
  23,900  CRH PLC ADR..................     682,106
  25,400  Elan Corp. PLC ADR*(a).......     902,970
  83,670  Experian PLC ADR.............     622,363
  11,600  Ryanair Holdings PLC
          ADR(a).......................     332,572
                                        -----------
                                          3,759,894
                                        -----------
          Italy--3.7%
  13,775  Bulgari SpA ADR(a)...........     556,903
  58,492  Eni SpA ADR..................   4,341,861
  48,300  Fiat SpA ADR(a)..............     792,188
 235,498  Intesa Sanpaolo SpA
          ADR(a).......................   8,075,649
  47,900  Italcementi SpA ADR(a).......     796,951
  25,500  Luxottica Group SpA
          ADR(a).......................     594,915

Number of
 Shares                                  US$ Value
---------                               -----------
          Common Stocks (Continued)
  41,200  Mediaset SpA ADR(a).......... $   815,463
  45,210  Telecom Italia SpA ADR.......     728,785
  66,499  Telecom Italia SpA
          ADR(a).......................   1,327,320
                                        -----------
                                         18,030,035
                                        -----------
          Japan--21.2%
  18,500  Advantest Corp. ADR(a).......     389,610
  54,000  Aeon Co., Ltd. ADR...........     667,833
 164,000  Aiful Corp. ADR..............     475,731
   8,100  Ajinomoto Co., Inc.
          ADR(a).......................     767,171
 160,000  All Nippon Airways Co., Ltd.
          ADR(a).......................   1,198,432
  43,500  Alps Electric Co., Ltd.
          ADR..........................     900,324
  24,500  Amada Co., Ltd. ADR(a).......     773,793
  83,000  Asahi Glass Co., Ltd.
          ADR..........................   1,005,346
  14,600  Asahi Kasei Corp. ADR........     765,776
  15,200  Bank of Yokohama Ltd.
          (The) ADR....................   1,052,478
  28,500  Bridgestone Corp.
          ADR(a).......................     872,704
  44,500  Canon, Inc. ADR(a)...........   2,278,845
   5,900  Casio Computer Co., Ltd.
          ADR(a).......................     672,902
  62,000  Dai Nippon Printing Co.,
          Ltd. ADR(a)..................     915,337
   5,300  Daiwa House Industry Co.,
          Ltd. ADR.....................     498,976
   9,900  Daiwa Securities Group, Inc.
          ADR(a).......................     911,504
   6,750  Denso Corp. ADR..............     929,673

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                   US$ Value
---------                                 ----------
          Common Stocks (Continued)
  39,000  Eisai Co., Ltd. ADR............ $1,379,652
  29,000  FujiFilm Holdings Corp.
          ADR(a).........................    993,830
  26,000  Fujitsu Ltd. ADR(a)............    966,371
  18,300  Hitachi Ltd. ADR...............  1,311,744
  77,600  Honda Motor Co., Ltd.
          ADR(a).........................  2,640,728
  11,200  Itochu Corp. ADR...............  1,194,963
 160,200  Japan Airlines Corp.
          ADR(a).........................  1,685,047
  18,000  Kajima Corp. ADR...............    629,969
   3,700  Kao Corp. ADR..................    972,077
  54,000  Kawasaki Heavy Industries,
          Ltd. ADR.......................    576,650
  61,000  Kirin Holdings Co., Ltd.
          ADR............................    954,089
  49,600  Kobe Steel Ltd. ADR(a).........    711,209
  13,250  Komatsu Ltd. ADR...............  1,479,930
  20,800  Kubota Corp. ADR(a)............    744,432
  10,200  Kyocera Corp. ADR..............    959,310
   6,700  Marubeni Corp. ADR(a)..........    560,625
  32,500  Marui Group Co., Ltd.
          ADR............................    507,098
  82,000  Matsushita Electric Industrial
          Co., Ltd. ADR..................  1,756,440
   7,600  Matsushita Electric Works
          Ltd. ADR(a)....................    776,454
  43,886  Millea Holdings, Inc.
          ADR............................  1,713,959
  35,000  Mitsubishi Corp. ADR...........  2,311,210
  12,400  Mitsubishi Electric Corp.
          ADR(a).........................  1,339,371
   6,200  Mitsubishi Estate Co., Ltd.
          ADR............................  1,421,254

Number of
 Shares                              US$ Value
---------                            ----------
          Common Stocks (Continued)
 390,868  Mitsubishi UFJ Financial
          ADR(a).................... $3,439,638
   3,500  Mitsui & Co. Ltd. ADR.....  1,553,825
  56,400  Mitsui Sumitomo Insurance
          Group Holdings, ADR*......    973,650
 500,000  Mizuho Financial Group
          ADR(a)....................  4,635,000
 180,000  NEC Corp. ADR.............    944,100
  51,200  Nidec Corp. ADR(a)........    851,456
  31,200  Nintendo Co., Ltd. ADR....  2,203,765
  27,300  Nippon Steel Corp. ADR....  1,480,826
  63,200  Nippon Telegraph &
          Telephone Corp. ADR.......  1,535,760
  95,500  Nippon Yusen KK
          ADR(a)....................  1,839,635
  54,500  Nissan Motor Co., Ltd.
          ADR(a)....................    896,525
  12,350  Nisshin Steel Co., Ltd.
          ADR.......................    841,159
   2,000  Nitto Denko Corp. ADR.....    769,775
  98,000  Nomura Holdings, Inc.
          ADR(a)....................  1,445,500
   9,400  NSK Ltd. ADR(a)...........    823,792
  92,300  NTT DoCoMo, Inc.
          ADR(a)....................  1,347,580
  18,900  Oji Paper Co. Ltd. ADR....    889,685
  80,000  Olympus Corp. ADR(a)......  2,709,304
  34,000  Omron Corp. ADR...........    731,286
  12,000  Orix Corp. ADR(a).........    865,560
  64,000  Promise Co., Ltd. ADR.....    896,563
  11,000  Ricoh Co. Ltd. ADR........    998,250
  10,000  Secom Co., Ltd. ADR.......    973,539
 160,000  Sega Sammy Holdings, Inc.
          ADR.......................    349,424

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                  US$ Value
---------                               ------------
          Common Stocks (Continued)
  63,000  Sharp Corp. ADR.............. $  1,027,568
 130,500  Shinsei Bank Ltd. ADR........      896,222
  43,000  Shiseido Co., Ltd. ADR.......      985,706
   8,400  Shizuoka Bank Ltd. (The)
          ADR..........................      858,978
  42,600  Sony Corp. ADR(a)............    1,863,324
  62,000  Sumitomo Corp. ADR...........      815,908
   6,800  Sumitomo Electric Industries
          Ltd. ADR(a)..................      864,714
  25,900  Sumitomo Metal Industries
          Ltd. ADR(a)..................    1,141,012
 315,000  Sumitomo Mitsui Financial
          Group, Inc. ADR..............    2,374,281
 140,000  Sumitomo Trust & Banking
          Co., Ltd. (The) ADR..........      979,958
   7,100  Suruga Bank Ltd. ADR(a)......      924,966
  24,800  Taiheiyo Cement Corp.
          ADR..........................      498,316
  24,400  Taisei Corp. ADR.............      582,350
  11,000  TDK Corp. ADR(a).............      660,000
  21,000  Teijin Ltd. ADR..............      721,098
  12,700  Tokyu Land Corp. ADR.........      722,428
  18,600  Toppan Printing Co., Ltd.
          ADR..........................    1,025,583
  10,100  Toray Industries, Inc.
          ADR..........................      542,135
   4,600  TOTO Ltd. ADR................      324,588
   5,200  Toyo Suisan Kaisha Ltd.
          ADR..........................    1,177,303
  58,150  Toyota Motor Corp.
          ADR(a).......................    5,466,100
  27,000  Trend Micro, Inc. ADR(a).....      891,467
  10,500  Yamazaki Baking Co., Ltd.
          ADR..........................    1,155,936
                                        ------------
                                         103,158,385
                                        ------------

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
          Luxembourg--0.8%
 38,824   Arcelormittal ADR(a)........ $ 3,846,293
                                       -----------
          Netherlands--5.2%
 80,900   Aegon NV ADR................   1,060,599
 11,900   Akzo Nobel NV ADR(a)........     818,582
 46,900   European Aeronautic Defence
          & Space Co. ADR(a)..........     889,674
 21,050   Heineken NV ADR.............     537,609
 86,100   ING Groep NV ADR(a).........   2,716,455
 33,700   James Hardie Industries NV
          ADR(a)......................     679,055
 49,680   Koninklijke Ahold
          ADR(a)......................     668,454
 16,000   Koninklijke DSM NV
          ADR(a)......................     235,514
 75,400   Koninklijke KPN NV
          ADR.........................   1,294,882
 50,600   Koninklijke Philips
          Electronics NV ADR..........   1,710,279
 75,827   Royal Dutch Shell PLC
          ADR, Class A................   6,195,824
 55,688   Royal Dutch Shell PLC
          ADR, Class B(a).............   4,461,166
 29,500   TNT NV ADR..................   1,009,517
 72,100   Unilever NV ADR(a)..........   2,047,640
 28,900   Wolters Kluwer NV ADR.......     675,714
                                       -----------
                                        25,000,964
                                       -----------
          New Zealand--0.1%
 44,693   Telecom Corp. of New
          Zealand Ltd. ADR(a).........     603,802
                                       -----------
          Norway--1.1%
  4,400   DnB NOR ASA ADR(a)..........     559,778

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                               US$ Value
---------                             ----------
          Common Stocks (Continued)
  43,500  Norsk Hydro ASA
          ADR(a)..................... $  635,405
  38,100  Orkla ASA ADR..............    489,204
  68,005  StatoilHydro ASA ADR(a)....  2,542,027
  12,400  Telenor ASA ADR............    699,675
   7,000  Yara International ASA
          ADR........................    619,816
                                      ----------
                                       5,545,905
                                      ----------
          Portugal--0.3%
  19,220  Energias de Portugal SA
          ADR(a).....................  1,003,849
  39,300  Portugal Telecom, SGPS, SA
          ADR........................    441,732
   5,535  Zon Multimedia Servicos de
          Telecomunicacoes e
          Multimedia SGPS ADR........     46,045
                                      ----------
                                       1,491,626
                                      ----------
          Singapore--1.2%
 108,500  CapitaLand Ltd. ADR(a).....    910,391
 106,000  City Developments Ltd.
          ADR(a).....................    847,279
  69,000  Keppel Corp. Ltd.
          ADR(a).....................  1,131,503
  83,750  Neptune Orient Lines Ltd.
          ADR(a).....................    796,412
  32,935  Singapore
          Telecommunications Ltd.
          ADR........................    877,523
  42,000  United Overseas Bank Ltd.
          ADR........................  1,151,203
                                      ----------
                                       5,714,311
                                      ----------

Number of
 Shares                                US$ Value
---------                             -----------
          Common Stocks (Continued)
          Spain--4.1%
 170,400  Banco Bilbao Vizcaya
          Argentaria SA ADR(a)....... $ 3,232,488
 354,900  Banco Santander SA
          ADR(a).....................   6,455,631
  64,150  Iberdrola SA ADR...........   3,440,467
  49,800  Repsol YPF SA ADR(a).......   1,955,646
  62,875  Telefonica SA ADR..........   5,003,593
                                      -----------
                                       20,087,825
                                      -----------
          Sweden--2.1%
  71,100  AB SKF ADR(a)..............   1,116,966
 110,400  Atlas Copco AB ADR,
          Class A....................   1,628,830
  77,500  Atlas Copco AB ADR,
          Class B(a).................   1,033,920
  30,700  Electrolux AB ADR(a).......     785,957
  51,600  Husqvarna AB ADR...........     904,987
  76,900  Sandvik AB ADR.............   1,054,676
  62,700  Svenska Cellulosa AB (SCA)
          ADR........................     888,591
 109,200  Telefonaktiebolaget LM
          Ericsson ADR(a)............   1,135,680
 114,700  Volvo AB ADR(a)............   1,411,029
                                      -----------
                                        9,960,636
                                      -----------
          Switzerland--7.2%
 127,220  ABB Ltd. ADR(a)............   3,602,871
  53,840  Credit Suisse Group AG
          ADR(a).....................   2,439,490
  66,208  Nestle SA ADR..............   7,500,890
 104,220  Novartis AG ADR(a).........   5,736,269
  68,060  Roche Holding AG ADR.......   6,147,179
  21,134  Swiss Reinsurance Co.
          ADR........................   1,411,908

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                  US$ Value
---------                               -----------
          Common Stocks (Continued)
  24,300  Swisscom AG ADR(a)........... $   812,903
  29,850  Syngenta AG ADR(a)...........   1,931,295
 174,974  UBS AG(a)....................   3,614,964
  73,500  Zurich Financial Services AG
          ADR..........................   1,886,929
                                        -----------
                                         35,084,698
                                        -----------
          United Kingdom--19.5%
 119,716  Anglo American PLC
          ADR(a).......................   4,243,932
  65,469  AstraZeneca PLC ADR(a).......   2,784,397
  47,425  BAE Systems PLC
          ADR(a).......................   1,670,593
  88,325  Barclays PLC ADR(a)..........   2,044,724
  27,800  BG Group PLC ADR(a)..........   3,615,599
  49,500  BHP Billiton PLC
          ADR(a).......................   3,835,260
 129,246  BP PLC ADR(a)................   8,991,644
  22,110  British Airways PLC ADR......     947,157
  34,550  British American Tobacco
          PLC ADR(a)...................   2,392,588
  72,500  British Land Co. PLC
          ADR(a).......................   1,022,272
  20,300  British Sky Broadcasting
          Group PLC ADR................     759,017
  36,160  BT Group PLC ADR.............   1,436,637
  17,218  Cadbury PLC ADR..............     866,410
  24,138  Centrica PLC ADR.............   1,490,401
 150,500  Compass Group PLC
          ADR(a).......................   1,136,681
  29,795  Diageo PLC ADR(a)............   2,200,956
  58,960  Friends Provident PLC
          ADR(a).......................   1,199,217
 120,401  GlaxoSmithKline PLC
          ADR..........................   5,324,132

Number of
 Shares                               US$ Value
---------                             ----------
          Common Stocks (Continued)
 213,800  HBOS PLC ADR(a)............ $1,174,382
 106,380  HSBC Holdings PLC
          ADR(a).....................  8,159,345
  18,600  Imperial Tobacco Group PLC
          ADR........................  1,381,050
  38,270  Intercontinental Hotels
          Group PLC ADR(a)...........    510,139
  11,920  International Power PLC
          ADR........................  1,024,826
 144,010  Invensys PLC ADR...........    746,605
  15,475  J Sainsbury PLC ADR........    392,056
  12,650  Johnson Matthey PLC
          ADR(a).....................    929,484
 111,626  Kingfisher PLC ADR(a)......    498,957
 140,611  Ladbrokes PLC ADR(a).......    718,494
 111,900  Legal & General Group PLC
          ADR........................  1,115,721
  73,525  Lloyds TSB Group PLC
          ADR(a).....................  1,813,862
  45,750  Marks & Spencer Group PLC
          ADR........................    598,200
  27,928  National Grid PLC
          ADR(a).....................  1,842,410
  40,800  Pearson PLC ADR(a).........    499,800
  71,650  Prudential Corp. PLC
          ADR(a).....................  1,520,413
  20,018  Reed Elsevier PLC
          ADR(a).....................    911,820
  54,500  Rentokil Initial PLC ADR...    538,253
  22,960  Rexam PLC ADR..............    885,326
  10,975  Rio Tinto PLC ADR..........  5,432,625
  21,960  Rolls-Royce Group PLC
          ADR(a).....................    746,247
  50,200  SABMiller PLC ADR(a).......  1,150,920

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                      US$ Value
---------                                   ------------
          Common Stocks (Continued)
  29,050  Sage Group PLC ADR............... $    483,328
  53,700  Scottish & Southern Energy
          PLC ADR(a).......................    1,499,417
  12,300  Smith & Nephew PLC
          ADR(a)...........................      673,425
  18,150  Tate & Lyle PLC ADR..............      574,333
 105,468  Tesco PLC ADR(a).................    2,325,474
   1,472  Thomson Reuters PLC
          ADR(a)...........................      238,891
  40,425  Tomkins PLC ADR..................      489,143
  61,020  Unilever PLC ADR.................    1,733,578
  38,650  United Utilities PLC
          ADR..............................    1,056,111
 210,753  Vodafone Group PLC
          ADR..............................    6,208,784
  42,100  Wolseley PLC ADR(a)..............      315,455
   9,640  WPP Group PLC ADR(a).............      460,985
                                            ------------
                                              94,611,476
                                            ------------
          Total Common Stocks
          (Cost $419,139,993)..............  484,193,275
                                            ------------
          Money Market Fund--0.0%(b)
 170,476  BNY Hamilton Money Fund
          (Institutional Shares), 2.51%(c)
          (Cost $170,476)..................      170,476
                                            ------------

 Number of
  Shares                                      US$ Value
-----------                                 -------------
            Investment of Cash
            Collateral for Securities
            Loaned--31.2%
            Money Market Fund--31.2%
151,340,058 BNY Institutional Cash
            Reserve Fund, 2.62%(d)
            (Cost $151,340,058)(e)......... $ 151,340,058
                                            -------------
            Total Investments
            (Cost $570,650,527)(f)--
            130.9%.........................   635,703,809
            Liabilities in excess of other
            assets--(30.9%)................  (150,063,324)
                                            -------------
            Net Assets--100.0%............. $ 485,640,485
                                            -------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Security, or a portion thereof, was on loan at June 30, 2008.
(b)Less than one tenth of a percent.
(c)Represent annualized 7 day yield at June 30, 2008.
(d)Interest rate shown reflects the yield as of June 30, 2008.
(e)At June 30, 2008, the total market value of the Fund's securities on loan was $147,675,548 and the total value of the collateral held by the Fund was $151,340,058.
(f)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008 net unrealized appreciation was $65,053,282 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $104,161,172 and aggregate gross unrealized depreciation of $39,107,890.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification

         June 30, 2008 (Unaudited)


                                                             % of
                                                            Total
                                               US$ Value  Net Assets
                                              ----------- ----------
           Advertising....................... $ 1,082,988     0.2%
           Aerospace/Defense.................   3,306,514     0.7
           Agriculture.......................   3,773,638     0.8
           Airlines..........................   6,757,167     1.4
           Apparel...........................     733,431     0.2
           Auto Manufacturers................  15,840,962     3.3
           Auto Parts & Equipment............   4,862,524     1.0
           Banks.............................  77,904,485    16.0
           Beverages.........................   8,137,067     1.7
           Biotechnology.....................     515,396     0.1
           Building Materials................   7,459,846     1.5
           Chemicals.........................  14,810,113     3.0
           Commercial Services...............   4,075,075     0.8
           Computers.........................   2,587,978     0.5
           Cosmetics/Personal Care...........   5,267,446     1.1
           Distribution/Wholesale............   6,751,986     1.4
           Diversified Financial Services....  10,649,312     2.2
           Electric..........................  25,244,854     5.2
           Electrical Components & Equipment.   3,324,017     0.7
           Electronics.......................   6,486,365     1.3
           Energy--Alternate Sources.........   1,319,171     0.3
           Engineering & Construction........   4,815,190     1.0
           Entertainment.....................   1,691,916     0.4
           Food..............................  23,354,011     4.8
           Food Service......................   3,279,538     0.7
           Forest Products & Paper...........   3,544,664     0.7
           Gas...............................   2,165,192     0.5
           Hand/Machine Tools................   1,054,676     0.2
           Healthcare--Products..............   2,308,641     0.5
           Healthcare--Services..............   1,361,272     0.3
           Holding Companies--Diversified....   4,122,256     0.9
           Home Builders.....................     498,976     0.1
           Home Furnishings..................   5,433,289     1.1
           Household Products/Wares..........   2,094,263     0.4
           Insurance.........................  20,398,943     4.2
           Internet..........................     891,467     0.2
           Iron/Steel........................   8,020,499     1.7
           Leisure Time......................     349,424     0.1
           Lodging...........................     510,139     0.1
           Machinery--Construction & Mining..   4,142,680     0.9
           Machinery--Diversified............   4,615,043     1.0
           Media.............................   5,498,473     1.1

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification (Continued)

         June 30, 2008 (Unaudited)

                                                                 % of
                                                                Total
                                                 US$ Value    Net Assets
                                               -------------  ----------
        Metal Fabricate/Hardware.............. $   2,576,163      0.5%
        Mining................................    21,661,854      4.5
        Miscellaneous Manufacturing...........     9,216,551      1.9
        Money Market Fund.....................   151,510,534     31.2
        Office/Business Equipment.............     3,277,095      0.7
        Oil & Gas.............................    43,952,000      9.0
        Oil & Gas Services....................     1,092,992      0.2
        Packaging & Containers................     1,683,984      0.3
        Pharmaceuticals.......................    27,398,709      5.6
        Real Estate...........................     9,516,202      2.0
        Real Estate Investment Trusts.........     1,022,272      0.2
        Retail................................     2,828,991      0.6
        Semiconductors........................       442,707      0.1
        Software..............................     3,613,312      0.7
        Telecommunications....................    34,174,062      7.0
        Textiles..............................     1,263,233      0.3
        Toys/Games/Hobbies....................     2,203,765      0.4
        Transportation........................     4,580,660      0.9
        Water.................................     2,647,836      0.5
                                               -------------    -----
        Total Value of Investments............   635,703,809    130.9
        Liabilities in excess of other assets.  (150,063,324)   (30.9)
                                               -------------    -----
        Net Assets............................ $ 485,640,485    100.0%
                                               -------------    -----

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)


Number of
 Shares                                    Value
---------                               -----------
          Common Stocks--98.4%
          Aerospace/Defense--1.9%
  47,500  Boeing Co.................... $ 3,121,700
  55,150  United Technologies Corp.....   3,402,755
                                        -----------
                                          6,524,455
                                        -----------
          Agriculture--1.1%
  76,800  Philip Morris International,
          Inc..........................   3,793,152
                                        -----------
          Auto Parts & Equipment--1.7%
 205,650  Johnson Controls, Inc........   5,898,042
                                        -----------
          Banks--1.7%
 184,100  Bank of America Corp.........   4,394,467
 109,000  Wachovia Corp.(a)............   1,692,770
                                        -----------
                                          6,087,237
                                        -----------
          Beverages--1.2%
  66,500  PepsiCo, Inc.................   4,228,735
                                        -----------
          Chemicals--1.4%
  48,300  Air Products & Chemicals,
          Inc..........................   4,774,938
                                        -----------
          Commercial Services--1.4%
 119,200  Accenture Ltd. (Bermuda).....   4,853,824
                                        -----------
          Computers--5.3%
  56,800  Apple, Inc.*.................   9,510,592
 213,950  SanDisk Corp.*(a)............   4,000,865
 279,100  Seagate Technology, Inc.
          (Cayman Islands).............   5,339,183
                                        -----------
                                         18,850,640
                                        -----------
          Cosmetics/Personal Care--2.0%
 121,600  Avon Products, Inc...........   4,380,032
  42,675  Procter & Gamble Co..........   2,595,067
                                        -----------
                                          6,975,099
                                        -----------

Number of
 Shares                                    Value
---------                               -----------
          Common Stocks (Continued)
          Diversified Financial Services--5.9%
 119,725  American Express Co.......... $ 4,510,041
 149,700  Citigroup, Inc...............   2,508,972
  82,800  Invesco Ltd..................   1,985,544
 152,000  JPMorgan Chase & Co..........   5,215,120
  82,000  Merrill Lynch & Co., Inc.(a).   2,600,220
 110,500  Morgan Stanley...............   3,985,735
                                        -----------
                                         20,805,632
                                        -----------
          Electric--1.1%
  82,100  Public Service Enterprise
          Group, Inc...................   3,770,853
                                        -----------
          Electrical Components & Equipment--1.0%
  73,300  Emerson Electric Co..........   3,624,685
                                        -----------
          Electronics--1.4%
  85,900  Thermo Fisher Scientific,
          Inc.*(a).....................   4,787,207
                                        -----------
          Food--4.2%
  69,750  General Mills, Inc...........   4,238,708
 184,000  Safeway, Inc.................   5,253,200
 199,700  SYSCO Corp...................   5,493,747
                                        -----------
                                         14,985,655
                                        -----------
          Gas--1.1%
  66,750  Sempra Energy................   3,768,037
                                        -----------
          Healthcare--Products--3.5%
  87,350  Covidien Ltd.................   4,183,192
  59,050  Johnson & Johnson............   3,799,277
  85,150  Medtronic, Inc...............   4,406,512
                                        -----------
                                         12,388,981
                                        -----------
          Insurance--3.3%
  83,300  American International
          Group, Inc...................   2,204,118

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
 169,450  Genworth Financial, Inc... $ 3,017,905
  75,000  Lincoln National Corp.....   3,399,000
 142,500  XL Capital Ltd. (Bermuda).   2,929,800
                                     -----------
                                      11,550,823
                                     -----------
          Internet--2.4%
 131,550  Akamai Technologies,
          Inc.*(a)..................   4,576,625
   7,200  Google, Inc., Class A*....   3,790,224
                                     -----------
                                       8,366,849
                                     -----------
          Leisure Time--0.4%
  45,850  Carnival Corp.(a).........   1,511,216
                                     -----------
          Machinery--Construction & Mining--1.3%
  63,900  Caterpillar, Inc..........   4,717,098
                                     -----------
          Machinery--Diversified--1.0%
  49,700  Deere & Co................   3,584,861
                                     -----------
          Media--1.1%
 122,500  Walt Disney Co. (The).....   3,822,000
                                     -----------
          Mining--1.1%
  33,800  Freeport-McMoRan Copper
          & Gold, Inc...............   3,961,022
                                     -----------
          Miscellaneous Manufacturing--6.7%
  52,000  3M Co.....................   3,618,680
  47,500  Eaton Corp................   4,036,075
 126,500  General Electric Co.......   3,376,285
 130,000  Honeywell International,
          Inc.......................   6,536,400
 123,500  Textron, Inc..............   5,919,355
                                     -----------
                                      23,486,795
                                     -----------
          Oil & Gas--9.8%
  87,350  BP PLC ADR (Britain)......   6,076,940
  41,600  Chevron Corp..............   4,123,808

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
  31,290  Devon Energy Corp......... $ 3,759,806
  95,400  Exxon Mobil Corp..........   8,407,601
 124,600  Marathon Oil Corp.........   6,463,001
 116,350  Nabors Industries Ltd.
          (Bermuda)*(a).............   5,727,910
                                     -----------
                                      34,559,066
                                     -----------
          Oil & Gas Services--3.8%
  82,850  Halliburton Co............   4,396,850
  54,550  National Oilwell Varco,
          Inc.*.....................   4,839,676
  39,500  Schlumberger Ltd..........   4,243,485
                                     -----------
                                      13,480,011
                                     -----------
          Pharmaceuticals--5.2%
  81,920  Abbott Laboratories.......   4,339,302
  29,500  Cephalon, Inc.*(a)........   1,967,355
  69,500  Gilead Sciences, Inc.*....   3,680,025
 121,150  Merck & Co., Inc..........   4,566,144
  80,650  Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel)..................   3,693,770
                                     -----------
                                      18,246,596
                                     -----------
          Pipelines--3.2%
 228,700  El Paso Corp.(a)..........   4,971,938
 160,450  Williams Cos., Inc. (The).   6,467,740
                                     -----------
                                      11,439,678
                                     -----------
          Real Estate Investment Trusts--1.8%
 156,770  Digital Realty Trust,
          Inc.(a)...................   6,413,461
                                     -----------
          Retail--7.9%
 151,150  Kohl's Corp.*(a)..........   6,052,045
 170,000  Lowe's Cos., Inc..........   3,527,500

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                  Value
---------                             ------------
          Common Stocks (Continued)
 138,750  PetSmart, Inc.............. $  2,768,063
 115,000  Staples, Inc.(a)...........    2,731,250
  80,350  Target Corp.(a)............    3,735,472
 119,450  Urban Outfitters, Inc.*(a).    3,725,645
  97,500  Wal-Mart Stores, Inc.......    5,479,500
                                      ------------
                                        28,019,475
                                      ------------
          Semiconductors--5.0%
 306,100  Intel Corp.................    6,575,028
  99,000  MEMC Electronic Materials,
          Inc.*......................    6,092,460
 842,500  Micron Technology,
          Inc.*(a)...................    5,055,000
                                      ------------
                                        17,722,488
                                      ------------
          Software--2.3%
 153,300  Microsoft Corp.............    4,217,283
 178,050  Oracle Corp.*..............    3,739,050
                                      ------------
                                         7,956,333
                                      ------------
          Telecommunications--5.1%
 125,600  AT&T, Inc..................    4,231,464
  77,000  Cisco Systems, Inc.*.......    1,791,020
 192,900  Corning, Inc...............    4,446,345
 195,850  Foundry Networks, Inc.*(a).    2,314,947
 146,350  Verizon Communications,
          Inc........................    5,180,790
                                      ------------
                                        17,964,566
                                      ------------
          Transportation--1.1%
  53,100  Union Pacific Corp.........    4,009,050
                                      ------------
          Total Common Stocks
          (Cost $340,449,401)........  346,928,560
                                      ------------

Number of
 Shares                                         Value
----------                                   ------------
           Money Market Fund--1.5%
 5,490,810 BNY Hamilton Money Fund
           (Institutional Shares), 2.51%(b)
           (Cost $5,490,810)................ $  5,490,810
                                             ------------
           Investment of Cash
           Collateral for Securities
           Loaned--10.7%
           Money Market Fund--10.7%
37,651,200 BNY Institutional Cash
           Reserve Fund, 2.62%(c)
           (Cost $37,651,200)(d)............   37,651,200
                                             ------------
           Total Investments Before
           Outstanding Written
           Options
           (Cost $383,591,411)(e)--
           110.6%...........................  390,070,570
                                             ------------

                              Strike
Contracts                     Price
---------                     ------
          Outstanding Written
          Options--(0.0)%(f)
   100    Devon Energy
          Corp., expiration
          July 2008
          (Premiums received
          $84,699)...........   $100     (109,000)
                                     ------------
          Total Investment Net of
          Outstanding Written
          Options
          (Cost $383,506,712)--
          110.6%....................  389,961,570
          Liabilities in excess of
          other assets--(10.6%).....  (37,466,616)
                                     ------------
          Net Assets--100.0%........ $352,494,954
                                     ------------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         June 30, 2008 (Unaudited)


*  Non-income producing security.
ADRAmerican Depositary Receipt.
(a)Security, or a portion thereof, was on loan at June 30, 2008.
(b)Represents annualized 7 day yield at June 30, 2008.
(c)Interest rate shown reflects the yield as of June 30, 2008.
(d)At June 30, 2008, the total market value of the Fund's securities on loan was $36,360,520 and the total value of the collateral held by the Fund was $37,651,200.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008.net unrealized appreciation was $6,454,858 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $44,635,098 and aggregate gross unrealized depreciation of $38,180,240.
(f)Less than one tenth of a percent.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)


Number of
 Shares                                    Value
---------                               -----------
          Common Stocks--98.0%
          Aerospace/Defense--2.1%
  17,200  Boeing Co.................... $ 1,130,384
  26,400  United Technologies
          Corp.........................   1,628,880
                                        -----------
                                          2,759,264
                                        -----------
          Agriculture--1.3%
  32,950  Philip Morris International,
          Inc..........................   1,627,401
                                        -----------
          Auto Parts & Equipment--1.3%
  59,350  Johnson Controls, Inc........   1,702,158
                                        -----------
          Beverages--1.6%
  32,200  PepsiCo, Inc.................   2,047,598
                                        -----------
          Biotechnology--1.8%
  36,150  Celgene Corp. (a)............   2,308,901
                                        -----------
          Chemicals--2.8%
  13,000  Monsanto Co..................   1,643,720
  20,900  Praxair, Inc.................   1,969,616
                                        -----------
                                          3,613,336
                                        -----------
          Commercial Services--3.1%
  68,300  Accenture Ltd. (Bermuda).....   2,781,176
  28,850  Pharmaceutical Product
          Development, Inc.............   1,237,665
                                        -----------
                                          4,018,841
                                        -----------
          Computers--8.2%
  30,750  Apple, Inc.*.................   5,148,779
  47,300  Hewlett-Packard Co...........   2,091,133
  75,500  SanDisk Corp.*(a)............   1,411,850
 103,950  Seagate Technology (Cayman
          Islands).....................   1,988,564
                                        -----------
                                         10,640,326
                                        -----------

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Cosmetics/Personal Care--2.2%
 51,750   Avon Products, Inc.......... $1,864,035
 16,650   Procter & Gamble Co.........  1,012,487
                                       ----------
                                        2,876,522
                                       ----------
          Diversified Financial Services--3.9%
 28,575   American Express Co.........  1,076,420
 27,850   Ameriprise Financial, Inc...  1,132,660
 12,110   Goldman Sachs Group, Inc.
          (The).......................  2,118,039
 29,400   Invesco Ltd.................    705,012
                                       ----------
                                        5,032,131
                                       ----------
          Electrical Components & Equipment--1.8%
 46,650   Emerson Electric Co.........  2,306,843
                                       ----------
          Electronics--1.2%
 28,500   Thermo Fisher Scientific,
          Inc.*(a)....................  1,588,305
                                       ----------
          Entertainment--0.8%
 39,900   International Game
          Technology..................    996,702
                                       ----------
          Food--3.4%
 49,140   Kroger Co. (The)............  1,418,672
 62,000   Safeway, Inc................  1,770,100
 45,950   SYSCO Corp..................  1,264,085
                                       ----------
                                        4,452,857
                                       ----------
          Healthcare--Products--3.1%
 14,000   C. R. Bard, Inc.............  1,231,300
 21,700   Johnson & Johnson...........  1,396,178
 27,500   Medtronic, Inc..............  1,423,125
                                       ----------
                                        4,050,603
                                       ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Insurance--0.9%
 18,250   Prudential Financial,
          Inc.(a).................... $1,090,255
                                      ----------
          Internet--3.1%
 56,550   Akamai Technologies,
          Inc.*(a)...................  1,967,375
  3,900   Google, Inc., Class A*.....  2,053,038
                                      ----------
                                       4,020,413
                                      ----------
          Machinery--Construction & Mining--1.3%
 23,450   Caterpillar, Inc...........  1,731,079
                                      ----------
          Media--1.5%
 60,000   Walt Disney Co. (The)......  1,872,000
                                      ----------
          Miscellaneous Manufacturing--5.4%
 17,200   Danaher Corp...............  1,329,560
 16,000   Eaton Corp.................  1,359,520
 47,600   Honeywell International,
          Inc........................  2,393,328
 38,700   Textron, Inc...............  1,854,891
                                      ----------
                                       6,937,299
                                      ----------
          Oil & Gas--5.9%
 10,920   Devon Energy Corp..........  1,312,147
 43,400   Hercules Offshore, Inc.(a).  1,650,068
 38,000   Marathon Oil Corp..........  1,971,060
 54,000   Nabors Industries Ltd.
          (Bermuda)*(a)..............  2,658,420
                                      ----------
                                       7,591,695
                                      ----------
          Oil & Gas Services--4.8%
 41,000   Halliburton Co.............  2,175,870
 27,450   National Oilwell Varco,
          Inc.*......................  2,435,363
 15,000   Schlumberger Ltd...........  1,611,450
                                      ----------
                                       6,222,683
                                      ----------

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Pharmaceuticals--6.3%
  38,850  Abbott Laboratories........ $ 2,057,884
  20,050  Cephalon, Inc.*(a).........   1,337,135
  25,200  Gilead Sciences, Inc.*.....   1,334,340
  48,000  Merck & Co., Inc...........   1,809,119
  35,100  Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel)...................   1,607,580
                                      -----------
                                        8,146,058
                                      -----------
          Pipelines--1.4%
  44,500  Williams Cos., Inc.........   1,793,795
                                      -----------
          Real Estate Investment Trusts--2.5%
  51,270  Digital Realty Trust,
          Inc.(a)....................   2,097,455
  81,150  Host Hotels & Resorts,
          Inc........................   1,107,698
                                      -----------
                                        3,205,153
                                      -----------
          Retail--8.4%
  46,300  Gamestop Corp., Class A(a).   1,870,520
  36,600  Kohl's Corp.*..............   1,465,464
  60,000  Lowe's Cos., Inc...........   1,245,000
  64,650  PetSmart, Inc.(a)..........   1,289,768
  27,900  Target Corp................   1,297,071
  43,000  Urban Outfitters, Inc.*(a).   1,341,170
  42,550  Wal-Mart Stores, Inc.......   2,391,309
                                      -----------
                                       10,900,302
                                      -----------
          Semiconductors--6.8%
 119,500  Intel Corp.................   2,566,860
  45,825  MEMC Electronic Materials,
          Inc.*......................   2,820,071
  21,100  Microchip Technology,
          Inc........................     644,394

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                        Value
---------                                   ------------
          Common Stocks (Continued)
  301,650 Micron Technology,
          Inc.*(a)......................... $  1,809,900
   53,500 Nvidia Corp.*....................    1,001,520
                                            ------------
                                               8,842,745
                                            ------------
          Software--5.0%
   51,000 Activision, Inc.*................    1,737,570
   15,200 Electronic Arts, Inc.*...........      675,336
   74,300 Microsoft Corp...................    2,043,993
   94,950 Oracle Corp.*....................    1,993,950
                                            ------------
                                               6,450,849
                                            ------------
          Telecommunications--4.9%
   52,400 Cisco Systems, Inc.*.............    1,218,824
   97,700 Corning, Inc.....................    2,251,985
  140,000 Foundry Networks,
          Inc.*(a).........................    1,654,800
   28,260 QUALCOMM, Inc....................    1,253,896
                                            ------------
                                               6,379,505
                                            ------------
          Transportation--1.2%
   21,250 Union Pacific Corp...............    1,604,375
                                            ------------
          Total Common Stocks
          (Cost $120,893,292)..............  126,809,994
                                            ------------
          Money Market Fund--1.9%
2,492,928 BNY Hamilton Money Fund
          (Institutional Shares), 2.51%(b)
          (Cost $2,492,928)................    2,492,928
                                            ------------

Number of
 Shares                                 Value
----------                           ------------
           Investment of Cash
           Collateral on Securities
           Loaned--12.6%
           Money Market Fund--12.6%
16,290,711 BNY Institutional Cash
           Reserve Fund, 2.62%(c)
           (Cost $16,290,711)(d).... $ 16,290,711
                                     ------------
           Total Investments Before
           Outstanding Written
           Options
           (Cost $139,676,931)(e)--
           112.5%...................  145,593,633
                                     ------------

                                 Strike
Contracts                        Price
---------                        ------
          Outstanding Written
          Options--(0.0)%(f)
   39     Apple, Inc.,
          expiration July
          2008..................   $170        (20,085)
   30     Devon Energy Corp.,
          expiration July
          2008..................    100        (32,700)
                                          ------------
          Total Outstanding Written
          Options
          (Premiums received
          $50,642).......................      (52,785)
                                          ------------
          Total Investments
          (Cost $139,626,289)--
          112.5%.........................  145,540,848
          Liabilities in excess of other
          assets--(12.5%)................  (16,200,372)
                                          ------------
          Net Assets--100.0%............. $129,340,476
                                          ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2008 (Unaudited)


ADRAmerican Depositary Receipt.
*  Non-incoming producing security.
(a)Security, or a portion thereof, was on loan at June 30, 2008.
(b)Represents annualized 7 day yield at June 30, 2008.
(c)Interest rate shown reflects the yield as of June 30, 2008.
(d)At June 30, 2008, the total market value of the Fund's securities on loan was $15,615,909 and the total value of the collateral held by the Fund was $16,290,711.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes At June 30, 2008, net unrealized appreciation was $5,914,559 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $15,705,657 and aggregate gross unrealized depreciation of $9,791,098.
(f)Less than one tenth of a percent.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

Number of
 Shares                                    Value
---------                               -----------
          Common Stocks--99.1%
          Advertising--1.2%
  71,810  Omnicom Group, Inc........... $ 3,222,833
                                        -----------
          Aerospace/Defense--1.6%
  26,320  Lockheed Martin Corp.........   2,596,731
  28,870  Raytheon Co..................   1,624,804
                                        -----------
                                          4,221,535
                                        -----------
          Agriculture--2.1%
 111,270  Philip Morris International,
          Inc..........................   5,495,625
                                        -----------
          Auto Parts & Equipment--0.5%
  39,960  Johnson Controls, Inc........   1,146,053
                                        -----------
          Banks--5.9%
  96,770  Bank of America Corp.........   2,309,900
  28,440  Northern Trust Corp..........   1,950,131
  48,980  PNC Financial Services
          Group, Inc...................   2,796,758
  16,780  State Street Corp............   1,073,752
  92,670  U.S. Bancorp.................   2,584,566
  85,730  Wachovia Corp.(a)............   1,331,387
 149,610  Wells Fargo & Co.............   3,553,238
                                        -----------
                                         15,599,732
                                        -----------
          Beverages--1.7%
  25,260  Coca-Cola Co. (The)..........   1,313,015
  56,086  Dr. Pepper Snapple Group,
          Inc.*(a).....................   1,176,684
  36,600  Molson Coors Brewing Co.,
          Class B(a)...................   1,988,478
                                        -----------
                                          4,478,177
                                        -----------
          Biotechnology--0.8%
  42,040  Amgen, Inc.*.................   1,982,606
                                        -----------

Number of
 Shares                                     Value
---------                                 ----------
          Common Stocks (Continued)
          Chemicals--1.7%
  15,560  Air Products & Chemicals,
          Inc............................ $1,538,262
  34,420  Celanese Corp.(a)..............  1,571,617
  37,430  Dow Chemical Co. (The).........  1,306,681
                                          ----------
                                           4,416,560
                                          ----------
          Commercial Services--1.8%
  51,260  Accenture Ltd. (Bermuda).......  2,087,307
  32,560  Automatic Data Processing,
          Inc.(a)........................  1,364,264
  37,100  Moody's Corp.(a)...............  1,277,724
                                          ----------
                                           4,729,295
                                          ----------
          Computers--1.4%
  31,400  Hewlett-Packard Co.............  1,388,194
  11,950  International Business
          Machines Corp..................  1,416,434
  38,730  NCR Corp.*.....................    975,996
                                          ----------
                                           3,780,624
                                          ----------
          Cosmetics/Personal Care--2.5%
  32,540  Estee Lauder Cos., Inc. (The),
          Class A(a).....................  1,511,483
  83,160  Procter & Gamble Co............  5,056,960
                                          ----------
                                           6,568,443
                                          ----------
          Diversified Financial Services--10.6%
  26,400  Ameriprise Financial, Inc......  1,073,688
  16,140  Capital One Financial
          Corp.(a).......................    613,481
 232,080  Citigroup, Inc.................  3,889,661
 104,170  Federal National Mortgage
          Association....................  2,032,357

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
  11,780  Franklin Resources, Inc..... $ 1,079,637
  36,990  Freddie Mac(a)..............     606,636
  27,460  Goldman Sachs Group, Inc.
          (The).......................   4,802,753
 104,170  Invesco Ltd.................   2,497,997
 246,560  JPMorgan Chase & Co.........   8,459,473
  38,880  Morgan Stanley..............   1,402,402
  28,530  T. Rowe Price Group, Inc....   1,611,089
                                       -----------
                                        28,069,174
                                       -----------
          Electric--6.5%
  28,980  Constellation Energy Group,
          Inc.........................   2,379,258
  37,610  Entergy Corp.(a)............   4,531,253
  51,470  Exelon Corp.................   4,630,241
  20,800  FPL Group, Inc..............   1,364,064
  33,680  NRG Energy, Inc.*...........   1,444,872
  78,570  Southern Co. (a)............   2,743,664
                                       -----------
                                        17,093,352
                                       -----------
          Electronics--1.2%
  29,580  Thermo Fisher Scientific,
          Inc.*(a)....................   1,648,493
  44,380  Tyco Electronics Ltd .
          (Bermuda)...................   1,589,692
                                       -----------
                                         3,238,185
                                       -----------
          Environmental Control--0.8%
  58,000  Waste Management, Inc.(a)...   2,187,180
                                       -----------
          Food--2.3%
  42,322  Cadbury PLC (Britain) ADR...   2,129,643
 138,450  Kraft Foods, Inc............   3,938,903
                                       -----------
                                         6,068,546
                                       -----------

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Healthcare--Products--1.2%
  23,490  Baxter International, Inc... $ 1,501,951
  35,860  Covidien Ltd................   1,717,335
                                       -----------
                                         3,219,286
                                       -----------
          Healthcare--Services--0.5%
  17,260  Laboratory Corp. of America
          Holdings*(a)................   1,201,814
                                       -----------
          Home Builders--0.3%
  39,510  Toll Brothers, lnc.*(a).....     740,022
                                       -----------
          Insurance--5.4%
  73,520  American International
          Group, Inc..................   1,945,339
  30,870  AON Corp....................   1,418,168
  45,760  Chubb Corp..................   2,242,698
  55,640  Genworth Financial, Inc.....     990,948
  42,970  Lincoln National Corp.......   1,947,400
  55,370  MetLife, Inc................   2,921,875
  31,550  Principal Financial Group,
          Inc.........................   1,324,154
  22,830  Prudential Financial, Inc...   1,363,864
                                       -----------
                                        14,154,446
                                       -----------
          Iron/Steel--1.2%
  27,450  Cleveland-Cliffs, Inc.......   3,271,766
                                       -----------
          Leisure Time--0.4%
  42,620  Royal Caribbean Cruises
          Ltd.(a).....................     957,671
                                       -----------
          Media--2.6%
 219,890  News Corp., Class A.........   3,307,145
 131,730  Time Warner, Inc............   1,949,604
  55,890  Viacom, Inc.*...............   1,706,881
                                       -----------
                                         6,963,630
                                       -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Mining--1.0%
  23,480  Freeport-McMoRan Copper
          & Gold, Inc., Class B.... $ 2,751,621
                                    -----------
          Miscellaneous Manufacturing--6.5%
  29,380  Dover Corp...............   1,421,111
  32,550  Eaton Corp...............   2,765,774
 402,100  General Electric Co......  10,732,048
  28,640  Honeywell International,
          Inc......................   1,440,019
  22,040  Tyco International Ltd.
          (Bermuda)................     882,482
                                    -----------
                                     17,241,434
                                    -----------
          Oil & Gas--19.5%
  18,630  Anadarko Petroleum
          Corp.....................   1,394,269
  69,340  Chesapeake Energy Corp...   4,573,666
 108,730  Chevron Corp.............  10,778,406
  53,870  Devon Energy Corp........   6,473,019
  10,710  EOG Resources, Inc.......   1,405,152
 110,220  Exxon Mobil Corp.........   9,713,689
  11,320  Hess Corp................   1,428,471
  52,170  Marathon Oil Corp........   2,706,058
  31,390  Occidental Petroleum
          Corp.....................   2,820,705
  72,030  Questar Corp.(a).........   5,117,011
  74,280  XTO Energy, Inc..........   5,088,923
                                    -----------
                                     51,499,369
                                    -----------
          Oil & Gas Services--1.0%
  24,630  Schlumberger Ltd.........   2,646,001
                                    -----------
          Pharmaceuticals--5.5%
  90,840  Abbott Laboratories......   4,811,795
  62,340  Merck & Co., Inc.........   2,349,595

Number of
 Shares                                        Value
---------                                   ------------
          Common Stocks (Continued)
   69,510 Schering-Plough Corp............. $  1,368,652
  125,760 Wyeth............................    6,031,449
                                            ------------
                                              14,561,491
                                            ------------
          Retail--4.9%
   77,710 CVS Caremark Corp................    3,074,984
   80,360 Gap, Inc. (The)..................    1,339,601
   57,110 Lowe's Cos., Inc.................    1,185,033
   25,070 McDonald's Corp..................    1,409,435
   67,000 TJX Cos., Inc....................    2,108,490
   38,150 Walgreen Co......................    1,240,257
   46,580 Wal-Mart Stores, Inc.............    2,617,796
                                            ------------
                                              12,975,596
                                            ------------
          Semiconductors--0.8%
  100,340 Intel Corp.(a)...................    2,155,303
                                            ------------
          Software--0.5%
   48,710 Microsoft Corp...................    1,340,012
                                            ------------
          Telecommunications--4.4%
  229,830 AT&T, Inc........................    7,742,973
  134,390 Sprint Nextel Corp.*(a)..........    1,276,705
   75,280 Verizon Communications,
          Inc..............................    2,664,912
                                            ------------
                                              11,684,590
                                            ------------
          Transportation--0.8%
   29,120 Union Pacific Corp...............    2,198,560
                                            ------------
          Total Common Stocks
          (Cost $273,781,434)..............  261,860,532
                                            ------------
          Money Market Fund--2.4%
6,367,547 BNY Hamilton Money Fund
          (Institutional Shares), 2.51%(b)
          (Cost $6,367,547)................    6,367,547
                                            ------------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                        Value
----------                                 ------------
           Investment of Cash
           Collateral For Securities
           Loaned--4.5%
           Money Market Fund--4.5%
11,834,149 BNY Institutional Cash
           Reserve Fund, 2.51%(c)
           (Cost $11,834,149)(d).......... $ 11,834,149
                                           ------------
           Total Investments
           (Cost $291,983,130)(e)--
           106.0%.........................  280,062,228
           Liabilities in excess of other
           assets--(6.0%).................  (15,741,597)
                                           ------------
           Net Assets--100.0%............. $264,320,631
                                           ------------

*  Non-income producing security.
ADRAmerican Depositary Receipt.
(a)Security, or a portion thereof, was on loan at June 30, 2008.
(b)Represents annualized 7 day yield at June 30, 2008.
(c)Interest rate shown reflects the yield as of June 30, 2008.
(d)At June 30, 2008, the total market value of the Fund's securities on loan was $11,409,734 and the total value of the collateral held by the Fund was $11,834,149.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008, net unrealized depreciation was $11,920,902 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $15,930,837 and aggregate gross unrealized depreciation of $27,851,739.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks--99.2%
          Aerospace/Defense--2.3%
 11,600   Lockheed Martin Corp....... $1,144,456
                                      ----------
          Banks--2.7%
 11,000   M&T Bank Corp.(a)..........    775,940
 48,000   TCF Financial Corp.(a).....    577,440
                                      ----------
                                       1,353,380
                                      ----------
          Beverages--4.3%
 20,000   Coca-Cola Co. (The)........  1,039,600
 17,000   PepsiCo, Inc...............  1,081,030
                                      ----------
                                       2,120,630
                                      ----------
          Building Materials--2.1%
 35,000   Universal Forest Products,
          Inc.(a)....................  1,048,600
                                      ----------
          Chemicals--1.6%
 39,800   RPM International, Inc.(a).    819,880
                                      ----------
          Commercial Services--2.4%
 22,000   DeVry, Inc.(a).............  1,179,640
                                      ----------
          Computers--1.8%
 61,000   EMC Corp.*.................    896,090
                                      ----------
          Diversified Financial Services--3.2%
 16,000   Capital One Financial
          Corp.(a)...................    608,160
  5,500   Goldman Sachs Group, Inc.
          (The)......................    961,950
                                      ----------
                                       1,570,110
                                      ----------
          Electric--6.0%
 75,000   AES Corp. (The)*(a)........  1,440,750
 32,000   Dominion Resources, Inc....  1,519,680
                                      ----------
                                       2,960,430
                                      ----------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Electronics--4.1%
 67,000   Gentex Corp................ $  967,480
 30,000   II-VI, Inc.*(a)............  1,047,600
                                      ----------
                                       2,015,080
                                      ----------
          Food--2.6%
 21,000   General Mills, Inc.........  1,276,170
                                      ----------
          Hand/Machine Tools--2.1%
 13,000   Lincoln Electric Holdings,
          Inc........................  1,023,100
                                      ----------
          Healthcare--Products--4.6%
 18,000   Johnson & Johnson..........  1,158,120
 18,000   Stryker Corp...............  1,131,840
                                      ----------
                                       2,289,960
                                      ----------
          Healthcare--Services--1.9%
 23,000   Aetna, Inc.................    932,190
                                      ----------
          Home Builders--1.4%
 32,700   Thor Industries, Inc.(a)...    695,202
                                      ----------
          Housewares--1.7%
 50,000   Newell Rubbermaid, Inc.....    839,500
                                      ----------
          Insurance--1.0%
 19,300   American International
          Group, Inc.................    510,678
                                      ----------
          Internet--5.2%
 35,200   Akamai Technologies,
          Inc.*(a)...................  1,224,608
  2,540   Google, Inc., Class A*.....  1,337,107
                                      ----------
                                       2,561,715
                                      ----------
          Machinery--Construction & Mining--2.4%
 16,000   Caterpillar, Inc...........  1,181,120
                                      ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Machinery--Diversified--2.0%
 30,700   Zebra Technologies Corp.,
          Class A*(a)............... $1,002,048
                                     ----------
          Media--1.9%
 49,200   Comcast Corp., Class A....    933,324
                                     ----------
          Miscellaneous Manufacturing--5.9%
 21,900   Ceradyne, Inc.*(a)........    751,170
 44,000   General Electric Co.......  1,174,360
 20,000   Honeywell International,
          Inc.......................  1,005,600
                                     ----------
                                      2,931,130
                                     ----------
          Oil & Gas--8.0%
 13,000   Exxon Mobil Corp..........  1,145,690
 13,000   Noble Energy, Inc.........  1,307,280
 21,000   Questar Corp.(a)..........  1,491,839
                                     ----------
                                      3,944,809
                                     ----------
          Oil & Gas Services--4.5%
  8,900   Schlumberger Ltd.(a)......    956,127
 25,800   Weatherford International
          Ltd.*.....................  1,279,422
                                     ----------
                                      2,235,549
                                     ----------
          Pharmaceuticals--7.5%
 47,000   Bristol-Myers Squibb Co...    964,910
 25,000   Merck & Co., Inc..........    942,250
 46,000   Pfizer, Inc...............    803,620
 21,800   Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel)..................    998,440
                                     ----------
                                      3,709,220
                                     ----------

Number of
 Shares                                        Value
---------                                   -----------
          Common Stocks (Continued)
          Real Estate Investment Trusts--1.1%
  48,000  CapitalSource, Inc.(a)........... $   531,840
                                            -----------
          Retail--2.0%
  30,000  Walgreen Co......................     975,300
                                            -----------
          Semiconductors--6.6%
  30,000  Analog Devices, Inc.(a)..........     953,100
  65,000  Applied Materials, Inc...........   1,240,850
  38,600  Texas Instruments, Inc...........   1,086,976
                                            -----------
                                              3,280,926
                                            -----------
          Software--4.2%
  42,000  Microsoft Corp...................   1,155,420
  29,300  Paychex, Inc.....................     916,504
                                            -----------
                                              2,071,924
                                            -----------
          Telecommunications--2.1%
  31,382  AT&T, Inc........................   1,057,260
                                            -----------
          Total Common Stocks
          (Cost $45,077,287)...............  49,091,261
                                            -----------
          Money Market Fund--1.0%
 477,792  BNY Hamilton Money Fund
          (Institutional Shares), 2.51%(b)
          (Cost $477,792)..................     477,792
                                            -----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                  Value
----------                           ------------
           Investment of Cash
           Collateral for Securities
           Loaned--20.6%
           Money Market Fund--20.6%
10,178,568 BNY Institutional Cash
           Reserve Fund, 2.62%(c)
           (Cost $10,178,568)(d).... $ 10,178,568
                                     ------------
           Total Investments
           (Cost $55,733,647)(e)--
           120.8%...................   59,747,621
           Liabilities in excess of
           other assets--(20.8%)....  (10,274,348)
                                     ------------
           Net Assets--100.0%....... $ 49,473,273
                                     ------------

*  Non-income producing security.
ADRAmerican Depositary Receipt.
(a)Security, or a portion thereof, was on loan at June 30, 2008.
(b)Represents annualized 7 day yield at June 30, 2008.
(c)Interest rate shown reflects the yield as of June 30, 2008.
(d)At June 30, 2008, the total market value of the Fund's securities on loan was $9,576,242 and the total value of the collateral held by the Fund was $10,178,568.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008 net unrealized appreciation was $4,013,974 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $10,498,065 and aggregate gross unrealized depreciation of $6,484,091.


See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)


Number of
 Shares                                   Value
---------                               ----------
          Common Stocks--99.0%
          Advertising--0.2%
  4,703   Interpublic Group of Cos.,
          Inc. (The)*(a)............... $   40,446
  3,190   Omnicom Group, Inc...........    143,167
                                        ----------
                                           183,613
                                        ----------
          Aerospace/Defense--2.2%
  7,496   Boeing Co. (The).............    492,637
  3,973   General Dynamics Corp........    334,527
  1,245   Goodrich Corp................     59,088
  1,228   L-3 Communications
          Holdings, Inc................    111,588
  3,367   Lockheed Martin Corp.........    332,188
  3,408   Northrop Grumman Corp........    227,995
  4,213   Raytheon Co..................    237,108
  1,606   Rockwell Collins, Inc........     77,024
  9,697   United Technologies
          Corp.........................    598,305
                                        ----------
                                         2,470,460
                                        ----------
          Agriculture--1.8%
 20,864   Altria Group, Inc............    428,964
  6,414   Archer-Daniels-Midland
          Co.(a).......................    216,473
  2,057   Lorillard, Inc.*.............    142,262
 21,024   Philip Morris International,
          Inc..........................  1,038,374
  1,707   Reynolds American, Inc.(a)...     79,666
  1,472   UST, Inc.(a).................     80,386
                                        ----------
                                         1,986,125
                                        ----------
          Airlines--0.1%
  7,290   Southwest Airlines Co........     95,062
                                        ----------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Apparel--0.4%
  3,401   Coach, Inc.*............... $   98,221
    856   Jones Apparel Group,
          Inc.(a)....................     11,770
    944   Liz Claiborne, Inc.(a).....     13,358
  3,785   NIKE, Inc., Class B........    225,624
    576   Polo Ralph Lauren Corp.,
          Class A(a).................     36,161
    873   V.F. Corp..................     62,140
                                      ----------
                                         447,274
                                      ----------
          Auto Manufacturers--0.3%
 22,209   Ford Motor Co.*(a).........    106,825
  5,637   General Motors Corp.(a)....     64,826
  3,639   PACCAR, Inc................    152,219
                                      ----------
                                         323,870
                                      ----------
          Auto Parts & Equipment--0.2%
  2,390   Goodyear Tire & Rubber Co.
          (The)*(a)..................     42,614
  5,913   Johnson Controls, Inc......    169,585
                                      ----------
                                         212,199
                                      ----------
          Banks--3.9%
 44,378   Bank of America Corp.......  1,059,302
 11,397   Bank of New York Mellon
          Corp. (The)................    431,149
  5,450   BB&T Corp..................    124,097
  1,493   Comerica, Inc..............     38,266
  5,726   Fifth Third Bancorp........     58,291
  1,853   First Horizon National
          Corp.(a)...................     13,768
  3,644   Huntington Bancshares,
          Inc.(a)....................     21,026
  4,837   KeyCorp(a).................     53,110

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
    768   M&T Bank Corp.(a)........... $   54,175
  2,574   Marshall & Ilsley Corp.(a)..     39,459
  7,578   National City Corp.(a)......     36,147
  1,910   Northern Trust Corp.........    130,969
  3,446   PNC Financial Services
          Group, Inc..................    196,767
  6,921   Regions Financial Corp.(a)..     75,508
  4,251   State Street Corp...........    272,021
  3,511   SunTrust Banks, Inc.(a).....    127,168
 17,347   U.S. Bancorp................    483,808
 21,307   Wachovia Corp.(a)...........    330,898
 32,920   Wells Fargo & Co.(a)........    781,849
  1,071   Zions Bancorp.(a)...........     33,726
                                       ----------
                                        4,361,504
                                       ----------
          Beverages--2.4%
  7,106   Anheuser-Busch Cos., Inc....    441,425
    839   Brown-Forman Corp.,
          Class B(a)..................     63,403
 19,913   Coca-Cola Co. (The).........  1,035,078
  2,861   Coca-Cola Enterprises, Inc..     49,495
  1,946   Constellation Brands, Inc.,
          Class A*(a).................     38,648
  1,394   Molson Coors Brewing Co.,
          Class B(a)..................     75,736
 15,809   PepsiCo, Inc................  1,005,294
  1,350   Pepsi Bottling Group, Inc...     37,692
                                       ----------
                                        2,746,771
                                       ----------
          Biotechnology--1.1%
 10,853   Amgen, Inc.*................    511,828
  2,918   Biogen Idec, Inc.*..........    163,087
  4,349   Celgene Corp.*..............    277,771

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  2,668   Genzyme Corp.*............. $  192,149
    548   Millipore Corp.*...........     37,187
                                      ----------
                                       1,182,022
                                      ----------
          Building Materials--0.1%
  3,599   Masco Corp.................     56,612
                                      ----------
          Chemicals--2.1%
  2,099   Air Products & Chemicals
          Inc........................    207,507
    562   Ashland, Inc...............     27,088
  9,275   Dow Chemical Co. (The).....    323,790
  8,974   duPont (E.I.) de Nemours &
          Co.........................    384,896
    764   Eastman Chemical Co........     52,609
  1,751   Ecolab, Inc................     75,275
  1,124   Hercules, Inc..............     19,029
    801   International Flavors &
          Fragrances, Inc.(a)........     31,287
  5,473   Monsanto Co................    692,007
  1,640   PPG Industries, Inc........     94,087
  3,122   Praxair, Inc...............    294,217
  1,253   Rohm and Haas Co...........     58,189
    989   Sherwin-Williams Co.
          (The)(a)...................     45,425
  1,288   Sigma-Aldrich Corp.(a).....     69,372
                                      ----------
                                       2,374,778
                                      ----------
          Coal--0.5%
  1,826   CONSOL Energy, Inc.........    205,188
    800   Massey Energy Co.(a).......     75,000
  2,712   Peabody Energy Corp.(a)....    238,791
                                      ----------
                                         518,979
                                      ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                    Value
---------                                ----------
          Common Stocks (Continued)
          Commercial Services--0.9%
  1,372   Apollo Group, Inc.,
          Class A*...................... $   60,725
  5,167   Automatic Data Processing,
          Inc...........................    216,497
  1,226   Convergys Corp.*..............     18,218
  1,285   Equifax, Inc..................     43,202
  3,237   H&R Block, Inc................     69,272
  2,760   McKesson Corp.................    154,312
  1,234   Monster Worldwide,
          Inc.*(a)......................     25,433
  2,026   Moody's Corp.(a)..............     69,775
  2,118   R. R. Donnelley & Sons
          Co............................     62,883
  1,575   Robert Half International,
          Inc...........................     37,753
  1,973   Total System Services, Inc....     43,840
  7,369   Western Union Co. (The).......    182,162
                                         ----------
                                            984,072
                                         ----------
          Computers--4.9%
    960   Affiliated Computer Services,
          Inc.*.........................     51,350
  8,786   Apple, Inc.*..................  1,471,128
  2,879   Cognizant Technology
          Solutions Corp., Class A*.....     93,596
  1,503   Computer Sciences Corp.*......     70,401
 20,139   Dell, Inc.*...................    440,641
  5,003   Electronic Data Systems
          Corp..........................    123,274
 20,597   EMC Corp.*....................    302,570
 24,576   Hewlett-Packard Co............  1,086,505
 13,685   International Business
          Machines Corp.................  1,622,084

Number of
 Shares                                     Value
---------                                 ----------
          Common Stocks (Continued)
    950   Lexmark International,
          Inc.*(a)....................... $   31,759
  3,418   NetApp, Inc.*..................     74,034
  2,239   SanDisk Corp.*(a)..............     41,869
  7,788   Sun Microsystems Inc.*(a)......     84,733
  1,782   Teradata Corp.*................     41,235
  3,546   Unisys Corp.*..................     14,007
                                          ----------
                                           5,549,186
                                          ----------
          Cosmetics/Personal Care--2.1%
  4,252   Avon Products, Inc.............    153,157
  5,063   Colgate-Palmolive Co...........    349,853
  1,141   Estee Lauder Cos., Inc. (The),
          Class A(a).....................     52,999
 30,428   Procter & Gamble Co............  1,850,327
                                          ----------
                                           2,406,336
                                          ----------
          Distribution/Wholesale--0.1%
  1,630   Genuine Parts Co...............     64,679
    648   W.W. Grainger, Inc.(a).........     53,006
                                          ----------
                                             117,685
                                          ----------
          Diversified Financial Services--5.2%
 11,544   American Express Co............    434,862
  2,218   Ameriprise Financial, Inc......     90,206
  3,741   Capital One Financial
          Corp.(a).......................    142,195
  9,247   Charles Schwab Corp.
          (The)..........................    189,933
  2,812   CIT Group, Inc.................     19,150
 54,251   Citigroup, Inc.................    909,247
    544   CME Group, Inc.(a).............    208,455
  5,814   Countrywide Financial
          Corp.(a).......................     24,710
  4,772   Discover Financial Services....     62,847

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
  4,712   E*TRADE Financial
          Corp.*(a).................... $   14,796
 10,599   Federal National Mortgage
          Association..................    206,786
    865   Federated Investors, Inc.,
          Class B......................     29,773
  1,555   Franklin Resources, Inc......    142,516
  6,439   Freddie Mac(a)...............    105,600
  3,929   Goldman Sachs Group,
          Inc.(a)......................    687,182
    708   IntercontinentalExchange
          Inc.*........................     80,712
  1,454   Janus Capital Group, Inc.....     38,487
 34,418   JPMorgan Chase & Co..........  1,180,883
  1,407   Legg Mason, Inc..............     61,303
  6,935   Lehman Brothers Holdings,
          Inc.(a)......................    137,382
  9,823   Merrill Lynch & Co.,
          Inc.(a)......................    311,487
 11,031   Morgan Stanley...............    397,888
  2,642   NYSE Euronext*(a)............    133,844
  4,647   SLM Corp.*...................     89,919
  2,585   T. Rowe Price Group, Inc.....    145,975
                                        ----------
                                         5,846,138
                                        ----------
          Electric--3.7%
  6,689   AES Corp. (The)*.............    128,496
  1,679   Allegheny Energy, Inc.*......     84,135
  2,087   Ameren Corp..................     88,134
  4,004   American Electric Power Co.,
          Inc..........................    161,081
  3,267   CenterPoint Energy, Inc.(a)..     52,435
  2,240   CMS Energy Corp..............     33,376
  2,718   Consolidated Edison, Inc.....    106,247

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  1,781   Constellation Energy Group,
          Inc......................... $  146,220
  5,765   Dominion Resources, Inc.....    273,779
  1,629   DTE Energy Co.(a)...........     69,135
 12,601   Duke Energy Corp............    219,005
  4,949   Dynegy, Inc., Class A*......     42,314
  3,252   Edison International........    167,088
  1,913   Entergy Corp................    230,478
  6,545   Exelon Corp.................    588,787
  3,038   FirstEnergy Corp............    250,119
  4,074   FPL Group, Inc..............    267,173
    765   Inetgrys Energy Group, Inc..     38,885
  2,006   Pepco Holdings, Inc.........     51,454
  3,560   PG&E Corp...................    141,296
  1,005   Pinnacle West Capital
          Corp.(a)....................     30,924
  3,715   PPL Corp....................    194,183
  2,608   Progress Energy, Inc........    109,093
  5,064   Public Service Enterprise
          Group, Inc..................    232,590
  7,649   Southern Co. (The)..........    267,103
  2,098   TECO Energy, Inc.(a)........     45,086
  4,285   Xcel Energy, Inc............     86,000
                                       ----------
                                        4,104,616
                                       ----------
          Electrical Component & Equipment--0.4%
  7,784   Emerson Electric Co.........    384,919
  1,384   Molex, Inc..................     33,783
                                       ----------
                                          418,702
                                       ----------
          Electronics--0.6%
  3,592   Agilent Technologies, Inc.*.    127,660
  1,680   Applera Corp. - Applied
          Biosystems Group............     56,246

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
  2,080   Jabil Circuit, Inc........ $ 34,133
  1,175   PerkinElmer, Inc..........   32,724
  4,170   Thermo Fisher Scientific,
          Inc.*(a)..................  232,394
  4,765   Tyco Electronics Ltd.
          (Bermuda).................  170,682
    995   Waters Corp.*.............   64,178
                                     --------
                                      718,017
                                     --------
          Engineering & Construction--0.2%
    892   Fluor Corp................  165,983
  1,218   Jacobs Engineering Group,
          Inc.*.....................   98,293
                                     --------
                                      264,276
                                     --------
          Entertainment--0.1%
  3,083   International Game
          Technology................   77,013
                                     --------
          Environmental Control--0.2%
  3,355   Allied Waste Industries,
          Inc.*.....................   42,340
  4,894   Waste Management,
          Inc.(a)...................  184,553
                                     --------
                                      226,893
                                     --------
          Food--1.8%
  2,141   Campbell Soup Co..........   71,638
  4,856   ConAgra Foods, Inc........   93,624
  1,511   Dean Foods Co.*...........   29,646
  3,336   General Mills, Inc........  202,729
  1,669   Hershey Co. (The)(a)......   54,710
  3,146   H.J. Heinz Co.............  150,536
  2,533   Kellogg Co................  121,635
 15,107   Kraft Foods, Inc..........  429,793

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  6,593   Kroger Co. (The)........... $  190,340
  1,278   McCormick & Co., Inc.......     45,573
  4,365   Safeway, Inc...............    124,621
  7,036   Sara Lee Corp..............     86,191
  2,114   SUPERVALU, INC.............     65,301
  5,986   SYSCO Corp.................    164,675
  2,724   Tyson Foods, Inc., Class A.     40,697
  1,393   Whole Foods Market, Inc....     33,000
  2,139   Wm. Wrigley Jr. Co.........    166,371
                                      ----------
                                       2,071,080
                                      ----------
          Forest Products & Paper--0.3%
  4,261   International Paper Co.....     99,281
  1,725   MeadWestvaco Corp..........     41,124
  1,708   Plum Creek Timber Co.,
          Inc.(a)....................     72,949
  2,110   Weyerhaeuser Co.(a)........    107,905
                                      ----------
                                         321,259
                                      ----------
          Gas--0.2%
    454   NICOR, Inc.................     19,336
  2,728   NiSource, Inc..............     48,886
  2,495   Sempra Energy..............    140,842
                                      ----------
                                         209,064
                                      ----------
          Hand/Machine Tools--0.1%
    606   Black & Decker Corp.(a)....     34,851
    579   Snap-on, Inc...............     30,114
    784   Stanley Works (The)........     35,147
                                      ----------
                                         100,112
                                      ----------
          Healthcare--Products--3.7%
  6,258   Baxter International, Inc..    400,137
  2,434   Becton, Dickinson & Co.....    197,884
 13,419   Boston Scientific Corp.*...    164,920

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
    989   C. R. Bard, Inc.............. $   86,983
  4,978   Covidien Ltd.................    238,396
    386   Intuitive Surgical, Inc.*(a).    103,988
 28,087   Johnson & Johnson............  1,807,117
 11,195   Medtronic, Inc...............    579,341
  1,282   Patterson Cos., Inc.*(a).....     37,678
  3,373   St. Jude Medical, Inc.*......    137,888
  2,378   Stryker Corp.................    149,529
  1,256   Varian Medical Systems,
          Inc.*(a).....................     65,124
  2,306   Zimmer Holdings, Inc.*.......    156,923
                                        ----------
                                         4,125,908
                                        ----------
          Healthcare--Services--0.9%
  4,836   Aetna, Inc...................    196,003
  1,504   Coventry Health Care,
          Inc.*........................     45,752
  1,688   Humana, Inc.*................     67,132
  1,110   Laboratory Corp. of America
          Holdings*(a).................     77,289
  1,570   Quest Diagnostics, Inc.......     76,098
  4,775   Tenet Healthcare
          Corp.*(a)....................     26,549
 12,247   UnitedHealth Group, Inc......    321,483
  5,248   WellPoint, Inc.*.............    250,120
                                        ----------
                                         1,060,426
                                        ----------
          Holding Companies--Diversified--0.1%
  1,758   Leucadia National Corp.(a)...     82,521
                                        ----------
          Home Builders--0.1%
  1,222   Centex Corp.(a)..............     16,338
  2,736   D.R. Horton, Inc.(a).........     29,686
    761   KB Home......................     12,884

Number of
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
  1,389   Lennar Corp.(a)............. $ 17,140
  2,126   Pulte Homes, Inc............   20,473
                                       --------
                                         96,521
                                       --------
          Home Furnishings--0.1%
    577   Harman International
          Industries, Inc.(a).........   23,882
    753   Whirlpool Corp.(a)..........   46,483
                                       --------
                                         70,365
                                       --------
          Household Products/Wares--0.4%
  1,065   Avery Dennison Corp.........   46,785
  1,377   Clorox Co...................   71,879
  1,533   Fortune Brands, Inc.........   95,675
  4,172   Kimberly-Clark Corp.........  249,403
                                       --------
                                        463,742
                                       --------
          Housewares--0.0%(b)
  2,753   Newell Rubbermaid, Inc......   46,223
                                       --------
          Insurance--3.6%
  3,323   ACE Ltd. (Bermuda)..........  183,064
  4,744   AFLAC, Inc.(a)..............  297,923
  5,492   Allstate Corp. (The)........  250,380
 26,804   American International
          Group, Inc..................  709,235
  2,980   Aon Corp....................  136,901
    952   Assurant Inc................   62,794
  3,644   Chubb Corp..................  178,592
  2,797   CIGNA Corp..................   98,986
  1,621   Cincinnati Financial Corp...   41,173
  4,310   Genworth Financial, Inc.....   76,761
  3,140   Hartford Financial Services
          Group, Inc..................  202,750
  2,583   Lincoln National Corp.......  117,062

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  3,149   Loews Corp.................. $  147,688
  5,099   Marsh & McLennan Cos.,
          Inc.........................    135,378
  2,111   MBIA, Inc.(a)...............      9,267
  7,082   MetLife, Inc................    373,717
  1,242   MGIC Investment Corp.(a)....      7,589
  2,581   Principal Financial Group,
          Inc.........................    108,325
  6,752   Progressive Corp. (The).....    126,397
  4,348   Prudential Financial, Inc...    259,750
    893   SAFECO Corp.................     59,974
    895   Torchmark Corp..............     52,492
  6,023   Travelers Cos., Inc. (The)..    261,398
  3,452   Unum Group..................     70,593
  1,785   XL Capital Ltd., Class A
          (Bermuda)...................     36,700
                                       ----------
                                        4,004,889
                                       ----------
          Internet--2.1%
  1,678   Akamai Technologies,
          Inc.*(a)....................     58,378
  3,084   Amazon.Com, Inc.*...........    226,150
 11,009   eBay, Inc.*.................    300,876
  2,074   Expedia, Inc.*..............     38,120
  2,317   Google, Inc., Class A*......  1,219,715
  1,803   IAC/InterActiveCorp.*.......     34,762
  8,367   Symantec Corp.*.............    161,901
  1,938   VeriSign, Inc.*(a)..........     73,256
 13,710   Yahoo!, Inc.*(a)............    283,249
                                       ----------
                                        2,396,407
                                       ----------
          Investment Companies--0.0%(b)
  2,016   American Capital Strategies
          Ltd.(a).....................     47,920
                                       ----------

Number of
 Shares                                   Value
---------                                --------
          Common Stocks (Continued)
          Iron/Steel--0.5%
  1,100   AK Steel Holding Corp......... $ 75,900
  1,005   Allegheny Technologies,
          Inc.(a).......................   59,576
  3,125   Nucor Corp....................  233,344
  1,172   United States Steel Corp......  216,562
                                         --------
                                          585,382
                                         --------
          Leisure Time--0.2%
  4,349   Carnival Corp.(a).............  143,343
  2,353   Harley-Davidson, Inc..........   85,320
                                         --------
                                          228,663
                                         --------
          Lodging--0.2%
  2,994   Marriott International, Inc.,
          Class A.......................   78,563
  1,859   Starwood Hotels & Resorts
          Worldwide, Inc.(a)............   74,490
  1,756   Wyndham Worldwide
          Corp.*(a).....................   31,450
                                         --------
                                          184,503
                                         --------
          Machinery--Construction & Mining--0.4%
  6,134   Caterpillar, Inc..............  452,812
  1,001   Terex Corp.*..................   51,421
                                         --------
                                          504,233
                                         --------
          Machinery--Diversified--0.5%
  2,025   Cummins, Inc..................  132,678
  4,299   Deere & Co....................  310,087
  1,297   Manitowoc Co., Inc. (The).....   42,191
  1,461   Rockwell Automation, Inc......   63,890
                                         --------
                                          548,846
                                         --------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Media--2.6%
  6,783   CBS Corp., Class B......... $  132,201
  4,959   Clear Channel
          Communications, Inc........    174,557
 29,511   Comcast Corp., Class A.....    559,824
  7,079   DIRECTV Group, Inc.
          (The)*.....................    183,417
  2,276   Gannett Co., Inc.(a).......     49,321
  3,202   McGraw-Hill Cos., Inc.
          (The)......................    128,464
    370   Meredith Corp.(a)..........     10,467
  1,425   New York Times Co. (The),
          Class A(a).................     21,931
 22,945   News Corp. Ltd. (The),
          Class A....................    345,093
 35,656   Time Warner, Inc...........    527,709
  6,307   Viacom, Inc., Class B*.....    192,616
 18,987   Walt Disney Co. (The)......    592,393
     58   Washington Post Co. (The),
          Class B(a).................     34,040
                                      ----------
                                       2,952,033
                                      ----------
          Metal Fabricate/Hardware--0.1%
  1,393   Precision Castparts Corp...    134,243
                                      ----------
          Mining--0.9%
  8,118   Alcoa, Inc.................    289,163
  3,824   Freeport-McMoRan Copper
          & Gold, Inc., Class B......    448,136
  4,526   Newmont Mining Corp........    236,076
    968   Titanium Metals Corp.(a)...     13,542
  1,089   Vulcan Materials Co.(a)....     65,100
                                      ----------
                                       1,052,017
                                      ----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Miscellaneous Manufacturing--4.4%
  7,017   3M Co..................... $  488,312
  1,729   Cooper Industries, Ltd....     68,296
  2,539   Danaher Corp..............    196,265
  1,885   Dover Corp................     91,177
  2,867   Eastman Kodak Co.(a)......     41,371
  1,643   Eaton Corp................    139,606
 99,334   General Electric Co.......  2,651,223
  7,392   Honeywell International,
          Inc.......................    371,670
  3,960   Illinois Tool Works, Inc..    188,140
  3,164   Ingersoll-Rand Co., Ltd.,
          Class A (Bermuda).........    118,429
  1,812   ITT Corp..................    114,754
  1,652   Leggett & Platt, Inc.(a)..     27,704
  1,195   Pall Corp.................     47,418
  1,677   Parker-Hannifin Corp......    119,604
  2,480   Textron, Inc..............    118,866
  4,801   Tyco International Ltd.
          (Bermuda).................    192,232
                                     ----------
                                      4,975,067
                                     ----------
          Office/Business Equipment--0.2%
  2,070   Pitney Bowes, Inc.........     70,587
  8,955   Xerox Corp................    121,430
                                     ----------
                                        192,017
                                     ----------
          Oil & Gas--11.9%
  4,666   Anadarko Petroleum Corp...    349,203
  3,329   Apache Corp...............    462,731
    975   Cabot Oil & Gas Corp......     66,037
  4,797   Chesapeake Energy Corp....    316,410
 20,615   Chevron Corp..............  2,043,564
 15,373   ConocoPhillips............  1,451,057

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                     Value
---------                                -----------
          Common Stocks (Continued)
  4,452   Devon Energy Corp............. $   534,952
  1,442   ENSCO International, Inc.(a)..     116,427
  2,483   EOG Resources, Inc............     325,770
 52,667   Exxon Mobil Corp..............   4,641,542
  2,801   Hess Corp.....................     353,458
  7,055   Marathon Oil Corp.............     365,943
  1,898   Murphy Oil Corp...............     186,099
  2,803   Nabors Industries Ltd.
          (Bermuda)*(a).................     137,992
  2,683   Noble Corp....................     174,288
  1,720   Noble Energy, Inc.............     172,963
  8,180   Occidental Petroleum Corp.....     735,055
  1,542   Range Resources Corp..........     101,063
  1,122   Rowan Cos., Inc...............      52,454
  3,410   Southwestern Energy Co.*......     162,350
  1,165   Sunoco, Inc.(a)...............      47,404
  1,364   Tesoro Corp.(a)...............      26,966
  5,265   Valero Energy Corp............     216,813
  5,088   XTO Energy, Inc...............     348,579
                                         -----------
                                          13,389,120
                                         -----------
          Oil & Gas Services--3.2%
  3,074   Baker Hughes, Inc.............     268,483
  2,924   BJ Services Co................      93,393
  2,162   Cameron International
          Corp.*(a).....................     119,667
  8,693   Halliburton Co................     461,338
  4,137   National Oilwell Varco, Inc.*.     367,035
 11,893   Schlumberger Ltd..............   1,277,664
  2,008   Smith International, Inc......     166,945
  3,177   Transocean, Inc.*.............     484,143
  6,772   Weatherford International
          Ltd.*.........................     335,823
                                         -----------
                                           3,574,491
                                         -----------

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Packaging & Containers--0.1%
    976   Ball Corp.(a)............... $   46,595
    986   Bemis Co., Inc.(a)..........     22,106
  1,302   Pactiv Corp.*...............     27,641
  1,593   Sealed Air Corp.(a).........     30,283
                                       ----------
                                          126,625
                                       ----------
          Pharmaceuticals--5.5%
 15,381   Abbott Laboratories.........    814,732
  3,065   Allergan, Inc...............    159,533
  1,603   AmerisourceBergen Corp......     64,104
  1,079   Barr Pharmaceuticals, Inc.*.     48,641
 19,726   Bristol-Myers Squibb Co.....    404,975
  3,558   Cardinal Health, Inc........    183,522
  9,858   Eli Lilly & Co..............    455,045
  2,501   Express Scripts, Inc.*......    156,863
  3,038   Forest Laboratories, Inc.*..    105,540
  9,198   Gilead Sciences, Inc.*......    487,034
  1,584   Hospira, Inc.*..............     63,534
  2,458   King Pharmaceuticals, Inc.*.     25,735
  5,048   Medco Health Solutions,
          Inc.*.......................    238,266
 21,401   Merck & Co., Inc............    806,604
  3,028   Mylan, Inc.*(a).............     36,548
 67,426   Pfizer, Inc.................  1,177,932
 16,155   Schering-Plough Corp........    318,092
  1,036   Watson Pharmaceuticals,
          Inc.*.......................     28,148
 13,289   Wyeth.......................    637,340
                                       ----------
                                        6,212,188
                                       ----------
          Pipelines--0.6%
  6,993   El Paso Corp.(a)............    152,028
  1,730   Questar Corp................    122,899

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                    Value
---------                                ----------
          Common Stocks (Continued)
  6,304   Spectra Energy Corp........... $  181,177
  5,826   Williams Cos., Inc. (The).....    234,846
                                         ----------
                                            690,950
                                         ----------
          Real Estate--0.0%(b)
  1,724   CB Richard Ellis Group Inc.,
          Class A*(a)...................     33,101
                                         ----------
          Real Estate Investment Trusts--1.1%
    888   Apartment Investment &
          Management Co., Class A(a)....     30,245
    765   AvalonBay Communities,
          Inc...........................     68,207
  1,199   Boston Properties, Inc........    108,174
  1,193   Developers Diversified Realty
          Corp.(a)......................     41,409
  2,693   Equity Residential(a).........    103,061
  2,662   General Growth Properties,
          Inc.(a).......................     93,250
  2,340   HCP, Inc......................     74,435
  5,204   Host Hotels & Resorts,
          Inc...........................     71,035
  2,526   Kimco Realty Corp.............     87,198
  2,614   Prologis(a)...................    142,071
  1,229   Public Storage, Inc...........     99,291
  2,245   Simon Property Group,
          Inc.(a).......................    201,803
  1,353   Vornado Realty Trust(a).......    119,064
                                         ----------
                                          1,239,243
                                         ----------
          Retail--5.2%
    867   Abercrombie & Fitch Co........     54,344
  1,328   AutoNation, Inc.*(a)..........     13,307
    428   AutoZone, Inc.*(a)............     51,792

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  2,576   Bed Bath & Beyond,
          Inc.*(a).................... $   72,386
  3,446   Best Buy Co., Inc...........    136,462
    809   Big Lots, Inc.*(a)..........     25,273
  4,316   Costco Wholesale Corp.(a)...    302,724
 14,238   CVS Caremark Corp...........    563,398
  1,390   Darden Restaurants, Inc.....     44,397
    563   Dillard's, Inc..............      6,514
  1,383   Family Dollar Stores, Inc...     27,577
  1,607   Gamestop Corp., Class A*(a).     64,923
  4,470   GAP, Inc. (The).............     74,515
 16,908   Home Depot, Inc.............    395,985
  2,216   J. C. Penney Co., Inc.......     80,419
  3,061   Kohl's Corp.*...............    122,562
  2,982   Limited Brands, Inc.........     50,247
 14,583   Lowe's Cos., Inc............    302,597
  4,183   Macy's, Inc.................     81,234
 11,305   McDonald's Corp.............    635,567
  1,746   Nordstrom, Inc.(a)..........     52,904
  2,716   Office Depot, Inc.*.........     29,713
  1,299   RadioShack Corp.(a).........     15,939
    696   Sears Holdings Corp.*(a)....     51,267
  6,995   Staples, Inc.(a)............    166,131
  7,248   Starbucks Corp.*(a).........    114,084
  7,762   Target Corp.................    360,855
  1,259   Tiffany & Co................     51,304
  4,233   TJX Cos., Inc...............    133,213
  9,870   Walgreen Co.................    320,874
 23,192   Wal-Mart Stores, Inc........  1,303,389
    874   Wendy's International,
          Inc.(a).....................     23,790
  4,716   Yum! Brands, Inc............    165,484
                                       ----------
                                        5,895,170
                                       ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Savings & Loans--0.2%
  5,173   Hudson City Bancorp, Inc... $   86,286
  4,775   Sovereign Bancorp, Inc.(a).     35,144
 10,552   Washington Mutual, Inc.(a).     52,021
                                      ----------
                                         173,451
                                      ----------
          Semiconductors--2.6%
  6,040   Advanced Micro Devices,
          Inc.*(a)...................     35,213
  2,987   Altera Corp................     61,831
  2,894   Analog Devices, Inc........     91,942
 13,504   Applied Materials, Inc.....    257,791
  4,456   Broadcom Corp.*............    121,604
 57,089   Intel Corp.................  1,226,271
  1,696   KLA-Tencor Corp.(a)........     69,044
  2,208   Linear Technology Corp.(a).     71,915
  6,348   LSI Logic Corp.*(a)........     38,977
  2,268   MEMC Electronic Materials,
          Inc.*......................    139,573
  1,844   Microchip Technology,
          Inc.(a)....................     56,316
  7,576   Micron Technology,
          Inc.*(a)...................     45,456
  2,147   National Semiconductor
          Corp.......................     44,099
    989   Novellus Systems, Inc.*(a).     20,957
  5,523   Nvidia Corp.*..............    103,391
  1,321   QLogic Corp.*(a)...........     19,273
  1,709   Teradyne, Inc.*............     18,919
 13,182   Texas Instruments, Inc.....    371,205
  2,779   Xilinx, Inc.(a)............     70,170
                                      ----------
                                       2,863,947
                                      ----------

Number of
 Shares                                     Value
---------                                 ----------
          Common Stocks (Continued)
          Software--3.6%
  5,301   Adobe Systems, Inc.*........... $  208,806
  2,227   Autodesk, Inc.*................     75,295
  1,907   BMC Software, Inc.*............     68,652
  3,882   CA, Inc........................     89,635
  1,829   Citrix Systems, Inc.*..........     53,791
  2,598   Compuware Corp.*...............     24,785
  3,172   Electronic Arts, Inc.*.........    140,932
  1,708   Fidelity National Information
          Services, Inc..................     63,042
  1,631   Fiserv, Inc.*..................     73,998
  1,799   IMS Health, Inc................     41,917
  3,201   Intuit, Inc.*..................     88,252
 79,825   Microsoft Corp.................  2,195,987
  3,523   Novell, Inc.*..................     20,750
 39,536   Oracle Corp.*..................    830,256
  3,190   Paychex, Inc...................     99,783
                                          ----------
                                           4,075,881
                                          ----------
          Telecommunications--5.8%
  3,952   American Tower Corp.,
          Class A*.......................    166,972
 59,215   AT&T, Inc......................  1,994,954
  1,046   CenturyTel, Inc................     37,227
    891   Ciena Corp.*(a)................     20,644
 58,866   Cisco Systems, Inc.*...........  1,369,223
  3,231   Citizens Communications Co.(a).     36,640
 15,696   Corning, Inc...................    361,793
  1,471   Embarq Corp....................     69,534
  2,287   JDS Uniphase Corp.*(a).........     25,980
  5,225   Juniper Networks, Inc.*(a).....    115,891
 22,466   Motorola, Inc..................    164,900

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                    Value
---------                               ------------
          Common Stocks (Continued)
 16,138   QUALCOMM, Inc................ $    716,043
 15,169   Qwest Communications
          International, Inc.(a).......       59,614
 28,414   Sprint Nextel Corp...........      269,933
  3,952   Tellabs, Inc.*...............       18,377
 28,413   Verizon Communications,
          Inc..........................    1,005,820
  4,452   Windstream Corp..............       54,938
                                        ------------
                                           6,488,483
                                        ------------
          Textiles--0.0%(b)
  1,294   Cintas Corp..................       34,304
                                        ------------
          Toys/Games/Hobbies--0.1%
  1,384   Hasbro, Inc..................       49,436
  3,605   Mattel, Inc..................       61,718
                                        ------------
                                             111,154
                                        ------------
          Transportation--2.0%
  2,920   Burlington Northern Santa Fe
          Corp.........................      291,679
  1,705   CH Robinson Worldwide,
          Inc..........................       93,502
  4,034   CSX Corp.....................      253,376
  2,121   Expeditors International of
          Washington, Inc..............       91,203
  3,095   FedEx Corp...................      243,855
  3,750   Norfolk Southern Corp........      235,013
    578   Ryder System, Inc. (a).......       39,813
  5,148   Union Pacific Corp...........      388,673
 10,178   United Parcel Service, Inc...      625,641
                                        ------------
                                           2,262,755
                                        ------------
          Total Common Stocks
          (Cost $106,605,146)..........  111,296,507
                                        ------------

Principal
 Amount                                          Value
----------                                   ------------
           United States Government
           Obligations--0.3%
           United States Treasury Bill+--0.3%
$  300,000 1.40%, 8/07/08
           (Cost $299,568).................. $    299,475
                                             ------------
Number of
 Shares
----------
           Money Market Fund--0.7%
   847,099 BNY Hamilton Money Fund
           (Institutional Shares), 2.51%(c)
           (Cost $847,099)..................      847,099
                                             ------------
           Investment of Cash
           Collateral for Securities
           Loaned--8.6%
           Money Market Fund--8.6%
 9,619,372 BNY Hamilton Institutional
           Cash Reserve Fund, 2.62%(d)
           (Cost $9,619,372)(e).............    9,619,372
                                             ------------
           Total Investments
           (Cost $117,371,185)(f)--
           108.6%...........................  122,062,453
           Liabilities in excess of other
           assets--(8.6%)...................   (9,652,992)
                                             ------------
           Net Assets--100.0%............... $112,409,461
                                             ------------

* Non-income producing security.
+ Coupon rate represents discounted rate at time of purchase for United States
  Treasury Bills.
(a)Security, or a portion thereof, was on loan at June 30, 2008.
(b)Less than one tenth of a percent.
(c)Represents annualized 7 day yield at June 30, 2008.
(d)Interest rate shown reflects the yield as of June 30, 2008.
(e)At June 30, 2008, the total market value of the Fund's securities on loan was $9,241,759 and the total value of the collateral held by the Fund was $9,619,372.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2008 (Unaudited)

(f)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008, net unrealized appreciation was $4,691,268 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $22,341,861 and aggregate gross unrealized depreciation of $17,650,593.

At June 30, 2008, the S&P 500 Index Fund had entered into exchange traded financial future contracts as described below:

                                                 Unrealized
                                               Depreciation At
                           Maturity               June 30,
                   Index     Date    Contracts      2008
                   -----   --------  --------- ---------------
                  S&P 500  September
                   Index        2008    22        ($62,031)

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)


Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--95.7%
          Banks--4.7%
  63,000  Private Bancorp, Inc.(a)... $ 1,913,940
 103,100  Signature Bank*(a).........   2,655,856
 105,500  Umpqua Holdings Corp.(a)...   1,279,715
  54,000  Wilmington Trust Corp.(a)..   1,427,760
                                      -----------
                                        7,277,271
                                      -----------
          Building Materials--2.4%
 125,700  Universal Forest Products,
          Inc........................   3,765,972
                                      -----------
          Commercial Services--10.8%
 163,100  Healthcare Services Group,
          Inc.(a)....................   2,480,751
 137,200  HMS Holdings Corp.*(a).....   2,945,684
  37,000  Landauer, Inc..............   2,080,880
  86,797  Monro Muffler, Inc.........   1,344,486
 190,000  Ritchie Bros. Auctioneers,
          Inc. (Canada)(a)...........   5,154,699
 107,000  Wright Express Corp.*......   2,653,600
                                      -----------
                                       16,660,100
                                      -----------
          Computers--1.8%
 103,000  Riverbed Technology,
          Inc.* (a)..................   1,413,160
  71,500  Stratasys, Inc.*(a)........   1,319,890
                                      -----------
                                        2,733,050
                                      -----------
          Diversified Financial Services--4.1%
  55,800  Cohen & Steers, Inc.(a)....   1,449,126
 100,000  Investment Technology
          Group, Inc.*...............   3,346,000
  40,500  Portfolio Recovery
          Associates, Inc.*(a).......   1,518,750
                                      -----------
                                        6,313,876
                                      -----------

Number of
 Shares                                    Value
---------                                ----------
          Common Stocks (Continued)
          Electric--2.9%
 194,250  Cleco Corp.................... $4,531,853
                                         ----------
          Electronics--5.0%
 115,100  II-VI, Inc.*(a)...............  4,019,292
 119,000  LoJack Corp.*(a)..............    947,240
  91,000  Rofin-Sinar Technologies,
          Inc.*(a)......................  2,748,200
                                         ----------
                                          7,714,732
                                         ----------
          Environmental Control--2.7%
  84,200  American Ecology Corp.........  2,486,426
  31,500  Stericycle, Inc.*.............  1,628,550
                                         ----------
                                          4,114,976
                                         ----------
          Food--4.8%
  57,000  Ralcorp Holdings, Inc.*(a)....  2,818,080
  66,200  Ruddick Corp..................  2,271,322
  99,200  Spartan Stores, Inc...........  2,281,600
                                         ----------
                                          7,371,002
                                         ----------
          Healthcare--Products--4.9%
 135,000  Meridian Bioscience, Inc......  3,634,200
  92,000  West Pharmaceutical Services,
          Inc...........................  3,981,760
                                         ----------
                                          7,615,960
                                         ----------
          Household Products/Wares--3.7%
 120,000  Tupperware Brands Corp........  4,106,400
  55,400  WD-40 Co......................  1,620,450
                                         ----------
                                          5,726,850
                                         ----------
          Housewares--1.0%
  46,410  Toro Co. (The)(a).............  1,544,061
                                         ----------
          Insurance--2.1%
  68,350  ProAssurance Corp.*(a)........  3,288,319
                                         ----------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Leisure Time--1.7%
  90,000  Life Time Fitness, Inc.*(a). $ 2,659,500
                                       -----------
          Machinery--Diversified--3.7%
  75,400  Cognex Corp.*...............   1,737,970
  31,800  Middleby Corp.(a)...........   1,396,338
  88,000  Tennant Co.(a)..............   2,646,160
                                       -----------
                                         5,780,468
                                       -----------
          Miscellaneous Manufacturing--6.8%
  75,000  Ceradyne, Inc.*(a)..........   2,572,500
  96,900  Clarcor, Inc................   3,401,190
 100,000  Matthews International
          Corp., Class A..............   4,526,000
                                       -----------
                                        10,499,690
                                       -----------
          Oil & Gas--3.8%
  92,000  St. Mary Land & Exploration
          Co..........................   5,946,880
                                       -----------
          Oil & Gas Services--3.2%
  78,000  Dril-Quip, Inc.*............   4,914,000
                                       -----------
          Packaging & Containers--2.3%
  70,900  Silgan Holdings, Inc........   3,597,466
                                       -----------
          Pipelines--0.8%
  36,720  Crosstex Energy, Inc.(a)....   1,272,715
                                       -----------
          Real Estate Investment Trusts--4.6%
 138,000  American Campus
          Communities, Inc.(a)........   3,841,920
 141,100  Cousins Properties, Inc.(a).   3,259,410
                                       -----------
                                         7,101,330
                                       -----------
          Retail--3.8%
 124,950  Hibbett Sports, Inc.*(a)....   2,636,445
  51,830  O'Reilly Automotive,
          Inc.*(a)....................   1,158,401

Number of
 Shares                                      Value
---------                                 ------------
          Common Stocks (Continued)
  72,000  Tractor Supply Co.*(a)......... $  2,090,880
                                          ------------
                                             5,885,726
                                          ------------
          Semiconductors--3.1%
 108,800  Cohu, Inc......................    1,597,184
  90,300  Hittite Microwave Corp.*.......    3,216,486
                                          ------------
                                             4,813,670
                                          ------------
          Software--8.7%
 100,500  Ansys, Inc.*...................    4,735,559
  85,400  Avid Technology, Inc.*(a)......    1,450,946
 171,000  Blackbaud, Inc.................    3,659,400
  45,000  Blackboard, Inc.*(a)...........    1,720,350
 270,000  Epicor Software Corp.*(a)......    1,865,700
                                          ------------
                                            13,431,955
                                          ------------
          Storage/Warehousing--0.3%
  20,400  Mobile Mini, Inc.*(a)..........      408,000
                                          ------------
          Telecommunications--2.0%
 258,200  Alaska Communications
          Systems Group, Inc.............    3,082,908
                                          ------------
          Total Common Stocks
          (Cost $157,303,725)............  148,052,330
                                          ------------
          Mutual Funds--3.4%
          Energy--3.4%
  62,400  Kayne Anderson MLP
          Investment Co.(a)..............    1,712,256
  76,100  Tortoise Energy Capital
          Corp.(a).......................    1,921,525
  60,600  Tortoise Energy Infrastructure
          Corp.(a).......................    1,646,502
                                          ------------
          Total Mutual Funds
          (Cost $5,498,901)..............    5,280,283
                                          ------------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                          Value
----------                                   ------------
           Money Market Fund--0.7%
 1,135,791 BNY Hamilton Money Fund
           (Institutional Shares), 2.51%(b)
           (Cost $1,135,791)................ $  1,135,791
                                             ------------
           Investment of Cash
           Collateral for Securities
           Loaned--31.4%
           Money Market Fund--31.4%
48,489,000 BNY Institutional Cash
           Reserve Fund, 2.62%(c)
           (Cost $48,489,000)(d)............   48,489,000
                                             ------------
           Total Investments
           (Cost $212,427,417)(e)--
           131.2%...........................  202,957,404
           Liabilities in excess of other
           assets--(31.2%)..................  (48,304,026)
                                             ------------
           Net Assets--100.0%............... $154,653,378
                                             ------------

* Non-income producing security.
(a)Security, or a portion thereof, was on loan at June 30, 2008.
(b)Represents annualized 7 day yield at June 30, 2008.
(c)Interest rate shown reflects the yield at June 30, 2008.
(d)At June 30, 2008, the total market value of the Fund's securities on loan was $45,970,893 and the total value of the collateral held by the Fund was $48,489,000.
(e)The cost stated also approximates the aggregate cost for the Federal income tax purposes. At June 30, 2008, net unrealized depreciation was $9,470,013 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $16,93,092 and aggregate gross unrealized depreciation of $26,402,105.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         June 30, 2008 (Unaudited)

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks--92.1%
          Advertising--1.2%
 34,195   inVentiv Health, Inc.*(a)... $  950,279
                                       ----------
          Aerospace/Defense--2.8%
 24,010   Aerovironment, Inc.*(a).....    652,592
 19,470   Curtiss-Wright Corp.........    871,087
  9,730   Orbital Sciences Corp.*.....    229,239
 10,270   Triumph Group, Inc.(a)......    483,717
                                       ----------
                                        2,236,635
                                       ----------
          Apparel--0.7%
  2,410   Deckers Outdoor Corp.*(a)...    335,472
  9,330   Wolverine World Wide,
          Inc.........................    248,831
                                       ----------
                                          584,303
                                       ----------
          Banks--4.7%
 10,240   Community Bank System,
          Inc.........................    211,149
 29,570   First Bancorp/Puerto
          Rico(a).....................    187,474
  8,750   IBERIABANK Corp.............    389,113
 14,010   National Penn Bancshares,
          Inc.(a).....................    186,053
 17,290   Old National Bancorp(a).....    246,555
 19,260   PrivateBancorp, Inc.(a).....    585,119
  9,880   Prosperity Bancshares, Inc..    264,092
 14,570   Susquehanna Bancshares,
          Inc.(a).....................    199,463
 24,195   SVB Financial Group*(a).....  1,164,021
  6,270   UMB Financial Corp.(a)......    321,463
                                       ----------
                                        3,754,502
                                       ----------
          Building Materials--0.9%
 23,700   Lennox International,
          Inc.(a).....................    686,352
                                       ----------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Chemicals--0.7%
  5,470   OM Group, Inc.*(a)......... $  179,361
 55,710   PolyOne Corp.*(a)..........    388,299
                                      ----------
                                         567,660
                                      ----------
          Coal--0.9%
  7,860   Foundation Coal Holdings,
          Inc........................    696,239
                                      ----------
          Commercial Services--3.6%
  9,345   DeVry, Inc.................    501,079
 13,150   Dollar Financial Corp.*(a).    198,697
 26,800   Geo Group, Inc. (The)*(a)..    603,000
 21,810   Rent-A-Center, Inc.*(a)....    448,632
  2,220   Strayer Education, Inc.....    464,135
 12,710   Watson Wyatt Worldwide,
          Inc........................    672,232
                                      ----------
                                       2,887,775
                                      ----------
          Computers--1.0%
 26,700   Micros Systems, Inc.*......    814,083
                                      ----------
          Distribution/Wholesale--1.8%
  8,020   Fossil, Inc.*(a)...........    233,141
 48,380   LKQ Corp.*(a)..............    874,227
 20,070   Pool Corp.(a)..............    356,443
                                      ----------
                                       1,463,811
                                      ----------
          Diversified Financial Services--1.1%
 11,660   Investment Technology
          Group, Inc.*...............    390,144
 13,380   Waddell & Reed Financial,
          Inc........................    468,433
                                      ----------
                                         858,577
                                      ----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Electric--3.1%
 13,900   Cleco Corp.................. $  324,287
 22,600   Idacorp, Inc.(a)............    652,914
 20,090   ITC Holdings Corp...........  1,026,800
 11,540   Otter Tail Corp.(a).........    448,098
                                       ----------
                                        2,452,099
                                       ----------
          Electrical Equipment & Components--1.5%
 45,360   Advanced Energy Industries,
          Inc.*(a)....................    621,432
  6,100   American Superconductor
          Corp.*......................    218,685
 11,500   EnerSys*(a).................    393,645
                                       ----------
                                        1,233,762
                                       ----------
          Electronics--6.6%
 23,360   Checkpoint Systems,
          Inc.*(a)....................    487,757
 15,840   FARO Technologies,
          Inc.*(a)....................    398,693
 13,330   Flir Systems, Inc.*(a)......    540,798
 20,820   II-VI, Inc.*(a).............    727,034
 11,870   Itron, Inc.*(a).............  1,167,415
 16,570   Plexus Corp.*...............    458,658
 10,870   Thomas & Betts Corp.*.......    411,430
 13,310   Trimble Navigation Ltd.*(a).    475,167
 11,070   Varian, Inc.................    565,234
                                       ----------
                                        5,232,186
                                       ----------
          Engineering & Construction--2.1%
 14,810   Chicago Bridge & Iron Co.
          NV ADR (Netherlands)........    589,734
 23,000   EMCOR Group, Inc.*..........    656,190
  6,610   Shaw Group, Inc. (The)*.....    408,432
                                       ----------
                                        1,654,356
                                       ----------

Number of
 Shares                                    Value
---------                                ----------
          Common Stocks (Continued)
          Entertainment--0.8%
 57,920   Lions Gate Entertainment
          Corp. (Canada)*(a)............ $  600,051
                                         ----------
          Environmental Control--1.1%
 27,977   Waste Connections,
          Inc.*(a)......................    893,306
                                         ----------
          Food--1.4%
 11,590   Ralcorp Holdings, Inc.*(a)....    573,009
 22,780   TreeHouse Foods, Inc.*(a).....    552,643
                                         ----------
                                          1,125,652
                                         ----------
          Forest Products & Paper--0.8%
 20,310   Rock-Tenn Co., Class A(a).....    609,097
                                         ----------
          Gas--0.8%
 23,470   Atmos Energy Corp.............    647,068
                                         ----------
          Healthcare--Products--4.2%
  5,675   Arthrocare Corp.*(a)..........    231,597
 13,410   Immucor, Inc.*(a).............    347,051
 24,240   Insulet Corp.*(a).............    381,295
 25,275   Meridian Bioscience, Inc.(a)..    680,403
 22,455   NuVasive, Inc.*(a)............  1,002,840
 15,140   West Pharmaceutical Services,
          Inc...........................    655,259
                                         ----------
                                          3,298,445
                                         ----------
          Healthcare--Services--2.6%
 34,880   AMERIGROUP Corp.*.............    725,504
 61,720   Health Management
          Associates, Inc...............    401,797
 18,550   Pediatrix Medical Group,
          Inc.*(a)......................    913,217
                                         ----------
                                          2,040,518
                                         ----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Homebuilders--1.1%
 14,760   MDC Holdings, Inc........... $  576,526
 21,600   Meritage Homes Corp.*(a)....    327,672
                                       ----------
                                          904,198
                                       ----------
          Household Products/Wares--0.4%
  9,540   Tupperware Brands Corp......    326,459
                                       ----------
          Insurance--2.9%
 39,790   Amtrust Financial Services,
          Inc.........................    501,354
 16,930   Assured Guaranty Ltd.
          (Bermuda)(a)................    304,571
  9,370   Philadelphia Consolidated
          Holding Co.*................    318,299
 24,205   ProAssurance Corp.*(a)......  1,164,502
                                       ----------
                                        2,288,726
                                       ----------
          Internet--1.2%
 10,290   Digital River, Inc.*(a).....    396,988
  5,930   Equinix, Inc.*(a)...........    529,075
                                       ----------
                                          926,063
                                       ----------
          Leisure Time--1.1%
 28,837   WMS Industries, Inc.*(a)....    858,477
                                       ----------
          Machinery--Diversified--2.8%
  8,800   Gardner Denver, Inc.*.......    499,840
  4,220   Lindsay Corp.(a)............    358,573
 17,570   Robbins & Myers, Inc........    876,216
  9,575   Wabtec Corp.(a).............    465,537
                                       ----------
                                        2,200,166
                                       ----------
          Metal Fabricate/Hardware--0.9%
 14,490   Kaydon Corp.................    744,931
                                       ----------

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Mining--0.4%
  4,970   Century Aluminum Co.*(a).... $  330,455
                                       ----------
          Miscellaneous Manufacturing--0.9%
  6,430   Acuity Brands, Inc..........    309,154
 20,770   Hexcel Corp.*...............    400,861
                                       ----------
                                          710,015
                                       ----------
          Oil & Gas--5.0%
  6,180   Atwood Oceanics, Inc.*(a)...    768,421
 12,270   Cabot Oil & Gas Corp........    831,047
 14,290   Penn Virginia Corp.(a)......  1,077,752
  2,800   Petroleum Development
          Corp.*......................    186,172
  6,340   Stone Energy Corp.(a)*......    417,869
  8,100   Unit Corp.*.................    672,057
                                       ----------
                                        3,953,318
                                       ----------
          Oil & Gas Services--3.9%
  8,050   Core Laboratories NV
          (Netherlands)*..............  1,145,917
 11,260   Dril-Quip, Inc.*............    709,380
  9,440   Oceaneering International,
          Inc.*.......................    727,352
  5,720   W-H Energy Services, Inc.*..    547,633
                                       ----------
                                        3,130,282
                                       ----------
          Pharmaceuticals--1.9%
 20,740   Alpharma, Inc., Class A*(a).    467,272
 10,250   Cubist Pharmaceuticals,
          Inc.*(a)....................    183,065
 26,160   Endo Pharmaceuticals
          Holdings, Inc.*.............    632,811
  9,280   Savient Pharmaceuticals,
          Inc.*(a)....................    234,784
                                       ----------
                                        1,517,932
                                       ----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                     Value
---------                                 ----------
          Common Stocks (Continued)
          Real Estate Investment Trusts--5.2%
 24,540   BioMed Realty Trust, Inc....... $  601,966
 10,410   Digital Realty Trust,
          Inc.(a)........................    425,873
 14,270   Entertainment Properties
          Trust..........................    705,509
  4,020   Essex Property Trust, Inc......    428,130
 42,370   Extra Space Storage, Inc.......    650,803
 22,590   FelCor Lodging Trust, Inc......    237,195
 12,230   Mid-America Apartment
          Communities, Inc...............    624,219
 23,350   Senior Housing Properties
          Trust..........................    456,026
                                          ----------
                                           4,129,721
                                          ----------
          Retail--5.1%
 19,590   Brinker International, Inc.(a).    370,251
  8,680   Buckle, Inc. (The).............    396,936
 14,390   CEC Entertainment,
          Inc.*(a).......................    403,064
 18,460   Citi Trends, Inc.*(a)..........    418,304
 12,900   Dollar Tree, Inc.*.............    421,701
 18,385   J. Crew Group, Inc.*(a)........    606,889
 19,250   Jack in the Box, Inc.*(a)......    431,393
 38,060   JOS A Bank Clothiers,
          Inc.*(a).......................  1,018,104
                                          ----------
                                           4,066,642
                                          ----------
          Retail--Restaurants--0.4%
 11,190   Red Robin Gourmet Burgers,
          Inc.*(a).......................    310,411
                                          ----------
          Savings & Loans--0.5%
 30,270   First Niagara Financial Group,
          Inc.(a)........................    389,272
                                          ----------

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
          Semiconductors--2.9%
 35,820   Microsemi Corp.*............. $  901,948
 29,680   MKS Instruments, Inc.*.......    649,992
 25,090   Skyworks Solutions, Inc.*....    247,638
 13,540   Varian Semiconductor
          Equipment Associates, Inc.*..    471,463
                                        ----------
                                         2,271,041
                                        ----------
          Software--5.6%
 25,300   Ansys, Inc.*(a)..............  1,192,136
 16,385   Blackboard, Inc.*(a).........    626,399
  7,480   Concur Technologies,
          Inc.*(a).....................    248,560
 47,155   Informatica Corp.*...........    709,211
 13,820   ManTech International
          Corp.*.......................    665,018
 43,380   Nuance Communications,
          Inc.*(a).....................    679,765
 14,900   THQ, Inc.*(a)................    301,874
                                        ----------
                                         4,422,963
                                        ----------
          Telecommunications--2.9%
 15,815   Atheros Communications,
          Inc.*(a).....................    474,450
 62,210   Harmonic, Inc.*..............    591,617
 23,230   SBA Communications
          Corp.*.......................    836,512
 25,140   Syniverse Holdings, Inc.*(a).    407,268
                                        ----------
                                         2,309,847
                                        ----------
          Toys/Games/Hobbies--0.4%
 15,500   Jakks Pacific, Inc. *(a).....    338,675
                                        ----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2008 (Unaudited)

Number of
 Shares                                          Value
----------                                   ------------
           Common Stocks (Continued)
           Transportation--2.2%
     8,140 Con-way, Inc. (a)................ $    384,696
    18,040 Kirby Corp.*.....................      865,920
     8,730 Landstar System, Inc.............      482,071
                                             ------------
                                                1,732,687
                                             ------------
           Total Common Stocks
           (Cost $72,177,398)...............   73,149,037
                                             ------------
           Money Market Fund--7.1%
 5,606,818 BNY Hamilton Money Fund
           (Institutional Shares), 2.51%(b)
           (Cost $5,606,818)................    5,606,818
                                             ------------
           Investment of Cash
           Collateral for Securities
           Loaned--28.1%
           Money Market Fund--28.1%
22,351,836 BNY Institutional Cash
           Reserve Fund, 2.62%(c)
           (Cost $22,351,836)(d)............   22,351,836
                                             ------------
           Total Investments
           (Cost $100,136,052)(e)--
           127.3%...........................  101,107,691
           Liabilities in excess of other
           assets--(27.3%)..................  (21,700,108)
                                             ------------
           Net Assets--100.0%............... $ 79,407,583
                                             ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Security, or a portion thereof, was on loan at June 30, 2008.
(b)Represents annualized 7 day yield at June 30, 2008.
(c)Interest rate shown reflects the yield as of June 30, 2008.
(d)At June 30, 2008, the total market value of the Fund's securities on loan was $37,193,211 and the total value of the collateral held by the Fund was $38,165,508.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2008, net unrealized appreciation was $971,639 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $7,019,683 and aggregate gross unrealized depreciation of $6,048,044.

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Funds

         Statements of Assets and Liabilities

         June 30, 2008 (Unaudited)

                                                          Global Real                   Large        Large         Large
                                                            Estate     International     Cap          Cap           Cap
                                                          Securities      Equity        Equity       Growth        Value
                                                             Fund          Fund          Fund         Fund         Fund
                                                         ------------  ------------- ------------ ------------ ------------
Assets:
--------------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost.................... $ 70,979,195  $419,139,993  $340,449,401 $120,893,292 $273,781,434
  Affiliated investments at cost........................      956,056   151,510,534    43,142,010   18,783,639   18,201,696
--------------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value............   59,867,016   484,193,275   346,928,560  126,809,994  261,860,532
  Affiliated investments at market value,
   (including securities on loan) (Note 4)..............      956,056   151,510,534    43,142,010   18,783,639   18,201,696
  Cash..................................................           --            --            --           --      157,433
  Foreign currency (Cost $2,620,711)....................    2,638,223            --            --           --           --
  Receivables:
   Investments sold.....................................    1,405,501       563,311     2,834,482    2,257,249    3,290,436
   Dividends............................................      276,455     1,445,175       466,594      127,624      466,794
   Capital stock sold...................................      267,300        38,654       120,390           --          153
   Reclaims.............................................       11,010       361,797            --           --           --
   Interest.............................................        2,542         2,364        11,537        8,065        3,537
   Interest on securities lending.......................           --        85,897        14,039        6,461        6,777
  Other assets..........................................       17,233        10,321         7,931        6,415        8,070
                                                         ------------  ------------  ------------ ------------ ------------
   Total Assets.........................................   65,441,336   638,211,328   393,525,543  147,999,447  283,995,428
                                                         ------------  ------------  ------------ ------------ ------------
Liabilities:
  Outstanding written options/(a)/......................           --            --       109,000       52,785           --
  Due to custodian......................................      390,252       196,780            --           --           --
  Payables:
   Investments purchased................................    2,380,972       170,476     1,907,435    1,987,479    5,660,006
   Services provided by The Bank of
    New York Mellon.....................................       45,280       241,016       224,247       86,266      164,001
   Capital stock repurchased............................       21,905       556,289     1,036,535      202,503    1,960,493
   Collateral for securities on loan (Note 4)...........           --   151,340,058    37,651,200   16,290,711   11,834,149
  Accrued expenses and other liabilities................       24,609        66,224       102,172       39,227       56,148
                                                         ------------  ------------  ------------ ------------ ------------
   Total Liabilities....................................    2,863,018   152,570,843    41,030,589   18,658,971   19,674,797
                                                         ------------  ------------  ------------ ------------ ------------
Net Assets:............................................. $ 62,578,318  $485,640,485  $352,494,954 $129,340,476 $264,320,631
                                                         ------------  ------------  ------------ ------------ ------------
Sources Of Net Assets:
  Capital stock @ par................................... $      7,962  $     32,969  $     28,438 $     17,872 $     25,728
  Paid-in capital.......................................   79,893,169   448,546,433   316,617,866  114,648,535  247,850,388
  Undistributed net investment income...................       65,636    10,685,887        45,941      283,995      132,893
  Accumulated net realized gain (loss) on investments,
   foreign currency transactions and written
   options..............................................   (6,295,460)  (38,678,086)   29,347,851    8,475,515   28,232,524
  Net unrealized appreciation (depreciation) on
   investments, foreign currency transactions and
   written options......................................  (11,092,989)   65,053,282     6,454,858    5,914,559  (11,920,902)
                                                         ------------  ------------  ------------ ------------ ------------
Net Assets.............................................. $ 62,578,318  $485,640,485  $352,494,954 $129,340,476 $264,320,631
                                                         ------------  ------------  ------------ ------------ ------------
(a) Premiums received on outstanding written options.... $         --  $         --  $     84,699 $     50,642 $         --
                                                         ------------  ------------  ------------ ------------ ------------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2008 (Unaudited)

                                                   Global Real                   Large        Large        Large
                                                     Estate     International     Cap          Cap          Cap
                                                   Securities      Equity        Equity       Growth       Value
                                                      Fund          Fund          Fund         Fund        Fund
                                                   ------------ ------------- ------------ ------------ ------------
Class A Shares:
  Net assets...................................... $     45,211 $  4,738,368  $ 22,301,785 $  3,483,256 $  1,093,528
                                                   ------------ ------------  ------------ ------------ ------------
  Shares outstanding..............................        5,752      326,131     1,804,697      487,341      105,989
                                                   ------------ ------------  ------------ ------------ ------------
  Net asset value, offering price and repurchase
   price per share................................ $       7.86 $      14.53  $      12.36 $       7.15 $      10.32
  Maximum sales charge--5.25% of public
   offering price.................................         0.44         0.81          0.68         0.40         0.57
                                                   ------------ ------------  ------------ ------------ ------------
  Maximum offering price.......................... $       8.30 $      15.34  $      13.04 $       7.55 $      10.89
                                                   ------------ ------------  ------------ ------------ ------------
Institutional Shares:
  Net assets...................................... $ 62,533,107 $480,902,117  $330,193,169 $125,857,220 $263,227,103
                                                   ------------ ------------  ------------ ------------ ------------
  Shares outstanding..............................    7,955,894   32,642,859    26,633,431   17,385,146   25,621,549
                                                   ------------ ------------  ------------ ------------ ------------
  Net asset value, offering price and repurchase
   price per share................................ $       7.86 $      14.73  $      12.40 $       7.24 $      10.27
                                                   ------------ ------------  ------------ ------------ ------------
-------------------------------------------------------------------------------------------------------------------
Class A Shares authorized @ $0.001 par value......  200,000,000  200,000,000   200,000,000  200,000,000  200,000,000
Institutional Shares authorized @ $0.001 par
 value............................................  200,000,000  200,000,000   200,000,000  200,000,000  200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2008 (Unaudited)


                                                                   Multi-cap     S&P 500      Small Cap     Small Cap
                                                                    Equity        Index      Core Equity     Growth
                                                                     Fund         Fund          Fund          Fund
                                                                  ----------- ------------  ------------  ------------
Assets:
---------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at cost............................. $45,077,287 $106,904,714  $162,802,626  $ 72,177,398
  Affiliated investments at cost.................................  10,656,360   10,466,471    49,624,792    27,958,654
---------------------------------------------------------------------------------------------------------------------
  Non-affiliated investments at market value.....................  49,091,261  111,595,982   153,332,613    73,149,037
  Affiliated investments at market value, (including securities
   on loan) (Note 4).............................................  10,656,360   10,466,471    49,624,792    27,958,654
  Cash...........................................................          --           --            --           791
  Receivables:
   Dividends.....................................................      83,493      169,450       149,253        56,263
   Capital stock sold............................................       8,342       20,372            --           411
   Interest on securities lending................................       4,595        5,212        65,809        18,226
   Interest......................................................       1,957        3,857         2,691         8,536
   Investments sold..............................................          --        2,751     1,845,971     4,875,649
  Other assets...................................................          66       11,367        13,109         5,965
                                                                  ----------- ------------  ------------  ------------
   Total Assets..................................................  59,846,074  122,275,462   205,034,238   106,073,532
                                                                  ----------- ------------  ------------  ------------
Liabilities:
  Payables:
   Collateral for securities on loan (Note 4)....................  10,178,568    9,619,372    48,489,000    22,351,836
   Capital stock repurchased.....................................      66,555       82,965       475,164        14,652
   Services provided by The Bank of New York Mellon..............      55,336       29,586       123,032        72,732
   Investments purchased.........................................      42,553      101,235     1,239,041     4,180,239
   Variation margin..............................................          --        1,503            --            --
  Accrued expenses and other liabilities.........................      29,789       31,340        54,623        46,490
                                                                  ----------- ------------  ------------  ------------
   Total Liabilities.............................................  10,372,801    9,866,001    50,380,860    26,665,949
                                                                  ----------- ------------  ------------  ------------
Net Assets:...................................................... $49,473,273 $112,409,461  $154,653,378  $ 79,407,583
                                                                  ----------- ------------  ------------  ------------
Sources Of Net Assets:
  Capital stock @ par............................................ $     3,707 $     14,788  $     15,192  $      6,071
  Paid-in capital................................................  42,769,696  107,957,302   168,741,026    78,498,738
  Undistributed net investment income............................     237,274       53,843       668,683       568,345
  Accumulated net realized gain (loss) on investments and
   futures.......................................................   2,448,622     (245,709)   (5,301,510)     (637,210)
  Net unrealized appreciation (depreciation) on investments
   and futures...................................................   4,013,974    4,629,237    (9,470,013)      971,639
                                                                  ----------- ------------  ------------  ------------
Net Assets....................................................... $49,473,273 $112,409,461  $154,653,378  $ 79,407,583
                                                                  ----------- ------------  ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

         June 30, 2008 (Unaudited)

                                                              Multi-cap     S&P 500     Small Cap    Small Cap
                                                               Equity        Index     Core Equity    Growth
                                                                Fund         Fund         Fund         Fund
                                                             ------------ ------------ ------------ ------------
Class A & Investor Shares:
  Net assets................................................ $ 49,473,273 $  1,143,449 $  1,576,560 $  3,079,867
                                                             ------------ ------------ ------------ ------------
  Shares outstanding........................................    3,707,411      150,278      155,627      240,770
                                                             ------------ ------------ ------------ ------------
  Net asset value, offering price and repurchase price per
   share.................................................... $      13.34 $       7.61 $      10.13 $      12.79
  Maximum sales charge--5.25% of public offering price......         0.74           --         0.56         0.71
                                                             ------------ ------------ ------------ ------------
  Maximum offering price.................................... $      14.08 $       7.61 $      10.69 $      13.50
                                                             ------------ ------------ ------------ ------------
Institutional Shares:
  Net assets................................................ $         -- $111,266,012 $153,076,818 $ 76,327,716
                                                             ------------ ------------ ------------ ------------
  Shares outstanding........................................           --   14,637,948   15,036,867    5,830,203
                                                             ------------ ------------ ------------ ------------
  Net asset value, offering price and repurchase price per
   share.................................................... $         -- $       7.60 $      10.18 $      13.09
                                                             ------------ ------------ ------------ ------------
---------------------------------------------------------------------------------------------------------------
Class A & Investor Shares authorized @ $0.001 par value.....  200,000,000  200,000,000  200,000,000  200,000,000
Institutional Shares authorized @ $0.001 par value..........           --  200,000,000  200,000,000  200,000,000

See notes to financial statements.

         BNY Hamilton Funds

         Statements of Operations

         For the six months ended June 30, 2008 (Unaudited)

                                                                    Global Real                   Large         Large
                                                                      Estate     International     Cap           Cap
                                                                    Securities      Equity        Equity        Growth
                                                                       Fund          Fund          Fund          Fund
                                                                    -----------  ------------- ------------  ------------
Investment Income:
 Dividends/(a)/.................................................... $ 1,002,906  $ 11,475,538  $  3,592,698  $    779,194
 Interest from affiliated fund.....................................      18,601        13,967        67,593        45,119
 Interest..........................................................          87            --            --            --
 Securities lending income (Note 4)................................          --       566,134       105,348        41,967
                                                                    -----------  ------------  ------------  ------------
   Total Income....................................................   1,021,594    12,055,639     3,765,639       866,280
                                                                    -----------  ------------  ------------  ------------
Expenses:
 Advisory..........................................................     238,319     1,277,108     1,148,294       402,907
 Administration....................................................      28,037       255,422       191,382        67,151
 Transfer agent....................................................      25,749        70,737        65,968        41,834
 Registration and filings..........................................      16,945        21,169        21,625        20,481
 Custodian.........................................................       9,424        35,401        21,242        11,948
 Legal.............................................................       9,243        10,505        16,598         5,411
 Directors.........................................................       8,875         9,075         9,028         8,898
 Pricing...........................................................       7,922         5,708         1,429           414
 Reports to shareholders...........................................       2,237        17,334        14,372         7,214
 Audit.............................................................       1,965         3,454         1,974         1,930
 Insurance.........................................................         513         5,184         4,307         1,595
 Cash management...................................................         168         1,890         1,236           314
 12b-1 fee--Class A Shares.........................................          63         6,264        29,802         4,558
 Securities lending................................................          --        57,039         8,181         3,485
 Other.............................................................       3,334        17,602        14,880         7,771
                                                                    -----------  ------------  ------------  ------------
   Total Expenses..................................................     352,794     1,793,892     1,550,318       585,911
 Fees waived by The Bank of New York Mellon (Note 3)...............      (8,735)      (27,411)           --            --
 Earnings credit adjustment (Note 3)...............................        (111)           --           (84)           --
                                                                    -----------  ------------  ------------  ------------
   Net Expenses....................................................     343,948     1,766,481     1,550,234       585,911
                                                                    -----------  ------------  ------------  ------------
   Net Investment Income...........................................     677,646    10,289,158     2,215,405       280,369
                                                                    -----------  ------------  ------------  ------------
Realized and Unrealized Gain (Loss) on
 Investments, Foreign Currency Transactions
 and Written Options:
 Net realized gain (loss) on:
   Investments.....................................................  (4,454,069)    3,537,658    15,113,296     3,045,733
   Foreign currency transactions...................................      75,778            --            --            --
   Written options.................................................          --            --       (61,568)       41,027
                                                                    -----------  ------------  ------------  ------------
   Net realized gain (loss) on investments, foreign currency
    transactions and written options...............................  (4,378,291)    3,537,658    15,051,728     3,086,760
                                                                    -----------  ------------  ------------  ------------
 Increase (decrease) in unrealized appreciation/depreciation on:
   Investments.....................................................  (4,657,340)  (75,467,046)  (80,186,316)  (20,036,351)
   Foreign currency transactions...................................      16,341            --            --            --
   Written options.................................................          --            --       (24,301)       (2,143)
                                                                    -----------  ------------  ------------  ------------
 Net decrease in unrealized appreciation/depreciation on
  investments, foreign currency transactions and written
  options..........................................................  (4,640,999)  (75,467,046)  (80,210,617)  (20,038,494)
                                                                    -----------  ------------  ------------  ------------
 Net realized and unrealized loss on investments, foreign currency transactions and written options.................................  (9,019,290)  (71,929,388)  (65,158,889)  (16,951,734)
                                                                    -----------  ------------  ------------  ------------
 Net decrease in net assets resulting from operations.............. $(8,341,644) $(61,640,230) $(62,943,484) $(16,671,365)
                                                                    -----------  ------------  ------------  ------------
(a) Net of foreign withholding taxes of............................ $   100,600  $  1,506,111  $     21,435  $      1,486
                                                                    -----------  ------------  ------------  ------------

                                                                        Large
                                                                         Cap
                                                                        Value
                                                                        Fund
                                                                    ------------
Investment Income:
 Dividends/(a)/.................................................... $  3,496,359
 Interest from affiliated fund.....................................       16,531
 Interest..........................................................           --
 Securities lending income (Note 4)................................       66,420
                                                                    ------------
   Total Income....................................................    3,579,310
                                                                    ------------
Expenses:
 Advisory..........................................................      885,143
 Administration....................................................      147,524
 Transfer agent....................................................       55,967
 Registration and filings..........................................       18,457
 Custodian.........................................................       23,061
 Legal.............................................................       10,978
 Directors.........................................................        8,960
 Pricing...........................................................          376
 Reports to shareholders...........................................       12,533
 Audit.............................................................        1,723
 Insurance.........................................................        3,678
 Cash management...................................................        1,298
 12b-1 fee--Class A Shares.........................................        1,422
 Securities lending................................................        8,269
 Other.............................................................       13,033
                                                                    ------------
   Total Expenses..................................................    1,192,422
 Fees waived by The Bank of New York Mellon (Note 3)...............      (10,878)
 Earnings credit adjustment (Note 3)...............................           --
                                                                    ------------
   Net Expenses....................................................    1,181,544
                                                                    ------------
   Net Investment Income...........................................    2,397,766
                                                                    ------------
Realized and Unrealized Gain (Loss) on
 Investments, Foreign Currency Transactions
 and Written Options:
 Net realized gain (loss) on:
   Investments.....................................................   21,587,581
   Foreign currency transactions...................................           --
   Written options.................................................           --
                                                                    ------------
   Net realized gain (loss) on investments, foreign currency
    transactions and written options...............................   21,587,581
                                                                    ------------
 Increase (decrease) in unrealized appreciation/depreciation on:
   Investments.....................................................  (55,411,038)
   Foreign currency transactions...................................           --
   Written options.................................................           --
                                                                    ------------
 Net decrease in unrealized appreciation/depreciation on
  investments, foreign currency transactions and written
  options..........................................................  (55,411,038)
                                                                    ------------
 Net realized and unrealized loss on investments, foreign currency transactions and written options.................................  (33,823,457)
                                                                    ------------
 Net decrease in net assets resulting from operations.............. $(31,425,691)
                                                                    ------------
(a) Net of foreign withholding taxes of............................ $     23,202
                                                                    ------------

See notes to financial statements.

         BNY Hamilton Funds

         For the six months ended June 30, 2008 (Unaudited)


                                                                Multi-Cap      S&P 500      Small Cap     Small Cap
                                                                 Equity         Index      Core Equity     Growth
                                                                  Fund          Fund          Fund          Fund
                                                               -----------  ------------  ------------  ------------
Investment Income:
  Dividends/(a)/.............................................. $   481,932  $  1,229,022  $  1,080,889  $    894,851
  Securities lending income (Note 4)..........................      29,580        33,021       356,096       110,410
  Interest from affiliated fund...............................      15,323        22,176        30,235        59,424
  Interest....................................................           9         4,381            --            --
                                                               -----------  ------------  ------------  ------------
   Total Income...............................................     526,844     1,288,600     1,467,220     1,064,685
                                                               -----------  ------------  ------------  ------------
Expenses:
  Advisory....................................................     199,504       119,021       649,761       321,729
  Administration..............................................      26,601        59,511        86,635        42,897
  Registration and filings....................................      16,456        17,774        18,378        22,399
  Transfer agent..............................................      10,160        16,765        54,148        44,029
  12b-1 fee--Class A and Investor Shares......................      10,047         1,407           784         4,010
  Directors...................................................       8,849         8,868         8,951         8,889
  Custodian...................................................       6,368        23,292        13,131        12,464
  Securities lending..........................................       3,875         4,834        21,602        14,342
  Legal.......................................................       2,477         5,409         7,901         4,862
  Audit.......................................................       1,704         4,729         1,729         2,263
  Reports to shareholders.....................................       1,650         3,032        10,055         6,976
  Insurance...................................................         664         1,409         2,060         1,463
  Cash management.............................................         231           495           690           293
  Pricing.....................................................         203         7,207           750         2,095
  Other.......................................................       4,213        13,261         9,203         7,762
                                                               -----------  ------------  ------------  ------------
   Total Expenses.............................................     293,002       287,014       885,778       496,473
  Fees waived by The Bank of New York Mellon (Note 3).........          --       (77,187)      (20,764)         (133)
                                                               -----------  ------------  ------------  ------------
   Net Expenses...............................................     293,002       209,827       865,014       496,340
                                                               -----------  ------------  ------------  ------------
   Net Investment Income......................................     233,842     1,078,773       602,206       568,345
                                                               -----------  ------------  ------------  ------------
Realized and Unrealized Gain (Loss) on
 Investments and Futures:
  Net realized gain (loss) on:
   Investments................................................   1,535,675       289,922    (4,789,502)       17,284
   Futures....................................................          --      (248,350)           --            --
                                                               -----------  ------------  ------------  ------------
   Net realized gain (loss) on investments and futures........   1,535,675        41,572    (4,789,502)       17,284
                                                               -----------  ------------  ------------  ------------
  Decrease in unrealized appreciation/depreciation on:
   Investments................................................  (8,223,557)  (16,672,728)  (21,152,941)  (12,887,129)
   Futures....................................................          --       (43,805)           --            --
                                                               -----------  ------------  ------------  ------------
  Net decrease in unrealized appreciation/depreciation on
   investments and futures....................................  (8,223,557)  (16,716,533)  (21,152,941)  (12,887,129)
                                                               -----------  ------------  ------------  ------------
  Net realized and unrealized loss on investments and futures.  (6,687,882)  (16,674,961)  (25,942,443)  (12,869,845)
                                                               -----------  ------------  ------------  ------------
  Net decrease in net assets resulting from operations........ $(6,454,040) $(15,596,188) $(25,340,237) $(12,301,500)
                                                               -----------  ------------  ------------  ------------
(a) Net of foreign withholding taxes of....................... $        --  $         --  $      5,202  $        296
                                                               -----------  ------------  ------------  ------------

See notes to financial statements.

         BNY HAMILTON FUNDS

         Statements of Changes in Net Assets

                                                                                                    Global Real Estate
                                                                                                     Securities Fund
                                                                                                -------------------------
                                                                                                Six Months
                                                                                                   Ended
                                                                                                 June 30,     Year Ended
                                                                                                   2008      December 31,
                                                                                                (Unaudited)      2007
                                                                                                -----------  ------------
Operations:
  Net investment income........................................................................ $   677,646  $    808,255
  Net realized gain (loss) on investments and foreign currency
   transactions................................................................................  (4,378,291)   (1,925,134)
  Increase (decrease) in unrealized appreciation/depreciation on
   investments and foreign currency transactions...............................................  (4,640,999)   (6,451,990)
                                                                                                -----------  ------------
   Net increase (decrease) in net assets resulting from operations.............................  (8,341,644)   (7,568,869)
                                                                                                -----------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares.........................................        (302)         (894)
                        Institutional Shares...................................................    (440,823)     (970,281)
                                                                                                -----------  ------------
                                                                                                   (441,125)     (971,175)
                                                                                                -----------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.............................................          --        58,506
                    Institutional Shares.......................................................  23,025,545    73,622,329
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares...................................................................         302           886
         Institutional Shares..................................................................     101,320       241,453
  Value of capital stock repurchased: Class A Shares...........................................          --            --
                     Institutional Shares......................................................  (2,957,779)  (14,191,441)
                                                                                                -----------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions................................................................................  20,169,388    59,731,733
                                                                                                -----------  ------------
   Increase (decrease) in Net Assets...........................................................  11,386,619    51,191,689
Net Assets:
  Beginning of year............................................................................  51,191,699            10
                                                                                                -----------  ------------
  End of period/(a)/........................................................................... $62,578,318  $ 51,191,699
                                                                                                -----------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares..................................................................          --         6,088
        Institutional Shares...................................................................   2,627,980     7,096,151
  Shares issued on reinvestment of dividends: Class A Shares...................................          37            95
                          Institutional Shares.................................................      12,265        25,584
  Shares repurchased: Class A Shares...........................................................          --          (468)
             Institutional Shares..............................................................    (340,195)   (1,465,892)
                                                                                                -----------  ------------
   Net increase (decrease).....................................................................   2,300,087     5,661,558
  Shares outstanding, beginning of year........................................................   5,661,559             1
                                                                                                -----------  ------------
  Shares outstanding, end of period............................................................   7,961,646     5,661,559
                                                                                                -----------  ------------

(a) Includes undistributed net investment income as of period end.............................. $    65,636  $         --
                                                                                                -----------  ------------

                                                                                                       International
                                                                                                        Equity Fund
                                                                                                --------------------------
                                                                                                 Six Months
                                                                                                    Ended
                                                                                                  June 30,     Year Ended
                                                                                                    2008      December 31,
                                                                                                 (Unaudited)      2007
                                                                                                ------------  ------------
Operations:
  Net investment income........................................................................ $ 10,289,158  $ 13,096,461
  Net realized gain (loss) on investments and foreign currency
   transactions................................................................................    3,537,658    26,632,323
  Increase (decrease) in unrealized appreciation/depreciation on
   investments and foreign currency transactions...............................................  (75,467,046)    8,151,462
                                                                                                ------------  ------------
   Net increase (decrease) in net assets resulting from operations.............................  (61,640,230)   47,880,246
                                                                                                ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares.........................................           --      (116,978)
                        Institutional Shares...................................................           --   (12,711,910)
                                                                                                ------------  ------------
                                                                                                          --   (12,828,888)
                                                                                                ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.............................................      118,449        68,584
                    Institutional Shares.......................................................   34,350,894    96,494,246
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares...................................................................           --       115,643
         Institutional Shares..................................................................           --     1,872,498
  Value of capital stock repurchased: Class A Shares...........................................     (377,687)     (313,523)
                     Institutional Shares......................................................  (37,825,441)  (43,956,150)
                                                                                                ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions................................................................................   (3,733,785)   54,281,298
                                                                                                ------------  ------------
   Increase (decrease) in Net Assets...........................................................  (65,374,015)   89,332,656
Net Assets:
  Beginning of year............................................................................  551,014,500   461,681,844
                                                                                                ------------  ------------
  End of period/(a)/........................................................................... $485,640,485  $551,014,500
                                                                                                ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares..................................................................        7,720         4,271
        Institutional Shares...................................................................    2,237,320     5,899,901
  Shares issued on reinvestment of dividends: Class A Shares...................................           --         7,157
                          Institutional Shares.................................................           --       114,386
  Shares repurchased: Class A Shares...........................................................      (25,060)      (19,466)
             Institutional Shares..............................................................   (2,493,401)   (2,640,766)
                                                                                                ------------  ------------
   Net increase (decrease).....................................................................     (273,421)    3,365,483
  Shares outstanding, beginning of year........................................................   33,242,411    29,876,928
                                                                                                ------------  ------------
  Shares outstanding, end of period............................................................   32,968,990    33,242,411
                                                                                                ------------  ------------

(a) Includes undistributed net investment income as of period end.............................. $ 10,685,887  $    396,729
                                                                                                ------------  ------------

See notes to financial statements.

         BNY HAMILTON FUNDS

                                                                                                 Large Cap Equity Fund
                                                                                              --------------------------
                                                                                               Six Months
                                                                                                  Ended
                                                                                                June 30,     Year Ended
                                                                                                  2008      December 31,
                                                                                               (Unaudited)      2007
                                                                                              ------------  ------------
Operations:
  Net investment income...................................................................... $  2,215,405  $  3,937,979
  Net realized gain on investments and written options.......................................   15,051,728    41,965,083
  Increase (decrease) in unrealized appreciation/depreciation on
   investments and written options...........................................................  (80,210,617)     (321,876)
                                                                                              ------------  ------------
   Net increase (decrease) in net assets resulting from operations...........................  (62,943,484)   45,581,186
                                                                                              ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................................     (113,297)     (186,149)
                        Institutional Shares.................................................   (2,090,417)   (3,677,057)
  Distributions from capital gains: Class A Shares...........................................           --    (2,279,880)
                   Institutional Shares......................................................           --   (33,123,299)
                                                                                              ------------  ------------
                                                                                                (2,203,714)  (39,266,385)
                                                                                              ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................      390,206       596,070
                    Institutional Shares.....................................................   15,991,977    39,214,009
  Proceeds from shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................................      106,015     2,344,938
             Institutional Shares............................................................      655,108    33,250,171
  Value of capital stock repurchased: Class A Shares.........................................   (1,432,196)   (4,352,260)
                     Institutional Shares....................................................  (26,461,921)  (62,496,028)
                                                                                              ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................................  (10,750,811)    8,556,900
                                                                                              ------------  ------------
   Increase (decrease) in Net Assets.........................................................  (75,898,009)   14,871,701
Net Assets:
  Beginning of year..........................................................................  428,392,963   413,521,262
                                                                                              ------------  ------------
  End of period/(a)/......................................................................... $352,494,954  $428,392,963
                                                                                              ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................       29,678        39,418
        Institutional Shares.................................................................    1,196,569     2,611,489
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................................        8,244       156,947
             Institutional Shares............................................................       50,764     2,219,847
  Shares repurchased: Class A Shares.........................................................     (107,411)     (290,987)
             Institutional Shares............................................................   (1,965,901)   (4,110,963)
                                                                                              ------------  ------------
   Net increase (decrease)...................................................................     (788,057)      625,751
  Shares outstanding, beginning of year......................................................   29,226,185    28,600,434
                                                                                              ------------  ------------
  Shares outstanding, end of period..........................................................   28,438,128    29,226,185
                                                                                              ------------  ------------

(a) Includes undistributed net investment income as of period end............................ $     45,941  $     34,250
                                                                                              ------------  ------------

                                                                                                 Large Cap Growth Fund
                                                                                              --------------------------
                                                                                               Six Months
                                                                                                  Ended
                                                                                                June 30,     Year Ended
                                                                                                  2008      December 31,
                                                                                               (Unaudited)      2007
                                                                                              ------------  ------------
Operations:
  Net investment income...................................................................... $    280,369  $    475,549
  Net realized gain on investments and written options.......................................    3,086,760    16,281,070
  Increase (decrease) in unrealized appreciation/depreciation on
   investments and written options...........................................................  (20,038,494)    6,892,154
                                                                                              ------------  ------------
   Net increase (decrease) in net assets resulting from operations...........................  (16,671,365)   23,648,773
                                                                                              ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................................           --        (3,870)
                        Institutional Shares.................................................           --      (500,113)
  Distributions from capital gains: Class A Shares...........................................           --      (422,159)
                   Institutional Shares......................................................           --   (14,074,151)
                                                                                              ------------  ------------
                                                                                                        --   (15,000,293)
                                                                                              ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................      254,058       115,951
                    Institutional Shares.....................................................   10,621,462    13,334,640
  Proceeds from shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................................           --       421,638
             Institutional Shares............................................................           --    13,444,609
  Value of capital stock repurchased: Class A Shares.........................................     (415,074)   (2,168,656)
                     Institutional Shares....................................................   (7,304,161)  (39,906,811)
                                                                                              ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................................    3,156,285   (14,758,629)
                                                                                              ------------  ------------
   Increase (decrease) in Net Assets.........................................................  (13,515,080)   (6,110,149)
Net Assets:
  Beginning of year..........................................................................  142,855,556   148,965,705
                                                                                              ------------  ------------
  End of period/(a)/......................................................................... $129,340,476  $142,855,556
                                                                                              ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................       34,230        14,148
        Institutional Shares.................................................................    1,433,058     1,643,342
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................................           --        51,206
             Institutional Shares............................................................           --     1,612,966
  Shares repurchased: Class A Shares.........................................................      (56,135)     (274,217)
             Institutional Shares............................................................     (973,321)   (4,916,371)
                                                                                              ------------  ------------
   Net increase (decrease)...................................................................      437,832    (1,868,926)
  Shares outstanding, beginning of year......................................................   17,434,655    19,303,581
                                                                                              ------------  ------------
  Shares outstanding, end of period..........................................................   17,872,487    17,434,655
                                                                                              ------------  ------------

(a) Includes undistributed net investment income as of period end............................ $    283,995  $      3,626
                                                                                              ------------  ------------


See notes to financial statements.

         BNY Hamilton Funds

                                                                                              Large Cap Value Fund
                                                                                           --------------------------
                                                                                            Six Months
                                                                                               Ended
                                                                                             June 30,     Year Ended
                                                                                               2008      December 31,
                                                                                            (Unaudited)      2007
                                                                                           ------------  ------------
Operations:
  Net investment income................................................................... $  2,397,766  $  8,211,442
  Net realized gain on investments........................................................   21,587,581    29,027,117
  Decrease in unrealized appreciation/depreciation on investments.........................  (55,411,038)  (12,463,909)
                                                                                           ------------  ------------
   Net increase (decrease) in net assets resulting from operations........................  (31,425,691)   24,774,650
                                                                                           ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares....................................       (7,819)      (26,067)
                        Institutional Shares..............................................   (2,310,682)   (8,158,140)
  Distributions from capital gains: Class A Shares........................................           --       (82,349)
                    Institutional Shares..................................................           --   (22,922,639)
                                                                                           ------------  ------------
                                                                                             (2,318,501)  (31,189,195)
                                                                                           ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares........................................       13,282        56,431
                    Institutional Shares..................................................    5,422,932    22,686,461
  Proceeds from shares issued on reinvestment of dividends
   and distributions: Class A Shares......................................................        7,818       108,039
             Institutional Shares.........................................................      429,668    21,495,373
  Value of capital stock repurchased: Class A Shares......................................      (11,484)     (304,661)
                     Institutional Shares.................................................  (38,291,936)  (69,898,378)
                                                                                           ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock transactions...........................................................................  (32,429,720)  (25,856,735)
                                                                                           ------------  ------------
   Decrease in Net Assets.................................................................  (66,173,912)  (32,271,280)
Net Assets:
  Beginning of year.......................................................................  330,494,543   362,765,823
                                                                                           ------------  ------------
  End of period/(a)/...................................................................... $264,320,631  $330,494,543
                                                                                           ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.............................................................        1,176         4,584
        Institutional Shares..............................................................      493,334     1,870,056
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares......................................................          739         9,207
             Institutional Shares.........................................................       40,804     1,848,340
  Shares repurchased: Class A Shares......................................................       (1,061)      (24,351)
             Institutional Shares.........................................................   (3,530,986)   (5,702,339)
                                                                                           ------------  ------------
   Net increase (decrease)................................................................   (2,995,994)   (1,994,503)
  Shares outstanding, beginning of year...................................................   28,723,532    30,718,035
                                                                                           ------------  ------------
  Shares outstanding, end of period.......................................................   25,727,538    28,723,532
                                                                                           ------------  ------------

(a) Includes undistributed net investment income as of period end......................... $    132,893  $     53,628
                                                                                           ------------  ------------

                                                                                             Multi-Cap Equity Fund
                                                                                           -------------------------
                                                                                           Six Months
                                                                                              Ended
                                                                                            June 30,     Year Ended
                                                                                              2008      December 31,
                                                                                           (Unaudited)      2007
                                                                                           -----------  ------------
Operations:
  Net investment income................................................................... $   233,842  $    506,338
  Net realized gain on investments........................................................   1,535,675     6,981,622
  Decrease in unrealized appreciation/depreciation on investments.........................  (8,223,557)   (6,281,660)
                                                                                           -----------  ------------
   Net increase (decrease) in net assets resulting from operations........................  (6,454,040)    1,206,300
                                                                                           -----------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares....................................          --      (483,442)
                        Institutional Shares..............................................          --            --
  Distributions from capital gains: Class A Shares........................................          --    (7,298,733)
                    Institutional Shares..................................................          --            --
                                                                                           -----------  ------------
                                                                                                    --    (7,782,175)
                                                                                           -----------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares........................................   2,460,685     4,946,654
                    Institutional Shares..................................................          --            --
  Proceeds from shares issued on reinvestment of dividends
   and distributions: Class A Shares......................................................          --     7,644,418
             Institutional Shares.........................................................          --            --
  Value of capital stock repurchased: Class A Shares......................................  (5,368,533)  (11,479,287)
                     Institutional Shares.................................................          --            --
                                                                                           -----------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions...........................................................................  (2,907,848)    1,111,785
                                                                                           -----------  ------------
   Decrease in Net Assets.................................................................  (9,361,888)   (5,464,090)
Net Assets:
  Beginning of year.......................................................................  58,835,161    64,299,251
                                                                                           -----------  ------------
  End of period/(a)/...................................................................... $49,473,273  $ 58,835,161
                                                                                           -----------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.............................................................     170,055       282,463
        Institutional Shares..............................................................          --            --
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares......................................................    (382,017)      488,000
             Institutional Shares.........................................................          --            --
  Shares repurchased: Class A Shares......................................................          --      (656,409)
             Institutional Shares.........................................................          --            --
                                                                                           -----------  ------------
   Net increase (decrease)................................................................    (211,962)      114,054
  Shares outstanding, beginning of year...................................................   3,919,373     3,805,319
                                                                                           -----------  ------------
  Shares outstanding, end of period.......................................................   3,707,411     3,919,373
                                                                                           -----------  ------------

(a) Includes undistributed net investment income as of period end......................... $   237,274  $      3,432
                                                                                           -----------  ------------

See notes to financial statements.

         BNY Hamilton Funds


                                                                                                S&P 500 Index Fund
                                                                                            --------------------------
                                                                                             Six Months
                                                                                                Ended
                                                                                              June 30,     Year Ended
                                                                                                2008      December 31,
                                                                                             (Unaudited)      2007
                                                                                            ------------  ------------
Operations:
  Net investment income.................................................................... $  1,078,773  $  2,454,803
  Net realized gain (loss) on investments and futures......................................       41,572     5,149,861
  Decrease in unrealized appreciation/depreciation on investments and
   futures.................................................................................  (16,716,533)     (344,861)
                                                                                            ------------  ------------
   Net increase (decrease) in net assets resulting from operations.........................  (15,596,188)    7,259,803
                                                                                            ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A & Investor Shares..........................       (8,801)      (19,448)
                        Institutional Shares...............................................   (1,032,867)   (2,427,605)
  Distributions from capital gains: Class A & Investor Shares..............................           --       (49,627)
                    Institutional Shares...................................................           --    (5,407,709)
                                                                                            ------------  ------------
                                                                                              (1,041,668)   (7,904,389)
                                                                                            ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A & Investor Shares..............................      157,359        88,902
                    Institutional Shares...................................................   10,654,524    19,603,749
  Proceeds from shares issued on reinvestment of dividends
   and distributions: Class A & Investor Shares............................................        8,801        69,076
             Institutional Shares..........................................................      686,422     6,920,312
  Value of capital stock repurchased: Class A & Investor Shares............................      (52,252)     (422,014)
                     Institutional Shares..................................................  (12,265,036)  (38,382,406)
                                                                                            ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions............................................................................     (810,182)  (12,122,381)
                                                                                            ------------  ------------
   Decrease in Net Assets..................................................................  (17,448,038)  (12,766,967)
Net Assets:
  Beginning of year........................................................................  129,857,499   142,624,466
                                                                                            ------------  ------------
  End of period/(a)/....................................................................... $112,409,461  $129,857,499
                                                                                            ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A & Investor Shares...................................................       19,091         9,990
        Institutional Shares...............................................................    1,311,741     2,164,034
  Shares issued on reinvestment of dividends
   and distributions: Class A & Investor Shares............................................        1,119         7,717
             Institutional Shares..........................................................       87,282       774,295
  Shares repurchased: Class A & Investor Shares............................................       (6,399)      (45,175)
             Institutional Shares..........................................................   (1,509,942)   (4,219,194)
                                                                                            ------------  ------------
   Net increase (decrease).................................................................      (97,108)   (1,308,333)
  Shares outstanding, beginning of year....................................................   14,885,334    16,193,667
                                                                                            ------------  ------------
  Shares outstanding, end of period........................................................   14,788,226    14,885,334
                                                                                            ------------  ------------

(a) Includes undistributed net investment income as of period end.......................... $     53,843  $     16,738
                                                                                            ------------  ------------

                                                                                                  Small Cap Core
                                                                                                    Equity Fund
                                                                                            --------------------------
                                                                                             Six Months
                                                                                                Ended
                                                                                              June 30,     Year Ended
                                                                                                2008      December 31,
                                                                                             (Unaudited)      2007
                                                                                            ------------  ------------
Operations:
  Net investment income.................................................................... $    602,206  $    927,593
  Net realized gain (loss) on investments and futures......................................   (4,789,502)   11,866,853
  Decrease in unrealized appreciation/depreciation on investments and
   futures.................................................................................  (21,152,941)   (2,971,049)
                                                                                            ------------  ------------
   Net increase (decrease) in net assets resulting from operations.........................  (25,340,237)    9,823,397
                                                                                            ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A & Investor Shares..........................           --        (1,160)
                        Institutional Shares...............................................           --      (603,813)
  Distributions from capital gains: Class A & Investor Shares..............................           --      (163,545)
                    Institutional Shares...................................................           --   (16,458,468)
                                                                                            ------------  ------------
                                                                                                      --   (17,226,986)
                                                                                            ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A & Investor Shares..............................       26,592       708,987
                    Institutional Shares...................................................    6,498,376    17,512,877
  Proceeds from shares issued on reinvestment of dividends
   and distributions: Class A & Investor Shares............................................           --       101,396
             Institutional Shares..........................................................           --    14,899,915
  Value of capital stock repurchased: Class A & Investor Shares............................      (50,150)     (715,715)
                     Institutional Shares..................................................  (19,590,414)  (27,829,591)
                                                                                            ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions............................................................................  (13,115,596)    4,677,869
                                                                                            ------------  ------------
   Decrease in Net Assets..................................................................  (38,455,833)   (2,725,720)
Net Assets:
  Beginning of year........................................................................  193,109,211   195,834,931
                                                                                            ------------  ------------
  End of period/(a)/....................................................................... $154,653,378  $193,109,211
                                                                                            ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A & Investor Shares...................................................        2,288        54,324
        Institutional Shares...............................................................      580,913     1,384,222
  Shares issued on reinvestment of dividends
   and distributions: Class A & Investor Shares............................................           --         8,321
             Institutional Shares..........................................................           --     1,216,470
  Shares repurchased: Class A & Investor Shares............................................       (4,596)      (55,999)
             Institutional Shares..........................................................   (1,781,179)   (2,180,272)
                                                                                            ------------  ------------
   Net increase (decrease).................................................................   (1,202,574)      427,066
  Shares outstanding, beginning of year....................................................   16,395,068    15,968,002
                                                                                            ------------  ------------
  Shares outstanding, end of period........................................................   15,192,494    16,395,068
                                                                                            ------------  ------------

(a) Includes undistributed net investment income as of period end.......................... $    668,683  $     66,477
                                                                                            ------------  ------------

See notes to financial statements.

         BNY Hamilton Funds

                                                                                                    Small Cap Growth Fund
                                                                                                -----------------------------
                                                                                                Six Months Ended  Year Ended
                                                                                                 June 30, 2008   December 31,
                                                                                                  (Unaudited)        2007
                                                                                                ---------------- ------------
Operations:
 Net investment income (loss)..................................................................   $    568,345   $   (451,377)
 Net realized gain on investments..............................................................         17,284      9,858,590
 Increase (decrease) in unrealized
   appreciation/depreciation on investments....................................................    (12,887,129)     5,271,189
                                                                                                  ------------   ------------
   Net increase (decrease) in net assets
    resulting from operations..................................................................    (12,301,500)    14,678,402
                                                                                                  ------------   ------------
Distributions to Shareholders:
 Distributions from capital gains: Class A
   Shares......................................................................................             --       (316,839)
                     Institutional Shares......................................................             --     (8,451,790)
                                                                                                  ------------   ------------
                                                                                                            --     (8,768,629)
                                                                                                  ------------   ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A
   Shares......................................................................................        158,474        276,704
                     Institutional Shares......................................................      3,508,582      8,755,732
 Proceeds from shares issued on
   reinvestment of dividends: Class A Shares...................................................             --        313,763
           Institutional Shares................................................................             --      7,046,966
 Value of capital stock repurchased: Class A
   Shares......................................................................................       (393,069)    (3,600,954)
                      Institutional Shares.....................................................    (17,041,024)   (52,847,249)
                                                                                                  ------------   ------------
 Net decrease in net assets resulting from
   capital stock transactions..................................................................    (13,767,037)   (40,055,038)
                                                                                                  ------------   ------------
   Decrease in Net Assets......................................................................    (26,068,537)   (34,145,265)
Net Assets:
 Beginning of year.............................................................................    105,476,120    139,621,385
                                                                                                  ------------   ------------
 End of period/(a)/............................................................................   $ 79,407,583   $105,476,120
                                                                                                  ------------   ------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares...................................................................         11,913         18,395
         Institutional Shares..................................................................        255,028        588,847
 Shares issued on reinvestment of dividends:
   Class A Shares..............................................................................             --         20,860
                           Institutional
   Shares......................................................................................             --        458,314
 Shares repurchased: Class A Shares............................................................        (29,616)      (247,500)
             Institutional Shares..............................................................     (1,210,150)    (3,524,187)
                                                                                                  ------------   ------------
   Net decrease................................................................................       (972,825)    (2,685,271)
 Shares outstanding, beginning of year.........................................................      7,043,798      9,729,069
                                                                                                  ------------   ------------
 Shares outstanding, end of period.............................................................      6,070,973      7,043,798
                                                                                                  ------------   ------------

(a) Includes undistributed net investment
 income as of period end.......................................................................   $    568,345   $         --
                                                                                                  ------------   ------------

See notes to financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

         BNY Hamilton Global Real Estate Securities Fund

         Financial Highlights

                                                               Net Realized
                                                              and Unrealized
                                                                 Loss on
                                         Net Asset             Investments   Distributions Net Asset
                                          Value,      Net      and Foreign     from Net     Value,
                                         Beginning Investment    Currency     Investment    End of
                                         of Period Income(a)   Transactions     Income      Period
                                         --------- ---------- -------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................  $ 9.04     $0.09        $(1.22)       $(0.05)     $ 7.86
For the year ended December 31, 2007....   10.00      0.18         (0.97)        (0.17)       9.04
For the period December 29, 2006*
 through December 31, 2006..............   10.00        --            --            --       10.00

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................    9.04      0.10         (1.22)        (0.06)       7.86
For the year ended December 31, 2007....   10.00      0.20         (0.98)        (0.18)       9.04
For the period December 29, 2006*
 through December 31, 2006..............   10.00        --            --            --       10.00

* Commencement of offering of shares.
**Annualized.
(1)Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Global Real Estate Securities Fund

                                                                         Ratio to Average Net Assets of:
                                                                     -------------------------------------
                                           Total
                                         Investment                  Expenses, Net
                                           Return                      of Waiver   Expenses, Prior
                                          Based on    Net Assets,      from The    to Waiver from     Net     Portfolio
                                         Net Asset   End of Period      Bank of      The Bank of   Investment Turnover
                                          Value(b)  (000's Omitted)    New York       New York       Income     Rate
                                         ---------- ---------------  ------------- --------------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (12.50)%     $    45          1.48%**        1.50%**       2.15%**    43%
For the year ended December 31, 2007....    (8.00)%          52          1.50%          1.58%         1.87%      73%
For the period December 29, 2006*
 through December 31, 2006..............       --            --/(1)/       --             --            --       --

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (12.39)%      62,533          1.23%**        1.26%**       2.42%**    43%
For the year ended December 31, 2007....    (7.83)%      51,140          1.25%          1.34%         1.97%      73%
For the period December 29, 2006*
 through December 31, 2006..............       --            --/(1)/       --             --            --       --

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                               Net Realized
                                                              and Unrealized
                                                              Gain (Loss) on
                                         Net Asset             Investments   Distributions Net Asset
                                          Value,      Net      and Foreign     from Net     Value,
                                         Beginning Investment    Currency     Investment    End of
                                          of Year  Income(a)   Transactions     Income      Period
                                         --------- ---------- -------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................  $16.37     $0.28        $(2.12)       $   --      $14.53
For the year ended December 31, 2007....   15.27      0.36          1.09         (0.35)      16.37
For the year ended December 31, 2006....   12.47      0.27          2.77         (0.24)      15.27
For the year ended December 31, 2005....   11.19      0.17          1.26         (0.15)      12.47
For the year ended December 31, 2004....    9.77      0.13          1.39         (0.10)      11.19
For the year ended December 31, 2003....    7.29      0.08          2.46         (0.06)       9.77

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   16.58      0.31         (2.16)           --       14.73
For the year ended December 31, 2007....   15.46      0.41          1.10         (0.39)      16.58
For the year ended December 31, 2006....   12.62      0.30          2.81         (0.27)      15.46
For the year ended December 31, 2005....   11.32      0.20          1.29         (0.19)      12.62
For the year ended December 31, 2004....    9.89      0.14          1.42         (0.13)      11.32
For the year ended December 31, 2003....    7.38      0.10          2.49         (0.08)       9.89

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                                        Ratio to average net assets of:
                                                                    --------------------------------------
                                           Total
                                         Investment                 Expenses, net
                                           Return                     of waiver   expenses, prior
                                          based on    Net Assets,     from the    to waiver from     net     Portfolio
                                         Net Asset   End of Period     bank of      the bank of   investment Turnover
                                          Value(b)  (000's omitted)   new York       new York       income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (11.24)%    $  4,738         0.94%*         0.95%*        3.74%*       7%
For the year ended December 31, 2007....     9.50%        5,623         0.94%          0.94%         2.20%       11%
For the year ended December 31, 2006....    24.38%        5,366         0.93%          0.93%         1.92%       15%
For the year ended December 31, 2005....    12.81%        4,431         1.10%          1.10%         1.49%       11%
For the year ended December 31, 2004....    15.61%        4,384         1.35%          1.35%         1.25%       31%
For the year ended December 31, 2003....    34.85%        6,260         1.56%          1.56%         1.01%      101%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (11.16)%     480,902         0.69%*         0.70%*        4.03%*       7%
For the year ended December 31, 2007....     9.79%      545,392         0.69%          0.69%         2.45%       11%
For the year ended December 31, 2006....    24.68%      456,316         0.68%          0.68%         2.14%       15%
For the year ended December 31, 2005....    13.14%      308,769         0.84%          0.84%         1.71%       11%
For the year ended December 31, 2004....    15.85%      219,404         1.08%          1.08%         1.37%       31%
For the year ended December 31, 2003....    35.13%      144,908         1.31%          1.31%         1.24%      101%

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                                               Net Realized
                                         Net Asset            and Unrealized  Distributions               Net Asset
                                          Value,      Net     Gain (Loss) on    from Net    Distributions  Value,
                                         Beginning Investment Investments and  Investment       from       End of
                                         of Period Income(a)  Written Options    Income     Capital Gains  Period
                                         --------- ---------- --------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................  $14.61     $0.06        $(2.25)        $(0.06)       $   --      $12.36
For the year ended December 31, 2007....   14.42      0.10          1.48          (0.10)        (1.29)      14.61
For the year ended December 31, 2006....   13.35      0.10          2.03          (0.08)        (0.98)      14.42
For the year ended December 31, 2005....   13.22      0.10          0.73          (0.15)        (0.55)      13.35
For the year ended December 31, 2004....   12.33      0.25          0.86          (0.22)           --       13.22
For the year ended December 31, 2003....   10.31      0.23          1.99          (0.20)           --       12.33

Class C Shares
For the period ended June 12, 2005***
 (Unaudited)............................   13.22      0.01          0.18          (0.01)           --       13.40
For the period June 9, 2004* through
 December 31, 2004......................   12.52      0.10          0.68          (0.08)           --       13.22
Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   14.66      0.08         (2.26)         (0.08)           --       12.40
For the year ended December 31, 2007....   14.46      0.14          1.49          (0.14)        (1.29)      14.66
For the year ended December 31, 2006....   13.38      0.13          2.05          (0.12)        (0.98)      14.46
For the year ended December 31, 2005....   13.26      0.13          0.72          (0.18)        (0.55)      13.38
For the year ended December 31, 2004....   12.37      0.28          0.86          (0.25)           --       13.26
For the year ended December 31, 2003....   10.34      0.26          2.00          (0.23)           --       12.37

*  Commencement of offering of shares.
** Annualized.
***On June 13, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                           Total
                                         Investment                                Ratio to
                                           Return                    Ratio to      Average
                                          Based on    Net Assets,     Average   Net Assets of  Portfolio
                                         Net Asset   End of Period  Net Assets  Net Investment Turnover
                                          Value(b)  (000's Omitted) of Expenses     Income       Rate
                                         ---------- --------------- ----------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (14.99)%    $ 22,302        1.04%**       0.92%**      46%
For the year ended December 31, 2007....    10.94%       27,391        1.04%         0.69%        66%
For the year ended December 31, 2006....    16.11%       28,389        1.03%         0.69%        53%
For the year ended December 31, 2005....     6.25%       28,980        1.04%         0.75%        52%
For the year ended December 31, 2004....     9.11%       33,720        1.10%         1.99%        40%
For the year ended December 31, 2003....    21.82%       33,501        1.16%         2.12%        24%

Class C Shares
For the period ended June 12, 2005***
 (Unaudited)............................     1.42%           27        1.79%**       0.15%**      27%
For the period June 9, 2004* through
 December 31, 2004......................     7.05%           27        1.82%**       1.38%**      40%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (14.91)%     330,193        0.79%**       1.17%**      46%
For the year ended December 31, 2007....    11.27%      401,002        0.79%         0.94%        66%
For the year ended December 31, 2006....    16.43%      385,132        0.78%         0.93%        53%
For the year ended December 31, 2005....     6.42%      360,168        0.79%         0.99%        52%
For the year ended December 31, 2004....     9.35%      343,346        0.85%         2.24%        40%
For the year ended December 31, 2003....    22.17%      347,684        0.91%         2.36%        24%

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                         Net Asset                   Net Realized  Distributions                Net Asset
                                          Value,         Net        and Unrealized   from Net     Distributions  Value,
                                         Beginning    Investment    Gain (Loss) on  Investment        from       End of
                                          of Year  Income (Loss)(a)  Investments      Income      Capital Gains  Period
                                         --------- ---------------- -------------- -------------  ------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................   $8.10        $ 0.01          $(0.96)       $   --         $   --       $7.15
For the year ended December 31, 2007....    7.64          0.01            1.35         (0.01)         (0.89)       8.10
For the year ended December 31, 2006....    7.65            --/(1)/       0.44            --/(1)/     (0.45)       7.64
For the year ended December 31, 2005....    9.52         (0.01)          (0.01)           --          (1.85)       7.65
For the year ended December 31, 2004....    9.43          0.06            0.24         (0.06)         (0.15)       9.52
For the year ended December 31, 2003....    7.72          0.04            1.71         (0.04)            --        9.43

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................    8.20          0.02           (0.98)           --             --        7.24
For the year ended December 31, 2007....    7.72          0.03            1.37         (0.03)         (0.89)       8.20
For the year ended December 31, 2006....    7.73          0.02            0.45         (0.03)         (0.45)       7.72
For the year ended December 31, 2005....    9.60          0.02           (0.02)        (0.02)         (1.85)       7.73
For the year ended December 31, 2004....    9.50          0.09            0.25         (0.09)         (0.15)       9.60
For the year ended December 31, 2003....    7.78          0.07            1.71         (0.06)            --        9.50

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)Less than $0.01 per share.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                           Total
                                         Investment                                Ratio to
                                           Return                    Ratio to      Average
                                          Based on    Net Assets,     Average   Net Assets of  Portfolio
                                         Net Asset   End of Period  Net Assets  Net Investment Turnover
                                          Value(b)  (000's Omitted) of Expenses Income (loss)    Rate
                                         ---------- --------------- ----------- -------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (11.73)%    $  3,483        1.12%*        0.17%*        49%
For the year ended December 31, 2007....    17.79%        4,127        1.10%         0.10%         52%
For the year ended December 31, 2006....     6.04%        5,487        1.09%         0.06%         51%
For the year ended December 31, 2005....    (0.13)%       8,126        1.08%        (0.06)%       101%
For the year ended December 31, 2004....     3.31%       10,758        1.11%         0.60%         90%
For the year ended December 31, 2003....    22.72%       17,988        1.15%         0.51%         20%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (11.71)%     125,857        0.87%*        0.42%*        49%
For the year ended December 31, 2007....    18.18%      138,729        0.85%         0.34%         52%
For the year ended December 31, 2006....     6.29%      143,479        0.84%         0.30%         51%
For the year ended December 31, 2005....     0.07%      205,786        0.82%         0.19%        101%
For the year ended December 31, 2004....     3.63%      336,716        0.85%         0.91%         90%
For the year ended December 31, 2003....    22.99%      348,188        0.90%         0.77%         20%

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                         Net Asset             Net Realized  Distributions               Net Asset
                                          Value,      Net     and Unrealized   from Net    Distributions  Value,
                                         Beginning Investment Gain (Loss) on  Investment       from       End of
                                          of Year  Income(a)   Investments      Income     Capital Gains  Period
                                         --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................  $11.55     $0.07        $(1.23)       $(0.07)       $   --      $10.32
For the year ended December 31, 2007....   11.85      0.25          0.56         (0.26)        (0.85)      11.55
For the year ended December 31, 2006....   11.24      0.18          1.53         (0.18)        (0.92)      11.85
For the year ended December 31, 2005....   10.81      0.15          0.76         (0.14)        (0.34)      11.24
For the year ended December 31, 2004....   10.03      0.15          0.77         (0.14)           --       10.81
For the year ended December 31, 2003....    7.88      0.09          2.14         (0.08)           --       10.03

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   11.51      0.09         (1.24)        (0.09)           --       10.27
For the year ended December 31, 2007....   11.81      0.28          0.56         (0.29)        (0.85)      11.51
For the year ended December 31, 2006....   11.19      0.21          1.54         (0.21)        (0.92)      11.81
For the year ended December 31, 2005....   10.76      0.18          0.76         (0.17)        (0.34)      11.19
For the year ended December 31, 2004....   10.01      0.18          0.73         (0.16)           --       10.76
For the year ended December 31, 2003....    7.86      0.11          2.14         (0.10)           --       10.01

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                                        Ratio to Average Net Assets of:
                                                                    --------------------------------------
                                           Total
                                         Investment                 Expenses, Net
                                           Return                     of Waiver   Expenses, Prior
                                          Based on    Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Net Asset   End of Period     Bank of      The Bank of   Investment Turnover
                                          Value(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (10.02)%    $  1,094         1.05%*         1.06%*        1.36%*     89%
For the year ended December 31, 2007....     6.78%        1,214         1.04%          1.04%         2.04%      34%
For the year ended December 31, 2006....    15.41%        1,371         1.03%          1.03%         1.50%      59%
For the year ended December 31, 2005....     8.45%        1,015         1.05%          1.06%         1.33%      43%
For the year ended December 31, 2004....     9.22%          860         1.05%          1.17%         1.42%      37%
For the year ended December 31, 2003....    28.43%          667         1.05%          1.34%         0.99%      12%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (10.03)%     263,227         0.80%*         0.81%*        1.63%*     89%
For the year ended December 31, 2007....     7.07%      329,281         0.79%          0.79%         2.31%      34%
For the year ended December 31, 2006....    15.84%      361,395         0.78%          0.78%         1.76%      59%
For the year ended December 31, 2005....     8.74%      310,927         0.80%          0.81%         1.59%      43%
For the year ended December 31, 2004....     9.21%      236,631         0.80%          0.91%         1.73%      37%
For the year ended December 31, 2003....    28.72%      129,318         0.80%          1.10%         1.22%      12%

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

                                         Net Asset             Net Realized  Distributions               Net Asset
                                          Value,      Net     and Unrealized   from Net    Distributions  Value,
                                         Beginning Investment Gain (Loss) on  Investment       from       End of
                                          of Year  Income(a)   Investments      Income     Capital Gains  Period
                                         --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................  $15.01     $0.06        $(1.73)       $   --        $   --      $13.34
For the year ended December 31, 2007....   16.90      0.14          0.19         (0.14)        (2.08)      15.01
For the year ended December 31, 2006....   15.22      0.09          1.70         (0.10)        (0.01)      16.90
For the year ended December 31, 2005....   14.24      0.10          0.98         (0.10)           --       15.22
For the year ended December 31, 2004....   12.81      0.07          1.43         (0.07)           --       14.24
For the year ended December 31, 2003....    9.77      0.04          3.04         (0.04)           --       12.81

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

                                                                        Ratio to Average Net Assets of:
                                                                    --------------------------------------
                                           Total
                                         Investment                 Expenses, Net
                                           Return                     of Waiver   Expenses, Prior
                                          Based on    Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Net asset   End of Period     Bank of      The Bank of   Investment Turnover
                                          Value(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (11.13)%     $49,473         1.10%*         1.10%*        0.88%*     14%
For the year ended December 31, 2007....     1.59%       58,835         1.25%          1.27%         0.80%      25%
For the year ended December 31, 2006....    11.76%       64,299         1.25%          1.26%         0.57%       7%
For the year ended December 31, 2005....     7.59%       67,283         1.25%          1.28%         0.70%      10%
For the year ended December 31, 2004....    11.72%       60,274         1.25%          1.45%         0.50%      22%
For the year ended December 31, 2003....    31.50%       54,933         1.25%          1.55%         0.32%      24%

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                               Net Realized
                                         Net Asset            and Unrealized Distributions               Net Asset
                                          Value,      Net     Gain (Loss) on   from Net    Distributions  Value,
                                         Beginning Investment  Investments    Investment       from       End of
                                          of Year  Income(a)   and Futures      Income     Capital Gains  Period
                                         --------- ---------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Investor Shares
For the six months ended June 30, 2008
 (Unaudited)............................   $8.73     $0.06        $(1.12)       $(0.06)       $   --       $7.61
For the year ended December 31, 2007....    8.81      0.14          0.30         (0.14)        (0.38)       8.73
For the year ended December 31, 2006....    7.98      0.11          1.08         (0.12)        (0.24)       8.81
For the year ended December 31, 2005....    8.26      0.10          0.26         (0.10)        (0.54)       7.98
For the year ended December 31, 2004....    7.60      0.12          0.65         (0.11)           --        8.26
For the year ended December 31, 2003....    6.00      0.08          1.59         (0.07)           --        7.60

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................    8.72      0.07         (1.12)        (0.07)           --        7.60
For the year ended December 31, 2007....    8.81      0.16          0.29         (0.16)        (0.38)       8.72
For the year ended December 31, 2006....    7.97      0.14          1.07         (0.13)        (0.24)       8.81
For the year ended December 31, 2005....    8.25      0.13          0.25         (0.12)        (0.54)       7.97
For the year ended December 31, 2004....    7.59      0.13          0.66         (0.13)           --        8.25
For the year ended December 31, 2003....    6.00      0.10          1.58         (0.09)           --        7.59

* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                                        Ratio to Average Net Assets of:
                                                                    --------------------------------------
                                           Total
                                         Investment                 Expenses, Net
                                           Return                     of Waiver   Expenses, Prior
                                          Based on    Net Assets,     from The    to Waiver from     Net     Portfolio
                                         Net Asset   End of Period     Bank of      The Bank of   Investment Turnover
                                          Value(b)  (000's Omitted)   New York       New York       Income     Rate
                                         ---------- --------------- ------------- --------------- ---------- ---------
PER SHARE DATA:
Investor Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (12.14)%    $  1,143         0.60%*         0.73%*        1.57%*      3%
For the year ended December 31, 2007....     4.90%        1,191         0.60%          0.71%         1.51%       5%
For the year ended December 31, 2006....    15.04%        1,445         0.60%          0.71%         1.40%      11%
For the year ended December 31, 2005....     4.29%          871         0.60%          0.76%         1.26%      49%
For the year ended December 31, 2004....    10.20%        1,265         0.60%          0.89%         1.49%      17%
For the year ended December 31, 2003....    27.90%          692         0.60%          1.06%         1.17%      40%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (12.05)%     111,266         0.35%*         0.48%*        1.82%*      3%
For the year ended December 31, 2007....     5.05%      128,666         0.35%          0.45%         1.77%       5%
For the year ended December 31, 2006....    15.45%      141,179         0.35%          0.46%         1.64%      11%
For the year ended December 31, 2005....     4.57%      131,541         0.35%          0.50%         1.54%      49%
For the year ended December 31, 2004....    10.46%      119,104         0.35%          0.65%         1.70%      17%
For the year ended December 31, 2003....    28.17%       92,237         0.35%          0.82%         1.44%      40%

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

                                         Net Asset                   Net Realized  Distributions               Net Asset
                                          Value,         Net        and Unrealized   from Net    Distributions  Value,
                                         Beginning    Investment    Gain (Loss) on  Investment       from       End of
                                         of Period Income (Loss)(a)  Investments      Income     Capital Gains  Period
                                         --------- ---------------- -------------- ------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................  $11.74        $ 0.02          $(1.63)       $   --        $   --      $10.13
For the year ended December 31, 2007....   12.24          0.03            0.55         (0.01)        (1.07)      11.74
For the year ended December 31, 2006....   11.13          0.01            1.19         (0.01)        (0.08)      12.24
For the period March 2, 2005* through
 December 31, 2005......................   10.00         (0.01)           1.14            --            --       11.13

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   11.78          0.04           (1.64)           --            --       10.18
For the year ended December 31, 2007....   12.26          0.06            0.57         (0.04)        (1.07)      11.78
For the year ended December 31, 2006....   11.15          0.04            1.19         (0.04)        (0.08)      12.26
For the period March 2, 2005* through
 December 31, 2005......................   10.00          0.01            1.15         (0.01)           --       11.15

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

                                                                         Ratio to Average Net Assets of:
                                                                    -------------------------------------
                                           Total
                                         Investment                 Expenses, Net
                                           Return                     of Waiver   Expenses, Prior
                                          Based on    Net Assets,     from The    to Waiver from     Net      Portfolio
                                         Net Asset   End of Period     Bank of      The Bank of   Investment  Turnover
                                          Value(b)  (000's Omitted)   New York       New York       Income      Rate
                                         ---------- --------------- ------------- --------------- ----------  ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (13.71)%    $  1,576         1.25%%**       1.27%**       0.45%**     21%
For the year ended December 31, 2007....     4.49%        1,854         1.25%          1.25%         0.21%       36%
For the year ended December 31, 2006....    10.78%        1,852         1.25%          1.25%         0.05%       26%
For the period March 2, 2005* through
 December 31, 2005......................    11.30%        1,400         1.25%**        1.47%**      (0.14)%**    12%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (13.58)%     153,077         1.00%**        1.02%**       0.70%**     21%
For the year ended December 31, 2007....     4.90%      191,255         1.00%          1.00%         0.46%       36%
For the year ended December 31, 2006....    11.01%      193,983         1.00%          1.00%         0.32%       26%
For the period March 2, 2005* through
 December 31, 2005......................    11.55%      108,758         1.00%**        1.21%**       0.11%**     12%

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                         Net Asset                   Net Realized                Net Asset
                                          Value,         Net        and Unrealized Distributions  Value,
                                         Beginning    Investment    Gain (Loss) on     from       End of
                                         of Period Income (Loss)(a)  Investments   Capital Gains  Period
                                         --------- ---------------- -------------- ------------- ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................  $14.66        $ 0.07          $(1.94)       $   --      $12.79
For the year ended December 31, 2007....   14.10         (0.10)           1.97         (1.31)      14.66
For the year ended December 31, 2006....   14.57         (0.13)           1.31         (1.65)      14.10
For the year ended December 31, 2005....   15.35         (0.13)          (0.30)        (0.35)      14.57
For the year ended December 31, 2004....   15.46         (0.14)           0.95         (0.92)      15.35
For the year ended December 31, 2003....   11.79         (0.12)           4.51         (0.72)      15.46

Class C Shares
For the period May 12, 2006* through
 October 30, 2006 (Unaudited)...........   15.96         (0.12)          (0.71)        (0.34)      14.79
For the period May 12, 2006* through
 June 30, 2006 (Unaudited)..............   15.96         (0.04)          (0.79)           --       15.13

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   14.99          0.09           (1.99)           --       13.09
For the year ended December 31, 2007....   14.36         (0.06)           2.00         (1.31)      14.99
For the year ended December 31, 2006....   14.79         (0.10)           1.32         (1.65)      14.36
For the year ended December 31, 2005....   15.54         (0.10)          (0.30)        (0.35)      14.79
For the year ended December 31, 2004....   15.63         (0.10)           0.93         (0.92)      15.54
For the year ended December 31, 2003....   11.89         (0.07)           4.53         (0.72)      15.63

*  Commencement of offering of shares.
** Annualized.
***On October 31, 2006, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemptions on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculations of total investment return. Total return does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                                         Ratio to Average Net Assets of:
                                                                    -------------------------------------
                                           Total
                                         Investment                 Expenses, Net
                                           Return                     of Waiver   Expenses, Prior    Net
                                          based on    Net Assets,     from the    to Waiver from  Investment  Portfolio
                                         Net Asset   End of Period     Bank of      the Bank of     Income    Turnover
                                          Value(b)  (000's omitted)   New York       New York       (Loss)      Rate
                                         ---------- --------------- ------------- --------------- ----------  ---------
PER SHARE DATA:
Class A Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (12.76)%    $  3,080         1.39%**        1.39%**       1.10%**      78%
For the year ended December 31, 2007....    13.10%        3,790         1.30%          1.30%        (0.65)%       89%
For the year ended December 31, 2006....     8.46%        6,581         1.18%          1.18%        (0.91)%      127%
For the year ended December 31, 2005....    (2.91)%      74,414         1.16%          1.16%        (0.90)%       77%
For the year ended December 31, 2004....     5.59%       95,024         1.23%          1.23%        (0.89)%       67%
For the year ended December 31, 2003....    37.46%       54,456         1.31%          1.31%        (0.82)%       42%

Class C Shares
For the period May 12, 2006* through
 October 30, 2006 (Unaudited)...........    (4.94)%           2         1.95%**        1.95%**      (1.61)%**    127%
For the period May 12, 2006* through
 June 30, 2006 (Unaudited)..............    (5.14)%           2         1.79%**        1.79%**      (1.54)%**     69%

Institutional Shares
For the six months ended June 30, 2008
 (Unaudited)............................   (12.68)%      76,328         1.15%**        1.15%**       1.33%**      78%
For the year ended December 31, 2007....    13.36%      101,686         1.05%          1.05%        (0.37)%       89%
For the year ended December 31, 2006....     8.53%      133,040         0.95%          0.95%        (0.65)%      127%
For the year ended December 31, 2005....    (2.62)%     555,298         0.91%          0.91%        (0.65)%       77%
For the year ended December 31, 2004....     5.59%      731,151         0.98%          0.98%        (0.63)%       67%
For the year ended December 31, 2003....    37.73%      456,239         1.06%          1.06%        (0.55)%       42%


See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. Organization and Business

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-two separate series. The nine series presented in these financial statements consist of the BNY Hamilton Equity Funds and include BNY Hamilton Global Real Estate Securities Fund (the "Global Real Estate Securities Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Large Cap Equity Fund (formerly BNY Hamilton Equity Income Fund) (the "Large Cap Equity Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton Small Cap Core Equity Fund (the "Small Cap Core Equity Fund") and BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act.

  Each of the Funds, except the S&P 500 Index Fund, offers two classes of shares: Class A Shares (formerly, Investor Shares) and Institutional Shares. The S&P 500 Index Fund offers two classes of shares: Institutional Shares and Investor Shares. The Multi-Cap Equity Fund has only Class A Shares outstanding. Institutional Shares of this Fund are not available at this time.

  Class A Shares are sold with a front-end sales charge of up to 5.25% for purchases of less than $1 million. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Global Real Estate Securities Fund--To maximize total return consisting of capital appreciation and current income;

.. International Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers;

..  Large Cap Equity Fund--To provide long-term capital appreciation;

..  Large Cap Growth Fund--To provide long-term capital appreciation;

.. Large Cap Value Fund--To provide long-term capital appreciation; current income is a secondary consideration;

.. Multi-Cap Equity Fund--To provide long-term capital appreciation; current income is a secondary consideration;

..  S&P 500 Index Fund--To match the performance of the Standard & Poor's 500(R)
   Index Composite Stock Index (the "S&P 500(R)");

.. Small Cap Core Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of small companies;

.. Small Cap Growth Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

  In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurement" (FAS 157). FAS 157 establishes an authoritative framework for the measurement of fair value, and enhances disclosure about fair value measurements. The Statement is effective for fair value measures already required or permitted by other standards for fiscal years beginning after November 15, 2007. As a result of the adoption of FAS 157 there was no impact on the financial statements or the manner for which fair valued is determined.

  The Funds utilize various inputs in determining the value of its investments. These inputs are summarized in the three broad levels as follows: Level 1--quoted prices in active markets for identical securities Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3--significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of June 30, 2008 in valuing each of the Fund's assets carried at fair value are listed below:

            Global Real Estate Securities Fund
                                                     Investment in
            Valuation Inputs                          Securities
            ----------------                         -------------
            Level 1--Quoted Prices.................. $ 39,647,720
            Level 2--Other Significant Observable
             Inputs.................................   21,175,352
            Level 3--Significant Unobservable Inputs           --
                                                     ------------
            Total................................... $ 60,823,072
                                                     ------------

            International Equity Fund
                                                     Investment in
            Valuation Inputs                          Securities
            ----------------                         -------------
            Level 1--Quoted Prices.................. $635,703,809
            Level 2--Other Significant Observable
             Inputs.................................           --
            Level 3--Significant Unobservable Inputs           --
                                                     ------------
            Total................................... $635,703,809
                                                     ------------

            Large Cap Equity Fund
                                                     Investment in
            Valuation Inputs                          Securities
            ----------------                         -------------
            Level 1--Quoted Prices.................. $389,961,570
            Level 2--Other Significant Observable
             Inputs.................................           --
            Level 3--Significant Unobservable Inputs           --
                                                     ------------
            Total................................... $389,961,570
                                                     ------------

       Large Cap Growth Fund
                                                Investment in
       Valuation Inputs                          Securities
       ----------------                         -------------
       Level 1--Quoted Prices.................. $145,540,848
       Level 2--Other Significant Observable
        Inputs.................................           --
       Level 3--Significant Unobservable Inputs           --
                                                ------------
       Total................................... $145,540,848
                                                ------------

       Large Cap Value Fund
                                                Investment in
       Valuation Inputs                          Securities
       ----------------                         -------------
       Level 1--Quoted Prices.................. $268,062,228
       Level 2--Other Significant Observable
        Inputs.................................           --
       Level 3--Significant Unobservable Inputs           --
                                                ------------
       Total................................... $268,062,228
                                                ------------

       Multi-Cap Equity Fund
                                                Investment in
       Valuation Inputs                          Securities
       ----------------                         -------------
       Level 1--Quoted Prices.................. $ 59,747,621
       Level 2--Other Significant Observable
        Inputs.................................           --
       Level 3--Significant Unobservable Inputs           --
                                                ------------
       Total................................... $ 59,747,621
                                                ------------

       S&P 500 Index Fund
                                                                 Other
                                                Investment in  Financial
       Valuation Inputs                          Securities   Instruments
       ----------------                         ------------- -----------
       Level 1--Quoted Prices.................. $121,769,978   $(62,031)
       Level 2--Other Significant Observable
        Inputs.................................      299,475         --
       Level 3--Significant Unobservable Inputs           --         --
                                                ------------   --------
       Total................................... $122,062,453   $(62,031)
                                                ------------   --------

           Small Cap Core Equity Fund
                                                    Investment in
           Valuation Inputs                          Securities
           ----------------                         -------------
           Level 1--Quoted Prices.................. $202,957,404
           Level 2--Other Significant Observable
            Inputs.................................           --
           Level 3--Significant Unobservable Inputs           --
                                                    ------------
           Total................................... $202,957,404
                                                    ------------

           Small Cap Growth Fund
                                                    Investment in
           Valuation Inputs                          Securities
           ----------------                         -------------
           Level 1--Quoted Prices.................. $101,107,691
           Level 2--Other Significant Observable
            Inputs.................................           --
           Level 3--Significant Unobservable Inputs           --
                                                    ------------
           Total................................... $101,107,691
                                                    ------------

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnification. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging exposure to the market fluctuations of its portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short- term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Tax Information

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

  The Funds have adopted the provisions of, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of December 31, 2007, management has reviewed the tax positions for each of the open tax years 2004 to 2007, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds' financial statements.

(G) Dividends and Distributions to Shareholders

  The Global Real Estate Securities Fund, the Large Cap Equity Fund, the Large Cap Value Fund and the S&P 500 Index Fund declare and pay dividends quarterly. The International Equity Fund, the Large Cap Growth Fund, the Multi-Cap Equity Fund, the Small Cap Core Equity Fund and the Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principle requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Trust has multiple service agreements with The Bank of New York Mellon ("BNY"). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust's assets. As administrator, BNY is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

  The Bank of New York Mellon (the "Advisor") manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                      % of Average
                                    Daily Net Assets
                                    ----------------
Global Real Estate Securities Fund.      0.85%
International Equity Fund..........      0.50%
Large Cap Equity Fund..............      0.60%
Large Cap Growth Fund..............      0.60%
Large Cap Value Fund...............      0.60%
Multi-Cap Equity Fund..............      0.75%
S&P 500 Index Fund.................      0.20%
Small Cap Core Equity Fund.........      0.75%
Small Cap Growth Fund..............      0.75%

  Except for the Global Real Estate Fund and the International Equity Fund, the above rates are reduced by 0.05% on net assets in excess of $500 million and an additional 0.05% on net assets in excess of $1 billion.

  The Global Real Estate Securities Fund is sub-advised by Urdang Securities Management, Inc. ("Urdang"), a wholly-owned subsidiary of The Bank of New York Mellon. Urdang's fee is payable monthly by the Advisor at a annual rate of 0.85% of the average daily net assets of the Global Real Estate Securities Fund.

  The Multi-Cap Equity and Small Cap Core Equity Funds are sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of The Bank of New York Mellon. GW&K's fee is payable monthly by the Advisor at an annual rate of 0.75% of the average daily net assets of the Multi-Cap Equity and Small Cap Core Equity Funds.

  The Bank of New York Mellon serves as the Funds' administrator (the "Administrator"). The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to Citi Fund Services, Ohio, Inc. under the terms of sub-administration agreement.

  The Administrator's fee is payable monthly at a rate of 0.10% on each Fund's average daily net assets.

  The Administrator has voluntarily agreed to waive 0.05% of its fee for the S&P 500 Index Fund.

  During the six months ended June 30, 2008, The Bank of New York Mellon received the following amounts under the administration agreement:

                                               Amount
                                              --------
Global Real Estate Securities Fund........... $ 24,486
International Equity Fund....................  222,919
Large Cap Equity Fund........................  167,029
Large Cap Growth Fund........................   58,606
Large Cap Value Fund.........................  128,752
Multi-Cap Equity Fund........................   23,216
S&P 500 Index Fund...........................   51,939
Small Cap Core Equity Fund...................   75,611
Small Cap Growth Fund........................   37,439

  BNY Hamilton Distributors, Inc., a subsidiary of Foreside Financial Group LLC, is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York Mellon serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2008 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2008, the International Equity Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Multi-Cap Equity Fund, the S&P 500 Index Fund, the Small Cap Core Equity Fund, and the Small Cap Growth Fund did not earn any such income.

  The Bank of New York Mellon provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  Prior to April 18, 2008, The Bank of New York Mellon agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below.

                               Class A Institutional
                               Shares     Shares
                               ------- -------------
Global Real Estate Securities
 Fund.........................  1.50%      1.25%
Large Cap Value Fund..........  1.05%      0.80%
Multi-Cap Equity Fund.........  1.25%        N/A
Small Cap Core Equity
 Fund.........................  1.25%      1.00%

                    Institutional Investor
                       Shares      Shares
                    ------------- --------
S&P 500 Index Fund.     0.35%      0.60%

  Effective April 18, 2008, The Bank of New York Mellon agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below.

  These waivers are voluntary and may be discontinued at any time.

                               Class A Institutional
                               Shares     Shares
                               ------- -------------
Global Real Estate Securities
 Fund.........................  1.45%      1.20%
International Equity
 Fund.........................  0.92%      0.67%
Large Cap Equity Fund.........  1.04%      0.79%
Large Cap Growth Fund.........  1.12%      0.87%
Large Cap Value Fund..........  1.05%      0.80%
Multi-Cap Equity Fund.........  1.25%        N/A
Small Cap Core Equity
 Fund.........................  1.24%      0.99%
Small Cap Growth Fund.........  1.36%      1.11%

                               Institutional Investor
                                  Shares      Shares
                               ------------- --------
S&P 500 Index Fund............     0.35%      0.60%

  It was not necessary for the Advisor to waive expenses of the Large Cap Equity Fund, Large Cap Growth Fund, and Multi-Cap Equity Fund for the six months ended June 30, 2008.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares and Class A Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25% of the annual average daily net assets of the Investor Shares and Class A Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares during the six months ended June 30, 2008:

                                                  Class A
                                                 ---------
                                                 Front-End
                                                   Sales
                                                  Charges
                                                 ---------
                      International Equity Fund.  $  285
                      Large Cap Equity Fund.....   1,572
                      Large Cap Growth Fund.....     192
                      Large Cap Value Fund......     329
                      Multi-Cap Equity Fund.....     132
                      Small Cap Growth Fund.....     394

4. Securities Lending

  Each Fund may participate in a security lending program offered by The Bank of New York Mellon providing for the lending of portfolio securities to qualified borrowers. Each Fund is entitled to receive all income on securities loaned, in addition to income earned on the collateral received from the borrower under the lending transactions. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Although each security loaned is fully collateralized, the Fund would bear the risk of delay in recovery of, or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. In return for the securities lending services that it provides to each Fund, The Bank of New York Mellon earns a fee, payable monthly equal to seven basis points (0.07%) of the weighted average daily market value of the securities loaned by such Fund during the preceding calendar month.

5. Portfolio Securities

  For the six months ended June 30, 2008, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                        Purchases      Sales
                       ------------ ------------
Global Real Estate
 Securities Fund...... $ 42,525,888 $ 23,120,828
International Equity
 Fund.................   44,774,659   38,513,411
Large Cap Equity
 Fund.................  175,249,833  182,857,193
Large Cap Growth
 Fund.................   67,500,087   65,385,450
Large Cap Value Fund..  262,612,770  295,959,187
Multi-Cap Equity
 Fund.................    7,563,546    9,834,568
S&P 500 Index Fund....    3,143,313    3,972,351
Small Cap Core Equity
 Fund.................   36,369,126   48,040,276
Small Cap Growth
 Fund.................   65,098,167   82,812,420

  There were no purchases or sales of U.S. Government securities during the six months ended June 30, 2008.

6. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2007 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                       Capital Loss
                                       Carryforward Expiration
                                       ------------ ----------
                 Global Real Estate
                  Securities Fund..... $   561,698     2015
                 International Equity   30,809,574     2010
                  Fund................  10,488,109     2011

  During the year ended December 31, 2007, the International Equity Fund utilized capital loss carryforwards of $26,575,642, to offset realized gains.

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Small Cap Core Equity Fund and Global Real Estate Securities Fund deferred post-October losses in the amounts of $520,853 and $725,813, respectively, during 2007.

  Passive Foreign Investment Company ("PFIC") losses incurred after October 31 ("post-October" PFIC losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Global Real Estate Securities Fund deferred post-October PFIC losses in the amount of $229,079 during 2007.

Distributions to Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

                                             *Distributions Paid From:
                                       --------------------------------------
                                                        Net         Total
                                                     Long-Term     Taxable
                                         Ordinary     Capital   Distributions
                                          Income       Gains        Paid
                                       -----------  ----------- -------------
   Global Real Estate Securities Fund. $   971,175           --  $   917,175
   International Equity Fund..........  12,828,888*          --   12,828,888
   Large Cap Equity Fund..............   9,685,545  $29,580,840   39,266,385
   Large Cap Growth Fund..............   1,235,014   13,765,279   15,000,293
   Large Cap Value Fund...............  10,863,679   20,325,516   31,189,195
   Multi-Cap Equity Fund..............     681,273    7,100,902    7,782,175
   S&P 500 Index Fund.................   2,575,279    5,329,110    7,904,389
   Small Cap Core Equity Fund.........   2,929,522   14,297,464   17,226,986
   Small Cap Growth Fund..............   2,474,682    6,293,947    8,768,629

*Amount is net of Foreign Tax Credit of $1,630,616.

  As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                       Undistributed Undistributed             Accumulated        Unrealized             Total
                         Ordinary      Long-Term   Accumulated Capital and      Appreciation/         Accumulated
                          Income     Capital Gains  Earnings   Other Losses     (Depreciation)     Earnings/(Deficit)
                       ------------- ------------- ----------- ------------  --------------        ------------------
Global Real Estate
 Securities Fund......  $   85,972             --  $    85,972 $ (1,516,590)  $ (7,109,426)/1,2,4/    $ (8,540,044)
International Equity
 Fund.................     396,729             --      396,729  (41,297,683)   139,602,267/2/           98,701,313
Large Cap Equity
 Fund.................   1,403,013    $13,078,279   14,481,292           --     86,514,556/1,2/        100,995,848
Large Cap Growth
 Fund.................       3,626      5,552,941    5,556,567           --     25,788,867/1,2/         31,345,434
Large Cap Value
 Fund.................      53,628      7,200,263    7,253,891           --     42,934,816/2/           50,188,707
Multi-Cap Equity
 Fund.................       3,432        891,056      894,488           --     12,259,422/1/           13,153,910
S&P 500 Index Fund....      16,791        384,061      400,852           --     20,674,375/3/           21,075,227
Small Cap Core Equity
 Fund.................      66,477             --       66,477     (520,853)    11,691,773/1,2/         11,237,397
Small Cap Growth
 Fund.................          --             --           --           --     13,240,274/2/           13,204,274

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.
/4/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to income on PFIC investments.

7. Written Option Activity

  Transactions in written options for the six months ended June 30, 2008 were as follows:

Large Cap Equity Fund

                                              Number
                                                of      Premiums
                                             Contracts  Received
                                             --------- ---------
              Options outstanding at
               December 31, 2007............     --           --
              Options written...............    493    $ 415,044
              Options terminated in closing
               purchase transactions........   (393)    (330,345)
                                               ----    ---------
              Options outstanding at
               June 30, 2008................    100    $  84,699
                                               ----    ---------

              Large Cap Growth Fund
              Options outstanding at
               December 31, 2007............     --           --
              Options written...............    388    $ 207,577
              Options terminated in closing
               purchase transactions........   (319)    (156,935)
                                               ----    ---------
              Options outstanding at
               June 30, 2008................     69    $  50,642
                                               ----    ---------

8. Futures Contracts

  The S&P 500 Index Fund enters into S&P 500 Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

9. Reclassification Of Capital Accounts

  At December 31, 2007, the following reclassifications were made to the capital accounts of the noted Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, foreign currency transactions, equalization utilized and net investment losses. Net investment income, net realized gains, and net assets were not affected by these changes.

                                Undistributed     Undistributed
                                Net Investment    Capital Gains/     Paid in
                                    Income     (Accumulated Losses)  Capital
                                -------------- -------------------- ---------
 Global Real Estate Securities
  Fund.........................   $  (7,965)         $  7,965              --
 Large Cap Equity Fund.........    (158,569)          158,569              --
 Large Cap Growth Fund.........     (12,001)           12,001              --
 Large Cap Value Fund..........          (2)                2              --
 Multi-Cap Equity Fund.........     (21,884)           21,884              --
 S&P 500 Index Fund............     (35,304)           35,304              --
 Small Cap Core Equity Fund....    (273,397)          273,397              --
 Small Cap Growth Fund.........     451,377           417,556       $(868,933)

10. Accounting Pronouncement

  In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

11. Subsequent Events

  At shareholder meetings which took place on July 16 and August 7, 2008, shareholders approved transactions pursuant to which certain BNY Hamilton Funds would be reorganized into existing or newly-created mutual funds managed by either The Dreyfus Corporation ("Dreyfus") or BNY Mellon Fund Advisers, a division of Dreyfus. Both Dreyfus and BNY Mellon Fund Advisers are affiliates of The Bank of New York Mellon, the investment adviser to BNY Hamilton Funds.

  The various proposed reorganizations, which are expected to close in September 2008, are as follows:

BNY Hamilton Fund                   Dreyfus/BNY Mellon Fund
-----------------                   -----------------------
Global Real Estate Securities Fund  Dreyfus Premier Global Real Estate Securities Fund
International Equity Fund           BNY Mellon International Appreciation Fund
Large Cap Equity Fund               Dreyfus Premier Large Cap Equity Fund
Large Cap Growth Fund               Dreyfus Premier Large Cap Growth Fund
Large Cap Value Fund                Dreyfus Premier Large Cap Value Fund
S&P 500 Index Fund                  Dreyfus BASIC S&P 500 Stock Index Fund
Small Cap Core Equity Fund          BNY Mellon Small Cap Stock Fund
Small Cap Growth Fund               BNY Mellon Small Cap Stock Fund

         Information about Advisory and Sub-advisory Agreements (Unaudited)

    At a meeting held on May 14, 2008, the directors unanimously approved the continuance of the Investment Advisory Agreements between the Funds and the Adviser, and the Sub-advisory Agreements with Gannett, Welsh & Kotler, LLC and Urdang Securities Management, Inc., subsidiaries of The Bank of New York Mellon, in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements").

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser and the Sub-advisers, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser in person on May 13 and 14.

    In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel and the independent consultant at which no representatives of the Adviser were present, including sessions of the independent directors meeting separately. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

      1. information comparing the performance of each of the Funds to other mutual funds with similar investment objectives and to each Fund's respective unmanaged benchmark index;

      2. the nature, extent and quality of investment and administrative services rendered by the Adviser and Sub-Advisers;

      3. payments received by the Adviser from all sources in respect of each Fund;

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Fund;

      5. comparative fee and expense data for each Fund and other comparable funds;

      6. whether Fund expenses might be expected to decline as a percentage of net assets as Fund assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

      7. the Adviser's and Sub-Advisers' policies and practices regarding allocation of portfolio transactions of the Funds, including the extent to which the Adviser benefits from soft dollar arrangements;

      8. other fall-out benefits that the Adviser, the Sub-Advisers or their affiliates receive from their relationships with the Funds;

         Information about Advisory and Sub-advisory Agreements (Unaudited) (Continued)


       9.information about fees charged by the Adviser and the Sub-Advisers to other clients with similar investment objectives;

      10.the professional experience and qualifications of each Fund's management team and other senior personnel of the Adviser and the Sub-Advisers; and

      11.the terms of the various agreements.

    The Directors also considered the nature, extent, and quality of the services provided by the Adviser and the Sub-Advisers based on their experience as Directors and on the information provided by the Adviser and the Sub-Advisers in response to the Directors' requests. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. To the extent possible, the Directors evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Advisers

    The Directors noted that, under the Investment Advisory Agreements and Investment Sub-Advisory Agreements, the Adviser and the Sub-Advisers, subject to the supervision of the Directors, manage the investment of the assets of each Fund, including making purchases and sales of Fund securities consistent with the Fund's investment objective and policies. Pursuant to the separate Administration Agreement, the Adviser also provides each Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for its operations.

    The Directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The Directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and the Funds' compliance programs, and that these compliance programs continue to be refined and enhanced. The Directors considered the quality of the investment research capabilities of the Adviser and the Sub-Advisers and the other resources they have dedicated to performing services for the Funds. The quality of other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, also was considered. The Directors also considered the Adviser's response to various regulatory compliance issues affecting it and the Funds. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Funds under the various agreements.

    The Directors also considered the scope and quality of services provided by each Sub-Advisor under its Investment Sub-Advisory Agreement, including the Sub-Advisor's responsibility for compliance matters with respect to the Funds it managed.

         Information about Advisory and Sub-advisory Agreements (Unaudited) (Continued)


Costs of Services Provided and Profitability to the Adviser

    The Directors reviewed the information provided by the Adviser concerning the Adviser's profitability from providing investment advisory and administration activities to the Funds in the previous calendar year. They discussed the operating profitability before taxes and distribution expenses for the Funds as a whole, and in respect of each Fund. The Directors recognized that it is difficult to make comparisons among investment advisors regarding their profitability from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor's capital structure and cost of capital. The Directors also recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Fund. The Directors did not consider the separate profitability of the Sub-Advisers because the fees paid to the Sub-Advisers were negotiated by the Adviser and are paid out of the advisory fee received by it.

Fall-Out Benefits

    The Directors noted that they would consider that the Adviser and Sub-Advisers benefit from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Fund's purchases and sales of securities. The Directors noted that they received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating Fund brokerage for brokerage and research services. The Directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Funds as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The Directors also noted that the Adviser serves as the Funds' administrator, custodian and securities lending agent. The Directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if the Adviser and its affiliates did not receive the other benefits described above.

Investment Results

    The Directors considered the investment results of each of the Funds as compared to those of mutual funds with similar investment objectives as provided by The independent consultant, consolidated into a "Peer Category," and with one or more selected securities indices. The Adviser also provided a comparison to a larger sample size, consolidated into an "Objective Peer Group," and compared each Fund's performance to its corresponding Lipper peer group (the "Data Provider Category"). In addition to the information received by the Directors for the Meeting, the Directors received detailed performance information for each Fund at each regular Board meeting during the year. The Directors reviewed information showing performance of each Fund over the 1-, 3-, and

         Information about Advisory and Sub-advisory Agreements (Unaudited) (Continued)

5-year periods ended December 31, 2007, as applicable, and compared to an appropriate securities index over comparable periods.

    Large Cap Equity Fund. The directors noted that the Large Cap Equity Fund significantly outperformed its Peer Category median for both the 1- and 3-year time periods, which represented a continuing trend of improving performance.

    Large Cap Growth Fund. The directors noted that the performance of the Large Cap Growth Fund exceeded the median performance of its Peer Category for the 1-year period, and while performance still lagged for the 3-year period, over the past two years performance continued to improve as compared to its Peer Category.

    Large Cap Value Fund. The directors noted that the Large Cap Value Fund exceeded the performance of its Peer Category median for the 1- and 3-year time periods, and that performance had improved during the past year. The directors also noted that the Fund's performance placed it in the first quartile of the Data Provider Category for the 1- and 3-year periods.

    Multi-Cap Equity Fund. The directors noted that the performance of the Multi-Cap Equity Fund for the 1- and 3-year periods lagged the median of its Peer Category. The directors also noted the Adviser's statements that the Fund's performance during the first quarter of 2008 matched its benchmark and placed it in the second quartile of the Data Provider Category for the quarter period ended March 31, 2008. The directors also noted management's belief that the Fund's historic long-term performance was competitive.

    Global Real Estate Securities Fund. The directors noted that the new Global Real Estate Securities Fund, which launched in December 2006, outperformed its Peer Category median for the 1-year period. The directors also noted the Adviser's statement that for the 1-year period ended March 31, 2008, the Fund's performance ranked in the first quartile within its Data Provider Category.

    International Equity Fund. The directors noted that the 1- and 3-year performance of International Equity Fund lagged the median of its Peer Category. The directors also noted management's belief that the Adviser's approach to international investing, as well as market trends in developing markets, had been contributing to the Fund's underperformance vis-a-vis its peers.

    S&P 500 Index Fund. The directors noted that the 1- and 3-year performance of the S&P 500 Index Fund was below that of its Peer Category median, but that Fund's performance placed it in the second quartile of the Data Provider Category for the 1-, 3- and 5-year periods.

    Small Cap Growth Fund. The directors noted that the 1-year performance of Small Cap Growth Fund exceeded that of its Peer Category median, continuing a trend of improving Fund performance in the wake of the numerous steps taken by the Adviser to improve performance. The directors also that the Fund's performance for the 1-year period placed it in the second quartile within its Data Provider Category.

         Information about Advisory and Sub-advisory Agreements (Unaudited) (Continued)


    Small Cap Core Equity Fund. The directors noted that the Small Cap Core Equity Fund, which launched in March 2005, outperformed its Peer Category median for the one-year period. The directors also noted the Adviser's statement that for the 1-and 3-year periods ended March 31, 2008, the Fund's performance ranked in the first quartile within its Data Provider Category.

    The directors concluded that the performance of the Adviser and each Sub-Adviser was sufficient, in light of the steps taken to improve performance and the other considerations, to support approval of the Agreements.

Advisory Fee and Other Expenses

    The Directors considered the advisory fee rate for each Fund. The Directors recognized that it is difficult to make comparisons among investment advisors regarding their advisory fees because there are variations in the types and levels of services provided by various advisors.

    The Directors also considered the fees the Adviser and Sub-Advisers charge other clients, including institutional clients, with investment objectives similar to those of the Funds. In the case of the Sub-Advisers, the Directors also considered the fees they charge to others, including institutional accounts. The Directors were also mindful that, for many of the Funds, the Adviser was not receiving the full amount of its advisory fee because it had agreed to cap the expenses of those Funds. The Directors also considered the information provided by the Adviser concerning the significant differences in the scope of services provided to institutional clients and to the Funds.

    The Directors also considered the advisory fees and total expense ratio of each Fund in comparison to the fees and expenses of a subset of funds within the relevant Peer Category with a comparable asset size as well as with a group of similar funds of competitors in similar distribution channels. These comparisons were generally favorable with regard to the expense ratios of the Funds.

Economies of Scale

    The Directors noted that the advisory fee schedules for all of the Funds contained breakpoints that reduce the fee rate on assets above specified levels. The Directors noted that, as assets grow, these fee schedules will provide shareholders benefits from lower effective advisory fees. The Directors also recognized the beneficial effects of the July 1, 2004 reduction in administration fees, which affected all Funds.

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their year of birth, position with the company and their principal occupations during the past five years are:

                                                  Principal Occupations
     Directors          Position                  During Past Five Years
     ---------           --------                 ----------------------
Edward L. Gardner..  Director and     Chairman of the Board, President and Chief
  1934.............. Chairman of the  Executive Officer, Industrial Solvents
                     Board            Corporation, 1981 to Present; Chairman of the
                                      Board, President and Chief Executive Officer,
                                      Industrial Petro-Chemicals, Inc., 1981 to
                                      Present.

James E. Quinn.....  Director         President, Tiffany & Co., 2003 to Present;
  1952..............                  Member, Board of Directors, Tiffany & Co.,
                                      1995 to Present; Vice Chairman, Tiffany &
                                      Co., 1999 to 2003. Executive Vice President,
                                      Tiffany & Co., 1992 to 1999.

Karen Osar.........  Director         Retired; Formerly Executive Vice President and
  1949..............                  Chief Financial Officer, Chemtura, Inc., 2004
                                      to 2007; Senior Vice President and Chief
                                      Financial Officer, Mead Westvaco Corp., 2002
                                      to 2003; Senior Vice President and Chief
                                      Financial Officer, Westvaco Corp., 1999 to
                                      2002.

Kim Kelly..........  Director         Consultant, 2005 to Present; Chief Executive
  1956..............                  Officer, Arroyo Video, 2004 to 2005;
                                      President, Chief Financial Officer and Chief
                                      Operating Officer, Insight Communications,
                                      2000 to 2003.

John R. Alchin.....  Director         Retired; Executive Vice President, Co-Chief
  1948..............                  Financial Officer, Comcast Corporation, 1990
                                      to 2007.

Newton P.S. Merrill  Director         Retired; Senior Executive Vice President, The
  1939..............                  Bank of New York, 1994 to 2003.

                                                          Principal Occupations
       Officers               Position                    During Past Five Years
        --------               --------                   ----------------------
Joseph F. Murphy.......  President and        Managing Director, The Bank of New York
  1963.................. Chief Executive      Mellon, since April 2001.
                         Officer

Guy Nordahl............  Treasurer and        Vice President, The Bank of New York Mellon,
  1965.................. Principal Financial  1999 to Present.
                         Officer

Ellen Kaltman..........  Chief Compliance     Managing Director, Compliance, The Bank of
  1948.................. Officer              New York Mellon, 1999 to Present.

Jennifer English**.....  Secretary            Senior Vice President, Regulatory
  1972..................                      Administration, Citi Fund Services Ohio, Inc.,
                                              2005 to Present; Assistant Vice President and
                                              Assistant Counsel, PFPC Inc., 2002 to 2005.

Molly Martin Alvarado**  Assistant Secretary  Assistant Vice President, Regulatory
  1965..................                      Administration, Citi Fund Services Ohio, Inc.,
                                              2005 to Present; Blue Sky Corporate Legal
                                              Assistant, Palmer & Dodge LLP, 1999 to 2005;
                                              Business Law Legal Assistant Coordinator,
                                              Palmer & Dodge LLP, 2002 to 2005.


* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York Mellon, One Wall Street, New York, New York, 10286.
** The address of Jennifer English and Molly Martin Alvarado is c/o Citi Fund
   Services, 100 Summer Street, Suite 1500, Boston, Massachusetts, 02110.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York Mellon

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York Mellon

Transfer Agent and Sub-Administrator
Citi Fund Services Ohio, Inc.

Custodian
The Bank of New York Mellon

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Ropes & Gray LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York Mellon, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York Mellon and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK MELLON

BNY Hamilton Distributors, Inc.
100 Summer Street
15/th/ Floor
Boston, MA 02110


                                                               BNY-SAR-EQ 06/08

Item 2.   Code of Ethics.

Not applicable for semi-annual reports.

Item 3.   Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.   Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.   Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.   Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

a) Based on their evaluation on August 26th, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY Hamilton Funds, Inc. ("Funds") believe that there were no significant deficiencies in the design or operation of the internal controls of the Funds or The Bank of New York ("BNY"), the investment adviser and administrator of the Funds, or BNY Hamilton Distributors, a subsidiary of Foreside Financial Group LLC ("Foreside") which acts as sub-administrator and distributor for the Funds, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Funds, or BNY or Foreside on behalf of the Funds, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Funds have identified no material weaknesses in such internal controls on behalf of the Funds. There was no fraud, whether or not material, involving officers or employees of BNY, Foreside, or the Funds who have a significant role in the Funds' internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of BNY or the officers of the Funds, including its President and Treasurer.

b) There were no significant changes in the Funds and BNY's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Funds or in other factors with respect to the Funds that could have significantly affected the Funds' or BNY's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Funds or BNY during such period.

Item 12.  Exhibits.

(a)(1) The Code of Ethics: not applicable for semi-annual reports.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached as Exhibit 99.906CERT.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY Hamilton Funds

By:     /s/ Joseph F. Murphy
        --------------------------
Name:   Joseph F. Murphy
Title:  President and Principal
        Executive Officer

Date:   August 26, 2008

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Joseph F. Murphy
        --------------------------
Name:   Joseph F. Murphy
Title:  President and Principal
        Executive Officer

Date:   August 26, 2008

By:     /s/ Guy Nordahl
        --------------------------
Name:   Guy Nordahl
Title:  Treasurer and Principal
        Financial Officer

Date:   August 26, 2008